  As filed with the Securities and Exchange Commission on December 5, 1997
                                                          ----------
                      Registration No. 33-13990/811-5148
--------------------------------------------------------------------------------

                      SECURITIES AND EXCHANGE COMMISSION
                             Washington, DC  20549

                                   FORM N-1A
        REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933    /X/


                        POST-EFFECTIVE AMENDMENT NO. 45
                                                     --

                                      and

     REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940  /X/


                             AMENDMENT NO. 45

                                 PEGASUS FUNDS

              (Exact Name of Registrant as Specified in Charter)

                                 c/o NBD Bank
                                900 Tower Drive
                                 P.O. Box 7058
                          Troy, Michigan  48007-7058

                   (Address of Principal Executive Offices)

                        Registrant's Telephone Number:
                                (313) 259-0729

                            W. Bruce McConnel, III
                          DRINKER BIDDLE & REATH LLP
                             1345 Chestnut Street
                    Philadelphia, Pennsylvania  19107-3496
                    (Name and Address of Agent for Service)

It is proposed that this filing will become effective (check appropriate box):

     [ ] immediately upon filing pursuant to paragraph (b)

     [ ] on (date) pursuant to paragraph (b)

     [ ] 60 days after filing pursuant to paragraph (a)(1)

     [ ] on (date) pursuant to paragraph (a)(1)

     [x] 75 days after filing pursuant to paragraph (a)(2)


     [ ] on (date) pursuant to paragraph (a)(2) of rule 485.


If appropriate, check the following box:

     [ ] this post-effective amendment designates a new effective date for a previously filed post-effective amendment.

Title of Securities Being Registered. Shares of beneficial interest.

                             CROSS REFERENCE SHEET
                             ---------------------

                 Class A, Class B and Class I Shares of the:

     Managed Assets Conservative Fund, Managed Assets Balanced Fund, Managed Assets Growth Fund, Equity Income Fund, Growth Fund, Mid-Cap Opportunity Fund, Small-Cap Opportunity Fund, Intrinsic Value Fund, Growth and Value Fund, Equity Index Fund, Multi Sector Index Fund, International Equity Fund, Intermediate Bond Fund, Bond Fund, Short Bond Fund, Multi Sector Bond Fund, International Bond Fund, High Yield Bond Fund, Municipal Bond Fund, Intermediate Municipal Bond Fund and Michigan Municipal Bond Fund, respectively.


Form N-1A Part A Item                                        Prospectus Caption
---------------------                                        ------------------

1.   Cover Page............................................   Cover page

2.   Synopsis..............................................   Highlights;
                                                              Expense Table;
                                                              Background

3.   Financial Highlights..................................   Financial
                                                              Highlights;
                                                              Performance
                                                              Information

4.   General Description of
     Registrant............................................   Cover Page;
                                                              Description of the
                                                              Funds; General
                                                              Information;
                                                              Supplemental
                                                              Information

5.   Management of Registrant..............................   Management of the
                                                              Funds

5A.  Management's Discussion.............................     Inapplicable

6.   Capital Stock and Other
     Securities..........................................     How to Buy Shares;
                                                              How to Redeem
                                                              Shares; Dividends
                                                              and Distributions;
                                                              Taxes; Management
                                                              of the Funds;
                                                              General
                                                              Information

7.   Purchase of Securities
     Being Offered.........................................   How to Buy Shares;
                                                              Services;
                                                              Management of the
                                                              Funds;
                                                              Distribution and
                                                              Shareholder
                                                              Services Plans

8.   Redemption or Repurchase..............................   How to Redeem
                                                              Shares;

9.   Pending Legal Proceedings.............................   Inapplicable

                             CROSS REFERENCE SHEET
                             ---------------------

                  Class A, Class B and Class I Shares of the:

     Managed Assets Conservative Fund, Managed Assets Balanced Fund, Managed Assets Growth Fund, Equity Income Fund, Growth Fund, Mid-Cap Opportunity Fund, Small-Cap Opportunity Fund, Intrinsic Value Fund, Growth and Value Fund, Equity Index Fund, Market Expansion Index Fund, International Equity Fund, Intermediate Bond Fund, Bond Fund, Short Bond Fund, Multi Sector Bond Fund, International Bond Fund, High Yield Bond Fund, Municipal Bond Fund, Intermediate Municipal Bond Fund and Michigan Municipal Bond Fund, respectively.


                                                     Statement of Additional
Form N-1A Part B Item                                  Information Caption
---------------------                                -----------------------

10.  Cover Page....................................   Cover Page

11.  Table of Contents.............................   Table of Contents

12.  General Information and History...............   The Trust; Description
                                                      of Shares

13.  Investment Objectives and Policies............   Investment Objectives,
                                                      Policies and Risk
                                                      Factors

14.  Management of Registrant......................   Management

15.  Control Persons and Principal.................   Description of Shares
     Holders of Securities

16.  Investment Advisory and Other Services........   Management

17.  Brokerage Allocation and other Practices......   Investment Objectives,
                                                      Policies and Risk
                                                      Factors

18.  Capital Stock and Other Securities............   Additional Purchase
                                                      and Redemption
                                                      Information;
                                                      Description of Shares

19.  Purchase, Redemption and Pricing..............   Additional Purchase
     of Securities Being Offered                      and Redemption
     Additional Purchase and Redemption Information   Information

20.  Tax Status....................................   Additional Information
                                                      Concerning Taxes

21.  Underwriters..................................   Management

22.  Calculation of Performance Data...............   Additional Information
                                                      on Performance

23.  Financial Statements..........................   Independent Public
                                                      Accountants; Financial
                                                      Statements

Prospectus                                                PEGASUS FUNDS
                                      , 1997              P.O. BOX 5142

                                                           WESTBOROUGH,
                                                       MASSACHUSETTS 01581

                                                        24 HOUR YIELD AND
                                                           PERFORMANCE
                                                           INFORMATION
                                                           PURCHASE AND
                                                        REDEMPTION ORDERS:
                                                          (800) 688-3350

Pegasus Funds (the "Trust") is offering in this Prospectus Class A shares, Class B shares and Class I shares in the following twenty-two investment portfolios (the "Funds"), divided into four general fund types: Asset Allocation; Equity; Bond; and Municipal Bond:

ASSET ALLOCATION FUNDS                  BOND FUNDS


The Managed Assets Conservative Fund    The Intermediate Bond Fund


The Managed Assets Balanced Fund        The Bond Fund


The Managed Assets Growth Fund          The Short Bond Fund


EQUITY FUNDS                            The Multi Sector Bond Fund (formerly
                                        the Income Fund)

The Equity Income Fund                  The International Bond Fund

The Growth Fund                         The High Yield Bond Fund

The Mid-Cap Opportunity Fund            MUNICIPAL BOND FUNDS

The Small-Cap Opportunity Fund          The Municipal Bond Fund

The Intrinsic Value Fund                The Short Municipal Bond Fund

The Growth and Value Fund               The Intermediate Municipal Bond Fund

The Equity Index Fund                   The Michigan Municipal Bond Fund

The Market Expansion Fund

The International Equity Fund

 This Prospectus sets forth concisely information that a prospective investor should consider before investing. Investors should read this Prospectus and retain it for future reference. Additional information about the Trust, contained in a Statement of Additional Information, has been filed with the Securities and Exchange Commission (the "SEC") and is available upon request and without charge by writing to the Trust at the above address. The Statement of Additional Information bears the same date as this Prospectus and is incorporated by reference into this Prospectus in its entirety.


 Investors should recognize that the share price, yield and investment return of each Fund fluctuate and are not guaranteed.

 THE HIGH YIELD BOND FUND'S PORTFOLIO CONSISTS PRIMARILY OF LOWER-RATED CORPORATE DEBT OBLIGATIONS, WHICH ARE COMMONLY REFERRED TO AS "JUNK BONDS." THESE LOWER-RATED BONDS MAY BE MORE SUSCEPTIBLE TO REAL OR PERCEIVED ADVERSE ECONOMIC CONDITIONS THAN INVESTMENT GRADE BONDS. THESE LOWER-RATED BONDS ARE REGARDED AS PREDOMINANTLY SPECULATIVE WITH REGARD TO EACH ISSUER'S CONTINUING ABILITY TO MAKE INTEREST AND PRINCIPAL PAYMENTS (I.E., THE BONDS ARE SUBJECT TO THE RISK OF DEFAULT). IN ADDITION, THE SECONDARY TRADING MARKET FOR LOWER-RATED BONDS MAY BE LESS LIQUID THAN THE MARKET FOR INVESTMENT GRADE BONDS. PURCHASERS SHOULD CAREFULLY ASSESS THE RISKS ASSOCIATED WITH AN INVESTMENT IN THE HIGH YIELD BOND FUND. SEE THE SECTIONS OF THIS PROSPECTUS ENTITLED "RISK FACTORS -- LOWER-RATED SECURITIES" AND "SUPPLEMENTAL INFORMATION." THE HIGH YIELD BOND FUND'S SUB-ADVISER WILL ENDEAVOR TO LIMIT THESE RISKS THROUGH DIVERSIFYING THE PORTFOLIO AND THROUGH CAREFUL CREDIT ANALYSIS OF INDIVIDUAL ISSUERS.

 SHARES OF THE TRUST ARE NOT BANK DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED OR OTHERWISE SUPPORTED BY, FIRST CHICAGO NBD CORPORATION OR ITS AFFILIATES, AND ARE NOT FEDERALLY INSURED OR GUARANTEED BY THE U.S. GOVERNMENT, FEDERAL DEPOSIT INSURANCE CORPORATION, OR ANY GOVERNMENTAL AGENCY. INVESTMENT IN THE TRUST INVOLVES RISKS, INCLUDING THE POSSIBLE LOSS OF PRINCIPAL.

 THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

   Table of Contents

3   Highlights
4   Fund Expenses
12  Financial Highlights
31  Description of the Funds
39  How to Buy Shares
44  Shareholder Services

45  How to Redeem Shares
48  Management of the Trust
51  Distribution and Shareholder Services Plans
52  Dividends and Distributions
52  Taxes
53  Performance Information

55  General Information
A-1 Supplemental Information
B-1 Debt Ratings

Highlights

The following summary is qualified in its entirety by the more detailed information appearing elsewhere in this Prospectus.

INVESTMENT OBJECTIVES AND MANAGEMENT POLICIES

Each Fund's investment objective is set forth on pages 11 and 12 of this Prospectus. Each Asset Allocation Fund will invest substantially all of its assets (other than securities it holds as of the date of this Prospectus and certain other direct investments) in Class I shares in each of the Funds described in this Prospectus, other than the Market Expansion Index Fund and Municipal Bond Funds, and in Class I shares in the Pegasus Money Market Fund, a diversified portfolio of the Trust also described in this Prospectus whose shares are offered by a separate Prospectus (the "Money Market Fund") (collectively, the "Underlying Funds").

INVESTMENT ADVISER
First Chicago NBD Investment Management Company ("FCNIMCO") is the investment adviser to each of the Funds (the "Investment Adviser"). Each Fund has agreed to pay the Investment Adviser an annual fee as set forth under "Management of the Funds." Federated Investment Counseling ("Federated" or the "Sub-Adviser") serves as sub-adviser to the High Yield Bond Fund. The Sub-Adviser's fee is paid by FCNIMCO and not by the High Yield Bond Fund.

DESCRIPTION OF CLASSES
Each Fund offers Class A shares, Class B shares and Class I shares. Each share represents an identical pro rata interest in a Fund's investment portfolio.
 Class A shares are sold at net asset value per share plus an initial sales charge imposed at the time of purchase. The initial sales charge may be reduced or waived for certain purchases. Class A shares of each Fund are subject to a shareholder servicing fee.
 Class B shares are sold at net asset value per share with no initial sales charge at the time of purchase; as a result, the entire purchase price is immediately invested in the Fund. Class B shares may be subject to a contingent deferred sales charge ("CDSC") and are subject to a distribution fee and shareholder servicing fee.
 Class I shares are sold at net asset value with no sales charge to qualified trust, custody and/or agency account clients of The First National Bank of Chicago ("FNBC"), NBD Bank ("NBD"), American National Bank and Trust Company ("ANB") or their affiliates, qualified retirement, profit sharing, 401(k) or other employee benefit plans or other programs, broker-dealers, registered investment advisers and other financial institutions which have entered into an agreement with a "mutual fund supermarket" or similar program, and the Asset Allocation Funds.

 See "How to Buy Shares" on page 39 of this Prospectus.

HOW TO BUY SHARES
Class A and Class B shares may be purchased through a number of institutions including the Investment Adviser, NBD, FNBC, ANB and their affiliates, including First Chicago NBD Investment Services, Inc. ("FCNIS"), a registered broker-dealer, BISYS Fund Services Limited Partnership d/b/a BISYS Fund Services ("Distributor" or "BISYS"), which serves the Trust as its distributor, and certain banks, securities dealers and other industry professionals such as investment advisers, accountants and estate planning firms (collectively, "Service Agents").

 The minimum initial investment is $1,000. All subsequent investments must be at least $100.
 Investors purchasing Class I shares through their Fiduciary Accounts (as defined under "How to Buy Shares") at the Investment Adviser, NBD, FNBC, ANB or their affiliates should contact such entity directly for appropriate instructions, as well as for information about conditions pertaining to the account and any related fees. Class I shares may be purchased for a Fiduciary Account or Eligible Retirement Plan (as defined under "How to Buy Shares") only by a custodian, trustee, investment manager or other entity authorized to act on behalf of such Account or Plan.

 See "How to Buy Shares" on page 39 of this Prospectus.

SHAREHOLDER SERVICES
The Funds offer shareholders certain services and privileges including:
Exchange Privilege, Letter of Intent and Automatic Investment Plan. Certain services and privileges may not be available through all Service Agents.

 See "Shareholder Services" on page 44 of this Prospectus.

HOW TO REDEEM SHARES
Generally, investors should contact their representatives at the Investment Adviser, NBD, FNBC, ANB or appropriate Service Agent or financial institution for redemption instructions. Investors who are not clients of the Investment Adviser, NBD, FNBC, ANB or a Service Agent or financial institution may redeem Fund shares by written request to First Data Investor Services Group, Inc. (the "Transfer Agent").

 See "How to Redeem Shares" on page 45 of this Prospectus.

                                                             Pegasus Funds  3

Fund Expenses

The purpose of the following tables is to assist investors in understanding the various costs and expenses that an investor in a Fund will bear, the payment of which will reduce an investor's return on an annual basis.

Expense Table

                                                                 CLASS A                                   CLASS B
------------------------------------------------------------------------------------------------------------------------
                                                       EQUITY INDEX,       BOND,                        EQUITY INDEX,
                                                      MARKET EXPANSION INTERNATIONAL                   MARKET EXPANSION
                                                       INDEX+, MULTI    BOND, HIGH                      INDEX+, MULTI
                                                        SECTOR BOND,    YIELD BOND,                      SECTOR BOND,
                                                        INTERMEDIATE     MUNICIPAL                       INTERMEDIATE
                                           SHORT BOND     BOND AND       BOND AND           SHORT BOND     BOND AND
                                           AND SHORT    INTERMEDIATE     MICHIGAN     ALL   AND SHORT    INTERMEDIATE    ALL
SHAREHOLDER                                MUNICIPAL     MUNICIPAL       MUNICIPAL   OTHER  MUNICIPAL     MUNICIPAL     OTHER
TRANSACTION EXPENSES                       BOND FUNDS    BOND FUNDS     BOND FUNDS   FUNDS  BOND FUNDS    BOND FUNDS    FUNDS
-----------------------------------------------------------------------------------------------------------------------------
Maximum Sales Charge Imposed on Purchases
 (as a percentage of offering price)          1.00%         3.00%          4.50%     5.00%     None          None       None
-----------------------------------------------------------------------------------------------------------------------------
Transaction Fee Imposed on Purchases+         None          None+          None      None      None          None+      None
-----------------------------------------------------------------------------------------------------------------------------
Sales Charge on Reinvested Dividends          None          None           None      None      None          None       None
-----------------------------------------------------------------------------------------------------------------------------
Maximum Deferred Sales Charge Imposed On
 Redemptions (as a percentage of the
 amount subject to charge)                    None*         None*          None*     None*     1.00%         3.00%      5.00%
-----------------------------------------------------------------------------------------------------------------------------
Redemption Fees                               None          None           None      None      None          None       None
-----------------------------------------------------------------------------------------------------------------------------
Exchange Fees                                 None          None           None      None      None          None       None
-----------------------------------------------------------------------------------------------------------------------------
                                           CLASS I
--------------------------------------------------
SHAREHOLDER                                  ALL
TRANSACTION EXPENSES                       FUNDS+
--------------------------------------------------
Maximum Sales Charge Imposed on Purchases
 (as a percentage of offering price)        None
--------------------------------------------------
Transaction Fee Imposed on Purchases+       None+
--------------------------------------------------
Sales Charge on Reinvested Dividends        None
--------------------------------------------------
Maximum Deferred Sales Charge Imposed On
 Redemptions (as a percentage of the
 amount subject to charge)                  None
--------------------------------------------------
Redemption Fees                             None
--------------------------------------------------
Exchange Fees                               None
--------------------------------------------------

* A contingent deferred sales charge of up to 1.00% may be assessed on certain redemptions of Class A shares purchased without an initial sales charge as part of an investment of $1 million or more.

+ A transaction fee only applies to the Market Expansion Index Fund. To prevent the Market Expansion Index Fund from being adversely affected by the transaction costs associated with share purchases, the Fund will sell shares at a price equal to the net asset value of the shares plus a transaction fee equal to 0.50% of such value. Such fees are not sales charges, but are retained by the Fund for the benefit of all shareholders. This fee will not apply to in-kind contributions, reinvested dividends or capital gain contributions; however, it will apply to exchanges. Furthermore, a sales charge will also be imposed on purchases of Class A shares. See "Transaction Fee Imposed on Share Purchases" below.

  4  Pegasus Funds

ANNUAL FUND OPERATING EXPENSES
(as a percentage of average daily net assets)

Class A Shares

                              MANAGEMENT     12B-                   TOTAL
                              FEES AFTER      1      OTHER        OPERATING
                               WAIVERS       FEES EXPENSES(1)    EXPENSES(1)
-------------------------------------------------------------------------------
ASSET ALLOCATION FUNDS:
Managed Assets Conservative
 Fund                           0.64%(2)(3)  None    0.61%(2)(3)    1.25%(2)(3)
Managed Assets Balanced Fund    0.54%(2)(3)  None    0.71%(2)(3)    1.25%(2)(3)
Managed Assets Growth Fund      0.19%(2)(3)  None    1.06%(2)(3)    1.25%(2)(3)
-------------------------------------------------------------------------------
EQUITY FUNDS:
Equity Income Fund              0.50%        None    0.45%          0.95%
Growth Fund                     0.60%        None    0.45%          1.05%
Mid-Cap Opportunity Fund        0.60%        None    0.51%          1.11%
Small-Cap Opportunity Fund      0.70%        None    0.47%          1.17%
Intrinsic Value Fund            0.60%        None    0.47%          1.07%
Growth and Value Fund           0.59%(3)     None    0.51%(3)       1.10%(3)
Equity Index Fund               0.10%        None    0.52%          0.57%
Market Expansion Index Fund     0.20%(3)     None    0.52%(3)       0.72%(3)
International Equity Fund       0.80%        None    0.54%          1.34%
-------------------------------------------------------------------------------
BOND FUNDS:
Intermediate Bond Fund          0.40%        None    0.50%          0.90%
Bond Fund                       0.40%        None    0.47%          0.87%
Short Bond Fund                 0.33%(3)     None    0.49%(3)       0.82%(3)
Multi Sector Bond Fund          0.40%        None    0.47%          0.87%
International Bond Fund         0.50%(3)     None    0.65%(3)       1.15%(3)
High Yield Bond Fund            0.25%(3)     None    0.97%(3)       1.22%(3)
-------------------------------------------------------------------------------
MUNICIPAL BOND FUNDS:
Municipal Bond Fund             0.40%        None    0.45%          0.85%
Short Municipal Bond Fund       0.35%(3)     None    0.52%(3)       0.87%(3)
Intermediate Municipal Bond
 Fund                           0.40%        None    0.44%          0.84%
Michigan Municipal Bond Fund    0.34%(3)     None    0.57%(3)       0.91%(3)

--------------------------------------------------------------------------------

(1) Other Expenses and Total Operating Expenses: for each Fund have been restated to reflect current expenses; and for the Asset Allocation Funds include expenses (including management fees) borne indirectly by them in connection with their investments in the Underlying Funds.
(2) Management Fees After Waivers, Other Expenses and Total Operating Expenses of the Asset Allocation Funds have been calculated based upon certain assumptions, including assumptions about the allocation of each Asset Allocation Fund's assets among the Underlying Funds. Management Fees After Waivers and Other Expenses of the Asset Allocation Funds will differ from the amounts shown depending upon the actual allocation of an Asset Allocation Fund's assets among the Underlying Funds.

(3) Absent fee waivers and/or expense reimbursements, Total Operating Expenses applicable to Class A shares of the Managed Assets Conservative, Managed Assets Balanced, Managed Assets Growth, Growth and Value, Market Expansion Index, Short Bond, International Bond, High Yield Bond, Short Municipal Bond and Michigan Municipal Bond Funds would have been 1.26%, 1.36%, 1.71%, 1.11%, 0.77%, 0.84%, 1.35%, 1.67%, 0.92% and 0.97%, respectively.

                                                                Pegasus Funds 5

EXAMPLE
Based upon the assumptions in the foregoing chart an investor would pay the following expenses on a $1,000 investment, assuming (1) 5% annual return and
(2) redemption at the end of each period:

                                     1 YEAR       3 YEARS       5 YEARS       10 YEARS
--------------------------------------------------------------------------------------
ASSET ALLOCATION FUNDS:
Managed Assets Conservative Fund      $62           $88          $116           $194
Managed Assets Balanced Fund          $62           $88          $116           $194
Managed Assets Growth Fund            $62           $88          $116           $194
--------------------------------------------------------------------------------------
EQUITY FUNDS:
Equity Income Fund                    $59           $79          $100           $161
Growth Fund                           $60           $82          $105           $172
Mid-Cap Opportunity Fund              $61           $84          $108           $179
Small-Cap Opportunity Fund            $61           $85          $111           $186
Intrinsic Value Fund                  $60           $82          $106           $175
Growth and Value Fund                 $61           $83          $108           $178
Equity Index Fund                     $36           $49          $ 64           $105
Market Expansion Index Fund           $50           $68           N/A           N/A
International Equity Fund             $63           $91          $120           $204
--------------------------------------------------------------------------------------
BOND FUNDS:
Intermediate Bond Fund                $39           $58          $ 79           $138
Bond Fund                             $54           $72          $ 91           $148
Short Bond Fund                       $18           $36          $ 55           $111
Multi Sector Bond Fund                $39           $57          $ 77           $134
International Bond Fund               $56           $80          $106           $179
High Yield Bond Fund                  $57           $82          $109           $187
--------------------------------------------------------------------------------------
MUNICIPAL BOND FUNDS:
Municipal Bond Fund                   $53           $71          $ 90           $145
Short Municipal Bond Fund             $19           $38           N/A           N/A
Intermediate Municipal Bond Fund      $38           $56          $ 75           $131
Michigan Municipal Bond Fund          $54           $73          $ 93           $152

--------------------------------------------------------------------------------

 6 Pegasus Funds

ANNUAL FUND OPERATING EXPENSES
(as a percentage of average daily net assets)

Class B Shares

                              MANAGEMENT                             TOTAL
                                 FEES        12B-1    OTHER        OPERATING
                             AFTER WAIVERS   FEES  EXPENSES(1)    EXPENSES(1)
--------------------------------------------------------------------------------
ASSET ALLOCATION FUNDS:
Managed Assets Conservative
 Fund                            0.64%(2)(3) 0.75%    0.61%(2)(3)    2.00%(2)(3)
Managed Assets Balanced
 Fund                            0.54%(2)(3) 0.75%    0.71%(2)(3)    2.00%(2)(3)
Managed Assets Growth Fund       0.19%(2)(3) 0.75%    1.06%(2)(3)    2.00%(2)(3)
--------------------------------------------------------------------------------
EQUITY FUNDS:
Equity Income Fund               0.50%       0.75%    0.45%          1.70%
Growth Fund                      0.60%       0.75%    0.45%          1.80%
Mid-Cap Opportunity Fund         0.60%       0.75%    0.51%          1.86%
Small-Cap Opportunity Fund       0.70%       0.75%    0.47%          1.92%
Intrinsic Value Fund             0.60%       0.75%    0.47%          1.82%
Growth and Value Fund            0.59%(3)    0.75%    0.52%(3)       1.85%(3)
Equity Index Fund                0.10%       0.75%    0.47%          1.37%
Market Expansion Index Fund      0.20%(3)    0.75%    0.52%(3)       1.47%(3)
International Equity Fund        0.80%       0.75%    0.54%          2.09%
--------------------------------------------------------------------------------
BOND FUNDS:
Intermediate Bond Fund           0.40%       0.75%    0.50%          1.65%
Bond Fund                        0.40%       0.75%    0.47%          1.62%
Short Bond Fund                  0.33%(3)    0.75%    0.49%(3)       1.57%(3)
Multi Sector Bond Fund           0.40%       0.75%    0.47%          1.62%
International Bond Fund          0.50%(3)    0.75%    0.65%(3)       1.90%(3)
High Yield Bond Fund             0.25%(3)    0.75%    0.97%(3)       1.97%(3)
--------------------------------------------------------------------------------
MUNICIPAL BOND FUNDS:
Municipal Bond Fund              0.40%       0.75%    0.45%          1.60%
Short Municipal Bond Fund        0.35%(3)    0.75%    0.52%(3)       1.62%(3)
Intermediate Municipal Bond
 Fund                            0.40%       0.75%    0.44%          1.59%
Michigan Municipal Bond
 Fund                            0.34%(3)    0.75%    0.57%(3)       1.66%(3)

--------------------------------------------------------------------------------

(1) Other Expenses and Total Operating Expenses for each Fund have been restated to reflect current expenses; and for the Asset Allocation Funds include expenses (including management fees) borne indirectly by them in connection with their investments in the Underlying Funds.
(2) Management Fees After Waivers, Other Expenses and Total Operating Expenses of the Asset Allocation Funds have been calculated based upon certain assumptions, including assumptions about the allocation of each Asset Allocation Fund's assets among the Underlying Funds. Management Fees After Waivers and Other Expenses of the Asset Allocation Funds will differ from the amounts shown depending upon the actual allocation of an Asset Allocation Fund's assets among the Underlying Funds.

(3) Absent fee waivers and/or expense reimbursements, Total Operating Expenses applicable to Class B shares of the Managed Assets Conservative, Managed Assets-Balanced, Managed Assets Growth, Growth and Value, Market Expansion Index, Short Bond, International Bond, High Yield Bond, Short Municipal Bond and Michigan Municipal Bond Funds would have been 2.01%, 2.11%, 2.46%, 1.86%, 1.52%, 1.59%, 2.10%, 2.42%, 1.67% and 1.72%, respectively.

                                                                Pegasus Funds 7

EXAMPLE
Based upon the assumptions in the foregoing chart, an investor would pay the following expenses on a $1,000 investment, assuming (1) 5% annual return and
(2) redemption at the end of each period:

                                    1 YEAR    3 YEARS     5 YEARS     10 YEARS
------------------------------------------------------------------------------
ASSET ALLOCATION FUNDS:
Managed Assets Conservative Fund   $71/$21*   $ 93/63*   $129/$109*    $206+
Managed Assets Balanced Fund       $71/$21*   $ 93/63*   $129/$109*    $206+
Managed Assets Growth Fund         $71/$21*   $ 93/63*   $129/$109*    $206+
------------------------------------------------------------------------------
EQUITY FUNDS:
Equity Income Fund                 $67/$17*   $84/$54*   $113/$ 93*    $173+
Growth Fund                        $68/$18*   $87/$57*   $118/$ 98*    $184+
Mid-Cap Opportunity Fund           $69/$19*   $89/$59*   $121/$101*    $190+
Small-Cap Opportunity Fund         $70/$20*   $91/$61*   $125/$105*    $197+
Intrinsic Value Fund               $69/$19*   $87/$57*   $119/$ 99*    $186+
Growth and Value Fund              $69/$19*   $89/$59*   $121/$101*    $189+
Equity Index Fund                  $44/$14*   $64/$44*   $ 85/$ 75*    $126+
Market Expansion Index Fund        $50/$15*   $67/$47*      N/A         N/A
International Equity Fund          $71/$21*   $96/$66*   $133/$113*    $215+
------------------------------------------------------------------------------
BOND FUNDS:
Intermediate Bond Fund             $47/$17*   $72/$52*   $100/$ 90*    $158+
Bond Fund                          $67/$17*   $81/$51*   $109/$ 89*    $163+
Short Bond Fund                    $26/$16*   $    42+   $      61+    $116+
Multi Sector Bond Fund             $47/$17*   $71/$51*   $ 99/$ 89*    $155+
International Bond Fund            $69/$19*   $88/$58*   $120/$100*    $195+
High Yield Bond Fund               $70/$20*   $90/$60*   $124/$104*    $202+
------------------------------------------------------------------------------
MUNICIPAL BOND FUNDS:
Municipal Bond Fund                $66/$16*   $81/$51*   $108/$ 88*    $161+
Short Municipal Bond Fund          $26/$17*   $    43+      N/A         N/A
Intermediate Municipal Bond Fund   $46/$16*   $71/$51*   $ 97/$ 87*    $151+
Michigan Municipal Bond Fund       $67/$17*   $83/$53*   $111/$ 91*    $168+

--------------------------------------------------------------------------------

* Assuming no redemption of Class B shares.
+ Assumes conversion to Class A shares.

8  Pegasus Funds

ANNUAL FUND OPERATING EXPENSES
(as a percentage of average daily net assets)

Class I Shares

                               MANAGEMENT     12B-                   TOTAL
                                  FEES         1      OTHER        OPERATING
                              AFTER WAIVERS   FEES EXPENSES(1)    EXPENSES(1)
--------------------------------------------------------------------------------
ASSET ALLOCATION FUNDS:
Managed Assets Conservative
 Fund                             0.64%(2)(3) None    0.36%(2)(3)    1.00%(2)(3)
Managed Assets Balanced Fund      0.54%(2)(3) None    0.46%(2)(3)    1.00%(2)(3)
Managed Assets Growth Fund        0.19%(2)(3) None    0.81%(2)(3)    1.00%(2)(3)
--------------------------------------------------------------------------------
EQUITY FUNDS:
Equity Income Fund                0.50%       None    0.20%          0.70%
Growth Fund                       0.60%       None    0.20%          0.80%
Mid-Cap Opportunity Fund          0.60%       None    0.26%          0.86%
Small-Cap Opportunity Fund        0.70%       None    0.22%          0.92%
Intrinsic Value Fund              0.60%       None    0.22%          0.82%
Growth and Value Fund             0.59%(3)    None    0.26%(3)       0.85%(3)
Equity Index Fund                 0.10%       None    0.27%          0.37%
Market Expansion Index Fund       0.20%(3)    None    0.27%(3)       0.47%(3)
International Equity Fund         0.80%       None    0.29%          1.09%
--------------------------------------------------------------------------------
BOND FUNDS:
Intermediate Bond Fund            0.40%       None    0.25%          0.65%
Bond Fund                         0.40%       None    0.22%          0.62%
Short Bond Fund                   0.33%(3)    None    0.24%(3)       0.57%(3)
Multi Sector Bond Fund            0.40%       None    0.22%          0.62%
International Bond Fund           0.50%(3)    None    0.40%(3)       0.90%(3)
High Yield Bond Fund              0.25%(3)    None    0.72%(3)       0.97%(3)
--------------------------------------------------------------------------------
MUNICIPAL BOND FUNDS:
Municipal Bond Fund               0.40%       None    0.20%          0.60%
Short Municipal Bond Fund         0.35%(3)    None    0.27%(3)       0.62%(3)
Intermediate Municipal Bond
 Fund                             0.40%       None    0.19%          0.59%
Michigan Municipal Bond Fund      0.34%(3)    None    0.32%(3)       0.66%(3)

--------------------------------------------------------------------------------

(1) Other Expenses and Total Operating Expenses for each Fund have been restated to reflect current expenses; and for the Asset Allocation Funds include expenses (including management fees) borne indirectly by them in connection with their investments in the Underlying Funds.
(2) Management Fees After Waivers, Other Expenses and Total Operating Expenses of the Asset Allocation Funds have been calculated based upon certain assumptions, including assumptions about the allocation of each Asset Allocation Fund's assets among the Underlying Funds. Management Fees After Waivers and Other Expenses of the Asset Allocation Funds will differ from the amounts shown depending upon the actual allocation of an Asset Allocation Fund's assets among the Underlying Funds.

(3) Absent fee waivers and/or expense reimbursements, Total Operating Expenses applicable to Class I shares of the Managed Assets Conservative, Managed Assets Balanced, Managed Assets Growth, Growth and Value, Market Expansion Index, Short Bond, International Bond, High Yield Bond, Short Municipal Bond and Michigan Municipal Bond Funds would have been 1.01%, 1.11%, 1.46%, 0.86%, 0.52%, 0.59%, 1.10%, 1.42%, 0.67% and 0.72%, respectively.

                                                              Pegasus Funds  9

EXAMPLE
Based upon the assumptions in the foregoing chart, an investor would pay the following expenses on a $1,000 investment, assuming (1) 5% annual return and
(2) redemption at the end of each period:

                                     1 YEAR       3 YEARS       5 YEARS       10 YEARS
--------------------------------------------------------------------------------------
ASSET ALLOCATION FUNDS:
Managed Assets Conservative Fund      $10          $ 32           $55           $123
Managed Assets Balanced Fund          $10          $ 32           $55           $123
Managed Assets Growth Fund            $10          $ 32           $55           $123
--------------------------------------------------------------------------------------
EQUITY FUNDS:
Equity Income Fund                    $ 7          $ 22           $39           $ 87
Growth Fund                           $ 8          $ 25           $44           $ 98
Mid-Cap Opportunity Fund              $ 9          $ 27           $47           $105
Small-Cap Opportunity Fund            $ 9          $ 29           $51           $114
Intrinsic Value Fund                  $ 8          $ 26           $45           $100
Growth and Value Fund                 $ 9          $ 27           $47           $105
Equity Index Fund                     $ 4          $ 12           $21           $ 47
Market Expansion Index Fund           $10          $ 20           N/A           N/A
International Equity Fund             $11          $ 36           $62           $137
--------------------------------------------------------------------------------------
BOND FUNDS:
Intermediate Bond Fund                $ 7          $ 21           $36           $ 81
Bond Fund                             $ 6          $ 20           $34           $ 76
Short Bond Fund                       $ 6          $ 18           $32           $ 72
Multi Sector Bond Fund                $ 6          $ 20           $35           $ 78
International Bond Fund               $ 9          $ 29           $50           $111
High Yield Bond                       $10          $ 31           $54           $119
--------------------------------------------------------------------------------------
MUNICIPAL BOND FUNDS:
Municipal Bond Fund                   $ 6          $ 19           $34           $ 75
Short Municipal Bond Fund             $ 6          $ 20           N/A           N/A
Intermediate Municipal Bond Fund      $ 6          $ 19           $33           $ 74
Michigan Municipal Bond Fund          $ 7          $ 21           $37           $ 82

--------------------------------------------------------------------------------

 THE AMOUNTS LISTED IN THE EXAMPLES SHOULD NOT BE CONSIDERED AS REPRESENTATIVE OF FUTURE EXPENSES AND ACTUAL EXPENSES MAY BE GREATER OR LESS THAN THOSE INDICATED. THE MANAGED ASSETS GROWTH FUND, HIGH YIELD BOND FUND, SHORT MUNICIPAL BOND FUND AND MARKET EXPANSION INDEX FUND ARE NEW AND THE ABOVE FIGURES REGARDING THESE FUNDS ARE BASED ON ADJUSTMENTS AND/OR EXPENSES EXPECTED TO BE INCURRED DURING THE FUNDS' CURRENT FISCAL YEAR. MOREOVER, WHILE EACH EXAMPLE ASSUMES A 5% ANNUAL RETURN, A FUND'S ACTUAL PERFORMANCE MAY RESULT IN AN ACTUAL RETURN GREATER OR LESS THAN 5%.
 Long-term investors in Class B shares of a Fund could pay more in 12b-1 fees than the economic equivalent of paying a front-end sales charge. Investors in the Asset Allocation Funds should recognize that they may invest directly in the Underlying Funds and that by investing in Underlying Funds through the Asset Allocation Funds, an investor may pay more than he or she would otherwise have paid by directly investing in the Underlying Funds. The Investment Adviser, NBD, FNBC, ANB and their affiliates and certain Service Agents and financial institutions may charge their clients fees which are not reflected in the foregoing tables in connection with an investment in the Funds.

10  Pegasus Funds

Pegasus Funds

ASSET ALLOCATION FUNDS
These Funds offer investors a convenient means of investing in shares of the Underlying Funds in order to achieve a target asset allocation in the Equity, Debt and Cash Equivalent market sectors.
 The MANAGED ASSETS CONSERVATIVE FUND seeks to provide long-term total return; capital appreciation is a secondary consideration.
 The MANAGED ASSETS BALANCED FUND seeks to achieve long-term total return through a combination of capital appreciation and current income.
 The MANAGED ASSETS GROWTH FUND seeks to achieve long-term total return; current income is a secondary consideration.

EQUITY FUNDS
These Funds will invest principally in common stocks, preferred stocks and convertible securities, including those in the form of depository receipts, as well as warrants to purchase such securities (collectively, "Equity Securities"):
 The EQUITY INCOME FUND seeks to provide income; capital appreciation and growth of earnings are secondary, but nonetheless important, goals. In seeking to achieve its objective, this Fund will invest primarily in income-producing Equity Securities of domestic issuers.
 The GROWTH FUND seeks long-term capital appreciation. In seeking to achieve its objective, this Fund will invest primarily in Equity Securities of domestic issuers believed by the Investment Adviser to have above-average growth characteristics.
 The MID-CAP OPPORTUNITY FUND seeks to achieve long-term capital appreciation. In seeking to achieve its objective, this Fund will invest primarily in Equity Securities of companies with intermediate market capitalizations.
 The SMALL-CAP OPPORTUNITY FUND seeks long-term capital appreciation. In seeking to achieve its objective, this Fund will invest primarily in Equity Securities of companies with small capitalizations.
 The INTRINSIC VALUE FUND seeks to provide long-term capital appreciation. In seeking to achieve its objective, this Fund will invest primarily in Equity Securities believed by the Investment Adviser to represent a value or potential worth which is not fully recognized by prevailing market prices.
 The GROWTH AND VALUE FUND seeks to achieve long-term capital growth, with income a secondary consideration. In seeking to achieve its objective, this Fund will invest primarily in Equity Securities of larger companies that are attractively priced relative to their growth potential.

 The EQUITY INDEX FUND seeks to provide an investment return which substantially duplicates the price and yield performance of domestically traded common stock in the aggregate, as represented by the Standard & Poor's 500 Composite Stock Price Index (the "S&P 500 Index").

 The MARKET EXPANSION INDEX FUND seeks to provide an investment return which substantially duplicates the price and yield performance of domestically traded common stocks in the small and mid capitalization equity markets, as represented by a market capitalization weighted combination of the Standard & Poor's SmallCap 600 Index ("S&P SmallCap Index") and the Standard & Poor's MidCap 400 Index ("S&P MidCap Index").
 The INTERNATIONAL EQUITY FUND seeks to achieve long-term capital appreciation. In seeking to achieve its objective, this Fund will invest primarily in Equity Securities of foreign issuers.

BOND FUNDS
These Funds will invest principally in a broad range of debt securities ("Debt Securities"). Debt Securities in which the Bond Funds normally invest include:
(i) obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities; (ii) corporate, bank and commercial obligations; (iii) securities issued or guaranteed by foreign governments, their agencies or instrumentalities; (iv) securities issued by supranational banks; (v) mortgage backed securities; (vi) securities representing interests in pools of assets; and (vii) variable-rate bonds, zero coupon bonds, debentures, and various types of demand instruments. Obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities may include mortgage backed securities, as well as "stripped securities" (both interest-only and principal-only) and custodial receipts for Treasury securities:
 The INTERMEDIATE BOND FUND seeks to maximize total rate of return while providing relative stability of principal by investing predominantly in intermediate-term Debt Securities. While the Fund may purchase securities with maturities or average lives of up to 15 years, during normal market conditions, its average portfolio maturity is expected to be between 3 and 6 years.
 The BOND FUND seeks to maximize total rate of return by investing predominantly in intermediate and long-term Debt Securities. During normal market conditions, the Fund's average weighted portfolio maturity is expected to be between 6 and 12 years.
 The SHORT BOND FUND seeks to maximize total rate of return while providing relative stability of principal. While the Fund may purchase Debt Securities with maturities or average lives of up to 10 years, during normal market conditions, its average weighted portfolio maturity will be limited to a maximum of 3 years.

 The MULTI SECTOR BOND FUND seeks to provide as high a level of current income as is consistent with relative stability of principal. In seeking to achieve its objective, this Fund will invest primarily in a portfolio of U.S. dollar denominated investment grade Debt Securities of

                                                               Pegasus Funds  11
domestic and foreign issuers which, under normal market conditions, will have a dollar-weighted average maturity expected to range between 3 and 10 years.
 The INTERNATIONAL BOND FUND seeks both long-term capital appreciation and current income. In seeking to achieve its objective, the Fund will invest primarily in investment grade Debt Securities of foreign issuers.
 The HIGH YIELD BOND FUND seeks high current income. In seeking to achieve its objective, the Fund will invest primarily in a diversified portfolio of fixed income securities which, under normal market conditions, are expected to be lower-rated corporate debt obligations or unrated obligations of comparable quality.

MUNICIPAL BOND FUNDS
These Funds will invest principally in obligations issued by or on behalf of states, territories and possessions of the United States and the District of Columbia and their respective political subdivisions, agencies (including multi-state agencies), instrumentalities and authorities, the interest from which is, in the opinion of bond counsel for the issuers, exempt from regular federal income tax ("Municipal Obligations"):
 The MUNICIPAL BOND FUND seeks to provide as high a level of current income exempt from federal income tax as is consistent with relative stability of principal. In seeking to achieve its objective, this Fund will invest primarily in a portfolio of investment grade Municipal Obligations without regard to maturity.

 The SHORT MUNICIPAL BOND FUND seeks to provide as high a level of current income exempt from federal income tax as is consistent with relative stability of principal. In seeking to achieve its objective, this Fund will invest primarily in a portfolio of investment grade Municipal Obligations which, under normal market conditions, will have a dollar-weighted average maturity generally between one and three years.
 The INTERMEDIATE MUNICIPAL BOND FUND seeks to provide as high a level of current income exempt from federal income tax as is consistent with relative stability of principal. In seeking to achieve its objective, this Fund will invest primarily in a portfolio of investment grade Municipal Obligations which, under normal conditions, will have a dollar-weighted average maturity expected to range between 3 and 10 years.
 The MICHIGAN MUNICIPAL BOND FUND seeks to provide as high a level of current income exempt from federal, and to the extent possible, from State of Michigan income taxes as is consistent with relative stability of principal. In seeking to achieve its objective, this Fund will invest primarily in a portfolio of investment grade debt obligations issued by the State of Michigan, its political subdivisions, municipalities, corporations and authorities, and certain territories and possessions of the United States; the interest on which is, in the opinion of bond counsel to the issuers, exempt from federal and State of Michigan income taxes ("Michigan Municipal Obligations") without regard to maturity.

Background

Shares of each of the Funds have been classified into three separate classes of shares--Class A shares, Class B shares and Class I shares. Each share represents an equal proportionate interest in the related Fund.

Financial Highlights

The tables below provide supplementary information to the Funds' financial statements, which are incorporated by reference into their Statement of Additional Information and set forth certain information concerning the historic investment results of Fund shares. They present a per share analysis of how each Fund's net asset value has changed during the periods presented. The tables for the fiscal periods ended December 31, 1995 and prior with respect to the Managed Assets Conservative, Equity Income, Growth, Small-Cap Opportunity, Multi Sector Bond , International Bond, Municipal Bond and Intermediate Municipal Bond Funds have been derived from the financial statements which have been audited by Ernst & Young LLP, such Funds' prior independent auditors, whose report dated February 23, 1996 expressed an unqualified opinion on such financial statements. The tables for all Funds for the fiscal year ended December 31, 1996, and for periods prior to December 31, 1995 with respect to the Managed Assets Balanced, Mid-Cap Opportunity, Intrinsic Value, Growth and Value, Equity Index, International Equity, Intermediate Bond, Bond, Short Bond and Michigan Municipal Bond Funds, have been derived from such Funds' financial statements which have been audited by Arthur Andersen LLP, the Trust's independent auditors, whose report thereon is incorporated by reference into the Statement of Additional Information along with the financial statements. The financial data included in these tables should be read in conjunction with the financial statements and related notes incorporated by reference into the Statement of Additional Information. The information for the Funds for the period ended June 30, 1997 is unaudited and has been derived from the financial statements and notes thereto incorporated by reference into the Statement of Additional Information. Further information about the performance of the Funds is available in the annual and semi-annual reports to shareholders. The Statement of Additional Information and the annual report to shareholders may be obtained from the Trust free of charge by calling
(800) 688-3350.

12  Pegasus Funds

                          [ Intentionally Left Blank ]


                                                               Pegasus Funds  13

PEGASUS FUNDS
--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD

                                                    NET                     DISTRIBUTIONS               DISTRIBUTIONS
                          NET ASSET               REALIZED    DISTRIBUTIONS   IN EXCESS                   IN EXCESS
                            VALUE      NET     AND UNREALIZED   FROM NET       OF NET     DISTRIBUTIONS      OF          TAX
                          BEGINNING INVESTMENT GAINS (LOSSES)  INVESTMENT    INVESTMENT   FROM REALIZED   REALIZED    RETURN OF
                          OF PERIOD   INCOME   ON INVESTMENTS    INCOME        INCOME         GAINS         GAINS      CAPITAL
                          --------- ---------- -------------- ------------- ------------- ------------- ------------- ---------
MANAGED ASSETS CONSERVATIVE FUND
CLASS A SHARES
SIX-MONTHS ENDED 6/30/97
 (UNAUDITED)               $15.34      0.31         0.72         (0.32)          --            --            --          --
YEAR ENDED
1996                       $14.54      0.56         0.89         (0.56)          --          (0.09)          --          --
1995                       $12.13      0.64         2.48         (0.68)          --          (0.03)          --          --
1994                       $13.11      0.73        (0.98)        (0.72)          --          (0.01)          --          --
1993                       $12.68      0.72         0.61         (0.72)          --          (0.18)          --          --
1992                       $12.56      0.79         0.26         (0.77)          --          (0.16)          --          --
1991                       $10.79      0.83         1.77         (0.83)          --            --            --          --
1990                       $11.54      0.86        (0.54)        (0.88)          --          (0.19)          --          --
1989                       $10.66      0.88         1.10         (0.89)          --          (0.21)          --          --
1988                       $ 9.73      0.78         0.92         (0.74)          --          (0.03)          --          --
1987                       $10.75      0.70        (0.85)        (0.77)          --          (0.10)          --          --
CLASS B SHARES
SIX-MONTHS ENDED 6/30/97
 (UNAUDITED)               $15.36      0.25         0.72         (0.27)          --            --            --          --
YEAR ENDED
1996                       $14.56      0.44         0.89         (0.44)          --          (0.09)          --          --
1995(1)                    $12.42      0.45         2.17         (0.45)          --          (0.03)          --          --
1994(2)                    $13.05      0.51        (0.91)        (0.54)          --          (0.01)          --          --
CLASS I SHARES
SIX-MONTHS ENDED 6/30/97
 (UNAUDITED)               $15.38      0.32         0.74         (0.33)          --            --            --          --
YEAR ENDED
1996                       $14.57      0.60         0.89         (0.59)          --          (0.09)          --          --
1995(4)                    $12.42      0.57         2.18         (0.57)          --          (0.03)          --          --
-------------------------------------------------------------------------------------------------------------------------------
MANAGED ASSETS BALANCED FUND
CLASS A SHARES
SIX-MONTHS ENDED 6/30/97
 (UNAUDITED)               $11.63      0.16         0.85         (0.17)          --            --            --          --
YEAR ENDED
1996                       $11.24      0.35         1.06         (0.34)          --          (0.68)          --          --
1995                       $ 9.53      0.35         1.83         (0.35)          --          (0.12)          --          --
1994                       $10.00      0.28        (0.48)        (0.27)          --            --            --          --
CLASS B SHARES
SIX-MONTHS ENDED 6/30/97
 (UNAUDITED)               $12.81      0.13         0.94         (0.13)          --            --            --          --
YEAR ENDED
1996(5)                    $12.16      0.08         0.81         (0.07)          --          (0.17)          --          --
CLASS I SHARES
SIX-MONTHS ENDED 6/30/97
 (UNAUDITED)               $11.59      0.17         0.88         (0.18)          --            --            --          --
YEAR ENDED
1996                       $11.24      0.39         1.02         (0.38)          --          (0.68)          --          --
1995                       $ 9.53      0.35         1.83         (0.35)          --          (0.12)          --          --
1994                       $10.00      0.28        (0.48)        (0.27)          --            --            --          --
-------------------------------------------------------------------------------------------------------------------------------
MANAGED ASSETS GROWTH FUND
CLASS A SHARES
SIX-MONTHS ENDED 6/30/97
 (UNAUDITED)               $10.08      0.09         1.02         (0.10)          --            --            --          --
YEAR ENDED
1996(6)                    $10.00       --          0.08           --            --            --            --          --
CLASS B SHARES
SIX-MONTHS ENDED 6/30/97
 (UNAUDITED)               $ 9.99      0.07         0.97         (0.09)          --            --            --          --
YEAR ENDED
1996(6)                    $10.00       --         (0.01)          --            --            --            --          --
CLASS I SHARES
SIX-MONTHS ENDED 6/30/97
 (UNAUDITED)               $10.13      0.14         0.97         (0.11)          --            --            --          --
YEAR ENDED
1996(6)                    $10.00       --          0.13           --            --            --            --          --
                                       TOTAL
                                   DISTRIBUTIONS
                                   -------------
MANAGED ASSETS CONSERVATIVE FUND
CLASS A SHARES
SIX-MONTHS ENDED 6/30/97
 (UNAUDITED)                          (0.32)
YEAR ENDED
1996                                  (0.65)
1995                                  (0.71)
1994                                  (0.73)
1993                                  (0.90)
1992                                  (0.93)
1991                                  (0.83)
1990                                  (1.07)
1989                                  (1.10)
1988                                  (0.77)
1987                                  (0.87)
CLASS B SHARES
SIX-MONTHS ENDED 6/30/97
 (UNAUDITED)                          (0.27)
YEAR ENDED
1996                                  (0.53)
1995(1)                               (0.48)
1994(2)                               (0.55)
CLASS I SHARES
SIX-MONTHS ENDED 6/30/97
 (UNAUDITED)                          (0.33)
YEAR ENDED
1996                                  (0.68)
1995(4)                               (0.60)
-------------------------------------------------------------------------------------------------------------------------------
MANAGED ASSETS BALANCED FUND
CLASS A SHARES
SIX-MONTHS ENDED 6/30/97
 (UNAUDITED)                          (0.17)
YEAR ENDED
1996                                  (1.02)
1995                                  (0.47)
1994                                  (0.27)
CLASS B SHARES
SIX-MONTHS ENDED 6/30/97
 (UNAUDITED)                          (0.13)
YEAR ENDED
1996(5)                               (0.24)
CLASS I SHARES
SIX-MONTHS ENDED 6/30/97
 (UNAUDITED)                          (0.18)
YEAR ENDED
1996                                  (1.06)
1995                                  (0.47)
1994                                  (0.27)
-------------------------------------------------------------------------------------------------------------------------------
MANAGED ASSETS GROWTH FUND
CLASS A SHARES
SIX-MONTHS ENDED 6/30/97
 (UNAUDITED)                          (0.10)
YEAR ENDED
1996(6)                                 --
CLASS B SHARES
SIX-MONTHS ENDED 6/30/97
 (UNAUDITED)                          (0.09)
YEAR ENDED
1996(6)                                 --
CLASS I SHARES
SIX-MONTHS ENDED 6/30/97
 (UNAUDITED)                          (0.11)
YEAR ENDED
1996(6)                                 --

--------------------------------------------------------------------------------

See page 30 for Notes to Financial Highlights.

14  Pegasus Funds

--------------------------------------------------------------------------------

PEGASUS FUNDS
--------------------------------------------------------------------------------

                                                                                   RATIO
                                                                 RATIO OF         OF NET
                                                                 EXPENSES       INVESTMENT
                                                     RATIO      TO AVERAGE        INCOME
              NET                NET                 OF NET     NET ASSETS      TO AVERAGE
CONVERSION   ASSET              ASSETS   RATIO OF  INVESTMENT   (EXCLUDING      NET ASSETS
    TO       VALUE              END OF   EXPENSES    INCOME     FEE WAIVERS   (EXCLUDING FEE  PORTFOLIO   AVERAGE
 CLASS A     END OF   TOTAL     PERIOD  TO AVERAGE TO AVERAGE       AND         WAIVERS AND   TURNOVER   COMMISSION
  SHARES     PERIOD RETURN(A)   (000)   NET ASSETS NET ASSETS REIMBURSEMENTS) REIMBURSEMENTS)   RATE        RATE
----------   ------ ---------   ------  ---------- ---------- --------------- --------------- ---------  ----------
    --       $16.05  13.64%+   $ 78,001   1.22%+     4.07%+        1.30%+          3.99%+      26.41%      $0.06
    --       $15.34  10.11%    $ 69,301   1.18%      3.64%         1.33%           3.49%       63.41%      $0.05
    --       $14.54  26.40%    $ 51,997   1.17%      4.88%         1.54%           4.51%        8.23%        --
    --       $12.13  (1.92)%   $ 44,367   0.63%      5.77%         1.67%           4.73%       28.69%        --
    --       $13.11  10.70%    $ 51,586   0.39%      5.54%         1.65%           4.28%       16.40%        --
    --       $12.68   8.68%    $ 34,262   0.02%      6.24%         1.88%           4.38%       22.14%        --
    --       $12.56  24.87%    $ 14,038     --       7.04%         2.16%           4.88%       26.02%        --
    --       $10.79   2.94%    $  8,950     --       7.71%         2.58%           5.13%       29.97%        --
    --       $11.54  19.08%    $  7,407     --       7.74%         2.96%           4.78%       49.46%        --
    --       $10.66  17.78%    $  5,890     --       7.38%         2.62%           4.76%       15.71%        --
    --       $ 9.73  (1.73)%   $  4,989     --       6.61%         2.69%           3.92%       23.99%        --
    --       $16.07  12.90%+   $  8,409   1.97%+     3.32%+        2.05%+          3.24%+      26.41%      $0.06
    --       $15.36   9.26%    $  5,736   1.93%      2.89%         2.07%           2.75%       63.41%      $0.05
    --       $14.56  21.42%++  $  2,175   1.92%+     3.89%+        2.12%+          3.70%+       8.23%++      --
 (12.10)(3)    --    (3.13)%++    --      1.21%+     4.10%+        2.17%+          3.14%+      28.69%++      --
    --       $16.11  13.92%+   $  5,420   0.97%+     4.32%+        1.05%+          4.24%+      26.41%      $0.06
    --       $15.38  10.43%    $  1,501   0.93%      3.89%         1.19%           3.63%       63.41%      $0.05
    --       $14.57  22.55%++  $  1,294   0.77%+     5.12%+        1.22%+          4.66%+       8.23%++      --
-------------------------------------------------------------------------------------------------------------------
    --       $12.47  17.40%+   $ 88,010   1.22%+     3.06%+        1.28%+          3.00%+      41.66%      $0.05
    --       $11.63  12.99%    $ 26,775   1.09%      3.13%         1.16%           3.06%       50.50%      $0.07
    --       $11.24  23.18%    $  9,986   0.91%      3.40%         1.09%           3.22%       31.76%        --
    --       $ 9.53  (1.95)%   $  8,168   0.85%      3.41%         1.56%           2.70%       37.49%        --
    --       $13.75  16.78%+   $  4,097   1.96%+     2.31%+        2.02%+          2.25%+      41.66%      $0.05
    --       $12.81   7.30%++  $  1,890   1.96%+     1.35%+        2.03%+          1.28%+      50.50%      $0.07+
    --       $12.46  18.08%+   $142,097   0.97%+     3.31%+        1.03%+          3.25%+      41.66%      $0.05
    --       $11.59  13.04%    $101,596   0.94%      3.28%         1.01%           3.21%       50.05%      $0.07
    --       $11.24  23.18%    $ 83,638   0.91%      3.40%         1.09%           3.22%       31.76%        --
    --       $ 9.53  (1.95)%   $ 45,999   0.85%      3.41%         1.56%           2.70%       37.49%        --
-------------------------------------------------------------------------------------------------------------------
    --       $11.09  22.06%+   $  1,680   1.21%+     2.20%+        2.48%+          0.93%+      10.88%        --
    --       $10.08   0.80%++  $     75   1.20%+    (0.45)%+      (3.50)%+        (2.75)%+      0.00%        --
    --       $10.94  20.88%+   $  2,064   1.96%+     1.45%+        3.09%+          0.46%+      10.88%        --
    --       $ 9.99  (0.10)%++ $     17   1.95%+    (1.20)%+      (4.25)%+        (3.50)%+      0.00%        --
    --       $11.13  22.00%+   $    727   0.96%+     2.45%+        2.93%+          0.67%+      10.88%        --
    --       $10.13   1.30%++  $    594   0.95%+     0.20%+       (3.25)%+        (2.50)%+      0.00%        --

                                                                Pegasus Funds 15

PEGASUS FUNDS
--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD

                                                    NET                     DISTRIBUTIONS               DISTRIBUTIONS
                          NET ASSET               REALIZED    DISTRIBUTIONS   IN EXCESS                   IN EXCESS
                            VALUE      NET     AND UNREALIZED   FROM NET       OF NET     DISTRIBUTIONS      OF          TAX
                          BEGINNING INVESTMENT GAINS (LOSSES)  INVESTMENT    INVESTMENT   FROM REALIZED   REALIZED    RETURN OF
                          OF PERIOD   INCOME   ON INVESTMENTS    INCOME        INCOME         GAINS         GAINS      CAPITAL
                          --------- ---------- -------------- ------------- ------------- ------------- ------------- ---------
EQUITY INCOME FUND
CLASS A SHARES
SIX-MONTHS ENDED 6/30/97
 (UNAUDITED)               $13.29      0.22         1.13         (0.22)          --            --            --          --
YEAR ENDED
1996                       $12.22      0.39         1.90         (0.38)          --          (0.84)          --          --
1995(7)                    $10.00      0.36         2.57         (0.36)        (0.01)        (0.34)          --          --
CLASS B SHARES
SIX-MONTHS ENDED 6/30/97
 (UNAUDITED)               $13.28      0.19         1.11         (0.19)          --            --            --          --
YEAR ENDED
1996                       $12.22      0.30         1.88         (0.28)          --          (0.84)          --          --
1995(7)                    $10.00      0.29         2.56         (0.29)          --          (0.34)          --          --
CLASS I SHARES
SIX-MONTHS ENDED 6/30/97
 (UNAUDITED)               $13.25      0.23         1.14         (0.24)          --            --            --          --
YEAR ENDED
1996                       $12.21      0.45         1.87         (0.44)          --          (0.84)          --          --
1995(7)                    $10.00      0.42         2.55         (0.42)          --          (0.34)          --          --
-------------------------------------------------------------------------------------------------------------------------------
GROWTH FUND
CLASS A SHARES
SIX-MONTHS ENDED 6/30/97
 (UNAUDITED)               $12.64      0.00         2.04           --            --            --            --          --
YEAR ENDED
1996                       $11.97      0.05         1.04         (0.06)          --          (0.36)          --          --
1995(7)                    $10.00      0.11         2.86         (0.11)          --          (0.89)          --          --
CLASS B SHARES
SIX-MONTHS ENDED 6/30/97
 (UNAUDITED)               $12.56     (0.04)        2.03           --            --            --            --          --
YEAR ENDED
1996                       $11.95     (0.02)        0.99           --            --          (0.36)          --          --
1995(7)                    $10.00      0.06         2.84         (0.06)          --          (0.89)          --          --
CLASS I SHARES
SIX-MONTHS ENDED 6/30/97
 (UNAUDITED)               $12.63      0.02         2.06         (0.02)          --            --            --          --
YEAR ENDED
1996                       $11.97      0.09         1.02         (0.09)          --          (0.36)          --          --
1995(7)                    $10.00      0.15         2.86         (0.15)          --          (0.89)          --          --
-------------------------------------------------------------------------------------------------------------------------------
MID-CAP OPPORTUNITY FUND
CLASS A SHARES
SIX-MONTHS ENDED 6/30/97
 (UNAUDITED)               $17.61     (0.01)        2.48           --            --            --            --          --
YEAR ENDED
1996                       $15.15      0.02         3.74         (0.02)          --          (1.28)          --          --
1995                       $13.34      0.06         2.57         (0.06)          --          (0.76)          --          --
1994                       $14.49      0.07        (0.54)        (0.07)          --          (0.49)         (0.02)      (0.10)
1993                       $12.37      0.10         2.87         (0.10)          --          (0.75)          --          --
1992(8)                    $10.95      0.08         1.88         (0.08)          --          (0.46)          --          --
CLASS B SHARES
SIX-MONTHS ENDED 6/30/97
 (UNAUDITED)               $ 9.57     (0.01)        1.32           --            --            --            --          --
YEAR ENDED
1996(9)                    $10.00       --          0.79         (0.01)          --          (1.21)          --          --
CLASS I SHARES
SIX-MONTHS ENDED 6/30/97
 (UNAUDITED)               $17.61      0.01         2.48         (0.01)          --            --            --          --
YEAR ENDED
1996                       $15.15      0.04         3.74         (0.04)          --          (1.28)          --          --
1995                       $13.34      0.06         2.57         (0.06)          --          (0.76)          --          --
1994                       $14.49      0.07        (0.54)        (0.07)          --          (0.49)         (0.02)      (0.10)
1993                       $12.37      0.10         2.87         (0.10)          --          (0.75)          --          --
1992                       $10.40      0.11         2.43         (0.11)          --          (0.46)          --          --
1991(10)                   $10.00      0.09         0.43         (0.09)          --          (0.03)          --          --
                              TOTAL
                          DISTRIBUTIONS
                          -------------
EQUITY INCOME FUND
CLASS A SHARES
SIX-MONTHS ENDED 6/30/97
 (UNAUDITED)                 (0.22)
YEAR ENDED
1996                         (1.22)
1995(7)                      (0.71)
CLASS B SHARES
SIX-MONTHS ENDED 6/30/97
 (UNAUDITED)                 (0.17)
YEAR ENDED
1996                         (1.12)
1995(7)                      (0.63)
CLASS I SHARES
SIX-MONTHS ENDED 6/30/97
 (UNAUDITED)                 (0.24)
YEAR ENDED
1996                         (1.28)
1995(7)                      (0.76)
-------------------------------------------------------------------------------------------------------------------------------
GROWTH FUND
CLASS A SHARES
SIX-MONTHS ENDED 6/30/97
 (UNAUDITED)                   --
YEAR ENDED
1996                         (0.42)
1995(7)                      (1.00)
CLASS B SHARES
SIX-MONTHS ENDED 6/30/97
 (UNAUDITED)                   --
YEAR ENDED
1996                         (0.36)
1995(7)                      (0.95)
CLASS I SHARES
SIX-MONTHS ENDED 6/30/97
 (UNAUDITED)                 (0.02)
YEAR ENDED
1996                         (0.45)
1995(7)                      (1.04)
-------------------------------------------------------------------------------------------------------------------------------
MID-CAP OPPORTUNITY FUND
CLASS A SHARES
SIX-MONTHS ENDED 6/30/97
 (UNAUDITED)                   --
YEAR ENDED
1996                         (1.30)
1995                         (0.82)
1994                         (0.68)
1993                         (0.85)
1992(8)                      (0.54)
CLASS B SHARES
SIX-MONTHS ENDED 6/30/97
 (UNAUDITED)                   --
YEAR ENDED
1996(9)                      (1.22)
CLASS I SHARES
SIX-MONTHS ENDED 6/30/97
 (UNAUDITED)                 (0.01)
YEAR ENDED
1996                         (1.32)
1995                         (0.82)
1994                         (0.68)
1993                         (0.85)
1992                         (0.57)
1991(10)                     (0.12)

--------------------------------------------------------------------------------

See page 30 for Notes to Financial Highlights.

16  Pegasus Funds

PEGASUS FUNDS
--------------------------------------------------------------------------------

                                                                                 RATIO
                                                               RATIO OF         OF NET
                                                               EXPENSES       INVESTMENT
                                                   RATIO      TO AVERAGE        INCOME
             NET               NET                 OF NET     NET ASSETS      TO AVERAGE
CONVERSION  ASSET             ASSETS   RATIO OF  INVESTMENT   (EXCLUDING      NET ASSETS
    TO      VALUE             END OF   EXPENSES    INCOME     FEE WAIVERS   (EXCLUDING FEE  PORTFOLIO   AVERAGE
 CLASS A    END OF   TOTAL    PERIOD  TO AVERAGE TO AVERAGE       AND         WAIVERS AND   TURNOVER   COMMISSION
  SHARES    PERIOD RETURN(A)  (000)   NET ASSETS NET ASSETS REIMBURSEMENTS) REIMBURSEMENTS)   RATE        RATE
----------  ------ ---------  ------  ---------- ---------- --------------- --------------- ---------  ----------
    --      $14.42  20.46%+  $ 11,714   0.95%+     3.18%+         --              --          19.11%     $0.05
    --      $13.29  19.29%   $ 12,936   0.91%      3.29%         0.95%           3.25%        61.41%     $0.04
    --      $12.22  29.78%++ $  2,873   1.11%+     3.33%+        1.44%+          2.99%+       44.07%++     --
    --      $14.41  19.74%+  $  2,181   1.70%+     2.43%+         --              --          19.11%+    $0.05
    --      $13.28  18.28%   $  1,885   1.66%      2.54%         1.81%           2.39%        61.41%     $0.04
    --      $12.22  28.97%++ $    593   1.90%+     2.65%+        2.65%+          1.90%+       44.07%++     --
    --      $14.38  20.82%+  $301,609   0.70%+     3.43%+         --              --          19.11%     $0.05
    --      $13.25  19.58%   $314,649   0.66%      3.54%         0.74%           3.46%        61.41%     $0.04
    --      $12.21  30.27%++ $283,927   0.65%+     4.08%+        0.77%+          3.96%+       44.07%++     --
-----------------------------------------------------------------------------------------------------------------
    --      $14.68  32.38%   $ 36,843   1.04%+     0.04%+         --              --           9.00%     $0.05
    --      $12.64  20.10%   $ 23,273   1.04%      0.43%         1.07%           0.40%        61.95%     $0.02
    --      $11.97  29.98%++ $  4,329   1.21%+     0.86%+        1.39%+          0.68%+      106.02%++     --
    --      $14.55           $  1,176   1.79%+    (0.71)%+        --              --           9.80%     $0.05
    --      $12.56  19.04%   $  1,094   1.79%     (0.32)%        1.89%          (0.42)%       61.95%     $0.02
    --      $11.95  29.15%++ $    268   2.04%+     0.02%+        2.60%+         (0.54)%+     106.02%++     --
    --      $14.68  32.72%+  $576,226   0.79%+     0.29%+         --              --           9.00%     $0.05
    --      $12.63  20.36%   $533,406   0.79%      0.68%         0.85%           0.62%        61.95%     $0.02
    --      $11.97  30.38%++ $293,944   0.80%+     1.46%+        0.92%+          1.34%+      106.02%++     --
-----------------------------------------------------------------------------------------------------------------
    --      $20.08  28.10%+  $125,492   1.07%+    (0.09)%+        --              --          16.95%     $0.04
    --      $17.61  24.91%   $ 91,516   0.93%      0.12%          --              --          34.87%     $0.04
    --      $15.15  19.88%   $ 71,858   0.89%      0.37%          --              --          53.55%       --
    --      $13.34  (3.27)%  $ 64,326   0.90%      0.53%          --              --          37.51%       --
    --      $14.49  24.01%   $ 53,977   0.86%      0.71%          --              --          33.99%       --
    --      $12.37  27.93%   $  5,111   0.85%+     1.05%+         --              --          34.44%+      --
    --      $10.88  27.30%+  $  1,524   1.82%+    (0.84)%+        --              --          16.95%     $0.04
    --      $ 9.57   7.94%++ $    154   1.81%+    (0.59)%+        --              --          34.87%     $0.04
    --      $20.09  28.46%+  $765,704   0.82%      0.17%+         --              --          16.95%     $0.04
    --      $17.61  25.03%   $677,608   0.81%      0.24%          --              --          34.87%     $0.04
    --      $15.15  19.88%   $579,094   0.89%      0.37%          --              --          53.55%       --
    --      $13.34  (3.27)%  $460,673   0.90%      0.53%          --              --          37.51%       --
    --      $14.49  24.01%   $311,688   0.86%      0.71%          --              --          33.99%       --
    --      $12.37  24.56%   $161,312   0.84%      1.09%          --              --          34.44%       --
    --      $10.40   8.92%+  $108,046   0.84%+     1.56%+         --              --           2.92%       --

--------------------------------------------------------------------------------

                                                               Pegasus Funds  17

PEGASUS FUNDS
--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD

                                                    NET                     DISTRIBUTIONS               DISTRIBUTIONS
                          NET ASSET               REALIZED    DISTRIBUTIONS   IN EXCESS                   IN EXCESS
                            VALUE      NET     AND UNREALIZED   FROM NET       OF NET     DISTRIBUTIONS      OF          TAX
                          BEGINNING INVESTMENT GAINS (LOSSES)  INVESTMENT    INVESTMENT   FROM REALIZED   REALIZED    RETURN OF
                          OF PERIOD   INCOME   ON INVESTMENTS    INCOME        INCOME         GAINS         GAINS      CAPITAL
                          --------- ---------- -------------- ------------- ------------- ------------- ------------- ---------
SMALL-CAP OPPORTUNITY FUND
CLASS A SHARES
SIX-MONTHS ENDED 6/30/97
 (UNAUDITED)               $13.70     (0.04)        2.11           --            --            --            --          --
YEAR ENDED
1996                       $12.20     (0.02)        3.02           --            --           (1.50)         --          --
1995(7)                    $10.00      0.02         2.45          (0.02)         --           (0.25)         --          --
CLASS B SHARES
SIX-MONTHS ENDED 6/30/97
 (UNAUDITED)               $13.58     (0.06)        2.04           --            --            --            --          --
YEAR ENDED
1996                       $12.12     (0.04)        3.00           --            --           (1.50)         --          --
1995(7)                    $10.00     (0.03)        2.40           --            --           (0.25)         --          --
CLASS I SHARES
SIX-MONTHS ENDED 6/30/97
 (UNAUDITED)               $13.80     (0.03)        2.13           --            --            --            --          --
YEAR ENDED
1996                       $12.19     (0.01)        3.13           --           (0.01)        (1.50)         --          --
1995(7)                    $10.00      0.06         2.44          (0.06)         --           (0.25)         --          --
-------------------------------------------------------------------------------------------------------------------------------
INTRINSIC VALUE FUND
CLASS A SHARES
SIX-MONTHS ENDED 6/30/97
 (UNAUDITED)               $13.70      0.11         1.72          (0.72)         --            --            --          --
YEAR ENDED
1996                       $11.89      0.28         2.50          (0.28)         --           (0.69)          --         --
1995                       $10.48      0.29         2.24          (0.30)         --           (0.82)          --         --
1994                       $11.05      0.31        (0.38)         (0.30)         --           (0.20)          --         --
1993                       $10.40      0.29         1.23          (0.28)         --           (0.59)          --         --
1992(8)                    $10.70      0.22         0.33          (0.21)         --           (0.64)          --         --
CLASS B SHARES
SIX-MONTHS ENDED 6/30/97
 (UNAUDITED)               $10.18      0.08         1.26          (0.11)         --            --            --          --
YEAR ENDED
1996(9)                    $10.00      0.04         0.79          (0.06)         --           (0.59)          --         --
CLASS I SHARES
SIX-MONTHS ENDED 6/30/97
 (UNAUDITED)               $13.71      0.14         1.71          (0.14)         --            --            --          --
YEAR ENDED
1996                       $11.89      0.29         2.51          (0.29)         --           (0.69)          --         --
1995                       $10.48      0.29         2.24          (0.30)         --           (0.82)          --         --
1994                       $11.05      0.31        (0.38)         (0.30)         --           (0.20)          --         --
1993                       $10.40      0.29         1.23          (0.28)         --           (0.59)          --         --
1992                       $ 9.89      0.29         1.14          (0.28)         --           (0.64)          --         --
1991(10)                   $10.00      0.17        (0.02)         (0.17)         --           (0.09)          --         --
                              TOTAL
                          DISTRIBUTIONS
                          -------------
SMALL-CAP OPPORTUNITY FUND
CLASS A SHARES
SIX-MONTHS ENDED 6/30/97
 (UNAUDITED)                   0.00
YEAR ENDED
1996                          (1.50)
1995(7)                       (0.27)
CLASS B SHARES
SIX-MONTHS ENDED 6/30/97
 (UNAUDITED)                   0.00
YEAR ENDED
1996                          (1.50)
1995(7)                       (0.25)
CLASS I SHARES
SIX-MONTHS ENDED 6/30/97
 (UNAUDITED)                   0.00
YEAR ENDED
1996                          (1.51)
1995(7)                       (0.31)
-------------------------------------------------------------------------------------------------------------------------------
INTRINSIC VALUE FUND
CLASS A SHARES
SIX-MONTHS ENDED 6/30/97
 (UNAUDITED)                  (0.12)
YEAR ENDED
1996                          (0.97)
1995                          (1.12)
1994                          (0.50)
1993                          (0.87)
1992(8)                       (0.85)
CLASS B SHARES
SIX-MONTHS ENDED 6/30/97
 (UNAUDITED)                  (0.11)
YEAR ENDED
1996(9)                       (0.65)
CLASS I SHARES
SIX-MONTHS ENDED 6/30/97
 (UNAUDITED)                  (0.14)
YEAR ENDED
1996                          (0.98)
1995                          (1.12)
1994                          (0.50)
1993                          (0.87)
1992                          (0.92)
1991(10)                      (0.26)

--------------------------------------------------------------------------------

See page 30 for Notes to Financial Highlights.

18  Pegasus Funds

PEGASUS FUNDS
--------------------------------------------------------------------------------

                                                                                 RATIO
                                                               RATIO OF         OF NET
                                                               EXPENSES       INVESTMENT
                                                   RATIO      TO AVERAGE        INCOME
             NET               NET                 OF NET     NET ASSETS      TO AVERAGE
CONVERSION  ASSET             ASSETS   RATIO OF  INVESTMENT   (EXCLUDING      NET ASSETS
    TO      VALUE             END OF   EXPENSES    INCOME     FEE WAIVERS   (EXCLUDING FEE  PORTFOLIO   AVERAGE
 CLASS A    END OF   TOTAL    PERIOD  TO AVERAGE TO AVERAGE       AND         WAIVERS AND   TURNOVER   COMMISSION
  SHARES    PERIOD RETURN(A)  (000)   NET ASSETS NET ASSETS REIMBURSEMENTS) REIMBURSEMENTS)   RATE        RATE
----------  ------ ---------  ------  ---------- ---------- --------------- --------------- ---------  ----------
    --      $15.77 30.18%+   $  9,564   1.19%+    (0.65)%+        --              --         30.95%      $0.05
    --      $13.70 24.59%    $  6,697   1.13%     (0.29)%        1.24%          (0.40)%      93.82%      $0.05
    --      $12.20 24.80%++  $    672   1.25%+     0.19%+        2.56%+         (1.12)%+     38.89%++      --
    --      $15.56 29.22%+   $    462   1.94%+    (1.40)%+        --              --         30.95%      $0.05
    --      $13.58 24.42%    $    110   1.88%     (1.04)%        3.04%          (2.20)%      93.82%      $0.05
    --      $12.12 23.76%++  $     15   2.00%+    (0.51)%        9.52%+         (8.04)%+     38.89%++      --
    --      $15.90 30.50%+   $166,248   0.94%+    (0.40)%+        --              --         30.95%      $0.05
    --      $13.80 25.63%    $125,840   0.88%     (0.04)%        1.02%          (0.18)%      93.82%      $0.05
    --      $12.19 25.08%++  $ 92,926   0.85%+     0.59%+        1.09%+          0.36%+      38.89%++      --
-----------------------------------------------------------------------------------------------------------------
    --      $15.41 26.92%+   $ 44,499   1.02%+     1.75%+         --              --         21.73%      $0.05
    --      $13.70 23.79%    $ 22,370   0.94%      2.16%          --              --         34.24%      $0.04
    --      $11.89 24.38%    $ 17,858   0.91%      2.49%          --              --         45.55%        --
    --      $10.48 (0.60)%   $ 15,730   0.91%      2.92%          --              --         58.62%        --
    --      $11.05 14.71%    $ 14,098   0.86%      2.67%          --              --         63.90%        --
    --      $10.40  6.82%    $  4,729   0.85%+     3.12%+         --              --         48.52%+       --
    --      $11.41 26.36%+   $  1,365   1.81%+     1.00%+         --              --         21.73%      $0.05
    --      $10.18  8.31%++  $    182   1.81%+     0.25%+         --              --         34.24%+     $0.04
    --      $15.42 27.04%+   $450,063   0.81%+     2.00%+         --              --         21.73%      $0.05
    --      $13.71 23.99%    $357,360   0.83%      2.27%          --              --         34.24%      $0.04
    --      $11.89 24.38%    $238,027   0.91%      2.49%          --              --         45.55%        --
    --      $10.48 (0.60)%   $204,298   0.91%      2.92%          --              --         58.62%        --
    --      $11.05 14.71%    $178,457   0.86%      2.67%          --              --         63.90%        --
    --      $10.40 14.56%    $102,532   0.84%      2.78%          --              --         48.52%        --
    --      $ 9.89  2.70%+   $ 77,450   0.84%+     3.03%+         --              --          1.80%        --

--------------------------------------------------------------------------------

                                                               Pegasus Funds  19

PEGASUS FUNDS
--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD

                                                    NET                     DISTRIBUTIONS               DISTRIBUTIONS
                          NET ASSET               REALIZED    DISTRIBUTIONS   IN EXCESS                   IN EXCESS
                            VALUE      NET     AND UNREALIZED   FROM NET       OF NET     DISTRIBUTIONS      OF          TAX
                          BEGINNING INVESTMENT GAINS (LOSSES)  INVESTMENT    INVESTMENT   FROM REALIZED   REALIZED    RETURN OF
                          OF PERIOD   INCOME   ON INVESTMENTS    INCOME        INCOME         GAINS         GAINS      CAPITAL
                          --------- ---------- -------------- ------------- ------------- ------------- ------------- ---------
GROWTH AND VALUE FUND
CLASS A SHARES
SIX-MONTHS ENDED 6/30/97
 (UNAUDITED)               $14.12      0.05         2.30         (0.07)          --            --            --          --
YEAR ENDED
1996                       $13.16      0.16         2.37         (0.16)          --          (1.41)          --          --
1995                       $10.67      0.21         2.76         (0.22)          --          (0.26)          --          --
1994                       $11.16      0.23        (0.17)        (0.21)          --          (0.30)        (0.01)      (0.03)
1993                       $10.51      0.20         1.24         (0.20)          --          (0.59)          --          --
1992(8)                    $10.16      0.17         0.45         (0.17)          --          (0.10)          --          --
CLASS B SHARES
SIX-MONTHS ENDED 6/30/97
 (UNAUDITED)               $ 9.32      0.05         1.45         (0.05)          --            --            --          --
YEAR ENDED
1996(9)                    $10.00      0.01         0.62         (0.03)          --          (1.28)          --          --
CLASS I SHARES
SIX-MONTHS ENDED 6/30/97
 (UNAUDITED)               $14.12      0.08         2.30         (0.09)          --            --            --          --
YEAR ENDED
1996                       $13.16      0.18         2.36         (0.17)          --          (1.41)          --          --
1995                       $10.67      0.21         2.76         (0.22)          --          (0.26)          --          --
1994                       $11.16      0.23        (0.17)        (0.21)          --          (0.30)        (0.01)      (0.03)
1993                       $10.51      0.20         1.24         (0.20)          --          (0.59)          --          --
1992                       $ 9.86      0.22         0.75         (0.22)          --          (0.10)          --          --
1991(10)                   $10.00      0.14        (0.14)        (0.14)          --            --            --          --
-------------------------------------------------------------------------------------------------------------------------------
EQUITY INDEX FUND
CLASS A SHARES
SIX-MONTHS ENDED 6/30/97
 (UNAUDITED)               $16.75      0.13         3.25         (0.14)          --            --            --          --
YEAR ENDED
1996                       $14.15      0.30         2.85         (0.29)          --          (0.26)          --          --
1995                       $10.65      0.30         3.65         (0.31)          --          (0.14)          --          --
1994                       $11.15      0.31        (0.20)        (0.30)          --          (0.23)        (0.08)        --
1993                       $10.52      0.28         0.75         (0.27)          --          (0.13)          --          --
1992(11)                   $10.00      0.12         0.52         (0.12)          --            --            --          --
CLASS B SHARES
SIX-MONTHS ENDED 6/30/97
 (UNAUDITED)               $10.50      0.09         1.98         (0.13)          --            --            --          --
YEAR ENDED
1996(9)                    $10.00      0.05         0.76         (0.06)          --          (0.25)          --          --
CLASS I SHARES
SIX-MONTHS ENDED 6/30/97
 (UNAUDITED)               $16.75      0.15         3.24         (0.15)          --            --            --          --
YEAR ENDED
1996                       $14.15      0.31         2.85         (0.30)          --          (0.26)          --          --
1995                       $10.65      0.30         3.65         (0.31)          --          (0.14)          --          --
1994                       $11.15      0.31        (0.20)        (0.30)          --          (0.23)        (0.08)        --
1993                       $10.52      0.28         0.75         (0.27)          --          (0.13)          --          --
1992(11)                   $10.00      0.12         0.52         (0.12)          --            --            --          --
-------------------------------------------------------------------------------------------------------------------------------
INTERNATIONAL EQUITY FUND
CLASS A SHARES
SIX-MONTHS ENDED 6/30/97
 (UNAUDITED)               $11.77      0.02         1.15         (0.06)          --            --            --          --
YEAR ENDED
1996                       $11.05      0.10         0.72         (0.10)          --            --            --          --
1995                       $10.01      0.10         1.05         (0.11)          --            --            --          --
CLASS B SHARES
SIX-MONTHS ENDED 6/30/97
 (UNAUDITED)               $11.08     (0.02)        1.80         (0.03)          --            --            --          --
YEAR ENDED
1996(5)                    $10.84      0.04         0.24         (0.04)          --            --            --          --
CLASS I SHARES
SIX-MONTHS ENDED 6/30/97
 (UNAUDITED)               $11.79      0.04         1.15         (0.08)          --            --            --          --
YEAR ENDED
1996                       $11.05      0.11         0.74         (0.11)          --            --            --          --
1995                       $10.01      0.10         1.05         (0.11)          --            --            --          --
1994(12)                   $10.00      0.01          --            --            --            --            --          --
                              TOTAL
                          DISTRIBUTIONS
                          -------------
GROWTH AND VALUE FUND
CLASS A SHARES
SIX-MONTHS ENDED 6/30/97
 (UNAUDITED)                 (0.07)
YEAR ENDED
1996                         (1.57)
1995                         (0.48)
1994                         (0.55)
1993                         (0.79)
1992(8)                      (0.27)
CLASS B SHARES
SIX-MONTHS ENDED 6/30/97
 (UNAUDITED)                 (0.05)
YEAR ENDED
1996(9)                      (1.31)
CLASS I SHARES
SIX-MONTHS ENDED 6/30/97
 (UNAUDITED)                 (0.09)
YEAR ENDED
1996                         (1.58)
1995                         (0.48)
1994                         (0.55)
1993                         (0.79)
1992                         (0.32)
1991(10)                     (0.14)
-------------------------------------------------------------------------------------------------------------------------------
EQUITY INDEX FUND
CLASS A SHARES
SIX-MONTHS ENDED 6/30/97
 (UNAUDITED)                 (0.14)
YEAR ENDED
1996                         (0.55)
1995                         (0.45)
1994                         (0.61)
1993                         (0.40)
1992(11)                     (0.12)
CLASS B SHARES
SIX-MONTHS ENDED 6/30/97
 (UNAUDITED)                 (0.13)
YEAR ENDED
1996(9)                      (0.31)
CLASS I SHARES
SIX-MONTHS ENDED 6/30/97
 (UNAUDITED)                 (0.15)
YEAR ENDED
1996                         (0.56)
1995                         (0.45)
1994                         (0.61)
1993                         (0.40)
1992(11)                     (0.12)
-------------------------------------------------------------------------------------------------------------------------------
INTERNATIONAL EQUITY FUND
CLASS A SHARES
SIX-MONTHS ENDED 6/30/97
 (UNAUDITED)                 (0.06)
YEAR ENDED
1996                         (0.10)
1995                         (0.11)
CLASS B SHARES
SIX-MONTHS ENDED 6/30/97
 (UNAUDITED)                 (0.03)
YEAR ENDED
1996(5)                      (0.04)
CLASS I SHARES
SIX-MONTHS ENDED 6/30/97
 (UNAUDITED)                 (0.08)
YEAR ENDED
1996                         (0.11)
1995                         (0.11)
1994(12)                       --

--------------------------------------------------------------------------------

See page 30 for Notes to Financial Highlights.

20  Pegasus Funds

PEGASUS FUNDS
--------------------------------------------------------------------------------

                                                                                  RATIO
                                                                RATIO OF         OF NET
                                                                EXPENSES       INVESTMENT
                                                    RATIO      TO AVERAGE        INCOME
             NET                NET                 OF NET     NET ASSETS      TO AVERAGE
CONVERSION  ASSET              ASSETS   RATIO OF  INVESTMENT   (EXCLUDING      NET ASSETS
    TO      VALUE              END OF   EXPENSES    INCOME     FEE WAIVERS   (EXCLUDING FEE  PORTFOLIO   AVERAGE
 CLASS A    END OF   TOTAL     PERIOD  TO AVERAGE TO AVERAGE       AND         WAIVERS AND   TURNOVER   COMMISSION
  SHARES    PERIOD RETURN(A)   (000)   NET ASSETS NET ASSETS REIMBURSEMENTS) REIMBURSEMENTS)   RATE        RATE
----------  ------ ---------   ------  ---------- ---------- --------------- --------------- ---------  ----------
    --      $16.40  33.38%+   $ 97,438   1.07%+     0.79%+         --              --         15.20%+     $0.04
    --      $14.12  19.24%    $ 59,027   0.91%      1.17%          --              --         43.21%      $0.04
    --      $13.16  28.04%    $ 49,872   0.84%      1.73%          --              --         26.80%        --
    --      $10.67   0.55%    $ 42,274   0.84%      2.07%          --              --         28.04%        --
    --      $11.16  13.79%    $ 29,467   0.83%      1.84%          --              --         42.31%        --
    --      $10.51   8.19%    $  4,338   0.83%+     2.49%+         --              --         16.28%+       --
    --      $10.77  32.58%+   $  2,030   1.82%+     0.04%+         --              --         15.20%+     $0.04
    --      $ 9.32   6.10%++  $    183   1.80%+     0.25%+         --              --         43.21%+     $0.04
    --      $16.41  33.74%+   $866,102   0.82%+     1.04%+         --              --         15.20%      $0.04
    --      $14.12  19.35%    $733,632   0.80%      1.28%          --              --         43.21%      $0.04
    --      $13.16  28.04%    $687,295   0.84%      1.73%          --              --         26.80%        --
    --      $10.67   0.55%    $529,097   0.84%      2.07%          --              --         28.04%        --
    --      $11.16  13.79%    $400,168   0.83%      1.84%          --              --         42.31%        --
    --      $10.51   9.87%    $283,007   0.83%      2.20%          --              --         16.28%        --
    --      $ 9.86   0.17%+   $238,086   0.85%+     2.65%+         --              --          0.94%        --
------------------------------------------------------------------------------------------------------------------
    --      $19.99  40.44%+   $ 70,272   0.55%+     1.33%+         --              --          7.45%      $0.03
    --      $16.75  22.49%    $ 35,336   0.37%      1.89%          --              --         12.25%      $0.03
    --      $14.15  37.35%    $  4,007   0.15%      2.39%          --              --         10.66%        --
    --      $10.65   1.02%    $  1,197   0.17%      2.71%          --              --         24.15%        --
    --      $11.15   9.77%    $    960   0.20%      2.59%          --              --         16.01%        --
    --      $10.52  13.61%+   $    151   0.22%+     2.71%+         --              --          0.50%++      --
    --      $12.44  39.52%+   $    814   1.30%+     0.58%+         --              --          7.45%      $0.03
    --      $10.50   8.09%++  $    113   1.29%+     0.57%+         --              --         12.25%+     $0.03
    --      $19.99  40.64%+   $681,619   0.30%+     1.58%+         --              --          7.45%      $0.03
    --      $16.75  22.58%    $834,368   0.21%      2.05%          --              --         12.25%      $0.03
    --      $14.15  37.35%    $524,195   0.15%      2.39%          --              --         10.66%        --
    --      $10.65   1.02%    $339,611   0.17%      2.71%          --              --         24.15%        --
    --      $11.15   9.77%    $324,369   0.20%      2.59%          --              --         16.01%        --
    --      $10.52  13.61%+   $241,907   0.22%+     2.71%+         --              --          0.50%++      --
------------------------------------------------------------------------------------------------------------------
    --      $12.88  19.92%+   $ 19,053   1.37%+     1.51%+         --              --          8.40%      $0.07
    --      $11.77   7.50%    $ 10,836   1.23%      0.88%         1.23%           0.88%        6.37%      $0.07
    --      $11.05  11.47%    $    988   1.16%      1.43%         1.24%           1.35%        2.09%        --
    --      $12.11  19.16%+   $  1,413   2.12%+     0.75%+         --              --          8.40%+     $0.07
    --      $11.08   2.62%++  $  1,131   2.05%+     0.75%+        2.05%+          0.75%+       6.37%+     $0.07
    --      $12.80  20.24%+   $461,229   1.12%+     1.69%+         --              --          8.40%      $0.07
    --      $11.79   7.79%    $389,997   1.10%      1.01%         1.10%           1.01%        6.37%      $0.07
    --      $11.05  11.47%    $106,300   1.16%      1.43%         1.24%           1.35%        2.09%        --
    --      $10.01   1.26%+   $ 36,545   1.15%+     1.18%+        1.92%+          0.41%+       0.30%++      --

--------------------------------------------------------------------------------

                                                               Pegasus Funds  21

PEGASUS FUNDS
--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD

                                                    NET                     DISTRIBUTIONS               DISTRIBUTIONS
                          NET ASSET               REALIZED    DISTRIBUTIONS   IN EXCESS                   IN EXCESS
                            VALUE      NET     AND UNREALIZED   FROM NET       OF NET     DISTRIBUTIONS      OF          TAX
                          BEGINNING INVESTMENT GAINS (LOSSES)  INVESTMENT    INVESTMENT   FROM REALIZED   REALIZED    RETURN OF
                          OF PERIOD   INCOME   ON INVESTMENTS    INCOME        INCOME         GAINS         GAINS      CAPITAL
                          --------- ---------- -------------- ------------- ------------- ------------- ------------- ---------
INTERMEDIATE BOND FUND
CLASS A SHARES
SIX-MONTHS ENDED 6/30/97
 (UNAUDITED)               $10.29      0.32        (0.01)         (0.32)         --            --            --          --
YEAR ENDED
1996                       $10.37      0.64        (0.07)         (0.65)         --            --            --          --
1995                       $ 9.21      0.59         1.16          (0.59)         --            --            --          --
1994                       $10.41      0.56        (1.20)         (0.55)          --          (0.01)          --          --
1993                       $10.28      0.59         0.26          (0.59)          --          (0.13)          --          --
1992(8)                    $10.32      0.49         0.13          (0.49)          --          (0.17)          --          --
CLASS B SHARES
SIX-MONTHS ENDED 6/30/97
 (UNAUDITED)               $10.20      0.26         0.01          (0.28)         --            --            --          --
YEAR ENDED
1996(9)                    $10.00      0.15         0.20          (0.15)         --            --            --          --
CLASS I SHARES
SIX-MONTHS ENDED 6/30/97
 (UNAUDITED)               $10.29      0.33         0.00          (0.33)         --            --            --          --
YEAR ENDED
1996                       $10.37      0.64        (0.07)         (0.65)         --            --            --          --
1995                       $ 9.21      0.59         1.16          (0.59)         --            --            --          --
1994                       $10.41      0.56        (1.20)         (0.55)          --          (0.01)          --          --
1993                       $10.28      0.59         0.26          (0.59)          --          (0.13)          --          --
1992                       $10.55      0.71        (0.10)         (0.71)          --          (0.17)          --          --
1991(10)                   $10.00      0.40         0.57          (0.40)          --          (0.02)          --          --
-------------------------------------------------------------------------------------------------------------------------------
BOND FUND
CLASS A SHARES
SIX-MONTHS ENDED 6/30/97
 (UNAUDITED)               $10.27      0.32        (0.02)         (0.32)         --            --            --          --
YEAR ENDED
1996                       $10.45      0.67        (0.18)         (0.67)         --            --            --          --
1995                       $ 9.01      0.63         1.45          (0.64)         --            --            --          --
1994                       $10.32      0.61        (1.31)         (0.59)          --          (0.02)          --          --
1993                       $10.25      0.76         0.38          (0.76)          --          (0.31)          --          --
1992(8)                    $10.23      0.56         0.15          (0.56)          --          (0.13)          --          --
CLASS B SHARES
SIX-MONTHS ENDED 6/30/97
 (UNAUDITED)               $10.27      0.28          --           (0.29)         --            --            --          --
YEAR ENDED
1996(5)                    $10.00      0.21         0.27          (0.21)         --            --            --          --
CLASS I SHARES
SIX-MONTHS ENDED 6/30/97
 (UNAUDITED)               $10.27      0.33          --           (0.34)         --            --            --          --
YEAR ENDED
1996                       $10.45      0.68        (0.18)         (0.68)         --            --            --          --
1995                       $ 9.01      0.63         1.45          (0.64)         --            --            --          --
1994                       $10.32      0.61        (1.31)         (0.59)          --          (0.02)          --          --
1993                       $10.25      0.76         0.38          (0.76)          --          (0.31)          --          --
1992                       $10.55      0.83        (0.17)         (0.83)          --          (0.13)          --          --
1991(10)                   $10.00      0.51         0.57          (0.51)          --          (0.02)          --          --
                              TOTAL
                          DISTRIBUTIONS
                          -------------
INTERMEDIATE BOND FUND
CLASS A SHARES
SIX-MONTHS ENDED 6/30/97
 (UNAUDITED)                  (0.32)
YEAR ENDED
1996                          (0.65)
1995                          (0.59)
1994                          (0.56)
1993                          (0.72)
1992(8)                       (0.66)
CLASS B SHARES
SIX-MONTHS ENDED 6/30/97
 (UNAUDITED)                  (0.28)
YEAR ENDED
1996(9)                       (0.15)
CLASS I SHARES
SIX-MONTHS ENDED 6/30/97
 (UNAUDITED)                  (0.33)
YEAR ENDED
1996                          (0.65)
1995                          (0.59)
1994                          (0.56)
1993                          (0.72)
1992                          (0.88)
1991(10)                      (0.42)
-------------------------------------------------------------------------------------------------------------------------------
BOND FUND
CLASS A SHARES
SIX-MONTHS ENDED 6/30/97
 (UNAUDITED)                  (0.32)
YEAR ENDED
1996                          (0.67)
1995                          (0.64)
1994                          (0.61)
1993                          (1.07)
1992(8)                       (0.69)
CLASS B SHARES
SIX-MONTHS ENDED 6/30/97
 (UNAUDITED)                  (0.29)
YEAR ENDED
1996(5)                       (0.21)
CLASS I SHARES
SIX-MONTHS ENDED 6/30/97
 (UNAUDITED)                  (0.34)
YEAR ENDED
1996                          (0.68)
1995                          (0.64)
1994                          (0.61)
1993                          (1.07)
1992                          (0.96)
1991(10)                      (0.53)

--------------------------------------------------------------------------------

See page 30 for Notes to Financial Highlights.

22  Pegasus Funds

PEGASUS FUNDS
--------------------------------------------------------------------------------

                                                                                  RATIO
                                                                RATIO OF         OF NET
                                                                EXPENSES       INVESTMENT
                                                    RATIO      TO AVERAGE        INCOME
             NET                NET                 OF NET     NET ASSETS      TO AVERAGE
CONVERSION  ASSET              ASSETS   RATIO OF  INVESTMENT   (EXCLUDING      NET ASSETS
    TO      VALUE              END OF   EXPENSES    INCOME     FEE WAIVERS   (EXCLUDING FEE  PORTFOLIO  AVERAGE
 CLASS A    END OF   TOTAL     PERIOD  TO AVERAGE TO AVERAGE       AND         WAIVERS AND   TURNOVER  COMMISSION
  SHARES    PERIOD RETURN(A)   (000)   NET ASSETS NET ASSETS REIMBURSEMENTS) REIMBURSEMENTS)   RATE       RATE
----------  ------ ---------   ------  ---------- ---------- --------------- --------------- --------- ----------
    --      $10.28    6.12%+  $ 21,759   0.85%      6.26%          --              --           9.24%      --
    --      $10.29    5.65%   $ 18,324   0.79%      6.17%          --              --          31.62%      --
    --      $10.37   19.48%   $ 11,654   0.73%      5.98%          --              --          36.47%      --
    --      $ 9.21   (6.31)%  $ 11,983   0.74%      5.73%          --              --          54.60%      --
    --      $10.41    8.41%   $ 16,491   0.74%      5.44%          --              --          92.80%      --
    --      $10.28   11.17%+  $  4,509   0.75%+     7.04%+         --              --          56.30%+     --
    --      $10.20    5.46%+  $    228   1.60%+     5.57%+         --              --           9.24%      --
    --      $10.20    3.50%++ $    122   1.60%+     1.52%+         --              --          31.62%      --
    --      $10.29    6.46%+  $441,856   0.60%+     6.51%+         --              --           9.24%      --
    --      $10.29    5.78%   $395,105   0.67%      6.29%          --              --          31.62%      --
    --      $10.37   19.48%   $393,656   0.73%      5.98%          --              --          36.47%      --
    --      $ 9.21   (6.31)%  $381,036   0.74%      5.73%          --              --          54.60%      --
    --      $10.41    8.41%   $413,299   0.74%      5.44%          --              --          92.80%      --
    --      $10.28    6.00%   $215,923   0.74%      6.91%          --              --          56.30%      --
    --      $10.55   16.62%+  $130,367   0.75%+     6.59%+         --              --           7.38%      --
-----------------------------------------------------------------------------------------------------------------
    --      $10.25    6.12%+  $ 68,509   0.85%+     6.35%+         --              --           5.27%      --
    --      $10.27    4.98%   $ 46,977   0.78%      6.59%          --              --          24.92%      --
    --      $10.45   23.75%   $ 31,714   0.74%      6.39%          --              --          41.91%      --
    --      $ 9.01   (6.99)%  $ 32,053   0.74%      6.36%          --              --          75.67%      --
    --      $10.32   11.39%   $ 45,410   0.73%      7.20%          --              --         111.52%      --
    --      $10.25    9.59%+  $  9,392   0.74%+     8.12%+         --              --          90.45%+     --
    --      $10.26    5.48%+  $  1,131   1.60%+     5.60%+         --              --           5.27%      --
    --      $10.27    4.81%++ $    280   1.59%+     3.01%+         --              --          24.92%+     --
    --      $10.26    6.44%+  $968,910   0.60%+     6.60%+         --              --           5.27%      --
    --      $10.27    5.08%   $757,627   0.66%      6.71%          --              --          24.92%      --
    --      $10.45   23.75%   $485,851   0.74%      6.39%          --              --          41.91%      --
    --      $ 9.01   (6.99)%  $395,116   0.74%      6.36%          --              --          75.67%      --
    --      $10.32   11.39%   $455,786   0.73%      7.20%          --              --         111.52%      --
    --      $10.25    6.56%   $312,366   0.73%      8.08%          --              --          90.45%      --
    --      $10.55   18.45%+  $237,673   0.75%+     8.44%+         --              --           8.19%      --

--------------------------------------------------------------------------------

                                                               Pegasus Funds  23

--------------------------------------------------------------------------------

See page 30 for Notes to Financial Highlights.
PEGASUS FUNDS
--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD

                                                    NET                     DISTRIBUTIONS               DISTRIBUTIONS
                          NET ASSET               REALIZED    DISTRIBUTIONS   IN EXCESS                   IN EXCESS
                            VALUE      NET     AND UNREALIZED   FROM NET       OF NET     DISTRIBUTIONS      OF          TAX
                          BEGINNING INVESTMENT GAINS (LOSSES)  INVESTMENT    INVESTMENT   FROM REALIZED   REALIZED    RETURN OF
                          OF PERIOD   INCOME   ON INVESTMENTS    INCOME        INCOME         GAINS         GAINS      CAPITAL
                          --------- ---------- -------------- ------------- ------------- ------------- ------------- ---------
SHORT BOND FUND
CLASS A SHARES
SIX-MONTHS ENDED 6/30/97
 (UNAUDITED)               $10.11      0.26          --          (0.27)          --            --            --          --
YEAR ENDED
1996                       $10.23      0.55        (0.10)        (0.55)          --          (0.02)           --          --
1995                       $ 9.84      0.58         0.39         (0.58)          --            --             --          --
1994(13)                   $10.00      0.17        (0.16)        (0.17)          --            --             --          --
CLASS B SHARES
SIX-MONTHS ENDED 6/30/97
 (UNAUDITED)               $10.02      0.22         0.00         (0.23)          --            --            --          --
YEAR ENDED
1996(9)                    $10.00      0.12         0.04         (0.12)          --          (0.02)           --          --
CLASS I SHARES
SIX-MONTHS ENDED 6/30/97
 (UNAUDITED)               $10.11      0.28        (0.01)        (0.28)          --            --            --          --
YEAR ENDED
1996                       $10.23      0.55        (0.10)        (0.55)          --          (0.02)           --          --
1995                       $ 9.84      0.58         0.39         (0.58)          --            --             --          --
1994(13)                   $10.00      0.17        (0.16)        (0.17)          --            --             --          --
-------------------------------------------------------------------------------------------------------------------------------
MULTI SECTOR BOND FUND
CLASS A SHARES
SIX-MONTHS ENDED 6/30/97
 (UNAUDITED)               $ 7.84      0.23        (0.05)        (0.22)          --            --            --          --
YEAR ENDED
1996                       $ 8.18      0.41        (0.25)        (0.40)          --          (0.10)          --          --
1995(14)                   $ 7.68      0.44         0.72         (0.44)          --          (0.22)          --          --
1995                       $ 8.25      0.52        (0.57)        (0.52)          --            --            --          --
1994(15)                   $ 8.36      0.47        (0.09)        (0.47)          --          (0.02)          --          --
CLASS B SHARES
SIX-MONTHS ENDED 6/30/97
 (UNAUDITED)               $ 7.85      0.20        (0.05)        (0.20)          --            --            --          --
YEAR ENDED
1996                       $ 8.18      0.45        (0.23)        (0.45)          --          (0.10)          --          --
1995(16)                   $ 8.13      0.24         0.27         (0.24)          --          (0.22)          --          --
1994(2)                    $ 8.16      0.40        (0.55)        (0.40)          --            --            --          --
CLASS I SHARES
SIX-MONTHS ENDED 6/30/97
 (UNAUDITED)               $ 7.85      0.25        (0.03)        (0.23)          --            --            --          --
YEAR ENDED
1996                       $ 8.18      0.46        (0.24)        (0.45)          --          (0.10)          --          --
1995(14)                   $ 7.68      0.47         0.72         (0.47)          --          (0.22)          --          --
1995                       $ 8.25      0.52        (0.57)        (0.52)          --            --            --          --
1994(15)                   $ 8.36      0.47        (0.09)        (0.47)          --          (0.02)          --          --
-------------------------------------------------------------------------------------------------------------------------------
INTERNATIONAL BOND FUND
CLASS A SHARES
SIX-MONTHS ENDED 6/30/97
 (UNAUDITED)               $10.79      0.19        (0.58)        (0.22)          --            --            --          --
YEAR ENDED
1996                       $10.75      0.54         0.04         (0.54)          --            --            --          --
1995(7)                    $10.00      0.98         1.10         (0.98)        (0.01)        (0.34)          --           --
CLASS B SHARES
SIX-MONTHS ENDED 6/30/97
 (UNAUDITED)               $10.87      0.16        (0.58)        (0.19)          --            --            --          --
YEAR ENDED
1996                       $10.81      0.47         0.06         (0.47)          --            --            --          --
1995(7)                    $10.00      0.91         1.16         (0.91)        (0.01)        (0.34)          --           --
CLASS I SHARES
SIX-MONTHS ENDED 6/30/97
 (UNAUDITED)               $10.85      0.25        (0.62)        (0.23)          --            --            --          --
YEAR ENDED
1996                       $10.81      0.59         0.04         (0.59)          --            --            --          --
1995(7)                    $10.00      1.02         1.16         (1.02)        (0.01)        (0.34)          --           --
                              TOTAL
                          DISTRIBUTIONS
                          -------------
SHORT BOND FUND
CLASS A SHARES
SIX-MONTHS ENDED 6/30/97
 (UNAUDITED)                 (0.27)
YEAR ENDED
1996                         (0.57)
1995                         (0.58)
1994(13)                     (0.17)
CLASS B SHARES
SIX-MONTHS ENDED 6/30/97
 (UNAUDITED)                 (0.23)
YEAR ENDED
1996(9)                      (0.14)
CLASS I SHARES
SIX-MONTHS ENDED 6/30/97
 (UNAUDITED)                 (0.28)
YEAR ENDED
1996                         (0.57)
1995                         (0.58)
1994(13)                     (0.17)
-------------------------------------------------------------------------------------------------------------------------------
MULTI SECTOR BOND FUND
CLASS A SHARES
SIX-MONTHS ENDED 6/30/97
 (UNAUDITED)                 (0.22)
YEAR ENDED
1996                         (0.50)
1995(14)                     (0.66)
1995                         (0.52)
1994(15)                     (0.49)
CLASS B SHARES
SIX-MONTHS ENDED 6/30/97
 (UNAUDITED)                 (0.22)
YEAR ENDED
1996                         (0.55)
1995(16)                     (0.46)
1994(2)                      (0.40)
CLASS I SHARES
SIX-MONTHS ENDED 6/30/97
 (UNAUDITED)                 (0.23)
YEAR ENDED
1996                         (0.55)
1995(14)                     (0.69)
1995                         (0.52)
1994(15)                     (0.49)
-------------------------------------------------------------------------------------------------------------------------------
INTERNATIONAL BOND FUND
CLASS A SHARES
SIX-MONTHS ENDED 6/30/97
 (UNAUDITED)                 (0.22)
YEAR ENDED
1996                         (0.54)
1995(7)                      (1.33)
CLASS B SHARES
SIX-MONTHS ENDED 6/30/97
 (UNAUDITED)                 (0.19)
YEAR ENDED
1996                         (0.47)
1995(7)                      (1.26)
CLASS I SHARES
SIX-MONTHS ENDED 6/30/97
 (UNAUDITED)                 (0.23)
YEAR ENDED
1996                         (0.59)
1995(7)                      (1.37)

24  Pegasus Funds

PEGASUS FUNDS
--------------------------------------------------------------------------------

                                                                                  RATIO
                                                                RATIO OF         OF NET
                                                                EXPENSES       INVESTMENT
                                                    RATIO      TO AVERAGE        INCOME
             NET                NET                 OF NET     NET ASSETS      TO AVERAGE
CONVERSION  ASSET              ASSETS   RATIO OF  INVESTMENT   (EXCLUDING      NET ASSETS
    TO      VALUE              END OF   EXPENSES    INCOME     FEE WAIVERS   (EXCLUDING FEE  PORTFOLIO   AVERAGE
 CLASS A    END OF   TOTAL     PERIOD  TO AVERAGE TO AVERAGE       AND         WAIVERS AND   TURNOVER   COMMISSION
  SHARES    PERIOD RETURN(A)   (000)   NET ASSETS NET ASSETS REIMBURSEMENTS) REIMBURSEMENTS)   RATE        RATE
----------  ------ ---------   ------  ---------- ---------- --------------- --------------- ---------  ----------
    --      $10.10  5.22%+    $  1,475   0.82%+     5.36%+         --              --          36.43%       --
    --      $10.11  4.45%     $  1,033   0.80%      5.35%        0.82%            5.33%       109.58%       --
    --      $10.23 10.07%     $    766   0.75%      5.74%        0.81%            5.68%        30.94%       --
    --      $ 9.84  0.21%+    $    308   0.75%+     5.92%+       0.93%+           5.74%+       10.20%++     --
    --      $10.01  4.54%+    $     69   1.57%+     4.61%+         --              --          36.43%       --
    --      $10.02  2.04%++   $     56   1.57%+     1.47%+       1.59%+           1.45%+      109.58%+      --
    --      $10.10  5.50%+    $193,121   0.57%+     5.61%+         --              --          36.43%       --
    --      $10.11  4.56%     $171,427   0.70%      5.45%        0.72%            5.43%       109.58%       --
    --      $10.23 10.07%     $162,571   0.75%      5.74%        0.81%            5.68%        30.94%       --
    --      $ 9.84  0.21%+    $ 63,931   0.75%+     5.92%+       0.93%+           5.74%+       10.20%++     --
------------------------------------------------------------------------------------------------------------------
    --      $ 7.80  4.68%+    $   7.75   0.8%+      5.92%+         --              --          28.34%       --
    --      $ 7.84  2.75%     $  8,798   0.84%      5.75%        0.90%            5.69%       103.93%       --
    --      $ 8.18 15.55%++   $  6,095   0.94%+     5.72%+       1.15%+           5.51%+      173.26%++     --
    --      $ 7.68 (0.45)%    $     69   0.04%      6.70%        2.78%            3.96%        71.65%       --
    --      $ 8.25  5.16%+    $     65     --       5.96%+       3.67%+           2.29%+       26.54%++     --
    --      $ 7.80  3.88%+    $    409   1.62%+     5.17%+         --              --          28.34%       --
    --      $ 7.85  2.09%     $    502   1.58%      5.01%        1.67%            4.92%       103.93%       --
    --      $ 8.18  6.41%++   $    259   1.60%+     5.00%+       1.78%+           4.83%+      173.26%++     --
  (7.61)(3)   --   (1.82)%++     --      0.00%      6.48%+       2.58%+           3.90%+       71.65%++     --
    --      $ 7.81  4.94%+    $434,589   0.62%+     6.17%+         --              --          28.34%       --
    --      $ 7.85  3.14%     $187,112   0.57%      6.02%        0.66%            5.93%       103.93%       --
    --      $ 8.18 15.90%++   $191,930   0.55%+     6.34%+       0.67%+           6.22%+      173.26%++     --
    --      $ 7.68 (0.48)%    $  7,101   0.04%      6.70%        2.78%            3.96%        71.65%       --
    --      $ 8.25  5.16%++   $  5,128   0.00%      6.21%+       2.64%+           3.57%+       26.54%++     --
------------------------------------------------------------------------------------------------------------------
    --      $10.18 (7.22)%+   $  4,081   1.11%+     4.71%+       1.26%+           4.48%+        2.34%       --
    --      $10.79  5.62%     $  2,006   1.15%      4.74%        1.94%            3.95%        97.82%       --
    --      $10.75 21.10%++   $    487   1.33%+     4.91%+       3.65%+           2.59%+       48.03%++     --
    --      $10.26 (7.70)%+   $     72   1.83%+     4.17%+       2.61%+           3.94%+        2.34%       --
    --      $10.87  5.01%     $     46   1.90%      3.99%        4.08%            1.81%        97.82%       --
    --      $10.81 20.90%++   $      4   2.03%+     4.39%+       8.69%+          (2.28)%+      48.03%++     --
    --      $10.24 (7.00)%+   $ 76,651   0.86%+     4.94%+       1.01%+           4.71%+        2.34%       --
    --      $10.85  5.99%     $ 53,845   0.90%      4.99%        1.40%            4.49%        35.42%       --
    --      $10.81 22.13%++   $ 14,504   0.95%+     5.71%+       1.93%+           4.73%+       48.03%++     --

--------------------------------------------------------------------------------

                                                               Pegasus Funds  25

PEGASUS FUNDS
--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD

                                                    NET                     DISTRIBUTIONS               DISTRIBUTIONS
                          NET ASSET               REALIZED    DISTRIBUTIONS   IN EXCESS                   IN EXCESS
                            VALUE      NET     AND UNREALIZED   FROM NET       OF NET     DISTRIBUTIONS      OF          TAX
                          BEGINNING INVESTMENT GAINS (LOSSES)  INVESTMENT    INVESTMENT   FROM REALIZED   REALIZED    RETURN OF
                          OF PERIOD   INCOME   ON INVESTMENTS    INCOME        INCOME         GAINS         GAINS      CAPITAL
                          --------- ---------- -------------- ------------- ------------- ------------- ------------- ---------
MUNICIPAL BOND FUND
CLASS A SHARES
SIX-MONTHS ENDED 6/30/97
 (UNAUDITED)               $12.36      0.29          0.08         0.29           --            --            --          --
YEAR ENDED
1996                       $12.64      0.59         (0.18)       (0.58)        (0.01)        (0.10)          --          --
1995(17)                   $12.06      0.48          0.82        (0.48)        (0.24)          --            --          --
1995                       $12.13      0.60         (0.07)       (0.60)          --            --            --          --
1994                       $13.25      0.63         (0.15)       (0.63)        (0.96)        (0.01)          --          --
1993                       $12.49      0.70          1.01        (0.70)        (0.25)          --            --          --
1992                       $12.10      0.76          0.47        (0.76)        (0.08)          --            --          --
1991                       $11.77      0.81          0.33        (0.81)          --            --            --          --
1990                       $11.82      0.81          0.28        (0.81)        (0.33)          --            --          --
1989(18)                   $11.94      0.89         (0.12)       (0.89)          --            --            --          --
CLASS B SHARES
SIX-MONTHS ENDED 6/30/97
 (UNAUDITED)               $12.36      0.23          0.08        (0.25)          --            --            --          --
YEAR ENDED
1996                       $12.65      0.52         (0.21)       (0.49)          --          (0.01)        (0.10)         --
1995(19)                   $12.17      0.34          0.72        (0.34)          --          (0.24)          --           --
1994(20)                   $12.14      0.41         (0.70)       (0.41)          --            --            --           --
1994(21)                   $12.37      0.03         (0.23)       (0.03)          --            --            --           --
CLASS I SHARES
SIX-MONTHS ENDED 6/30/97
 (UNAUDITED)               $12.36      0.30          0.07        (0.30)          --            --            --          --
YEAR ENDED
1996                       $12.63      0.65         (0.20)       (0.61)          --          (0.01)        (0.10)         --
1995(17)                   $12.06      0.52          0.81        (0.52)          --          (0.24)          --           --
1995(22)                   $12.06      0.05          --          (0.05)          --            --            --           --
-------------------------------------------------------------------------------------------------------------------------------
INTERMEDIATE MUNICIPAL BOND FUND
CLASS A SHARES
SIX-MONTHS ENDED 6/30/97
 (UNAUDITED)               $12.10      0.27        (0.01)        (0.27)          --            --            --          --
YEAR ENDED
1996                       $12.25      0.53        (0.09)        (0.51)          --          (0.08)          --          --
1995(17)                   $11.79      0.44         0.56         (0.44)          --          (0.10)          --          --
1995                       $12.18      0.55        (0.36)        (0.55)          --          (0.03)          --          --
1994                       $12.79      0.61         0.01         (0.61)          --          (0.62)          --          --
1993                       $12.25      0.64         0.68         (0.64)          --          (0.14)          --          --
1992                       $11.95      0.76         0.37         (0.76)          --          (0.07)          --          --
1991                       $11.65      0.80         0.31         (0.80)          --          (0.01)          --          --
1990                       $11.43      0.78         0.22         (0.78)          --            --            --          --
1989(18)                   $11.46      0.79        (0.03)        (0.79)          --            --            --          --
CLASS B SHARES
SIX-MONTHS ENDED 6/30/97
 (UNAUDITED)               $12.10      0.22          --          (0.23)          --            --            --          --
YEAR ENDED
1996                       $12.25      0.44        (0.09)        (0.42)          --          (0.08)          --          --
1995(17)                   $11.80      0.37         0.55         (0.37)          --          (0.10)          --          --
1995(23)                   $11.57      0.04         0.23         (0.04)          --            --            --          --
1994(20)                   $12.18      0.37        (0.72)        (0.37)          --          (0.03)          --          --
1994(21)                   $12.32      0.03        (0.14)        (0.03)          --            --            --          --
CLASS I SHARES
SIX-MONTHS ENDED 6/30/97
 (UNAUDITED)               $12.11      0.28        (0.01)        (0.29)          --            --            --          --
YEAR ENDED
1996                       $12.25      0.56        (0.08)        (0.54)          --          (0.08)          --          --
1995(17)                   $11.80      0.47         0.55         (0.47)          --          (0.10)          --          --
1995(22)                   $11.57      0.04         0.23         (0.04)          --            --            --          --
                              TOTAL
                          DISTRIBUTIONS
                          -------------
MUNICIPAL BOND FUND
CLASS A SHARES
SIX-MONTHS ENDED 6/30/97
 (UNAUDITED)                 (0.29)
YEAR ENDED
1996                         (0.69)
1995(17)                     (0.72)
1995                         (0.60)
1994                         (1.60)
1993                         (0.95)
1992                         (0.84)
1991                         (0.81)
1990                         (1.14)
1989(18)                     (0.89)
CLASS B SHARES
SIX-MONTHS ENDED 6/30/97
 (UNAUDITED)                 (0.25)
YEAR ENDED
1996                         (0.60)
1995(19)                     (0.58)
1994(20)                     (0.41)
1994(21)                     (0.03)
CLASS I SHARES
SIX-MONTHS ENDED 6/30/97
 (UNAUDITED)                 (0.30)
YEAR ENDED
1996                         (0.72)
1995(17)                     (0.76)
1995(22)                     (0.05)
-------------------------------------------------------------------------------------------------------------------------------
INTERMEDIATE MUNICIPAL BOND FUND
CLASS A SHARES
SIX-MONTHS ENDED 6/30/97
 (UNAUDITED)                 (0.27)
YEAR ENDED
1996                         (0.59)
1995(17)                     (0.54)
1995                         (0.58)
1994                         (1.23)
1993                         (0.78)
1992                         (0.83)
1991                         (0.81)
1990                         (0.78)
1989(18)                     (0.79)
CLASS B SHARES
SIX-MONTHS ENDED 6/30/97
 (UNAUDITED)                 (0.23)
YEAR ENDED
1996                         (0.50)
1995(17)                     (0.47)
1995(23)                     (0.04)
1994(20)                     (0.40)
1994(21)                     (0.03)
CLASS I SHARES
SIX-MONTHS ENDED 6/30/97
 (UNAUDITED)                 (0.29)
YEAR ENDED
1996                         (0.62)
1995(17)                     (0.57)
1995(22)                     (0.04)

--------------------------------------------------------------------------------

See page 30 for Notes to Financial Highlights.

26  Pegasus Funds

PEGASUS FUNDS
--------------------------------------------------------------------------------

                                                                                    RATIO
                                                                  RATIO OF         OF NET
                                                                  EXPENSES       INVESTMENT
                                                      RATIO      TO AVERAGE        INCOME
               NET                NET                 OF NET     NET ASSETS      TO AVERAGE
CONVERSION    ASSET              ASSETS   RATIO OF  INVESTMENT   (EXCLUDING      NET ASSETS
    TO        VALUE              END OF   EXPENSES    INCOME     FEE WAIVERS   (EXCLUDING FEE  PORTFOLIO   AVERAGE
 CLASS A      END OF   TOTAL     PERIOD  TO AVERAGE TO AVERAGE       AND         WAIVERS AND   TURNOVER   COMMISSION
  SHARES      PERIOD RETURN(A)   (000)   NET ASSETS NET ASSETS REIMBURSEMENTS) REIMBURSEMENTS)   RATE        RATE
----------    ------ ---------   ------  ---------- ---------- --------------- --------------- ---------  ----------

   --         $12.44   6.02%+   $ 30,818   0.85%+     4.70%          --              --          23.62%       --
   --         $12.36   3.36%    $ 29,352   0.83%      4.54%         0.89%           4.48%        64.51%       --
   --         $12.64  10.95%++  $  7,426   0.89%+     4.57%+        1.04%+          4.43%+       69.31%++     --
   --         $12.06   4.45%    $  6,840   1.98%      5.09%         3.89%           3.18%        60.78%       --
   --         $12.13   3.70%    $  9,234   0.00%      4.85%         1.44%           3.41%       175.06%       --
   --         $13.25  14.37%    $ 11,290   0.00%      5.49%         1.59%           3.90%        88.53%       --
   --         $12.49  10.50%    $  6,591   0.00%      5.99%         2.75%           3.24%        66.28%       --
   --         $12.10  10.13%    $  2,244   0.00%      6.87%         2.75%           4.12%        32.40%       --
   --         $11.77   9.39%    $  1,192   0.00%      6.60%         2.75%           3.85%        85.07%       --
   --         $11.82   6.82%+   $    673   0.00%      7.46%+        2.25%+          5.21%+       36.19%++     --
   --         $12.43   5.14%+   $    830   1.60%+     3.95%+         --              --          23.62%       --
   --         $12.36   2.56%    $    672   1.58%      3.79%         1.70%           3.67%        64.51%       --
   --         $12.65   8.81%++  $    238   1.66%+     3.61%+        2.04%+          3.23%+       69.31%++     --
 (11.44)(3)     --    (4.30)%++    --      3.18%+     4.51%+        5.85%+          1.84%+       60.78%++     --
   --         $12.14  (1.64)%++ $      2   0.50%+     4.10%+        2.91%+          1.69%+      175.06%++     --
   --         $12.43   6.12%+   $341,315   0.60%+     4.95%+         --              --          23.62%       --
   --         $12.36   3.76%    $338,104   0.58%      4.79%         0.68%           4.69%        64.51%       --
   --         $12.63  11.20%++  $240,160   0.54%+     4.95%+        0.67%+          4.81%+       69.31%++     --
   --         $12.06   0.39%++  $220,143   0.65%+     5.45%+        0.79%+          5.31%+       60.78%++     --
--------------------------------------------------------------------------------------------------------------------
   --         $12.11   4.70%+   $ 19,241   0.85%+     4.49%          --              --          28.38%       --
   --         $12.10   3.69%    $ 19,049   0.83%      4.37%         0.88%           4.32%        52.95%       --
   --         $12.25   8.58%++  $ 17,777   0.83%+     4.30%+        0.97%+          4.16%+       44.75%++     --
   --         $11.79   1.64%    $ 17,243   0.29%      4.73%         1.38%           3.64%       128.02%       --
   --         $12.18   4.94%    $ 28,826   0.06%      4.78%         1.27%           3.57%       167.95%       --
   --         $12.79  11.26%    $ 27,885   0.00%      5.16%         1.31%           3.85%        63.67%       --
   --         $12.25   9.78%    $ 18,310   0.00%      6.15%         1.72%           4.43%        86.91%       --
   --         $11.95   9.94%    $  7,251   0.00%      6.76%         2.75%           4.01%        12.22%       --
   --         $11.65   9.00%    $  4,582   0.00%      6.62%         2.75%           3.87%        46.68%       --
   --         $11.43   6.82%+   $  2,593   0.00%      6.83%+        2.25%+          4.58%+      101.17%++     --

   --         $12.10   3.82%+   $    629   1.60%+     3.74%+         --              --          28.38%       --
   --         $12.10   2.90%    $    611   1.58%      3.62%         1.68%           3.52%        52.95%       --
   --         $12.25   7.75%++  $    341   1.71%+     3.36%+        2.01%+          3.06%+       44.75%++     --
   --         $11.80   2.30%++  $      6   1.36%+     3.72%+        1.64%+          3.44%+      128.02%++     --
 (11.43)(20)    --    (2.98)%++    --      0.76%+     4.03%+        2.00%+          2.79%+      128.02%++     --
   --         $12.18  (0.93)%++ $     12   0.75%+     1.68%+        3.00%+         (0.57)%+     167.95%++     --

   --         $12.12   4.90%+   $377,748   0.60%+     4.74%+         --              --          28.38%       --
   --         $12.11   4.05%    $373,970   0.58%      4.62%         0.64%           4.56%        52.95%       --
   --         $12.25   8.76%++  $373,753   0.55%+     4.78%+        0.68%+          4.65%+       44.75%++     --
   --         $11.80   2.37%++  $365,801   0.50%+     4.79%+        0.60%+          4.69%+      128.02%++     --

--------------------------------------------------------------------------------

                                                               Pegasus Funds  27

PEGASUS FUNDS
--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD

                                                    NET                     DISTRIBUTIONS               DISTRIBUTIONS
                          NET ASSET               REALIZED    DISTRIBUTIONS   IN EXCESS                   IN EXCESS
                            VALUE      NET     AND UNREALIZED   FROM NET       OF NET     DISTRIBUTIONS      OF          TAX
                          BEGINNING INVESTMENT GAINS (LOSSES)  INVESTMENT    INVESTMENT   FROM REALIZED   REALIZED    RETURN OF
                          OF PERIOD   INCOME   ON INVESTMENTS    INCOME        INCOME         GAINS         GAINS      CAPITAL
                          --------- ---------- -------------- ------------- ------------- ------------- ------------- ---------
MICHIGAN MUNICIPAL BOND FUND
CLASS A SHARES
SIX-MONTHS ENDED 6/30/97
 (UNAUDITED)               $10.48      0.24         0.09         (0.24)          --            --            --          --
YEAR ENDED
1996                       $10.60      0.48        (0.14)        (0.46)          --            --            --          --
1995                       $ 9.54      0.48         1.06         (0.48)          --            --            --          --
1994                       $10.60      0.50        (1.06)        (0.50)          --            --            --          --
1993(24)                   $10.00      0.44         0.59         (0.43)          --            --            --          --
CLASS B SHARES
SIX-MONTHS ENDED 6/30/97
 (UNAUDITED)               $10.18      0.20         0.07         (0.21)          --            --            --          --
YEAR ENDED
1996(9)                    $10.00      0.07         0.17         (0.06)          --            --            --          --
CLASS I SHARES
SIX-MONTHS ENDED 6/30/97
 (UNAUDITED)               $10.48      0.25         0.08         (0.25)          --            --            --          --
YEAR ENDED
1996                       $10.60      0.49        (0.14)        (0.47)          --            --            --          --
1995                       $ 9.54      0.48         1.06         (0.48)          --            --            --          --
1994                       $10.60      0.50        (1.06)        (0.50)          --            --            --          --
1993(24)                   $10.00      0.44         0.59         (0.43)          --            --            --          --
                              TOTAL
                          DISTRIBUTIONS
                          -------------
MICHIGAN MUNICIPAL BOND FUND
CLASS A SHARES
SIX-MONTHS ENDED 6/30/97
 (UNAUDITED)                 (0.24)
YEAR ENDED
1996                         (0.46)
1995                         (0.48)
1994                         (0.50)
1993(24)                     (0.43)
CLASS B SHARES
SIX-MONTHS ENDED 6/30/97
 (UNAUDITED)                 (0.21)
YEAR ENDED
1996(9)                      (0.06)
CLASS I SHARES
SIX-MONTHS ENDED 6/30/97
 (UNAUDITED)                 (0.25)
YEAR ENDED
1996                         (0.47)
1995                         (0.48)
1994                         (0.50)
1993(24)                     (0.43)

--------------------------------------------------------------------------------

See page 30 for Notes to Financial Highlights.

28  Pegasus Funds

PEGASUS FUNDS
--------------------------------------------------------------------------------

                                                                                RATIO
                                                              RATIO OF         OF NET
                                                              EXPENSES       INVESTMENT
                                                  RATIO      TO AVERAGE        INCOME
             NET               NET                OF NET     NET ASSETS      TO AVERAGE
CONVERSION  ASSET            ASSETS   RATIO OF  INVESTMENT   (EXCLUDING      NET ASSETS
    TO      VALUE            END OF   EXPENSES    INCOME     FEE WAIVERS   (EXCLUDING FEE  PORTFOLIO   AVERAGE
 CLASS A    END OF   TOTAL   PERIOD  TO AVERAGE TO AVERAGE       AND         WAIVERS AND   TURNOVER   COMMISSION
  SHARES    PERIOD RETURN(A)  (000)  NET ASSETS NET ASSETS REIMBURSEMENTS) REIMBURSEMENTS)   RATE        RATE
----------  ------ --------- ------  ---------- ---------- --------------- --------------- ---------  ----------
    --      $10.57   6.28%+  $17,508   0.95%+     4.62%         0.96%+          4.61%+      27.40%        --
    --      $10.48   3.32%   $18,575   0.88%      4.57%         0.96%           4.49%       24.49%        --
    --      $10.60  16.49%   $21,034   0.79%      4.71%         1.04%           4.46%       26.97%        --
    --      $ 9.54  (5.42)%  $21,106   0.53%      5.01%         1.05%           4.49%       25.93%        --
    --      $10.60  11.50%+  $26,342   0.19%+     5.12%+        1.21%+          4.10%+      41.70%++      --
    --      $10.24   5.36%+  $   247   1.70%+     3.87%+        1.71%+          3.86%+      27.40%        --
    --      $10.18   2.45%++ $   110   1.69%+     2.01%+        1.77%+          1.93%+      24.49%+       --
    --      $10.56   6.52%+  $49,218   0.70%+     4.75%+        0.71%+          4.74%+      27.40%        --
    --      $10.48   3.44%   $41,909   0.77%      4.68%         0.85%           4.60%       24.49%        --
    --      $10.60  16.49%   $32,419   0.79%      4.71%         1.04%           4.46%       26.97%        --
    --      $ 9.54  (5.42)%  $24,157   0.53%      5.01%         1.05%           4.49%       25.93%        --
    --      $10.60  11.50%+  $15,772   0.19%+     5.12%+        1.21%+          4.10%+      41.70%++      --

--------------------------------------------------------------------------------

                                                               Pegasus Funds  29

NOTES TO FINANCIAL HIGHLIGHTS

 (1) For the period March 3, 1995 (re-offering date of Class B Shares) through December 31, 1995.
 (2) For the period February 8, 1994 (initial offering date of Class B Shares) through December 2, 1994. On December 2, 1994, the Fund terminated its offering of Class B Shares and such shares converted to Class A Shares.
 (3) On December 2, 1994, the Fund terminated the offering of Class B Shares under the then-current sales load schedule and such shares converted to Class A Shares.
 (4) For the period March 3, 1995 (initial offering date of Class I Shares) through December 31, 1995.
 (5) For the period August 24, 1996 (initial offering date of Class B Shares) through December 31, 1996.


 (6) For the period December 17, 1996 (commencement of operations) through December 31, 1996.

 (7) For the period January 27, 1995 (commencement of operations) through December 31, 1995.

 (8) For the period May 1, 1992 (initial offering date of Class A Shares) through December 31, 1992.

 (9) For the period September 23, 1996 (initial offering date of Class B Shares) through December 31, 1996.

(10) For the period June 1, 1991 (commencement of operations) to December 31, 1991.

(11) For the period July 10, 1992 (inception) through December 31, 1992.

(12) For the period December 3, 1994 (commencement of operations) through December 31, 1994.

(13) For the period September 17, 1994 (commencement of operations) through December 31, 1994.

(14) For the period February 1, 1995 through December 31, 1995. Effective February 1, 1995, the Fund changed its fiscal year end from January 31 to December 31.

(15) For the period March 5, 1993 (commencement of operations) through January 31, 1994.

(16) For the period May 31, 1995 (re-offering date of Class B Shares) through December 31, 1995. Effective February 1, 1995, the Fund changed its fiscal year end from January 31 to December 31.

(17) For the period March 1, 1995 through December 31, 1995. Effective March 1, 1995, the Fund changed its fiscal year end from February 28 to December 31.

(18) For the period March 1, 1988 (commencement of operations) to February 28, 1989.

(19) For the period April 4, 1995 (re-offering date of Class B Shares) through December 31, 1995. Effective March 1, 1995, the Fund changed its fiscal year end from February 28 to December 31.

(20) For the period March 1, 1994 through December 2, 1994. On December 2, 1994, the Fund terminated its offering of Class B Shares and such shares converted to Class A Shares.

(21) For the period February 8, 1994 (initial offering date of Class B Shares) through February 28, 1994.

(22) For the period February 1, 1995 (initial offering date of Class I Shares) to February 28, 1995.

(23) For the period January 30, 1995 (re-offering date of Class B Shares) through February 28, 1995.

(24) For the period February 1, 1993 (commencement of operations) through December 31, 1993.
(a) Total returns as presented do not include any applicable sales load or redemption charges.

 +   Annualized.
++   Not annualized.

30  Pegasus Funds

Description of the Funds

GENERAL

The Trust is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the "1940 Act"). The Trust currently consists of thirty-one investment portfolios, each of which consists of a separate pool of assets with separate investment objectives and policies. This Prospectus, however, describes only twenty-two portfolios. Under the 1940 Act, each Fund is classified as a diversified investment portfolio (a "Diversified Fund") except for the International Equity, International Bond, Municipal Bond, Short Municipal Bond, Intermediate Municipal Bond and Michigan Municipal Bond Funds, which are each classified as a non-diversified portfolio (the "Non-Diversified Funds").

INVESTMENT OBJECTIVES AND POLICIES

The investment objective of a Fund may not be changed without approval of the holders of a majority (as defined in the 1940 Act) of the Fund's outstanding voting securities. See "General Information." Except as noted below under "Investment Limitations," a Fund's investment policies may be changed without a vote of shareholders. There can be no assurance that a Fund will achieve its objective. The following sections should be read in conjunction with "Risk Factors" below and the description of investments in which the Funds may invest, as set forth in "Supplemental Information." A description of ratings ("Debt Ratings") is contained below and in the Statement of Additional Information.

ASSET ALLOCATION FUNDS

In order to achieve its investment objective, each Asset Allocation Fund will typically invest in the Underlying Funds within a predetermined target asset allocation range, as set forth below. The target asset allocation reflects the extent to which each Asset Allocation Fund will invest in a particular market segment, and the varying degrees of potential investment risk and reward represented by the Fund's investments in those market segments and their corresponding Underlying Funds. The Investment Adviser may alter the target asset allocation and the target asset allocation ranges when it deems appropriate. The assets of each Fund will be allocated among the Underlying Funds in accordance with the Fund's investment objective, the target asset allocation, the Investment Adviser's outlook for the economy, the financial markets and the relative market valuations of the Underlying Funds. The Asset Allocation Funds will generally limit their investments to the Underlying Funds.

 In order to meet liquidity needs or for temporary defensive purposes, each Asset Allocation Fund may invest its assets in shares of the Money Market Fund and directly in short-term obligations issued or guaranteed as to payment of principal and interest by the U.S. Government, or its agencies or instrumentalities ("U.S. Government Obligations"), "high quality" money market instruments such as certificates of deposit, bankers' acceptances, time deposits, repurchase agreements, reverse repurchase agreements, short-term obligations issued by state and local governmental issuers which carry yields that are competitive with those of other types of high quality money market instruments, commercial paper, notes, other short-term obligations and variable rate master demand notes of domestic and foreign issuers ("Cash Equivalent Securities"). "High quality" money market instruments are money market instruments which are rated at the time of purchase within the two highest rating categories by Moody's Investors Service, Inc. ("Moody's"), Standard & Poor's Ratings Group ("S&P"), Fitch Investors Service, L.P. ("Fitch") or Duff & Phelps Credit Rating Co. ("Duff") (each a "Rating Agency") or which are unrated at such time but are deemed by the Investment Adviser to be comparable in quality to instruments that are so rated. Such investments may include obligations of foreign banks and foreign branches of U.S. banks.
 The Managed Assets Conservative Fund seeks to provide long-term total return with capital appreciation as a secondary consideration. The Managed Assets Balanced Fund seeks to achieve long-term total return through a combination of capital appreciation and current income. The Managed Assets Growth Fund seeks to achieve long-term total return with current income a secondary consideration. The Managed Assets Conservative Fund is deemed to be more "conservative" than the Managed Assets Balanced and Managed Assets Growth Funds because it has a heavier weighting in Debt Securities and in Underlying Funds which invest primarily in Debt Securities and a lighter weighting in Equity Securities and in Underlying Funds which invest primarily in Equity Securities relative to the other Asset Allocation Funds. In attempting to achieve its asset allocation objective, except as set forth above, each Asset Allocation Fund will invest in the equity, debt and cash equivalent market sectors within the following ranges:
                                                                Pegasus Funds 31

                            TARGET ASSET ALLOCATION

   ASSET
 ALLOCATION
    FUND                EQUITY                    DEBT            CASH EQUIVALENT
----------------------------------------------------------------------------------
Managed As-
 sets Con-
 servative
 Fund                  30%-50%                   50%-70%              0%-20%
----------------------------------------------------------------------------------
Managed As-
 sets Bal-
 anced Fund            50%-70%                   30%-50%              0%-20%
----------------------------------------------------------------------------------
Managed As-
 sets Growth
 Fund                  70%-90%                   10%-30%              0%-20%
----------------------------------------------------------------------------------
Underlying    Equity Income Fund         Intermediate Bond Fund  Money Market Fund
 Funds by     Growth Fund                Bond Fund
 Category     Mid-Cap Opportunity Fund   Short Bond Fund
              Small-Cap Opportunity Fund Multi Sector Bond Fund
              Intrinsic Value Fund       International Bond Fund
              Growth and Value Fund      High Yield Bond Fund
              Equity Index Fund
              International Equity Fund

--------------------------------------------------------------------------------
PEGASUS MONEY MARKET FUND
The Money Market Fund seeks to provide a high level of current income consistent with the preservation of capital and liquidity. The Money Market
Fund also seeks to maintain a constant net asset value of $1.00 per share for purchases and redemptions, but there can be no assurance that the Fund will be able to do so.
 The Money Market Fund may invest in the following high quality money market instruments: (1) U.S. Government Obligations; (2) U.S. dollar denominated obligations issued or guaranteed by the government of Canada, a Province of Canada, or an instrumentality or political subdivision thereof; (3) certificates of deposit, bankers' acceptances and time deposits of U.S. banks or other U.S. financial institutions (including foreign branches of such banks and institutions) having total assets in excess of $1 billion and which are members of the Federal Reserve System or the Federal Deposit Insurance Corporation ("FDIC"); (4) certificates of deposit, bankers' acceptances and time deposits of foreign banks and U.S. branches of foreign banks having assets in excess of the equivalent of $1 billion; (5) commercial paper, other short-term obligations and variable and floating rate master demand notes, bonds, debentures and notes; (6) repurchase agreements relating to the above instruments; (7) reverse repurchase agreements; (8) guaranteed investment contracts; (9) securities of other investment companies; (10) securities lending; and (11) illiquid securities (limited to 10% of the Fund's net assets). The Money Market Fund is subject to Rule 2a-7 of the 1940 Act, which sets forth requirements of, among other things, diversification, average maturity (including a requirement that dollar-weighted average portfolio maturity may not exceed 90 days) and credit quality. See also the Statement of Additional Information for more information on the Money Market Fund. You may request a Money Market Fund prospectus by calling (800) 688-3350.
EQUITY FUNDS

The Equity Income, Growth, Mid-Cap Opportunity, Small-Cap Opportunity, Intrinsic Value, Growth and Value, Equity Index and Market Expansion Index Funds invest primarily in publicly traded common stocks of companies incorporated in the United States, although each such Fund may also invest up to 25% of its total assets in the Equity Securities of foreign issuers, either directly or through Depository Receipts. The International Equity Fund invests primarily in Equity Securities of foreign issuers, either directly or through Depository Receipts and similar securities which may be sponsored or unsponsored. In addition, each Equity Fund may: (1) invest in securities convertible into common stock, such as certain bonds and preferred stocks; (2) invest up to 5% of its net assets in other types of securities having common stock characteristics (such as rights and warrants to purchase equity securities); (3) invest up to 5% of its net assets in lower-rated convertible securities; (4) enter into futures contracts and related options; (5) utilize options and other derivative instruments such as equity index swaps; and (6) lend its portfolio securities. The International Equity Fund also may invest in foreign currency and options on foreign currency transactions. Under normal market conditions, each Fund expects to invest at least 65% of the value of its total assets in Equity Securities. Each Equity Fund may hold up to 35% of its total assets in Cash Equivalents and Debt Securities rated investment grade or higher at the time of purchase (i.e., no lower than Baa by Moody's or BBB by S&P, Fitch or Duff), or unrated investments deemed by the Investment Adviser to be comparable in quality at the time of purchase to instruments that are so rated, and, in the case of the International Equity Fund, Debt Securities of foreign issuers, foreign governments and agencies.
 The EQUITY INCOME FUND will invest primarily in income-producing Equity Securities of domestic issuers. The Investment Adviser will be particularly alert to

32  Pegasus Funds
companies which pay above-average dividends, yet offer opportunities for capital appreciation and growth of earnings.
 The GROWTH FUND will invest primarily in Equity Securities of domestic issuers believed by the Investment Adviser to have above-average growth characteristics. The Investment Adviser may consider some of the following factors in making its investment decisions: the development of new or improved products or services; a favorable outlook for growth in the industry; patterns of increasing sales and earnings; the probability of increased operating efficiencies; cyclical conditions; or other signs that the company is expected to show greater than average earnings growth and capital appreciation.
 The MID-CAP OPPORTUNITY FUND intends to invest under normal market conditions at least 65% of the value of its total assets in Equity Securities of companies with market capitalizations of $500 million to $3 billion. The Investment Adviser believes that there are many companies in this size range that enjoy enhanced growth prospects, operate in more stable market niches, and have greater ability to respond to new business opportunities, all of which increase their likelihood of attaining superior levels of profitability and investment returns.
 The SMALL-CAP OPPORTUNITY FUND intends to invest under normal market conditions at least 65% of the value of its total assets in Equity Securities of small domestic issuers with market capitalizations of $100 million to $1 billion. The Investment Adviser will consider some of the following factors in making its investment decisions: high quality management; significant equity ownership positions by management; a leading or dominant position in a major product line; a sound financial position; and a relatively high rate of return on invested capital. The Fund also may invest in companies that offer the possibility of accelerating earnings growth because of management changes, new products or structural changes in the industry or the economy.
 The INTRINSIC VALUE FUND invests primarily in Equity Securities of companies believed by the Investment Adviser to represent a value or potential worth which is not fully recognized by prevailing market prices. In selecting investments for the Fund, screening techniques are employed to isolate issues believed to be attractively priced. The Investment Adviser then evaluates the underlying earning power and dividend paying ability of these potential investments. The Fund's holdings are usually characterized by lower price/earnings, price/cash flow and price/book value ratios and by above average current dividend yields relative to the equity market.
 The GROWTH AND VALUE FUND invests primarily in Equity Securities of companies believed by the Investment Adviser to represent a value or potential worth which is not fully recognized by prevailing market prices. The Fund invests in companies which the Investment Adviser believes have earnings growth expectations that exceed those implied by the market's current valuation. In addition, the Fund seeks to maintain a portfolio of companies whose earnings will increase at a faster rate than those within the general equity market.
 The EQUITY INDEX FUND uses the S&P 500 Index as a benchmark for comparison because it represents roughly two-thirds of the market value of all publicly traded common stocks in the United States, is well known to investors and is a widely accepted measure of common stock investment returns. The S&P 500 Index contains a representative sample of common stocks that trade on the New York and American Stock Exchanges and also contains over-the-counter stocks that are a part of the National Market System.

 The MARKET EXPANSION INDEX FUND uses a combination of the S&P SmallCap and S&P MidCap Indices as a benchmark for comparison. The two indexes are combined to form the benchmark with each stock weighted according to its relative market capitalization. The indices contain a representative sample of stocks of medium-size and small U.S. companies (none of which is included in the S&P 500 Index) that trade on the New York and American Stock Exchanges and also contain over-the-counter stocks that are part of the National Market System.

 The Equity Index and Market Expansion Index Funds ("Index Funds") each seek to achieve a 95% correlation coefficient between its performance and that of its respective benchmark index or combined indices. Therefore, each Fund's price changes and total return are expected to closely match movements in the underlying index or combined indices.

 The Index Funds will not be managed by using traditional economic, financial or market analysis. Instead, each Fund utilizes a sampling methodology to determine which stocks to purchase or sell in order to closely replicate the performance of its respective index or combined indices. Stocks are selected for a Fund based on both capitalization weighting in the index or combined indices and industry representation. Larger market capitalization securities in an index or the combined indices are added to a Fund according to their relative weight. Smaller capitalization securities are then added to a Fund in equal weights according to an analysis of the industry diversification of such index or combined indices. Therefore, while all industry weights in a Fund are essentially matched to those of the respective index or combined indices, not necessarily all of the stocks of the index or combined indices are held in the Fund. Each Fund may invest up to 25% of its assets in the securities of foreign issuers through Depository Receipts. Pending investment and to meet anticipated redemption requests, each Fund may hold
                                                              Pegasus Funds  33
up to 5% of its total assets in Cash Equivalent Securities. In addition, up to 5% of each Fund's total assets may be invested in futures contracts and related options in an effort to maintain exposure to price movements in the respective index or combined indices pending investment of funds or while maintaining liquidity to meet potential shareholder redemptions.

 Deviations from the performance of the respective index or combined indices ("tracking error") may result from shareholder purchases and redemptions of shares of a Fund that occur daily, as well as from the expenses borne by a Fund, cash reserves held by a Fund and purchases and sales of securities made by a Fund to conform its holdings more closely with those represented in the respective index or the combined indices. In addition, tracking error may occur due to changes made in an index and the manner in which an index is calculated. In the event the performance of a Fund is not comparable to the performance of its respective index or combined indices, the Board of Trustees will examine the reasons for the deviation and the availability of corrective measures. If substantial deviation in a Fund's performance were to continue for extended periods, it is expected that the Board of Trustees would consider possible changes to a Fund's investment objective.
 The INTERNATIONAL EQUITY FUND will invest primarily in Equity Securities of foreign issuers located in but not limited to the United Kingdom and European continent, Japan, other Far East areas and Latin America. The Fund may also invest in other regions seeking to capitalize on investment opportunities in other parts of the world, including developing countries.
 The Investment Adviser's investment approach to managing the International Equity Fund's assets emphasizes active country selection involving global economic and political assessments together with valuation analysis of selected countries' securities markets. In situations where an investment's attractiveness outweighs prospects for currency weakness, the Investment Adviser may take suitable hedging measures. An index approach is typically used at the stock selection level.
 The Investment Adviser employs quantitative techniques in conjunction with its judgment and experience to determine the foreign equity markets that the Fund will be invested in and the percentage of total assets the Fund will hold by country. Securities of a country are selected using a quantitatively-oriented sampling technique intending to generally replicate the performance of an individual country's stock market index. The Morgan Stanley Capital International Country Indexes have, for some time, been the accepted benchmarks in the U.S. for international equity fund country comparisons. The Fund may also invest in individual Equity Securities which the Investment Adviser believes offer opportunities for capital appreciation.
 The International Equity Fund's assets will be invested at all times in the securities of issuers located in at least three different foreign countries. Investments in a particular country may exceed 25% of the Fund's total assets, thus making its performance more dependent upon the political and economic circumstances of a particular country than a more widely diversified portfolio.

BOND FUNDS
Each of the Bond Funds will invest at least 65% of the value of its total assets under normal market conditions in Debt Securities. When the Investment Adviser believes it advisable for temporary defensive purposes, to maintain liquidity, or in anticipation of otherwise investing cash positions, each Bond Fund may invest in Cash Equivalent Securities. Most obligations acquired by the Funds with the exception of the International Bond Fund will be issued by companies or governmental entities located within the United States. Each Bond Fund, other than the International Bond Fund and High Yield Bond Fund, may invest up to 15% of its total assets in dollar denominated debt obligations (including Cash Equivalent Securities) of foreign issuers. The International Bond Fund may invest 100% of its total assets in investments in foreign issuers. The High Yield Bond Fund may invest 100% of its total assets in dollar denominated debt obligations (including Cash Equivalent Securities) of foreign issuers. In addition, each Bond Fund may lend its portfolio securities, purchase preferred securities, purchase convertible securities and restricted securities, and engage in futures and options transactions and other derivative instruments, such as interest rate swaps and forward contracts.
 Other than the International Bond Fund and High Yield Bond Fund, the Debt Securities in which each Bond Fund may invest will be rated investment grade at the time of purchase, or if unrated, will be deemed by the Investment Adviser to be comparable in quality at the time of purchase to instruments that are so rated. By so restricting its investments, a Fund's ability to maximize total rate of return will be limited. Under normal market conditions, at least 65% of the value of the International Bond Fund's total assets will consist of Debt Securities rated A or better by a Rating Agency; and the remainder of its assets may be invested in Debt Securities rated no lower than B by a Rating Agency. Under normal market conditions, the High Yield Bond Fund will invest primarily in Debt Securities which are rated BBB or lower by a Rating Agency. There is no minimal acceptable rating for a security to be purchased or held in the High Yield Bond Fund's portfolio and the Fund may, from time to time, purchase or hold securities in the lowest rating category or hold securities

 34 Pegasus Funds
in default. The International Bond Fund and High Yield Bond Fund may also invest in Debt Securities which, while not rated, are determined by the Investment Adviser or, in the case of the High Yield Bond Fund, the Sub-Adviser, to be of comparable quality to those rated securities in which the Funds may invest. See "Risk Factors--Lower-Rated Securities."
 The INTERMEDIATE BOND FUND invests in a portfolio of U.S. dollar denominated Debt Securities of domestic and foreign issuers which, under normal market conditions, will have maturities or average lives of up to 15 years. The Fund's average weighted portfolio maturity is expected to be between 3 and 6 years.
 The BOND FUND invests in a portfolio of U.S. dollar denominated Debt Securities of domestic and foreign issuers. The Fund's average weighted portfolio maturity is expected to be between 6 and 12 years.
 The SHORT BOND FUND invests in a portfolio of U.S. dollar denominated Debt Securities of domestic and foreign issuers which, under normal market conditions, will have maturities or average lives of up to 10 years. The Fund's average weighted portfolio maturity will be limited to a maximum of 3 years.

 The MULTI SECTOR BOND FUND invests in a portfolio of U.S. dollar denominated Debt Securities of domestic and foreign issuers which, under normal market conditions, will have a dollar-weighted average maturity expected to range between 3 and 10 years.
 The INTERNATIONAL BOND FUND will invest in Debt Securities of issuers located throughout the world, except the United States. The Fund also may invest in convertible preferred stocks, hold foreign currency, and purchase debt securities or hold currencies in combination with forward currency exchange contracts. The Fund will be alert to opportunities to profit from fluctuations in currency exchange rates. The Fund will be particularly alert to favorable arbitrage opportunities (such as those resulting from favorable interest rate differentials) arising from the relative yields of the various types of securities in which the Fund may invest and market conditions generally. The Fund may invest without restriction in companies in, or governments of, developing countries. See "Risk Factors--Foreign Securities" below.
 The HIGH YIELD BOND FUND invests in a portfolio of U.S. dollar denominated Debt Securities of domestic and foreign issuers which, under normal market conditions, are expected to be lower-rated corporate debt obligations or unrated obligations of comparable quality. Lower-rated or unrated bonds are commonly referred to as "junk bonds" and are regarded as predominantly speculative. Certain fixed rate obligations in which the Fund invests may involve equity characteristics. The Fund may, for example, invest in unit offerings that combine fixed rate securities and common stock or common stock equivalents such as warrants, rights, and options. The Fund may invest up to 10% of its total assets in Equity Securities (whether the equity securities are purchased in a unit offering or not); however, preferred and convertible securities are not subject to this limitation. The Fund may invest up to 10% of its total assets in foreign securities which are not publicly traded in the United States.

MUNICIPAL BOND FUNDS
It is a fundamental policy of each of the Municipal Bond Funds to invest (except when maintaining a temporary defensive position) at least 80% of the value of its net assets in Municipal Obligations. From time to time, a Municipal Bond Fund may invest in an amount not to exceed 20% of the value of its net assets, or without limitation for temporary defensive purposes, in taxable Cash Equivalent Securities. Dividends paid by a Municipal Bond Fund that are attributable to income earned by it from these securities will be taxable to investors. See "Dividends, Distributions and Taxes."
 Municipal Obligations in which the Municipal Bond Funds invest will be rated at least Baa, MIG-2/VMIG-2 or Prime 2 (P-2) by Moody's, BBB, SP-2 or A-2 by S&P, BBB or F-2 by Fitch or BBB or Duff-2 by Duff or, if unrated, determined by the Investment Adviser to be comparable in quality to instruments that are so rated. The Municipal Bond Funds also may lend their portfolio securities, and engage in futures and options transactions and other derivative instruments transactions, such as interest rate swaps.
 The MUNICIPAL BOND FUND invests in a portfolio of investment grade Municipal Obligations without regard to maturity.

 The SHORT MUNICIPAL BOND FUND invests in a portfolio of investment grade Municipal Obligations which, under normal market conditions, will have a dollar-weighted average maturity generally between one and three years.
 The INTERMEDIATE MUNICIPAL BOND FUND invests in a portfolio of investment grade Municipal Obligations which, under normal market conditions, will have a dollar-weighted average maturity expected to range between 3 and 10 years.
 The MICHIGAN MUNICIPAL BOND FUND invests at least 65% of its total assets under normal market conditions in investment grade Michigan Municipal Obligations and the remainder may be invested in securities that are not Michigan Municipal Obligations and therefore may be subject to Michigan income taxes. See "Taxes." The Fund will invest in Michigan Municipal Obligations and other securities without regard to maturity. To the extent that acceptable Michigan Municipal Obligations are at any time unavailable for investment by the Fund, the Fund will invest primarily in other Municipal Obligations the interest on which is, in the opinion of bond counsel, exempt from federal, but not Michigan income taxes.

                                                                Pegasus Funds 35

INVESTMENT LIMITATIONS
Each Fund and the Money Market Fund are subject to a number of investment limitations. Except as noted, the following investment limitations are matters of fundamental policy and may not be changed with respect to a particular Fund or the Money Market Fund without the affirmative vote of the holders of a majority of the outstanding shares of the Fund or the Money Market Fund. Other investment limitations that cannot be changed without a vote of shareholders are contained in the Statement of Additional Information under "Investment Objectives, Policies and Risk Factors."
 Each of the Funds and the Money Market Fund may not:
 1. Purchase any securities which would cause 25% or more of the value of its total assets at the time of purchase to be invested in the securities of one or more issuers conducting their principal business activities in the same industry, provided that (a) there is no limitation with respect to obligations issued or guaranteed by the U.S. Government, any state, territory or possession of the United States, the District of Columbia or any of their authorities, agencies, instrumentalities or political subdivisions, domestic bank obligations for the Money Market Fund, and repurchase agreements secured by such instruments, (b) wholly-owned finance companies will be considered to be in the industries of their parents if their activities are primarily related to financing the activities of the parents, (c) utilities will be divided according to their services, for example, gas, gas transmission, electric and gas, electric and telephone will each be considered a separate industry, and
(d) personal credit and business credit businesses will be considered separate industries.
 2. Make loans, except that it may purchase and hold debt instruments and enter into repurchase agreements in accordance with its investment objective and policies and may lend portfolio securities in an amount not exceeding one-third of its total assets.
 3. Borrow money, issue senior securities or mortgage, pledge or hypothecate its assets except to the extent permitted under the 1940 Act.
 The Diversified Funds and the Money Market Fund may not purchase securities of any one issuer (other than securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities) if, immediately after such purchase, more than 5% of the value of its total assets would be invested in the securities of such issuer, or more than 10% of the issuer's outstanding voting securities would be owned by it, except that up to 25% of the value of its total assets may be invested without regard to these limitations.
 Each Asset Allocation Fund will look through to its pro rata portion of the Underlying Funds' portfolio investments to determine consistency with its fundamental policies on diversification and concentration.
 Generally, if a percentage limitation is satisfied at the time of investment, a later increase or decrease in such percentage resulting from a change in the value of a Fund's portfolio securities will not constitute a violation of such limitation for purposes of the 1940 Act.

RISK FACTORS
GENERAL
Before selecting a Fund in which to invest, the investor should assess the risks associated with the types of investments made by the Fund. Investors should consider a Fund as a supplement to an overall investment program and should invest only if they are willing to accept the risks involved. The following should be read in conjunction with "Supplemental Information" beginning on page A-1 of this Prospectus and the Statement of Additional Information.

EQUITY SECURITIES
(Asset Allocation, Equity and High Yield Bond Funds only) Securities of smaller companies may be subject to more abrupt or erratic market movements than larger, more established companies because they typically are traded in lower volume and their issuers typically are subject to a greater degree to changes in earnings and prospects.

DEBT SECURITIES
(All Funds and the Money Market Fund) Investors should be aware that even though interest-bearing securities are investments which promise a stable stream of income, the prices of such securities generally are inversely affected by changes in interest rates and, therefore, are subject to the risk of market price fluctuations. The values of Debt Securities also may be affected by changes in the credit rating or financial condition of the issuing entities. Many corporate debt obligations, including many lower-rated Debt Securities, permit the issuers to call the security and thereby redeem their obligations earlier than the stated maturity dates. Issuers are more likely to call Debt Securities during periods of declining interest rates. In these cases, a Fund would likely be required to reinvest the proceeds at lower interest rates, thus reducing income to the Fund.

MUNICIPAL OBLIGATIONS
(Asset Allocation, Bond and the Municipal Bond Funds only) Investors should be aware that when a Fund's assets are concentrated in obligations payable from revenues of similar projects or issued by issuers located in the same state, or in industrial development bonds, the Fund will be subject to the particular risks relating to such securities (including legal and economic

36  Pegasus Funds
conditions) to a greater extent than if its assets were not so concentrated.
 Payment on Municipal Obligations held by the Funds relating to certain projects may be secured by mortgages or deeds of trust. In the event of a default, enforcement of a mortgage or deed of trust will be subject to statutory enforcement procedures and limitations on obtaining deficiency judgments. Moreover, collection of proceeds from a foreclosure may be delayed and the amount of the proceeds received may not be enough to pay the principal or accrued interest on the defaulted Municipal Obligations.

LOWER-RATED SECURITIES
(Asset Allocation, Equity, International Bond and High Yield Bond Funds only) Investors should carefully consider the relative risks of investing in the higher yielding (and, therefore, higher risk) debt securities rated below investment grade by Moody's, S&P, Fitch or Duff (commonly known as junk bonds). Each Equity Fund is permitted to invest up to 5% of its net assets in lower-rated convertible securities. The International Bond Fund may invest up to 35% of its net assets in debt securities rated as low as B by Moody's, S&P, Fitch and Duff and unrated debt securities deemed by the Investment Adviser to be comparable in quality at the time of purchase to instruments that are so rated. The High Yield Bond Fund will invest primarily in debt securities rated Baa or lower by Moody's or BBB or lower by S&P, Fitch or Duff and unrated securities deemed by the Sub-Adviser to be comparable in quality at the time of purchase to instruments that are so rated. There is no minimal acceptable rating for a security to be purchased or held by the High Yield Bond Fund, and the Fund may, from time to time, purchase or hold securities rated in the lowest rating category or securities in default.
 Lower-rated securities will usually offer higher yields than investment grade securities. However, there is more risk associated with these investments because of reduced creditworthiness and increased risk of default. The market values of certain lower-rated debt securities tend to reflect specific developments with respect to the issuer to a greater extent than do higher rated securities, which react primarily to fluctuations in the general level of interest rates, and tend to be more sensitive to economic conditions than are higher rated securities. Issuers of such debt securities often are highly leveraged and may not have available to them more traditional methods of financing.
 Securities rated below investment grade generally are subject to certain risks with respect to the issuing entity and to greater market fluctuations than certain lower yielding, higher rated Debt Securities. Securities rated below BBB by S&P, Fitch or Duff or Baa by Moody's are regarded as predominantly speculative; their future cannot be considered as well assured and often the protection of interest and principal payments may be very moderate and may face major ongoing uncertainties or exposure to adverse business, financial or economic conditions which could lead to inadequate capacity to meet timely interest and principal payments. Factors adversely affecting the market price and yield of lower-rated debt securities, including a Fund's ability to sell such securities in a market that may be less liquid than the market for higher rated securities, will adversely affect the Fund's net asset value. In addition, the retail secondary market for these securities may be less liquid than that for higher rated securities; adverse conditions could make it difficult at times for a Fund to sell certain securities or could result in lower prices than those used in calculating its net asset value.
 The Investment Adviser or Sub-Adviser will continually evaluate lower-rated securities and the ability of their issuers to pay interest and principal. A Fund's ability to achieve its investment objective may be more dependent on the Investment Adviser's and Sub-Adviser's credit analysis than might be the case for a fund that invested in higher rated securities. See "Supplemental Information--Risks Related to Lower-rated Securities," "Debt Ratings" and the Appendix in the Statement of Additional Information for a general description of securities ratings.

FOREIGN SECURITIES
(Asset Allocation, Equity and Bond Funds and the Money Market Fund) Foreign securities markets, especially those of developing countries, generally are not as developed or efficient as those in the United States. Investment in securities of foreign issuers, whether made directly or indirectly, involves inherent risks, such as political or economic instability of the issuer or the country of issue, the difficulty of predicting international trade patterns, changes in exchange rates of foreign currencies, the possibility of adverse changes in investment or exchange control regulations. In addition, foreign securities may be less liquid and more volatile than securities of comparable U.S. issuers.
 Developing countries have economic structures that are generally less diverse and mature, and political systems that are less stable, than those of developed countries. The markets of developing countries may be more volatile than the markets of more mature economies.

FOREIGN CURRENCY AND FOREIGN COMMODITY TRANSACTIONS
(Asset Allocation, International Equity, International Bond and High Yield Bond Funds only) Currency exchange rates may fluctuate significantly over short periods of time. They generally are determined by the forces of supply and demand in the foreign exchange

                                                                Pegasus Funds 37
markets and the relative merits of investments in different countries, actual or perceived changes in interest rates and other complex factors, as seen from an international perspective. Currency exchange rates also can be affected unpredictably by intervention by U.S. or foreign governments or central banks, or the failure to intervene, or by currency controls or political developments in the United States or abroad.
 The foreign currency market offers less protection against defaults in the forward trading of currencies than is available when trading currencies on an exchange. Since a forward currency contract is not guaranteed by an exchange or clearinghouse, a default on the contract would deprive a fund of unrealized profits or force it to cover its commitments for purchase or resale, if any, at the current market price.
 Unlike trading on domestic commodity exchanges, trading on foreign commodity exchanges is not regulated by the Commodity Futures Trading Commission (the "CFTC") and may be subject to greater risks than trading on domestic exchanges. For example, some foreign exchanges are principal markets so that no common clearing facility exists and an investor may look only to the broker for performance of the contract. In addition, any profits that a Fund might realize in trading could be eliminated by adverse changes in the exchange rate, or a Fund could incur losses as a result of those changes. Transactions on foreign exchanges may include both commodities which are traded on domestic exchanges and those which are not.

MORTGAGE-RELATED SECURITIES
(Asset Allocation and Bond Funds only) No assurance can be given as to the liquidity of the market for certain mortgage-backed securities, such as collateralized mortgage obligations and stripped mortgage-backed securities. Determination as to the liquidity of interest-only and principal-only fixed mortgage-backed securities issued by the U.S. Government or its agencies and instrumentalities will be made in accordance with guidelines established by the Board. Mortgage-related securities may be considered a derivative instrument.

DERIVATIVE INSTRUMENTS
Each Fund and the Money Market Fund may purchase certain "derivative instruments" in accordance with their respective investment objectives and policies. Derivative instruments are instruments that derive value from the performance of underlying assets, interest or currency exchange rates, or indices, and include, but are not limited to, futures contracts, options, forward currency contracts and structured debt obligations (including collateralized mortgage obligations and other types of asset backed securities, "stripped" securities and various floating rate instruments, including inverse floaters).
 Derivative instruments present, to varying degrees, market risk that the performance of the underlying assets, exchange rates or indices will decline; credit risk that the dealer or other counterparty to the transaction will fail to pay its obligations; volatility and leveraging risk that, if interest or exchange rates change adversely, the value of the derivative instrument will decline more than the assets, rates or indices on which it is based; liquidity risk that a Fund or the Money Market Fund will be unable to sell a derivative instrument when it wants because of lack of market depth or market disruption; pricing risk that the value of a derivative instrument (such as an option) will not correlate exactly to the value of the underlying assets, rates or indices on which it is based; and operations risk that loss will occur as a result of inadequate systems and controls, human error or otherwise. Some derivative instruments are more complex than others, and for those instruments that have been developed recently, data are lacking regarding their actual performance over complete market cycles.

SPECIAL RISK CONSIDERATIONS APPLICABLE TO THE ASSET ALLOCATION FUNDS
An investment in a mutual fund involves risk and, although the Asset Allocation Funds will ultimately be substantially invested in the Underlying Funds, such investment will not eliminate investment risk. Investing in the Underlying Funds through the Asset Allocation Funds also involves certain additional expenses and tax considerations that would not be present in a direct investment in the Underlying Funds. From time to time, the Underlying Funds may experience relatively large purchases or redemptions due to asset allocation decisions made by the Investment Adviser for its clients, including the Asset Allocation Funds. These transactions may have a material effect on the Underlying Funds because Underlying Funds that experience redemptions as a result of reallocations may have to sell portfolio securities and because the Underlying Funds that receive additional cash will have to invest it. While it is impossible to predict the overall impact of these transactions over time, there could be adverse effects on portfolio management to the extent that the Underlying Funds may be required to sell securities at times when they would not otherwise do so, or receive cash that cannot be invested in an expeditious manner. There may be tax consequences associated with the purchase and sale of securities and such sales may also increase transaction costs. The Investment Adviser is committed to minimizing the impact of these transactions on the Underlying Funds to the extent it is consistent with pursuing the investment objectives of the Asset Allocation Funds. The Investment Adviser will monitor the impact of asset allocation decisions on the Underlying Funds and, where practicable, an Asset Allocation Fund will, at any

38  Pegasus Funds
one time, only redeem shares of any particular Underlying Fund to reduce its allocation to that Underlying Fund in increments of up to 5% (e.g. from 20% to 15%), except where such redemptions are to meet Fund shareholder redemption requests. The Investment Adviser will nevertheless face conflicts in fulfilling its responsibilities because of the possible differences between the interests of its asset allocation clients (including shareholders of the Asset Allocation Funds) and the interests of the Underlying Funds. Further information on the investment policies and objectives of the Underlying Funds can be found in "Supplemental Information" and the Statement of Additional Information.

SPECIAL RISK CONSIDERATIONS APPLICABLE TO THE MICHIGAN MUNICIPAL BOND FUND
The Michigan Municipal Bond Fund will under normal market conditions consist of Michigan Municipal Obligations to the extent of 65% or more of its total assets. This concentration in securities issued by governmental units of a single state exposes the Fund to risk of loss greater than that of a more diversified fund holding securities issued by governmental units of different states and different regions of the country.
 Moreover, the economy of the State of Michigan is heavily dependent upon the automobile manufacturing industry, a highly cyclical industry. This factor affects the revenue streams of the State of Michigan and its political subdivisions because it impacts on tax sources, particularly sales taxes, income taxes and Michigan single business taxes.
 In 1993 and 1994, Michigan adopted complex statutory and constitutional changes which, among several other changes in tax methods and rates, have the effect of imposing limits on annual assessment increases and of transferring a significant part of the operating cost of public education from locally based property tax sources to state based sources, including increased sales tax. These changes will affect state and local revenues of Michigan governmental units in future years in differing ways, not all of which can be presently known with certainty.

OTHER INVESTMENT CONSIDERATIONS
The classification of the Municipal Bond Funds and the International Equity and International Bond Funds as "non-diversified" investment companies means that the proportion of their assets that may be invested in the securities of a single issuer is not limited by the 1940 Act. A "diversified" investment company is required by the 1940 Act generally, with respect to 75% of its total assets, to invest not more than 5% of such assets in the securities of a single issuer and to hold not more than 10% of the voting securities of any single issuer. Each Non-Diversified Fund, however, intends to conduct its operations so as to qualify as a "regulated investment company" for purposes of the Internal Revenue Code of 1986, as amended (the "Code"). The Code requires that, at the end of each quarter of a fund's taxable year, (i) at least 50% of the market value of its total assets be invested in cash, U.S. Government securities, securities of other regulated investment companies and other securities, with such other securities of any one issuer limited for the purposes of this calculation to an amount not greater than 5% of the value of the fund's total assets and 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of its total assets be invested in the securities of any one issuer (other than U.S. Government securities or the securities of other regulated investment companies). Since a relatively high percentage of a Non-Diversified Fund's assets may be invested in the securities of a limited number of issuers, some of which may be within the same industry or economic sector, its portfolio securities may be more susceptible to any single economic, political or regulatory occurrence than the portfolio securities of a diversified investment company.

How to Buy Shares

GENERAL INFORMATION
DESCRIPTION OF CLASSES
This Prospectus offers investors three Classes of shares of each Fund for investment, Class A, Class B and Class I shares, each of which represents an identical pro rata interest in a Fund's investment portfolio. Class A shares and Class B shares are offered to any investor. Orders for purchases of Class I shares, however, may be placed only for certain eligible investors as described below. An investor who is not eligible to purchase Class I shares may choose either Class A or Class B shares based on which class best suits the investor's needs, given the offering price, the length of time the investor expects to hold the shares and any other relevant circumstances.

 Class A shares are sold at net asset value per share plus an initial sales charge imposed at the time of purchase. The initial sales charge may be reduced or waived for certain purchases. The Market Expansion Index Fund also imposes a transaction fee, as described below under "Transaction Fee Imposed on Share Purchases." Class A shares of each Fund are subject to a shareholder servicing fee. Class B shares are sold at net asset value per share with no initial sales charge at the time of purchase; as a result, the entire purchase price is immediately invested in the Fund (except for the Market Expansion Index Fund which imposes a transaction fee). Class B shares may be subject to a CDSC, as described under "How To Redeem Shares" below, and are subject to a distribution fee and
                                                             Pegasus Funds 39
shareholder servicing fee. See "Distribution and Shareholder Services Plans."
 Class A and Class B shares are offered to the general public and may be purchased through a number of institutions, including NBD, FCNIMCO, FNBC, ANB and their affiliates, other Service Agents, and directly through the Distributor.

 Class I shares of all Funds (other than the Market Expansion Index Fund which imposes a transaction fee) are sold at net asset value with no sales charge and are sold exclusively to the following investors: (1) qualified trust, custody and/or agency account clients of FNBC, NBD or their affiliates, including defined benefit retirement plans for which FNBC, NBD or their affiliates act as investment manager, but excluding other retirement, 401(k), employee benefit and profit sharing plans ("Fiduciary Accounts"); (2) qualified retirement, profit sharing, 401(k) or other employee benefit plans with plan assets of at least $100 million invested in shares of the Funds or other investment companies or accounts advised by FNBC, NBD, ANB or FCNIMCO ("Eligible Retirement Plans"); (3) broker-dealers, registered investment advisers and other financial institutions purchasing a minimum of $1 million, which have entered into an agreement with a "mutual fund supermarket" or with the Distributor, which includes the requirement that such shares be purchased for the benefit of clients participating in a "wrap account" or similar program under which such clients pay a fee ("Eligible Financial Intermediaries"); and
(4) the Asset Allocation Funds. Class I shares are not subject to an annual service fee or distribution fee. Such financial institutions may require different minimum initial charges, restrictions or cut-off times different from those applicable to investors that invest in the Trust directly.
 Class B shares will receive lower per share dividends and at any given time the performance of Class B should be expected to be lower than for shares of each other Class because of the higher expenses borne by Class B. Similarly, Class A shares will receive lower per share dividends, and the performance of Class A should be expected to be lower, than Class I shares because of the higher expenses borne by Class A.
 An investor who is not eligible to purchase Class I shares should consider whether, during the anticipated life of the investor's investment in a Fund, the accumulated distribution fee and CDSC on Class B shares prior to conversion would be less than the initial sales charge, if any, on Class A shares purchased at the same time, and to what extent, if any, such differential would be offset by the return of Class A. Additionally, investors qualifying for reduced initial sales charges who expect to maintain their investment for an extended period of time might consider purchasing Class A shares because the accumulated continuing distribution fees on Class B shares may exceed the initial sales charge on Class A shares during the life of the investment.

INFORMATION APPLICABLE TO ALL PURCHASERS
When purchasing Fund shares, an investor must specify the Class of shares being purchased. If no Class of shares is specified, Class A shares will be purchased.
 The minimum initial investment for each Class is $1,000, except for Eligible Financial Intermediaries purchasing Class I shares, for which the minimum initial investment is $1 million. However, for IRAs and other retirement plans, the minimum initial purchase is $250. All subsequent investments must be at least $100. The initial investment must be accompanied by the Account Application. The Investment Adviser and Service Agents may impose initial or subsequent investment minimums which are higher or lower than those specified above and may impose different minimums for different types of accounts or purchase arrangements. The Trust reserves the right to reject any purchase order.
 If an order is received by the Transfer Agent or certain authorized broker-dealers or designated intermediaries by the close of trading on the floor of the New York Stock Exchange (the "Exchange"), or at the Early Closing Time (as defined below), on any Business Day (as defined below), shares will be purchased at the public offering price determined as of the close of trading on the floor of the Exchange (currently 4:00 p.m., Eastern time) or as of the Early Closing Time on that day. Otherwise, shares will be purchased at the public offering price determined as of the close of trading on the floor of the Exchange or as of the Early Closing Time on the next Business Day.
 The Trust has authorized certain broker-dealers to accept on its behalf purchase orders made through a "mutual fund supermarket." Such authorized broker-dealers may designate other intermediaries to accept purchase orders on behalf of the Trust.
 Federal regulations require that an investor provide a certified Taxpayer Identification Number ("TIN") upon opening or reopening an account. See the Statement of Additional Information for information concerning this requirement. Failure to furnish a certified TIN to the Trust could subject an investor to a $50 penalty imposed by the Internal Revenue Service (the "IRS"), and could subject the investor to backup withholding.
 Shares may also be paid for by wiring federal funds to NBD Bank, ABA 072000326, for the account of Pegasus Funds, deposit to FDIS Cashbook Account number 79512, and identifying the customer name and account number. Before wiring payment, customers must notify the Trust at 1-800-688-3350 of the dollar amount of the purchase. Notification must be given before the respective closing time of the fund to be purchased.

 40 Pegasus Funds

 Share certificates will not be issued. It is not recommended that the Municipal Bond Funds be used as vehicles for Keogh, IRA or other qualified retirement plans.

NET ASSET VALUE

As to each Fund, net asset value per share of each Class is computed by dividing the value of the Fund's net assets represented by such Class (i.e., the value of its assets less liabilities) by the total number of shares of such Class outstanding. The assets of each Asset Allocation Fund will consist primarily of shares of the Underlying Funds, which are valued at their respective net asset values.

 Shares for each Fund are sold on a continuous basis at the public offering price (i.e., net asset value plus the applicable sales load and transaction fee, if any, as set forth below). Net asset value per share of the Funds is determined as of the close of trading on the floor of the Exchange (currently 4:00 p.m., New York time), on each day the New York Stock Exchange is open for business (the "Business Days") except: (i) those holidays which the Exchange observes (currently New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day); and (ii) those Business Days on which the Exchange closes prior to the close of its regular trading hours ("Early Closing Time") in which event the net asset value of each Fund will be determined and its shares will be priced as of such Early Closing Time.
 Shares of the Underlying Funds held by the Asset Allocation Funds are valued by the Asset Allocation Funds at their respective net asset values. Securities held by the Funds which are traded on a recognized U.S. stock exchange are valued at the last sale price on the national securities market. Securities which are primarily traded on foreign securities exchanges are generally valued at the latest closing price on their respective exchanges, except when an occurrence subsequent to the time a value was established is likely to have changed such value, in which case the fair value of those securities will be determined through consideration of other factors by the Investment Adviser under the supervision of the Board of Trustees. Securities, whether U.S. or foreign, traded on only over-the-counter markets and securities for which there were no transactions are valued at the average of the current bid and asked prices. Debt Securities are valued according to the broadest and most representative market, which ordinarily will be the over-the-counter markets, whether in the United States or in foreign countries. Such securities are valued at the average of the current bid and asked prices. Securities (other than shares of the Underlying Funds) for which accurate market quotations are not readily available, and other assets are valued at fair value by the Investment Adviser under the supervision of the Board of Trustees. Securities (other than shares of the Underlying Funds) may be valued on the basis of prices provided by independent pricing services when the Investment Adviser believes such prices reflect the fair market value of such securities. The prices provided by pricing services take into account institutional size trading in similar groups of securities and any developments related to specific securities. For valuation purposes, the value of assets and liabilities expressed in foreign currencies will be converted to U.S. dollars equivalent at the prevailing market rate on the day of valuation. Open futures contracts will be "marked-to-market."

CLASS A SHARES
Class A shares of each Fund are subject to an annual service fee at the rate of up to 0.25% of the value of the average daily net assets of Class A. See "Distribution Plan" and "Shareholder Services Plan." Class A shares held by investors who after purchasing Class A shares establish a Fiduciary Account will convert to Class I shares upon depositing such shares into such Account, based on the relative net asset values for shares of each such Class.

 The public offering price for Class A shares of each Fund (other than the Market Expansion Index Fund) is the net asset value per share plus a sales load as shown below. The Market Expansion Index Fund also imposes a transaction fee on purchases of its shares. See "Transaction Fee Imposed on Share Purchases."

ASSET ALLOCATION FUNDS AND EQUITY FUNDS

(OTHER THAN THE EQUITY INDEX AND MARKET EXPANSION INDEX FUNDS)
--------------------------------------------------------------------------------

                                         TOTAL SALES LOAD
                                      -------------------------------      DEALERS'
                                      AS A % OF         AS A % OF         REALLOWANCE
                                      OFFERING          NET ASSET          AS A % OF
                                        PRICE           VALUE PER          OFFERING
AMOUNT OF TRANSACTION                 PER SHARE           SHARE              PRICE
-------------------------------------------------------------------------------------
Less than $50,000                        5.00             5.26               4.50
$50,000 to less than $100,000            4.50             4.71               4.00
$100,000 to less than $250,000           3.50             3.63               3.00
$250,000 to less than $500,000           2.50             2.56               2.00
$500,000 to less than $1,000,000         2.00             2.04               1.75
$1,000,000 and above                    none*             none               none

BOND, INTERNATIONAL BOND, HIGH YIELD BOND, MUNICIPAL
BOND AND MICHIGAN MUNICIPAL BOND FUNDS
--------------------------------------------------------------------------------

                                         TOTAL SALES LOAD
                                      -------------------------------      DEALERS'
                                      AS A % OF         AS A % OF         REALLOWANCE
                                      OFFERING          NET ASSET          AS A % OF
                                        PRICE           VALUE PER          OFFERING
AMOUNT OF TRANSACTION                 PER SHARE           SHARE              PRICE
-------------------------------------------------------------------------------------
Less than $50,000                        4.50             4.71               4.00
$50,000 to less than $100,000            4.00             4.17               3.50
$100,000 to less than $250,000           3.00             3.09               2.50
$250,000 to less than $500,000           2.00             2.04               1.50
$500,000 to less than $1,000,000         1.50             1.52               1.25
$1,000,000 and above                    none*             none               none

                                                                Pegasus Funds 41

EQUITY INDEX, MARKET EXPANSION INDEX, MULTI SECTOR BOND, INTERMEDIATE BOND AND INTERMEDIATE MUNICIPAL BOND FUNDS
--------------------------------------------------------------------------------

                                         TOTAL SALES LOAD
                                      -------------------------------      DEALERS'
                                      AS A % OF         AS A % OF         REALLOWANCE
                                      OFFERING          NET ASSET          AS A % OF
                                        PRICE           VALUE PER          OFFERING
AMOUNT OF TRANSACTION                 PER SHARE           SHARE              PRICE
-------------------------------------------------------------------------------------
Less than $50,000                        3.00             3.09               2.75
$50,000 to less than $100,000            2.50             2.56               2.25
$100,000 to less than $250,000           2.00             2.04               1.75
$250,000 to less than $500,000           1.50             1.52               1.25
$500,000 to less than $1,000,000         1.00             1.01               0.75
$1,000,000 and above                    none*             none               none

SHORT BOND AND SHORT MUNICIPAL BOND FUNDS
--------------------------------------------------------------------------------

                                       TOTAL SALES LOAD
                                    -------------------------------      DEALERS'
                                    AS A % OF         AS A % OF         REALLOWANCE
                                    OFFERING          NET ASSET          AS A % OF
                                      PRICE           VALUE PER          OFFERING
AMOUNT OF TRANSACTION               PER SHARE           SHARE              PRICE
-----------------------------------------------------------------------------------
Less than $1,000,000                   1.00             1.01               0.75
$1,000,000 and above                  none*             none               none

* A contingent deferred sales charge of up to 1.00% may be assessed on certain redemptions of Class A shares purchased without an initial sales charge as part of an investment of $1 million or more.

 With respect to purchases of $1,000,000 or more of Class A shares or other purchases of Class A shares made at net asset value (as described below) of each Fund made through Service Agents, the Distributor may pay such Service Agents from its own funds, with respect to the Asset Allocation and Equity Funds (other than the Equity Index and Market Expansion Index Funds) and the Bond, International Bond, High Yield Bond, Municipal Bond and Michigan Municipal Bond Funds, a fee of 1.00% for each Fund for the first $2 million of the amount invested, 0.80% of the next $1 million and 0.50% thereafter and, with respect to the Equity Index, Market Expansion Index, Short Bond, Short Municipal Bond, Multi Sector Bond, Intermediate Bond and Intermediate Municipal Bond Funds, a fee of 0.75% on the first $3 million of the amount invested and 0.50% thereafter, to compensate Service Agents for their distribution assistance in connection with such purchases. In addition, at its expense, the Distributor may provide additional compensation and promotional incentives to dealers in connection with the sales of shares of the Funds. Such compensation will include financial assistance to dealers in connection with conferences, sales or training programs for their employees, seminars for the public, advertising campaigns regarding one or more of the Funds, and/or other special events sponsored by dealers. In some instances, this compensation will be made available only to certain dealers whose representatives have sold a significant amount of Shares. Compensation may also include payment for travel expenses, including lodging, incurred in connection with trips taken by invited registered representatives and members of their families to locations within or outside of the United States for meetings or seminars of a business nature. Compensation will also include the following types of non-cash compensation offered through sales contests: (1) trips, including the provision of travel arrangements and lodging at vacation resorts, (2) tickets for entertainment events (such as concerts, cruises, and sporting events) and (3) merchandise (such as clothing, trophies, clocks, and pens). Dealers may not use sales of shares to qualify for this compensation to the extent this may be prohibited by the laws of any self-regulatory agency, such as the NASD. None of the aforementioned will be paid for by the Funds or their shareholders.

 Full-time employees of NASD member firms which have entered into an agreement with the Distributor pertaining to the sale of Fund shares (or which otherwise have a brokerage-related or clearing arrangement with an NASD member firm with respect to sales of Fund shares), their spouses and minor children, and accounts opened by a bank, trust company or thrift institution, acting as a fiduciary or custodian, for accounts other than 401(k) and other defined contribution or other retirement plan accounts, may purchase Class A shares for themselves or itself, as the case may be, without a sales load, provided that they have furnished the Distributor appropriate notification of such status at the time of the investment and such other information as it may request from time to time in order to verify eligibility for this privilege. In addition, Class A shares may be purchased without a sales load for accounts registered under the Uniform Gifts to Minors Act or Uniform Transfers to Minors Act which are opened through FCNIS and 401(k) and other defined contribution or other retirement plan accounts for which FNBC or its subsidiaries or affiliates have served as custodian or trustee since at least June 1, 1995 or NBD or its subsidiaries or affiliates, other than FNBC or ANB, have served as administrator or trustee since January 1, 1996. Class A shares are also offered without a sales load to directors and full-time or part-time employees of FCN, or any of its affiliates and subsidiaries, retired employees of FCN, or any of its affiliates and subsidiaries, Board members of a fund advised by the Investment Adviser, including members of the Trust's Board of Trustees, or the spouses, children, grandchildren, siblings, parents, grandparents and in-laws of any of the foregoing individuals.

 Class A shares may be purchased without a sales load through certain broker-dealers, registered investment advisers and other financial institutions which have entered into an agreement with a "mutual fund supermarket" or with the Distributor, which includes a requirement that such shares be purchased for the benefit of clients participating in a "wrap account" or a similar program under which such clients pay a fee to such broker-dealer, registered investment adviser or other financial institution. The Investment Adviser may

42 Pegasus Funds
pay a fee of up to 1.5% of the amount invested by a participant in its Investment Architect Account or any other wrap account to FCNIS, FNBC or other parties.

 Class A shares also may be purchased without a sales load with the proceeds from the redemption of shares of an investment company sold with a sales charge or commission or annuity contract or guaranteed investment contract subject to a surrender charge. This also includes shares of an investment company that were or would be subject to a contingent deferred sales charge upon redemption. The purchase must be made within 60 days of the redemption, and the Transfer Agent must be notified in writing by the investor at the time the purchase is made.

 Class A shares also will be offered without a sales load to employees participating in accounts such as retirement, 401(k), profit sharing and other employee benefit plan or program accounts where (i) the employers or affiliated employers maintaining such plans or programs have a minimum of 200 employees eligible for participation in such plans or programs or (ii) such plan's or program's assets exceed $1,000,000 ("Eligible Benefit Plans").

 If an individual is a participant in a qualified retirement, profit sharing, 401(k) or other employee benefit plan which, is eligible to purchase Class A shares or Class I shares without a sales load and rolls Fund shares into a qualified IRA, then that IRA may purchase Class A shares without a sales load.

 Current shareholders of the Equity Index Fund who owned shares of the Fund prior to August 26, 1996 and have held all or a portion of such shares thereafter, are also entitled to purchase shares of the Equity Index Fund without a sales load.
 In order to qualify for any of the sales load exemptions indicated above, at the time of purchase an investor must notify the Transfer Agent of the sales load exemption. The sales load exemption is subject to verification by the Transfer Agent through a check of appropriate records. If necessary, the Transfer Agent may request additional supporting documentation from the investor.

 If an investor purchases Class A shares without an initial sales charge as part of an investment of at least $1,000,000 or another method described above and redeems those shares within a certain period after purchase, a CDSC will be imposed at the time of redemption as described below unless the investor qualifies for a waiver of the CDSC as described below under "Class B Shares -- Waiver of CDSC." The terms set forth under "How to Redeem Shares -- Class B -- Contingent Deferred Sales Charge" (other than the amount of the CDSC and its time periods) are applicable to the Class A shares subject to a CDSC. The following table sets forth the rates of such CDSC for each Fund other than the Short Bond and Short Municipal Bond Funds for the indicated time periods:

CDSC AS A % OF
AMOUNT INVESTED OR                                         YEAR SINCE PURCHASE
REDEMPTION PROCEEDS                                         PAYMENT WAS MADE
------------------------------------------------------------------------------
   1.00%                                                         First
------------------------------------------------------------------------------
   0.50%                                                         Second

--------------------------------------------------------------------------------

 The following table sets forth the rates of such CDSC for the Short Bond and Short Municipal Bonds Funds for the indicated time periods:

 CDSC AS A % OF
 AMOUNT INVESTED OR                                        YEAR SINCE PURCHASE
 REDEMPTION PROCEEDS                                        PAYMENT WAS MADE
------------------------------------------------------------------------------
    1.00%                                                        First
------------------------------------------------------------------------------
    None                                                         Second

--------------------------------------------------------------------------------

RIGHT OF ACCUMULATION -- CLASS A SHARES
Reduced sales loads apply to any purchase of Class A shares where the dollar amount of shares being purchased, plus the value of shares of such Fund, shares of other Funds and shares of certain other investment companies advised by the Investment Adviser purchased with a sales load or acquired by a previous exchange of shares purchased with a sales load (hereinafter referred to as "Eligible Funds") held by an investor and any related "purchaser" as defined in the Statement of Additional Information, is $50,000 or more. If, for example, an investor previously purchased and still holds Class A shares of the Equity Income Fund, or of any other Eligible Fund or combination of Eligible Funds, with an aggregate current market value of $40,000 and subsequently purchases Class A shares of such Fund or an Eligible Fund having a current value of $20,000, the sales load applicable to the subsequent purchase would be reduced to 4.50% of the offering price (4.71% of the net asset value). All present holdings of Eligible Funds may be combined to determine the current offering price of the aggregate investment in ascertaining the sales load applicable to each subsequent purchase.
 To qualify for reduced sales loads, at the time of a purchase an investor must notify the Transfer Agent. The reduced sales load is subject to confirmation of the investor's holdings through a check of appropriate records.

CLASS B SHARES
The Distributor will compensate certain Service Agents for selling Class B shares at the time of purchase from its own assets. Proceeds of the CDSC and distribution fees payable to the Distributor, in part, will be used to defray these expenses.

CLASS I SHARES
Class I shares held by investors who after purchasing Class I shares for their Fiduciary Accounts withdraw from such Accounts will convert to Class A shares upon such withdrawal, based on the relative net asset values

                                                               Pegasus Funds 43
for shares of each such Class, and will be subject to the annual service fee charged to Class A shares.

Shareholder Services

The Exchange Privilege is available to shareholders of any Class. The Letter of Intent is available only for Class A shareholders, and the Automatic Investment Plan and Reinstatement Privilege are available only for Class A and Class B shareholders. Such services and privileges may not be available to clients of certain Service Agents and some Service Agents may impose conditions on their clients which are different from those described in this Prospectus. Each investor should consult his or her Service Agent in this regard.

EXCHANGE PRIVILEGE
The Exchange Privilege enables an investor in Class A and Class B shares to purchase, in exchange for shares of a Fund which have been owned for at least 30 days, shares of the same Class of the other Funds or the other investment portfolios of the Trust. This privilege may be expanded to permit exchanges between a Fund and other funds that, in the future, may be advised by the Investment Adviser. Exchanges may be made to the extent the shares being received in the exchange are offered for sale in the shareholder's state of residence.
 Shares of the same Class of Funds and other investment portfolios of the Trust purchased by exchange will be purchased on the basis of relative net asset value per share as follows:
 A. Shares of Funds purchased with or without a sales load may be exchanged without a sales load for shares of other Funds and investment portfolios of the Trust sold without a sales load.
 B. Shares of Funds purchased without a sales load may be exchanged for shares of other Funds and investment portfolios of the Trust sold with a sales load, and the applicable sales load will be deducted.
 C. Shares of Funds purchased with a sales load, shares of Funds acquired by a previous exchange from shares purchased with a sales load and additional shares acquired through reinvestment of dividends or distributions of any such Funds (collectively referred to herein as "Purchased Shares") may be exchanged for shares of other Funds sold with a sales load (referred to herein as "Offered Shares"), provided that, if the sales load applicable to the Offered Shares exceeds the maximum sales load that could have been imposed in connection with the Purchased Shares (at the time the Purchased Shares were acquired), without giving effect to any reduced loads, the difference will be deducted. To accomplish such an exchange, shareholders must notify the Transfer Agent of their prior ownership of Fund shares and their account number.
 D. Shares of Funds subject to a CDSC that are exchanged for shares of another Fund or of the Trust's Money Market Fund will be subject to the higher applicable CDSC of the two funds, and for purposes of calculating CDSC rates and conversion periods, if any, will be deemed to have been held since the date the shares being exchanged were initially purchased.
 E. A qualified or non-qualified employee benefit plan with assets of at least $1 million or 200 eligible participants may be exchanged from Class B shares to Class A shares on or after January 1 of the year following the year of the plan's eligibility, provided that the sponsor of the plan has so notified the Service Agent of its eligibility and in turn, the Service Agent has notified the Transfer Agent of such eligibility.

 No fees currently are charged shareholders directly in connection with exchanges although the Trust reserves the right, upon not less than 60 days' written notice, to charge shareholders a nominal fee in accordance with rules promulgated by the SEC. The Trust reserves the right to reject any exchange request in whole or in part. The Exchange Privilege may be modified or terminated at any time upon notice to shareholders. Exchanges made into the Market Expansion Index Fund will be charged a transaction fee applicable to purchases of such Fund.
 The exchange of shares of one Fund for shares of another is treated for federal income tax purposes as a sale and, therefore, an exchanging shareholder may realize a taxable gain or loss. See "Taxes--Federal."

LETTER OF INTENT -- CLASS A SHARES
By signing a Letter of Intent form, available from the Transfer Agent, the Investment Adviser, certain of its affiliates or certain Service Agents, an investor becomes eligible for the reduced sales load applicable to the total number of Eligible Fund shares purchased in a 13-month period up to the amount of the signed Letter of Intent (beginning up to 30 days before the date of execution of the Letter of Intent), pursuant to the terms and conditions set forth in the Letter of Intent. A minimum initial purchase of $10,000 is required. To compute the applicable sales load, the offering price of shares the investor holds (on the date of submission of the Letter of Intent) in any Eligible Fund that may be used toward "Right of Accumulation" benefits described above may be used as a credit toward completion of the Letter of Intent. However, the reduced sales load will be applied only to new purchases.
 The Transfer Agent will hold in escrow 5% of the amount indicated in the Letter of Intent for payment of a higher sales load if the investor does not purchase the full amount indicated in the Letter of Intent. The escrow will be released when the investor fulfills the terms of the Letter of Intent by purchasing the specified amount. Assuming completion of the total minimum investment specified under a Letter of Intent, an

44  Pegasus Funds
adjustment will be made to reflect any reduced sales load applicable to shares purchased during the 30-day period before submission of the Letter of Intent. If total purchases are less than the amount specified, the investor will be notified that a deduction from escrow to cover the difference between the sales load actually paid and the sales load applicable to the aggregate purchases actually made will be assessed. Signing a Letter of Intent does not bind the investor to purchase, or the Trust to sell, the total amount indicated at the sales load in effect at the time of signing, but the investor must complete the intended purchase to obtain the reduced sales load. At the time an investor purchases Class A shares, the investor must indicate his or her intention to do so under a Letter of Intent.

AUTOMATIC INVESTMENT PLAN
The Automatic Investment Plan permits an investor in Class A and Class B Shares to purchase shares in amounts of at least $100 at regular intervals selected by the investor. Provided the investor's bank or other financial institution allows automatic withdrawals, shares may be purchased by transferring funds from the bank account designated by the investor. At the investor's option, the account designated will be debited in the specified amount, on either the first and/or the fifteenth day of the month. Only an account maintained at a domestic financial institution which is an Automated Clearing House member may be so designated. To establish an Automatic Investment Plan account, the investor must check the appropriate box and supply the necessary information on the Account Application. Investors may obtain the necessary applications from the Transfer Agent by calling (800) 688-3350. Investors should be aware that periodic investment plans do not guarantee a profit and will not protect an investor against loss in a declining market. An investor may cancel his or her participation in the Plan or change the amount of purchase at any time by mailing written notification to the Transfer Agent and such notification will be effective three business days following receipt. The Funds may modify or terminate the Automatic Investment Plan at any time or charge a service fee. No such fee currently is contemplated.

REINSTATEMENT PRIVILEGE
The Reinstatement Privilege enables investors who have redeemed Class A or Class B shares to purchase, within 120 days of such redemption, Class A shares without the imposition of a sales load in an amount not to exceed the redemption proceeds received. Class A shares so reinstated or purchased will be offered at a purchase price equal to the then-current net asset value of Class A Shares determined after a reinstatement request and payment for Class A shares are received by the Transfer Agent. This privilege also enables such investors to reinstate their account for the purpose of exercising the Exchange Privilege. To use the Reinstatement Privilege, an investor must submit a written reinstatement request to the Transfer Agent. The reinstatement request and payment must be received within 120 days of the trade date of the redemption. There currently are no restrictions on the number of times an investor may use this privilege.

OPTION TO MAKE SYSTEMATIC WITHDRAWALS
The Systematic Withdrawal Plan permits an investor who owns Class A or Class B shares of a Fund having a minimum value of $15,000 at the time he or she elects under the Systematic Withdrawal Plan to have a fixed sum distributed in redemption at regular intervals. An application form and additional information regarding this service may be obtained from an investor's financial institution or the Transfer Agent by calling (800) 688-3350.

CROSS REINVESTMENT OF DIVIDEND PLAN

The Trust makes available to investors of Class A and Class B shares a Cross Reinvestment of Dividend Plan pursuant to which an investor who owns shares of any Fund with a minimum value of $10,000 at the time he or she elects may have dividends paid by such Fund automatically reinvested into shares of another Fund or investment portfolio of the Trust in which he or she has invested a minimum of $1,000. A transaction fee will be charged to all investors who elect to have dividends from other Funds reinvested in the Market Expansion Index Fund. See "Transaction Fee Imposed on Share Purchases" below. Investors may obtain an application and additional information from their financial institutions or the Transfer Agent by calling (800) 688-3350.

PEGASUS FUNDS INDIVIDUAL RETIREMENT CUSTODIAL ACCOUNT
Class A and Class B shares may be purchased in conjunction with the Trust's Individual Retirement Custodial Account Program ("IRA") where NBD acts as custodian. Investors should consult their institutions or the Transfer Agent for information as to applications and annual fees. The minimum investment for an IRA is $250. Investors should also consult their tax advisers to determine whether the benefits of an IRA are available or appropriate.

How to Redeem Shares

GENERAL INFORMATION
An investor may request redemption of his or her shares at any time. Redemption requests should be transmitted to the Transfer Agent as described below. An investor who has purchased shares through his or her Fiduciary Account or as a participant in an Eligible
                                                               Pegasus Funds 45

Retirement Plan or "mutual fund supermarket" or similar program must redeem shares by following instructions pertaining to such Account or Plan or program. It is the responsibility of the entity authorized to act on behalf of such Account or Plan or program to transmit the redemption order to the Transfer Agent and credit the investor's account with the redemption proceeds on a timely basis. When a redemption request is received in proper form by the Transfer Agent, certain broker-dealers authorized by the Trust to accept on its behalf such redemption requests made through a "mutual fund supermarket" or certain other designated intermediaries, the relevant Fund will redeem the shares at the next determined net asset value as described below. If an investor holds Fund shares of more than one Class, any request for redemption must specify the Class of shares being redeemed. If an investor fails to specify the Class of shares to be redeemed, Class A shares will be redeemed first. If an investor owns fewer shares of the Class than specified to be redeemed, the redemption request may be delayed until the Transfer Agent receives further instructions from the investor or his or her Service Agent.
 The Funds impose no charges when shares are redeemed. However, the Trust may impose a CDSC as described below. Service Agents also may charge a nominal fee for effecting redemptions of Fund shares. The value of the shares redeemed may be more or less than their original cost, depending upon the Fund's then-current net asset value.
 A Fund ordinarily will make payment for all shares redeemed within seven days after receipt by the Transfer Agent of a redemption request in proper form, except as provided by the rules of the SEC. HOWEVER, IF AN INVESTOR HAS PURCHASED FUND SHARES BY CHECK OR THROUGH THE AUTOMATIC INVESTMENT PLAN AND SUBSEQUENTLY SUBMITS A WRITTEN REDEMPTION REQUEST TO THE TRANSFER AGENT, THE REDEMPTION PROCEEDS WILL BE TRANSMITTED TO THE INVESTOR PROMPTLY UPON BANK CLEARANCE OF THE INVESTOR'S PURCHASE CHECK OR AUTOMATIC INVESTMENT PLAN ORDER, WHICH MAY TAKE UP TO EIGHT BUSINESS DAYS OR MORE. IN ADDITION, THE FUND WILL NOT HONOR REDEMPTION CHECKS FOR A PERIOD OF EIGHT BUSINESS DAYS AFTER RECEIPT BY THE TRANSFER AGENT OF THE PURCHASE CHECK OR AUTOMATIC INVESTMENT PLAN ORDER AGAINST WHICH SUCH REDEMPTION IS REQUESTED. THESE PROCEDURES WILL NOT APPLY IF THE INVESTOR OTHERWISE HAS A SUFFICIENT COLLECTED BALANCE IN HIS OR HER ACCOUNT TO COVER THE REDEMPTION REQUEST. PRIOR TO THE TIME ANY REDEMPTION IS EFFECTIVE, DIVIDENDS ON SUCH SHARES WILL ACCRUE AND BE PAYABLE, AND THE INVESTOR WILL BE ENTITLED TO EXERCISE ALL OTHER RIGHTS OF BENEFICIAL OWNERSHIP. Fund shares will not be redeemed until the Transfer Agent has received the investor's Account Application.
 Each Fund reserves the right to redeem an investor's account at the Fund's option upon not less than 60 days' written notice if, due to share redemptions, the account's net asset value decreases to less than $1,000 and remains so during the notice period.

REDEMPTION PROCEDURES
An investor who has purchased shares through his or her account at FCN, its affiliates, a Service Agent or a financial institution must redeem shares by following instructions pertaining to such account. If an investor has given his or her Service Agent authority to instruct the Transfer Agent to redeem shares and to credit the proceeds of such redemption to a designated account at the Service Agent, the investor may redeem shares only in this manner and in accordance with a written redemption request described below. It is the responsibility of FCN, its affiliates, the Investment Adviser, the Service Agent, or the financial institution, as the case may be, to transmit the redemption order and credit the investor's account with the redemption proceeds on a timely basis.
 If an investor wants his or her redemption proceeds sent to an address other than the investor's address as it appears on the Transfer Agent's records, a signature guarantee is required. The Transfer Agent usually requires additional documentation for the sale of shares by a corporation, partnership, agent or fiduciary, or a surviving joint owner. See the Transfer Agent for more information about where to obtain a signature guarantee.
 An investor may use the Transfer Agent's Telephone Redemption Privilege to redeem shares from his or her account, unless the investor has notified the Transfer Agent of an address change within the preceding 15 days with the exception of redemptions to pre-authorized bank accounts. Unless an investor indicates otherwise on the Account Application, the Transfer Agent will be authorized to act upon redemption and transfer instructions received by telephone from a shareholder, or any person claiming to act as his or her representative, who can provide the Transfer Agent with his or her account registration and address as it appears on the Transfer Agent's records. With the telephone redemption or exchange privilege, an investor authorizes the Transfer Agent to act on telephone instructions from any person representing himself or herself to be the investor, or a representative of the investor's Service Agent or financial institution, and reasonably believed by the Transfer Agent to be genuine. The Trust will require the Transfer Agent to employ reasonable procedures, such as requiring a form of personal identification, to confirm that instructions are genuine and, if it does not follow such procedures, the Trust or the Transfer Agent may be liable for any losses due to unauthorized or fraudulent instructions. Neither the Trust nor the Transfer Agent will be liable for following telephone instructions reasonably believed to be genuine.

46  Pegasus Funds

 During times of drastic economic or market conditions, an investor may experience difficulty in contacting the Transfer Agent by telephone to request a redemption or exchange of Fund shares. In such cases, investors should consider using the other redemption procedures described herein. Use of these other redemption procedures may result in the investor's redemption request being processed at a later time than it would have been if telephone redemption had been used. During the delay, a Fund's net asset value may fluctuate.

WRITTEN REDEMPTION REQUESTS
Investors may redeem shares by written request mailed to the Transfer Agent at P.O. Box 5142, Westborough, Massachusetts 01581-5120. Redemption requests must be signed by each shareholder, including each owner of a joint account, and each signature must be guaranteed for redemptions greater than $50,000. The Transfer Agent has adopted standards and procedures pursuant to which signature-guarantees in proper form generally will be accepted from domestic banks, brokers, dealers, credit unions, national securities exchanges, registered securities associations, clearing agencies and savings associations, as well as from participants in the New York Stock Exchange Medallion Signature Program, the Securities Transfer Agents Medallion Program ("STAMP"), and the Stock Exchange's Medallion Program.

CLASS B SHARES

CONTINGENT DEFERRED SALES CHARGE
A CDSC payable to the Distributor may be imposed on redemptions of Class B shares depending on the number of years such shares were held by the investor. The following table sets forth the rates of the CDSC applied for the Funds:

--------------------------------------------------------------------------------

                                        EQUITY INDEX, MARKET
                                          EXPANSION INDEX,
                                            MULTI SECTOR
                                               BOND,
                                            INTERMEDIATE
                SHORT BOND                    BOND AND
                 AND SHORT                  INTERMEDIATE
                 MUNICIPAL                   MUNICIPAL
                BOND FUNDS                   BOND FUNDS                  ALL OTHER FUNDS
                -----------             --------------------             ---------------
                 CDSC AS A                   CDSC AS A                      CDSC AS A
YEAR               % OF                         % OF                          % OF
SINCE             AMOUNT                       AMOUNT                        AMOUNT
PURCHASE        INVESTED OR                 INVESTED OR                    INVESTED OR
WAS             REDEMPTION                   REDEMPTION                    REDEMPTION
MADE             PROCEEDS                     PROCEEDS                      PROCEEDS
----------------------------------------------------------------------------------------
First              1.00                         3.00                          5.00
Second             None                         3.00                          4.00
Third                *                          2.00                          3.00
Fourth              N/A                         2.00                          3.00
Fifth               N/A                         1.00                          2.00
Sixth               N/A                         None                          1.00
Seventh             N/A                          *                            None
Eighth              N/A                         N/A                             *

--------------------------------------------------------------------------------

* Conversion to Class A shares.

 In determining whether a CDSC is applicable to a redemption, the calculation will be made in a manner that results in the lowest possible rate. Class B shares redeemed will not be subject to a CDSC to the extent that the value of such shares represents capital appreciation or reinvestment of dividends or distributions. It will be assumed that the redemption is made first of Class B shares acquired pursuant to the reinvestment of dividends and distributions or representing any capital appreciation in the value of the Class B shares held by the investor; then of Class B shares held for the longest period of time.

WAIVER OF CDSC
The CDSC will be waived in connection with (a) redemptions made within one year after the death of the shareholder, (b) redemptions by shareholders after age 70 1/2 for purposes of the minimum required distribution from an IRA, Keogh plan or custodial account pursuant to Section 403(b) of the Code, (c) distributions from a qualified plan upon retirement or termination of employment, (d) redemptions of shares acquired through a contribution in excess of permitted amounts, (e) in-service withdrawals from tax qualified plans by participants, (f) redemptions initiated by a Fund of accounts with net assets of less than $1,000, and (g) redemptions by Eligible Financial Intermediaries who have purchased Class A shares at net asset value as part of a "wrap account" or similar program.

CONVERSION OF CLASS B SHARES

Class B shares automatically convert to Class A shares (and thus become subject to the lower expenses borne by Class A shares) at the beginning of the eighth year (the third year in the case of the Short Bond and Short Municipal Bond Funds and the seventh year in the case of the Equity Index, Market Expansion Index, Multi Sector Bond, Intermediate Bond and Intermediate Municipal Bond Funds) after the date of purchase, together with the pro rata portion of all Class B shares representing dividends and other distributions paid in additional Class B shares. The conversion will be effected at the relative net asset values per share of the two Classes on the first business day of the month following the seventh anniversary (the second anniversary in the case of the Short Bond and Short Municipal Bond Funds and the sixth anniversary in the case of the Equity Index, Market Expansion Index, Multi Sector Bond, Intermediate Bond and Intermediate Municipal Bond Funds) of the original purchase. If any exchanges of Class B shares during the third-year, eighth-year or seventh-year, as the case may be, occurred, the holding period for the shares exchanged will be counted toward the third-year, eighth-year or seventh-year, as the case may be. At the time of the conversion the net asset value per share of

                                                                Pegasus Funds 47
the Class A shares may be higher or lower than the net asset value per share of the Class B shares; as a result, depending on the relative net asset values per share, a shareholder may receive fewer or more Class A shares than the number of Class B shares converted.
 Upon conversion to Class A shares, such shares will no longer be subject to the distribution fee. Class B shares that have been acquired through the reinvestment of dividends and distributions will be converted on a pro rata basis together with other Class B shares, in the proportion that a shareholder's Class B shares converting to Class A shares bears to the total Class B shares not acquired through the reinvestment of dividends and distributions.
 Each Fund reserves the right to cease offering Class B shares for sale at any time or reject any order for the purchase of Class B shares and to cease offering any services provided by a Service Agent.

TRANSACTION FEE IMPOSED ON SHARE PURCHASES

The Market Expansion Index Fund requires the payment of a transaction fee on purchases of shares of the Market Expansion Index Fund equal to 0.50% of the dollar amount invested. The transaction fee is paid to the Fund, not to the adviser, distributor or transfer agent. It is not a sales charge. The fee applies to initial investments in the Fund and all subsequent purchases (including purchases made by exchange from the other Funds of the Trust), but not to in-kind contributions, reinvested dividends or capital gain distributions. The purpose of the transaction fee is to indirectly allocate transaction costs associated with new purchases to investors making those purchases, thus protecting existing shareholders. These costs include: (1) brokerage costs; (2) market impact costs--i.e., the increase or decrease in market prices which may result when the Fund purchases certain securities; and
(3) the effect of the "bid-ask" spread in the over-the-counter market. The 0.50% amount represents the Fund's estimate of the brokerage and other transaction costs which may be incurred by the Fund in acquiring stocks in which the Fund may invest. Without the transaction fee, the Fund would generally be selling its shares at a price less than the cost to the Fund of acquiring the portfolio securities necessary to maintain its investment characteristics, resulting in reduced investment performance for all shareholders in the Fund. With the transaction fee, the transaction costs of acquiring additional stocks are not borne by all existing shareholders, but the source of funds for these costs is the transaction fee paid by those investors making additional purchases.

Management of the Trust

TRUSTEES AND OFFICERS OF THE TRUST
The Board of Trustees of the Trust is responsible for the management of the business and affairs of the Trust. Information about the Trustees and officers of the Trust is contained in the Statement of Additional Information.

INVESTMENT ADVISER AND CO-ADMINISTRATORS
First Chicago NBD Investment Management Company, located at Three First National Plaza, Chicago, Illinois 60670 is each Fund's and the Money Market Fund's Investment Adviser. FCNIMCO is a registered investment adviser and a wholly-owned subsidiary of The First National Bank of Chicago ("FNBC"), which in turn is a wholly-owned subsidiary of First Chicago NBD Corporation ("FCN"), a registered bank holding company. FCNIMCO also acts as investment adviser for other accounts and registered investment company portfolios.
 FCNIMCO serves as Investment Adviser for the Trust pursuant to an Investment Advisory Agreement dated as of April 12, 1996. Under the Investment Advisory Agreement, FCNIMCO provides the day-to-day management of each Fund's investments. Subject to the overall authority of the Trust's Board of Trustees and in conformity with Massachusetts law and the stated policies of the Trust, FCNIMCO is responsible for making investment decisions for the Trust, placing purchase and sale orders (which may be allocated to various dealers based on their sales of Fund shares) and providing research, statistical analysis and continuous supervision of each Fund's investment portfolio.
 Under the terms of the Investment Advisory Agreement, the Investment Adviser is entitled to a monthly fee as a percentage of each Fund's and the Money Market Fund's daily net assets. Each Fund's and the Money Market Fund's current contractual fee for advisory services is set forth below.

48  Pegasus Funds

                                                            EFFECTIVE RATE FOR
                                           CURRENT          ADVISORY SERVICES
                                         CONTRACTUAL          FOR YEAR ENDED
                                      ADVISORY FEE RATE     DECEMBER 31, 1996
------------------------------------------------------------------------------
ASSET ALLOCATION FUNDS:
Managed Assets Conservative Fund                      0.65%       0.57%
Managed Assets Balanced Fund                          0.65%       0.61%
Managed Assets Growth Fund                            0.65%       0.14%
------------------------------------------------------------------------------
EQUITY FUNDS:
Equity Income Fund                                    0.50%       0.50%
Growth Fund                                           0.60%       0.60%
Mid-Cap Opportunity Fund                              0.60%       0.60%
Small-Cap Opportunity Fund                            0.70%       0.70%
Equity Index Fund                                     0.10%       0.10%
Market Expansion Index Fund                           0.25%        N/A
Intrinsic Value Fund                                  0.60%       0.60%
Growth and Value Fund                                 0.60%       0.60%
International Equity Fund                             0.80%       0.80%
------------------------------------------------------------------------------
BOND FUNDS:
Intermediate Bond Fund                                0.40%       0.40%
Bond Fund                                             0.40%       0.40%
Short Bond Fund                                       0.35%       0.35%
Multi Sector Bond Fund                                0.40%       0.40%
International Bond Fund                               0.70%       0.13%
High Yield Bond Fund                                  0.70%        N/A
------------------------------------------------------------------------------
MUNICIPAL BOND FUNDS:
Municipal Bond Fund                                   0.40%       0.40%
Short Municipal Bond Fund                             0.40%        N/A
Intermediate Municipal Bond Fund                      0.40%       0.40%
Michigan Municipal Bond Fund                          0.40%       0.40%
------------------------------------------------------------------------------
MONEY MARKET FUND:
Money Market Fund                                     0.30%       0.29%
                                            of the first $1
                                            billion, 0.275%
                                  of next $1 billion, 0.25%
                                  of amount in excess of $2
                                                    billion

--------------------------------------------------------------------------------

 In addition to the fees listed above, the Investment Adviser is entitled to 4/10ths of the gross income earned by a Fund on each loan of securities (excluding capital gains and losses, if any). To date the Funds have not made any such payments and have no current intention to do so.
 Although the fee payable by the International Equity Fund is higher than the fee payable by other funds, the Investment Adviser believes that it is within the range of fees payable by funds with comparable investment objectives and policies.
 The following persons are responsible for the day-to-day management of each of the Funds.
 CLAUDE B. ERB, First Vice President and Director of Investment Planning, is primarily responsible for the day-to-day management of the Asset Allocation Funds and the International Bond Fund. Mr. Erb has served as Deputy Chief Investment Officer and Senior Vice President of Trust Services of America and TSA Capital Management from 1986 through 1992. Mr. Erb joined FCN in 1993.
 CHRIS M. GASSEN, First Vice President, and F. RICHARD NEUMANN, First Vice President, are primarily responsible for the day-to-day management of the Equity Income and Intrinsic Value Funds. Mr. Gassen joined FCN in 1985 and Mr. Neumann joined FCN in 1981.
 RONALD L. DOYLE, First Vice President, and JOSEPH R. GATZ, Vice President, are primarily responsible for the day-to-day management of the Mid-Cap Opportunity and Small-Cap Opportunity Funds. Mr. Doyle joined FCN in 1982 and Mr. Gatz joined FCN in 1986.
 JEFFREY C. BEARD, First Vice President, and GARY L. KONSLER, First Vice President, are primarily responsible for the day-to-day management of the Growth and Value and Growth Funds. Mr. Beard joined FCN in 1982 and Mr. Konsler joined FCN in 1973.

 RICARDO F. CIPICCHIO, First Vice President, and MARK M. JACKSON, Vice President, are primarily responsible for the day-to-day management of the Multi Sector Bond Fund. Mr. Cipicchio joined FCN in 1989. Mr. Jackson served as portfolio manager for Alexander Hamilton Life Insurance Company, 1993-1996, and as portfolio manager for Public Employees Retirement System of Ohio, 1988-1993. Mr. Jackson joined FCN in 1996.
 RICHARD P. KOST, First Vice President, and CLYDE L. CARTER, JR., Vice President, are primarily responsible for

                                                                Pegasus Funds 49
the day-to-day portfolio management of the International Equity Fund. Mr. Kost joined FCN in 1964 and Mr. Carter joined FCN in 1987.
 DOUGLAS S. SWANSON, First Vice President, and MR. CIPICCHIO are primarily responsible for the day-to-day management of the Intermediate Bond and Bond Funds. Mr. Swanson joined FCN in 1983.
 MR. CIPICCHIO and CHRISTOPHER J. NAUSEDA, Vice President, are primarily responsible for the day-to-day portfolio management of the Short Bond Fund. Mr. Nauseda joined FCN in 1982.
 ROBERT T. GRABOWSKI, First Vice President and manager of the municipal desk at FCN, and REBECCA L. GERSONDE, Vice President, are primarily responsible for the day-to-day management of the Municipal Bond and Michigan Municipal Bond Funds. Mr. Grabowski has been the manager of the municipal desk at FCN since 1984. Ms. Gersonde joined FCN in 1982.
 J. CHRISTOPHER NICHOLL, Vice President, and Mr. Grabowski are primarily responsible for the day-to-day management of the Intermediate Municipal Bond Fund. Mr. Nicholl joined FCN in 1996. He served as an Investment Associate at Prudential Securities, Inc. from 1987-1995.

 Ms. Gersonde and Mr. Nicholl are primarily responsible for the day-to-day management of the Short Municipal Bond Fund.
 Banking laws and regulations currently prohibit a bank holding company registered under the Bank Holding Company Act of 1956 or any affiliate thereof from sponsoring, organizing, controlling or distributing the shares of a registered open-end investment company continuously engaged in the issuance of its shares, and prohibit banks generally from underwriting securities, but do not prohibit such a bank holding company or affiliate from acting as investment adviser, transfer agent, or custodian to such an investment company or from purchasing shares of such a company as agent for and upon the order of a customer. Subject to such banking laws and regulations, the Investment Adviser believes that it and its affiliated banks may perform the advisory, administrative and custodial services for the Trust described in this Prospectus, and may perform the shareholder services contemplated by this Prospectus, without violation of such banking laws or regulations. However, future changes in legal requirements relating to the permissible activities of banks and their affiliates, as well as future interpretations of present requirements, could prevent the Investment Adviser from continuing to perform investment advisory or custodial services for the Trust or require them to alter or discontinue the services they provide to shareholders.
 If the Investment Adviser and its affiliated banks were prohibited from performing investment advisory or custodial services for the Trust, it is expected that the Board of Trustees would recommend that shareholders approve new agreements with another entity or entities qualified to perform such services and selected by the Board. The Trust does not anticipate that investors would suffer any adverse financial consequences as a result of these occurrences.
  FCNIMCO and BISYS jointly serve as the Trust's Co-Administrators pursuant to an Administration Agreement with the Trust. Under the Administration Agreement, FCNIMCO and BISYS generally assist in all aspects of the Trust's operations, other than providing investment advice, subject to the overall authority of the Trust's Board in accordance with Massachusetts law. Under the terms of the Administration Agreement the Trust pays FCNIMCO, as agent for the Co-Administrators, a monthly administration fee at the annual rate of .15% of each Fund's and the Money Market Fund's average daily net assets. For the fiscal year ended December 31, 1996, the Trust paid administration fees at the effective annual rate of .15% of each Fund's average daily net assets.

THE SUB-ADVISER
Federated Investment Counseling, located at Federated Investors Tower, Pittsburgh, Pennsylvania 15222, is the sub-adviser for the High Yield Bond Fund. Federated is a registered investment adviser and a subsidiary of Federated Investors. All of the Class A voting securities of Federated Investors are owned by a trust, the trustees of which are John F. Donahue, Chairman and a trustee of Federated Investors, Mr. Donahue's wife, and Mr. Donahue's son, J. Christopher Donahue, who is President and a trustee of Federated Investors.
  Under the terms of the Sub-Advisory Agreement, Federated provides the day-to-day management of the High Yield Bond Fund's investments. Subject to the oversight and supervision of FCNIMCO and the Trust's Board of Trustees, Federated is responsible for making investment decisions for the High Yield Bond Fund, placing purchase and sale orders (which may be allocated to various dealers based on their sale of Fund shares) and providing research, statistical analysis and continuous supervision of the Fund's investment portfolio.
  For its services, Federated is entitled to a monthly fee at the following annual rates (as a percentage of the High Yield Bond Fund's average daily net assets), which vary according to the level of assets: .50% on the first $30 million of average daily net assets, .40% on the next $20 million, .30% on the next $25 million, .25% on the next $25 million and .20% of the Fund's average daily net assets in excess of $100 million. The Sub-Adviser's fee is paid by FCNIMCO and not by the Fund.
  Mark E. Durbiano, Senior Vice President, and Constantine Kartsonas are primarily responsible for the day-to-day management of the High Yield Bond Fund. Mr. Durbiano joined Federated in 1982. Mr. Kartsonas joined Federated in 1994 as an Investment Analyst and

 50 Pegasus Funds
has been an Assistant Vice President of an affiliate of the Sub-Adviser since January 1997. Mr. Kartsonas served as an Operations Analyst at Lehman Brothers from 1990-1993.

DISTRIBUTOR
BISYS Fund Services, located at 3435 Stelzer Road, Columbus, Ohio 43219-3035, serves as the Trust's principal underwriter and distributor of the Funds' shares.

TRANSFER AND DIVIDEND DISBURSING AGENT AND CUSTODIAN
First Data Investor Services Group, Inc., P.O. Box 5142, Westborough, Massachusetts 01581-5120, serves as the Trust's Transfer and Dividend Disbursing Agent. NBD, which is a wholly-owned subsidiary of FCN, serves as the Trust's custodian (the "Custodian"). NBD is located at 900 Tower Drive, Troy, Michigan 48098.

EXPENSES
All expenses incurred in the operation of the Trust are borne by it, except to the extent specifically assumed by the Trust's service providers. The expenses borne by the Trust include: organizational costs; taxes; interest; loan commitment fees; interest and distributions paid on securities sold short; brokerage fees and commissions, if any; fees of Board members; SEC fees; state Blue Sky registration fees; advisory fees; charges of custodians, transfer and dividend disbursing agents' fees; fees pursuant to agency, sub-transfer agency and service agreements; certain insurance premiums; industry association fees; outside auditing and legal expenses; costs of maintaining each Fund's existence; costs of independent pricing services; costs attributable to investor services (including, without limitation, telephone and personnel expenses); costs of shareholders' reports and meetings; costs of preparing and printing prospectuses and statements of additional information for regulatory purposes and for distribution to existing shareholders; and any extraordinary expenses. Class A, Class B and Class I shares are subject to their pro rata portion of the fees payable by a Fund to financial institutions that provide recordkeeping and other services in connection with employee benefit plans which hold shares or to financial institutions that establish accounts on behalf of investors in connection with the purchase and/or sale of Class A and/or Class I shares. In addition, Class B shares are subject to an annual distribution fee for advertising, marketing and distributing such shares and Class A and Class B shares are subject to an annual service fee for ongoing personal services relating to shareholder accounts and services related to the maintenance of shareholder accounts. See "Distribution and Shareholder Services Plans." Expenses attributable to a particular Fund or Class are charged against the assets of that Fund or Class, respectively; other expenses of the Trust are allocated among such Funds on the basis determined by the Board, including, but not limited to, proportionately in relation to the net assets of each such Fund.
  The imposition of the advisory fee, as well as other operating expenses, including the fees paid under any Distribution Plan and Shareholder Services Plan, will have the effect of reducing the total return to investors. From time to time, the Investment Adviser may waive receipt of its fees and/or voluntarily assume certain expenses of a Fund, which would have the effect of lowering that Fund's overall expense ratio and increasing total return to investors at the time such amounts are waived or assumed, as the case may be. The Fund will not pay the Investment Adviser at a later time for any amounts which may be waived, nor will the Fund reimburse the Investment Adviser for any amounts which may be assumed.

Distribution and Shareholder Services Plans

Class B shares of each Fund are subject to an annual distribution fee pursuant to a Distribution Plan. Class A and Class B shares of each Fund are subject to an annual service fee pursuant to a Shareholder Services Plan.

DISTRIBUTION PLAN
(Class B only) Under a Distribution Plan adopted pursuant to Rule 12b-1 under the 1940 Act, the Trust has agreed to pay the Distributor for advertising, marketing and distributing shares of a Fund at an aggregate annual rate not to exceed .75% of the value of the average daily net assets of Class B shares. The Distributor may pay one or more Service Agents in respect of these services. The Investment Adviser and its subsidiaries and affiliates may act as Service Agents and receive fees under the Distribution Plan. The Distributor determines the amount, if any, to be paid to Service Agents under the Distribution Plan and the basis on which such payments are made. The fees payable under the Distribution Plan are payable without regard to actual expenses incurred.

SHAREHOLDER SERVICES PLAN
(Class A and Class B) Under a Shareholder Services Plan, the Trust pays the Distributor for the provision of certain services to the holders of Class A and Class B shares a fee at an annual rate of .25% of the value of the average daily net assets of such shares. The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the Funds and providing reports and other information and services related to the

                                                                Pegasus Funds 51
maintenance of shareholder accounts. Under the Shareholder Services Plan, the Distributor may make payments to Service Agents in respect of these services. The Investment Adviser and its subsidiaries and affiliates may act as Service Agents and receive fees under the Shareholder Services Plan. The Distributor determines the amounts to be paid to Service Agents.

Dividends and Distributions

THE MANAGED ASSETS BALANCED, MANAGED ASSETS GROWTH, GROWTH, MID-CAP OPPORTUNITY, SMALL-CAP OPPORTUNITY, INTRINSIC VALUE, GROWTH AND VALUE, EQUITY INDEX, MARKET EXPANSION INDEX AND INTERNATIONAL EQUITY FUNDS declare and pay dividends from net investment income on a quarterly basis. THE BOND FUNDS, THE MUNICIPAL BOND FUNDS AND THE MANAGED ASSETS CONSERVATIVE AND EQUITY INCOME FUNDS declare and pay dividends from net investment income on a monthly basis.

 Each Fund will make distributions from net realized securities gains, if any, once a year, but may make distributions on a more frequent basis to comply with the distribution requirements of the Code, in all events in a manner consistent with the provisions of the 1940 Act. Dividends are automatically reinvested in additional Fund shares of the same Class from which they were paid at net asset value, unless payment in cash is requested. If cash payment is requested, checks will be mailed within five days. No interest will accrue on amounts represented by uncashed distribution or redemption checks.

Taxes

FEDERAL
Each Fund intends to qualify as a "regulated investment company" under the Code. Such qualification generally will relieve the Funds of liability for federal income taxes to the extent their earnings are distributed in accordance with the Code.
 Each Fund intends to distribute as dividends substantially all of its net income each year. With the exception of dividends paid by the Municipal Bond Funds, such dividends will be taxable as ordinary income to a Fund's shareholders regardless of whether a distribution is received in cash or reinvested in additional shares. Such ordinary income distributions will qualify for the dividends received deduction for corporations to the extent of the total qualifying dividends received by the distributing Fund from domestic corporations for the taxable year.
 Dividends derived from net capital gains will be taxable to Fund shareholders as long-term capital gains, regardless of how long the shareholders have held the shares and whether such gains are paid in cash or reinvested in Fund shares.
 Dividends paid by a Fund derived from net investment income, together with distributions from net realized short-term securities gains and all or a portion of any gain realized from the sale or other disposition of certain market discount bonds, paid by such Fund to a foreign investor who is the beneficial owner of such Fund's shares generally are subject to U.S. nonresident withholding taxes at the rate of 30%, unless the foreign investor claims the benefit of a lower rate specified in a tax treaty. Distributions from net realized long-term securities gains paid by the Fund to such foreign investor generally will not be subject to U.S. nonresident withholding tax. However, such distributions may be subject to backup withholding, unless the foreign investor certifies his non-U.S. residency status.
 Federal regulations generally require the Trust to withhold ("backup withholding") and remit to the U.S. Treasury 31% of dividends and distributions from net realized securities gains paid to a shareholder if such shareholder fails to certify either that the TIN furnished in connection with opening an account is correct, or that such shareholder has not received notice from the IRS of being subject to backup withholding as a result of a failure to properly report taxable dividend or interest income on a federal income tax return. Furthermore, the IRS may notify the Trust to institute backup withholding if the IRS determines a shareholder's TIN is incorrect or if a shareholder has failed to properly report taxable dividend and interest income on a federal income tax return.
 Any dividends declared in October, November or December with a record date before the end of the year will be deemed for federal tax purposes to have been paid by the Fund and received by the shareholders in that year if such dividends are actually paid on or before January 31 of the following year.
 Shareholders considering buying shares of a Fund on or just before the record date of a dividend should be aware that the amount of the dividend payment, although in effect a return of capital, is subject to tax.
 A taxable gain or loss may be realized by a shareholder upon his or her redemption, transfer or exchange of shares of a Fund depending upon the tax basis and their price at the time of redemption, transfer or exchange. If a shareholder has held shares for six months or less and during that time received a distribution taxable as a long-term capital gain, then any loss the shareholder might realize on the sale of those shares will be treated as a long-term loss to the extent of the earlier capital gain distribution.
 It is expected that dividends and certain interest income earned by the International Equity and International Bond Funds from foreign securities will be subject to foreign withholding taxes or other taxes.

52  Pegasus Funds

So long as more than 50% of the value of a Fund's total assets at the close of any taxable year consists of equity securities of foreign corporations, the Fund may elect to treat certain foreign taxes paid by it on behalf of its shareholders. As a consequence, the amount of such foreign taxes paid by a Fund will be included in its shareholders' income pro rata (in addition to taxable distributions actually received by them), and each shareholder will be entitled
(a) to credit the shareholders proportionate amounts of such taxes against the shareholders' U.S. federal income tax liabilities, or (b) if the shareholder itemizes his or her deductions, to deduct such proportionate amounts from his or her U.S. income, should the shareholder so choose.
 Shareholders will be advised at least annually as to the federal income tax consequences of distributions made to them each year.
 The foregoing discussion summarizes some of the important tax considerations generally affecting the Funds and their shareholders and is not intended as a substitute for careful tax planning. Accordingly, potential investors in the Funds should consult their tax advisers with specific reference to their own tax situation.

MUNICIPAL BOND FUNDS
Dividends derived from tax-exempt interest income ("exempt-interest dividends") paid by the Municipal Bond Funds may be treated by its shareholders as items of interest excludable from their gross income unless under the circumstances applicable to the particular shareholder the exclusion would be disallowed. (See "Additional Information Concerning Taxes" in the Statement of Additional Information.)
 If a Municipal Bond Fund holds certain so-called "private activity bonds," shareholders will need to include as an item of tax preference for purposes of the federal alternative minimum tax that portion of the dividends paid by the Fund derived from interest received on such bonds. In addition, corporate shareholders will need to take into account all exempt-interest dividends paid by a Municipal Bond Fund in determining certain adjustments for the federal alternative minimum tax.
 If a shareholder has held shares for six months or less and during that time received an exempt-interest dividend attributable to those shares, any loss realized on the sale or exchange of those shares will be disallowed to the extent of the exempt-interest dividend.

STATE AND LOCAL
Dividends paid by the Michigan Municipal Bond Fund that are derived from interest attributable to Michigan Municipal Obligations will be exempt from Michigan income tax, Michigan intangibles tax and Michigan single business tax. Conversely, to the extent that the Fund's dividends are derived from interest on obligations other than Michigan Municipal Obligations or certain U.S. Government Obligations (or are derived from short term or long term gains), such dividends will be subject to Michigan income tax, Michigan intangibles tax and Michigan single business tax, even though the dividends may be exempt for federal income tax purposes. The Fund is unable to predict in advance the portion of its dividends that will be derived from interest on Michigan Municipal Obligations, but will mail to its shareholders not later than sixty days after the close of the Fund's taxable year a written notice containing information as to the interest derived from Michigan Municipal Obligations and exempt from Michigan income tax, Michigan intangibles tax and Michigan single business tax.
 Except as noted above with respect to Michigan income taxation, distributions of net income may be taxable to investors as dividend income under other state or local laws even though a substantial portion of such distributions may be derived from interest on tax-exempt obligations which, if realized directly, would be exempt from such income taxes.

MISCELLANEOUS
The Trust may be subject to state or local taxes in jurisdictions in which the Trust may be deemed to be doing business. In addition, in those states or localities which have income tax laws, the treatment of the Trust and its shareholders under such laws may differ from treatment under federal income tax laws. Shareholders are advised to consult their tax advisers concerning the application of state and local taxes, which may have different consequences from those of the federal income tax law described above.

Performance Information

From time to time, in advertisements or in reports to shareholders the performance of the Funds may be compared to the performance of other mutual funds with similar investment objectives and to stock and other relevant indices or to rankings prepared by independent services or other financial or industry publications that monitor the performance of mutual funds. For example, the performance of a Fund's shares may be compared to data prepared by Lipper Analytical Services, Inc. In addition, the performance of the Funds may be compared to the S&P 500 Index, the S&P Small Cap Index, the S&P Mid Cap Index (indices of unmanaged groups of common stocks), a combination of the S&P Small Cap and S&P Mid Cap Indices, the Consumer Price Index, or the Dow Jones Industrial Average, a recognized unmanaged index of common stocks of thirty industrial companies listed on the New

                                                               Pegasus Funds 53

York Stock Exchange. Performance data as reported in national financial publications such as Money Magazine, Forbes, Barron's, The Wall Street Journal and The New York Times, or in publications of a local or regional nature, may also be used in comparing the performance of a Fund.
 A Fund's "yield" refers to the income generated by an investment in a Fund over a thirty-day period for the Asset Allocation, Bond and Municipal Bond Funds identified in the advertisement. This income is then "annualized," i.e., the income generated by the investment during the respective period is assumed to be earned and reinvested at a constant rate and compounded semi-annually and is shown as a percentage of the investment. Each Municipal Bond Fund may from time to time advertise a "tax-equivalent yield" to demonstrate the level of taxable yield necessary to produce an after-tax yield equivalent to that achieved by the Fund. The "tax-equivalent yield" will be computed by dividing the tax-exempt portion of the Fund's yield by a denominator consisting of one minus a stated federal income tax rate and adding the product to that portion, if any, of the Fund's yield which is not tax-exempt.
 The Funds calculate their total returns on an "average annual total return" basis for various periods from the date they commenced investment operations and for other periods as permitted under the rules of the SEC. Average annual total return reflects the average annual percentage change in value of an investment in the Funds over the measuring period. Total returns may also be calculated on an "aggregate total return basis" for various periods. Aggregate total return reflects the total percentage change in value over the measuring period. Both methods of calculating total return also reflect changes in the price of a Fund's shares and assume that any dividends and capital gain distributions made by the Fund during the period are reinvested in Fund shares. When considering average total return figures for periods longer than one year, it is important to note that a Fund's annual total return for any one year in the period might have been greater or less than the average for the entire period.

 The total return performance of the Equity Income, Growth, Small-Cap Opportunity International Bond and Short Municipal Bond Funds includes performance of a common trust fund managed by FNBC which had substantially the same investment objective, policies, restriction and methodologies as its corresponding Fund for periods before such Fund's registration statement became effective. The common trust funds were not registered under the 1940 Act and therefore were not subject to certain investment restrictions imposed by the 1940 Act. If the common trust funds had registered under the 1940 Act, performance may have been adversely affected.

 The Market Expansion Index Fund may advertise total return data without reflecting the 0.50% transaction fee, if, in accordance with the rules of the SEC, it is accompanied by average annual return data reflecting this fee. Quotations which do not reflect the fee will, of course, be higher than quotations which do.
 Performance of the Funds is based on historical earnings and will fluctuate and is not intended to indicate future performance. The investment performance of an investment in the Funds will fluctuate so that a shareholder's shares, when redeemed, may be worth more or less than their original cost. A Fund's performance data may not provide a basis for comparison with bank deposits and other investments which provide a fixed yield for a stated period of time. Performance data should also be considered in light of the risks associated with a Fund's portfolio composition, quality, maturity, operating expenses and market conditions. Any fees charged by financial institutions directly to their customer accounts in connection with investments in Fund shares will not be reflected in a Fund's performance calculations.

 54 Pegasus Funds

General Information

The Trust was organized as a Massachusetts business trust on April 21, 1987 under a Declaration of Trust. The Trust is a series fund having thirty-one series of shares of beneficial interest, each of which evidences an interest in a separate investment portfolio. The Declaration of Trust permits the Board of Trustees to issue an unlimited number of full and fractional shares and to create an unlimited number of series of shares ("Series") representing interests in a portfolio and an unlimited number of classes of shares within a Series. In addition to the Funds described herein, the Trust offers the following investment portfolios: the Money Market, Treasury Money Market, Municipal Money Market, Michigan Municipal Money Market, Cash Management, Treasury Cash Management, Municipal Cash Management, U.S. Government Securities Cash Management and Treasury Prime Cash Management Funds.

  Each Fund described herein and the Money Market Fund offer three classes of shares: Class A, Class B and Class I. The Treasury Money Market, Municipal Money Market and Michigan Money Market Funds offer two classes of shares: Class A and Class I. The Cash Management, Treasury Cash Management, Municipal Cash Management, U.S. Government Cash Management and Treasury Prime Cash Management Funds offer two Classes of shares: Class S and Class I. Each share has $.10 par value, represents an equal proportionate interest in the related Fund with other shares of the same class outstanding, and is entitled to such dividends and distributions out of the income earned on the assets belonging to such Fund as are declared in the discretion of the Board of Trustees.
  Shareholders are entitled to one vote for each full share held, and a proportionate fractional vote for each fractional share held, and each Series entitled to vote on a matter will vote thereon in the aggregate and not by Series, except as otherwise expressly required by law or when the Board of Trustees determines that the matter to be voted on affects only the interests of shareholders of a particular Series. In addition, shareholders of each of the Series have equal voting rights except that only shares of a particular class within a Series are entitled to vote on matters affecting only that class. Voting rights are not cumulative, and accordingly the holders of more than 50% of the aggregate number of shares of all Trust portfolios may elect all of the Trustees. Each Asset Allocation Fund will vote its Underlying Fund shares in proportion to the votes of all other shareholders of each respective Underlying Funds.

  As of November 7, 1997, FCN and its affiliates held beneficially of record approximately 15.24%, 13.52%, 42.48%, 56.06%, 25.83%, 70.70%, 62.39%, 68.52%,
57.57%, 64.08%, 64.36%, 90.50%, 71.14%, 94.05%, 17.54%, and 46.13%,
respectively of the outstanding shares of the Managed Assets Balanced, Managed Assets Growth, Growth, Mid-Cap Opportunity, Small-Cap Opportunity, Intrinsic Value, Growth and Value, Equity Index, International Equity, Intermediate Bond, Bond, Short Bond, International Bond, High Yield Bond, Municipal Bond and Michigan Municipal Bond Funds, respectively.
  Because NBD serves the Trust as Custodian, the Board of Trustees has established a procedure requiring three annual verifications, two of which are unannounced, of all investments held pursuant to the Custodian Agreement, to be conducted by the Trust's independent accountants.
  The Trust does not presently intend to hold annual meetings of shareholders except as required by the 1940 Act or other applicable law. The Trust's By-Laws provide that special meetings of shareholders of any Series shall be called at the written request of shareholders entitled to cast at least 10% of the votes of a Series entitled to be cast at such meeting. The Trust also stands ready to assist shareholder communications in connection with any meeting of shareholders as prescribed in Section 16(c) of the 1940 Act.
  NO PERSON HAS BEEN AUTHORIZED TO GIVE ANY INFORMATION OR TO MAKE ANY REPRESENTATIONS OTHER THAN THOSE CONTAINED IN THIS PROSPECTUS AND IN THE FUNDS' OFFICIAL SALES LITERATURE IN CONNECTION WITH THE OFFER OF THE FUNDS' SHARES, AND, IF GIVEN OR MADE, SUCH OTHER INFORMATION OR REPRESENTATIONS MUST NOT BE RELIED UPON AS HAVING BEEN AUTHORIZED. THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFER IN ANY STATE IN WHICH, OR TO ANY PERSON TO WHOM, SUCH OFFERING MAY NOT LAWFULLY BE MADE.

                                                              Pegasus Funds 55

Supplemental Information

RATINGS
The ratings of Rating Agencies represent their opinions as to the quality of the obligations which they undertake to rate. It should be emphasized, however, that ratings are relative and subjective and, although ratings may be useful in evaluating the safety of interest and principal payments, they do not evaluate the market value risk of such obligations. Therefore, although these ratings may be an initial criterion for selection of portfolio investments, the Investment Adviser or Sub-Adviser also will evaluate such obligations and the ability of their issuers to pay interest and principal. Each Fund will rely on the Investment Adviser's or Sub-Adviser's judgment, analysis and experience in evaluating the assets of an issuer. Obligations rated in the lowest of the top four investment grade rating categories (Baa by Moody's or BBB by S&P, Fitch or Duff) are considered to have less capacity to pay interest and repay principal and have certain speculative characteristics.

SHORT-TERM INVESTMENTS
Each Fund and the Money Market Fund may hold the types of short-term U.S. Government obligations described under "Investment Objectives and Policies-- Asset Allocation Funds" above.

U.S. GOVERNMENT OBLIGATIONS
U.S. Government obligations include all types of U.S. Government securities, including U.S. Treasury bonds, notes and bills, and obligations of Federal Home Loan Banks, Federal Farm Credit Banks, Federal Land Banks, the Federal Housing Administration, Farmers Home Administration, Export-Import Bank of the United States, Small Business Administration, Government National Mortgage Association, Federal National Mortgage Association, General Services Administration, Student Loan Marketing Association, Central Bank for Cooperatives, Federal Home Loan Mortgage Corporation, Federal Intermediate Credit Banks, Tennessee Valley Authority, Resolution Funding Corporation and Maritime Administration. U.S. Government obligations also include interests in the foregoing securities, including collateralized mortgage obligations guaranteed by a U.S. Government agency or instrumentality, and in Government-backed trusts which hold obligations of foreign governments that are guaranteed or backed by the full faith and credit of the United States.
 Obligations of certain U.S. agencies and instrumentalities such as those of the Government National Mortgage Association, are supported by the full faith and credit of the U.S. Treasury; others, such as the Export-Import Bank of the United States, are supported by the right of the issuer to borrow from the Treasury; others, such as those of the Federal National Mortgage Association, are supported by the discretionary authority of the U.S. Government to purchase the agency's obligations; still others, such as those of the Student Loan Marketing Association, are supported only by the credit of the instrumentality.

BANK OBLIGATIONS
Bank obligations in which the Funds and the Money Market Fund may invest include certificates of deposit, time deposits, bankers' acceptances and other short-term obligations of domestic banks, foreign subsidiaries of domestic banks, foreign branches of domestic banks, and domestic and foreign branches of foreign banks, domestic savings and loan associations and other banking institutions. With respect to such securities issued by foreign branches of domestic banks, foreign subsidiaries of domestic banks, and domestic and foreign branches of foreign banks, the Funds and the Money Market Fund may be subject to additional investment risks that are different in some respects from those incurred by a fund which invests only in debt obligations of U.S. domestic issuers. Such risks include possible future political and economic developments, the possible imposition of foreign withholding taxes on interest income payable on the securities, the possible establishment of exchange controls or the adoption of other foreign governmental restrictions which might adversely affect the payment of principal and interest on these securities and the possible seizure or nationalization of foreign deposits.
 Obligations issued or guaranteed by foreign branches of U.S. banks (commonly known as "Eurodollar" obligations) or U.S. branches of foreign banks (commonly known as "Yankee dollar" obligations) may be general obligations of the parent bank or obligations only of the issuing branch. Where the obligation is only that of the issuing branch, the parent bank has no legal duty to pay such obligation. Such obligations would thus be subject to risks comparable to those which would be present if the issuing branch were a separate bank. The Money Market Fund will not invest in a Eurodollar obligation if upon making such investment the total Eurodollar obligations which are not general obligations of domestic parent banks would thereby exceed 25% of its total assets.
 Certificates of deposit are negotiable certificates evidencing the obligation of a bank to repay funds deposited with it for a specified period of time.
 Time deposits are non-negotiable deposits maintained in a banking institution for a specified period of time at a stated interest rate. Time deposits which may be held by each Fund and the Money Market Fund will not benefit from insurance from the Bank Insurance Fund or the Savings Association Insurance Fund administered by the FDIC.

                                                              Pegasus Funds  A-1

 Bankers' acceptances are credit instruments evidencing the obligation of a bank to pay a draft drawn on it by a customer. These instruments reflect the obligation both of the bank and of the drawer to pay the face amount of the instrument upon maturity. The other short-term obligations may include uninsured, direct obligations bearing fixed, floating or variable interest rates.

CERTAIN CORPORATE OBLIGATIONS
Commercial paper in which the Funds and the Money Market Fund may invest consists of short-term, unsecured promissory notes issued by domestic or foreign entities to finance short-term credit needs.

VARIABLE AND FLOATING RATE INSTRUMENTS
Each Fund and the Money Market Fund may invest in variable and floating rate instruments, including without limitation, for each fund other than the Money Market Fund, inverse floating rate debt instruments ("inverse floaters") some of which may be leveraged. The interest rate of an inverse floater resets in the opposite direction from the market rate of interest to which it is indexed. An inverse floater may be considered to be leveraged to the extent that its interest rate varies by a magnitude that exceeds the magnitude of the change in the index rate of interest. The higher degree of leverage inherent in inverse floaters is associated with greater volatility in their market values.
 The absence of an active secondary market with respect to particular variable and floating rate instruments could make it difficult for the Funds and the Money Market Fund to dispose of them if the issuer defaulted on its payment obligation or during periods that a fund is not entitled to exercise demand rights, and the fund could, for these or other reasons, suffer a loss with respect to such instruments. In the absence of an active secondary market, variable and floating rate instruments (including inverse floaters) will be subject to a fund's limitation on illiquid investments. See "Illiquid Securities."

REPURCHASE AND REVERSE REPURCHASE AGREEMENTS
To increase their income, each Fund and the Money Market Fund may agree to purchase portfolio securities from financial institutions subject to the seller's agreement to repurchase them at a mutually agreed-upon date and price ("repurchase agreements"). The Funds and the Money Market Fund will not enter into repurchase agreements with the Investment Adviser, the Sub-Adviser, the Distributor, or any of their affiliates, except as may be permitted by the SEC. Although the securities subject to repurchase agreements may bear maturities exceeding 13 months provided the repurchase agreement itself matures in 13 months or less, the funds generally intend to enter into repurchase agreements which terminate within seven days after notice by them. The seller under a repurchase agreement will be required to maintain the value of the securities subject to the agreement at not less than the repurchase price, marked to market daily. Default by the seller would, however, expose a fund to possible loss because of adverse market action or delay in connection with the disposition of the underlying obligations.
 Each Fund and the Money Market Fund may also obtain funds for temporary purposes by entering into reverse repurchase agreements. Pursuant to such agreements, a fund will sell portfolio securities to financial institutions such as banks and broker-dealers and agree to repurchase them at a particular date and price. Reverse repurchase agreements involve the risk that the market value of the securities sold by a fund may decline below the price of the securities it is obligated to repurchase. Whenever a fund enters into a reverse repurchase agreement, it will place in a segregated custodial account liquid assets equal to the repurchase price marked to market daily (including accrued interest) and will subsequently monitor the account to ensure such equivalent value is maintained.

LENDING PORTFOLIO SECURITIES
To increase income or offset expenses, each of the Funds and the Money Market Fund may lend its portfolio securities to financial institutions such as banks and broker dealers in accordance with their investment limitations. Agreements will require that the loans be continuously secured by collateral equal at all times in value to at least the market value of the securities loaned plus accrued interest. Collateral for such loans could include cash or securities of the U.S. Government, its agencies or instrumentalities, some of which may bear maturities exceeding 13 months. Such loans will not be made if, as a result, the aggregate of all outstanding loans of a particular fund exceeds one-third of the value of its total assets. Loans of securities involve risk of delay in receiving additional collateral or in recovering the securities loaned or possible loss of rights in the collateral should the borrower of the securities become insolvent. Loans will be made only to borrowers that provide the requisite collateral comprised of liquid assets and when, in the Investment Adviser's or Sub-Adviser's judgment, the income to be earned from the loan justifies the attendant risks.

ZERO COUPON OBLIGATIONS AND PAY-IN-KIND SECURITIES
Each Fund and the Money Market Fund may invest in zero coupon obligations which are discount debt obligations that do not make periodic interest payments although income is generally imputed to the holder on a current basis. The High Yield Bond Fund may invest in pay-in-kind securities which make periodic payments in the form of additional securities (as opposed to

A-2  Pegasus Funds

cash). Such obligations may have higher price volatility than those which require the payment of interest periodically. The Investment Adviser and Sub-Adviser will consider the liquidity needs of a fund when any investment in zero coupon obligations is made.
 Federal income tax law requires the holder of a zero coupon security or of certain pay-in-kind securities to accrue income with respect to these securities prior to the receipt of cash payments. To maintain its qualification as a regulated investment company and avoid liability for federal income taxes, each of the Funds and the Money Market Fund that invests in such securities may be required to distribute such income accrued with respect to these securities and may have to dispose of portfolio securities under disadvantageous circumstances in order to generate cash to satisfy these distribution requirements. Such fund will not be able to purchase additional income producing securities with cash used to make such distributions and its current income may be reduced as a result.

WHEN ISSUED PURCHASES AND FORWARD COMMITMENTS
The Funds and the Money Market Fund may purchase securities on a "when-issued" basis and may purchase or sell securities on a "forward commitment" basis. These transactions, which involve a commitment by a fund to purchase or sell particular securities with payment and delivery taking place at a future date (perhaps one or two months later), permit the fund to lock-in a price or yield on a security it owns or intends to purchase, regardless of future changes in interest rates. When-issued and forward commitment transactions involve the risk, however, that the yield obtained in a transaction may be less favorable than the yield available in the market when the securities delivery takes place. Each fund's forward commitments and when-issued purchases are not expected to exceed 25% of the value of its total assets absent unusual market conditions. A fund does not earn income with respect to these transactions until the subject securities are delivered to the fund. The Funds, and the Money Market Fund, do not intend to engage in when-issued purchases and forward commitments for speculative purposes but only in furtherance of their investment objectives.

FOREIGN SECURITIES
Investments by the Asset Allocation, Equity and Bond Funds and the Money Market Fund in foreign securities, with respect to certain foreign countries, expose them to the possibility of expropriation or confiscatory taxation, limitations on the removal of funds or other assets or diplomatic developments that could affect investment within those countries. Similarly, volume and liquidity in most foreign securities markets are less than in the United States and, at times, volatility of price can be greater than in the United States. In addition, there may be less publicly available information about a non-U.S. issuer, and non-U.S. issuers generally are not subject to uniform accounting and financial reporting standards, practices and requirements comparable to those applicable to U.S. issuers. Because of these and other factors, securities of foreign companies acquired by the funds may be subject to greater fluctuation in price than securities of domestic companies.
 Since foreign securities often are purchased with and payable in currencies of foreign countries, the value of these assets as measured in U.S. dollars may be affected favorably or unfavorably by changes in currency rates and exchange control regulations. Some currency exchange costs may be incurred when a fund changes investments from one country to another.
 Furthermore, some securities may be subject to brokerage taxes levied by foreign governments, which have the effect of increasing the costs of such investments and reducing the realized gain or increasing the realized loss on such securities at the time of sale. Income received by the funds from sources within foreign countries may be reduced by withholding or other taxes imposed by such countries. Tax conventions between certain countries and the United States, however, may reduce or eliminate such taxes. All such taxes paid by a fund will reduce its net income available for distribution to investors.

DEPOSITORY RECEIPTS
Each Asset Allocation and Equity Fund may invest in securities of foreign issuers in the form of American Depository Receipts ("ADRs"), European Depository Receipts ("EDRs") and similar securities representing securities of foreign issuers. These securities may not be denominated in the same currency as the securities they represent. ADRs are receipts typically issued by a United States bank or trust company evidencing ownership of the underlying foreign securities and are denominated in U.S. dollars. Certain such institutions issuing ADRs may not be sponsored by the issuer. A non-sponsored depository may not provide the same shareholder information that a sponsored depository is required to provide under its contractual arrangements with the issuer. EDRs are receipts issued by a European financial institution evidencing ownership of the underlying foreign securities and are generally denominated in foreign currencies. Generally, EDRs, in bearer form, are designed for use in the European securities markets.

SUPRANATIONAL BANK OBLIGATIONS
The Asset Allocation, Equity and Bond Funds and the Money Market Fund may invest in obligations of supranational banks. Supranational banks are international banking institutions designed or

                                                              Pegasus Funds  A-3
supported by national governments to promote economic reconstruction, development or trade between nations (e.g., the World Bank). Obligations of supranational banks may be supported by appropriated but unpaid commitments of their member countries and there is no assurance that these commitments will be undertaken or met in the future.

CONVERTIBLE SECURITIES
Each Fund may invest in convertible securities. A convertible security is a security that may be converted either at a stated price or rate within a specified period of time into a specified number of shares of common stock. By investing in convertible securities, a Fund seeks the opportunity, through the conversion feature, to participate in the capital appreciation of the common stock into which the securities are convertible, while earning higher current income than is available from the common stock. The High Yield Bond Fund does not limit convertible securities by rating, and there is no minimal acceptance rating for a convertible security to be purchased or held in the Fund. Therefore, the High Yield Bond Fund invests in convertible securities irrespective of their ratings. This could result in the High Yield Bond Fund purchasing and holding, without limit, convertible securities rated below investment grade by a Rating Agency.

SECURITIES OF INVESTMENT COMPANIES
Each Fund and the Money Market Fund may invest in securities issued by open-end (and closed-end for the Funds) investment companies which principally invest in securities in which such fund invests. Under the 1940 Act, a fund's investment in such securities, subject to certain exceptions, currently is limited to (i) 3% of the total voting stock of any one investment company, (ii) 5% of the fund's net assets with respect to any one investment company and (iii) 10% of the fund's net assets in the aggregate. Such purchases will be made in the open market where no commission or profit to a sponsor or dealer results from the purchase other than the customary brokers' commissions. As a shareholder of another investment company, each of the Funds and the Money Market Fund would bear, along with other shareholders, its pro rata portion of the other investment company's expenses, including advisory fees. These expenses would be in addition to the advisory and other expenses that a fund bears directly in connection with its own operations.

ASSET BACKED SECURITIES
Asset Backed Securities acquired by the Asset Allocation, Equity and Bond Funds consist of both mortgage and non-mortgage backed securities. Asset backed securities held by the Funds arise through the grouping by governmental, government-related and private organizations of loans, receivables and other assets originated by various lenders ("Asset Backed Securities"), as described below.
 The yield characteristics of Asset Backed Securities differ from traditional debt securities. A major difference is that the principal amount of the obligations may be prepaid at any time because the underlying assets (i.e. loans) generally may be prepaid at any time. As a result, if an Asset Backed Security is purchased at a premium, a prepayment rate that is faster than expected will reduce yield to maturity, while a prepayment rate that is slower than expected will have the opposite effect of increasing yield to maturity. Conversely, if an Asset Backed Security is purchased at a discount, faster than expected prepayments will increase, while slower than expected prepayments will decrease, yield to maturity. In calculating the average weighted maturity of the Funds, the maturity of Asset Backed Securities will be based on estimates of average life.
 Prepayments on Asset Backed Securities generally increase with falling interest rates and decrease with rising interest rates. Prepayment rates are also influenced by a variety of economic and social factors. In general, the collateral supporting non-mortgage backed securities is of shorter maturity than mortgage loans and is less likely to experience substantial prepayments. Like other fixed income securities, when interest rates rise the value of an Asset Backed Security with prepayment features may not increase as much as that of other fixed income securities, and, as noted above, changes in market rates of interest may accelerate or retard prepayments and thus affect maturities.
 These characteristics may result in higher level of price volatility for these assets under certain market conditions. In addition, while the trading market for short-term mortgages and Asset Backed Securities is ordinarily quite liquid, in times of financial stress the trading market for these securities sometimes becomes restricted.
 Mortgage backed securities represent an ownership interest in a pool of mortgages, the interest on which is in most cases issued and guaranteed by an agency or instrumentality of the U.S. Government, although not necessarily by the U.S. Government itself. Mortgage backed securities include collateralized mortgage obligations ("CMOs"), real estate investment trusts ("REITs") and mortgage pass-through certificates.
 CMOs provide the holder with a specified interest in the cash flow of a pool of underlying mortgages or other mortgage backed securities. Issuers of CMOs ordinarily elect to be taxed as pass-through entities known as real estate mortgage investment conduits ("REMICs"). CMOs are issued in multiple classes, each with a specified fixed or floating interest rate and a final distribution date. The relative payment rights of the various CMO classes may be structured in a variety of

A-4  Pegasus Funds
ways. The multiple class securities may be issued or guaranteed by U.S. Government agencies or instrumentalities, including the Government National Mortgage Association ("GNMA"), Federal National Mortgage Association ("FNMA") and Federal Home Loan Mortgage Corporation ("FHLMC"), or issued by trusts formed by private originators of, or investors in, mortgage loans. Classes in CMOs which the Funds may hold are known as "regular" interests. CMOs also issue "residual" interests, which in general are junior to and more volatile than regular interests. The Funds do not intend to purchase residual interests.
 Mortgage pass-through certificates provide the holder with a pro rata interest in the underlying mortgages. One type of such certificate in which the Funds may invest is a GNMA Certificate which is backed as to the timely payment of principal and interest by the full faith and credit of the U.S. Government. Another type is a FNMA Certificate, the principal and interest of which are guaranteed only by FNMA itself, not by the full faith and credit of the U.S. Government. Another type is a FHLMC Participation Certificate which is guaranteed by FHLMC as to timely payment of principal and interest. However, like a FNMA security, it is not guaranteed by the full faith and credit of the U.S. Government. Privately issued mortgage backed securities will carry a rating at the time of purchase of at least A by S&P or by Moody's or, if unrated, will be in the Investment Adviser's opinion equivalent in credit quality to such rating. Mortgage backed securities issued by private issuers, whether or not such obligations are subject to guarantees by the private issuer, may entail greater risk than obligations directly or indirectly guaranteed by the U.S. Government.
 The Funds may also invest in non-mortgage backed securities including interests in pools of receivables, such as motor vehicle installment purchase obligations and credit card receivables. Such securities are generally issued as pass-through certificates, which represent undivided fractional ownership interests in the underlying pools of assets. Such securities may also be debt instruments, which are also known as collateralized obligations and are generally issued as the debt of a special purpose entity organized solely for the purpose of owning such assets and issuing such debt. Non-mortgage backed securities are not issued or guaranteed by the U.S. Government or its agencies or instrumentalities.
 Non-mortgage backed securities involve certain risks that are not presented by mortgage backed securities. Primarily, these securities do not have the benefit of the same security interest in the underlying collateral. Credit card receivables are generally unsecured and the debtors are entitled to the protection of a number of state and federal consumer credit laws. Most issuers of motor vehicle receivables permit the servicers to retain possession of the underlying obligations. If the servicer were to sell these obligations to another party, there is a risk that the purchaser would acquire an interest superior to that of the holders of the related motor vehicle receivables. In addition, because of the large number of vehicles involved in a typical issuance and technical requirements under state laws, the trustee for the holders of the motor vehicle receivables may not have an effective security interest in all of the obligations backing such receivables. Therefore, there is a possibility that recoveries on repossessed collateral may not, in some cases, be able to support payments on these securities.

STRIPPED GOVERNMENT OBLIGATIONS
The Asset Allocation, Bond and Municipal Bond Funds and the Money Market Fund may purchase Treasury receipts and other "stripped" securities that evidence ownership in either the future interest payments or the future principal payments on U.S. Government obligations. These participations, which may be issued by the U.S. Government (or a U.S. Government agency or instrumentality) or by private issuers such as banks and other institutions, are issued at a discount to their "face value," and, for each fund other than the Money Market Fund, may include stripped mortgage backed securities ("SMBS"), which are derivative multi-class mortgage securities. Stripped securities, particularly SMBS, may exhibit greater price volatility than ordinary debt securities because of the manner in which their principal and interest are returned to investors.
 SMBS are usually structured with two classes that receive different proportions of the interest and principal distributions from a pool of mortgage backed obligations. A common type of SMBS will have one class receiving all of the interest, while the other class will receive all of the principal. However, in some instances, one class will receive some of the interest and most of the principal while the other class will receive most of the interest and the remainder of the principal. With respect to investments in interest only securities, should the underlying obligations experience greater than anticipated prepayments of principal, a Fund may fail to fully recoup its initial investment in these securities. The market value of the class consisting entirely of principal payments may be more volatile in response to change in interest rates. The yields on a class SMBS that receives all or most of the interest are generally higher than prevailing market yields on other mortgage backed obligations because their cash flow patterns are more volatile. For interest only securities, there is a greater risk that the initial investment will not be fully recouped.

RISKS RELATED TO LOWER-RATED SECURITIES
The Asset Allocation, Equity, International Bond and High Yield Bond Funds may purchase lower-rated securities (commonly known as junk bonds). While any

                                                              Pegasus Funds  A-5
investment carries some risk, some of the risks associated with lower-rated securities are different from the risks associated with investment grade securities. The risk of loss through default is greater because lower-rated securities are usually unsecured and are often subordinate to an issuer's other obligations. Additionally, the issuers of these securities frequently have high debt levels and are thus more sensitive to difficult economic conditions, individual corporate developments and rising interest rates. Consequently, the market price of these securities, and the net asset value of a fund's shares, may be quite volatile.
 RELATIVE YOUTH OF LOWER-RATED SECURITIES' MARKET. Because the market for lower-rated securities, at least in its present size and form, is relatively new, there remains some uncertainty about its performance level under adverse market and economic environments. An economic downturn or increase in interest rates could have a negative impact on both the market for lower-rated securities (resulting in a greater number of bond defaults) and the value of lower-rated securities held in a fund's portfolio.
 SENSITIVITY TO INTEREST RATE AND ECONOMIC CHANGES. The economy and interest rates can affect lower-rated securities differently than other securities. For example, the prices of lower-rated securities are more sensitive to adverse economic changes or individual corporate developments than are the prices of higher-rated investments. Also, during an economic downturn or a period in which interest rates are rising significantly, highly leveraged issuers may experience financial difficulties, which, in turn, would adversely affect their ability to service their principal and interest payment obligations, meet projected business goals and obtain additional financing. If the issuer of a security defaults, a fund may incur additional expenses to seek recovery. In addition, periods of economic uncertainty would likely result in increased volatility for the market prices of securities as well as a fund's net asset value. In general, both the prices and yields of lower-rated securities will fluctuate.
 LIQUIDITY AND VALUATION. In certain circumstances it may be difficult to determine a security's fair value due to a lack of reliable objective information. Such instances occur when there is not an established secondary market for the security or the security is thinly traded. As a result, a fund's valuation of a security and the price it is actually able to obtain when it sells the security could differ.
 Adverse publicity and investor perceptions, whether or not based on fundamental analysis, may decrease the values and liquidity of lower-rated securities held by a fund, especially in a thinly traded market. Illiquid or restricted securities held by a fund may involve special registration responsibilities, liabilities and costs, and could involve other liquidity and valuation difficulties.
 CONGRESSIONAL PROPOSALS. Current laws, as well as pending proposals, may have a material impact on the market for lower-rated securities.

MUNICIPAL AND RELATED OBLIGATIONS
Municipal Obligations that may be acquired by the Asset Allocation, Bond and Municipal Bond Funds may include general obligations, revenue obligations, notes and moral obligations bonds. Each of these Funds, other than the Municipal Bond Funds, currently intends to invest no more than 25% of its total assets in Municipal Obligations. General obligations are secured by the issuer's pledge of its full faith, credit and taxing power for the payment of principal and interest. Revenue obligations are payable only from the revenues derived from a particular facility, class of facilities or, in some cases, from the proceeds of a special excise or other specific revenue source such as the user of the facility being financed. Private activity bonds (i.e. bonds issued by industrial development authorities) are in most cases revenue securities and are not payable from the unrestricted revenues of the issuer. Consequently, the credit quality of a private activity bond is usually directly related to the credit standing of the private user of the facility involved. From time to time, a Municipal Bond Fund may invest more than 25% of the value of its total assets in industrial development bonds which, although issued by industrial development authorities, may be backed only by the assets and revenues of the nongovernmental users. The Municipal Bond Funds may invest without limitation in such Municipal Obligations if the Investment Adviser determines that their purchase is consistent with such Fund's investment objective. Although interest paid on private activity bonds is exempt from regular federal income tax, it may be treated as a specific tax preference item under the federal alternative minimum tax. Where a fund receives such interest, a proportionate share of its exempt-interest dividends also may be treated as a tax preference item to the recipient shareholders. See "Description of the Funds--Risk Factors--Municipal Obligations." See also "Taxes."
 Notes are short-term instruments which are obligations of the issuing municipalities or agencies and are sold in anticipation of a bond sale, collection of taxes or receipt of other revenues. Moral obligation bonds are normally issued by a special purpose public authority. If the issuer of a moral obligation bond is unable to meet its debt service obligations from current revenues, it may draw on a reserve fund, the restoration of which is a moral commitment but not a legal obligation of the state or municipality which created the issuer. Municipal Obligations also include municipal lease/purchase agreements which are similar to installment purchase contracts for property or equipment issued by municipalities. The funds will only invest in rated municipal lease/purchase agreements.

A-6  Pegasus Funds

 There are, of course, variations in the quality of Municipal Obligations both within a particular classification and between classifications, and the yields on Municipal Obligations depend upon a variety of factors, including general money market conditions, the financial condition of the issuer, general conditions of the municipal bond market, the size of a particular offering, the maturity of the obligation and the rating of the issue.
 Each Municipal Bond Fund may invest more than 25% of the value of its total assets in Municipal Obligations which are related in such a way that an economic, business or political development or change affecting one such security also would affect the other securities; for example, securities the interest upon which is paid from revenues of similar types of projects, or securities of issuers that are located in the same state. As a result, a Municipal Bond Fund may be subject to greater risk as compared to a fund that does not follow this practice.
 Certain municipal lease/purchase obligations in which the Municipal Bond Funds may invest may contain "non-appropriation" clauses which provide that the municipality has no obligation to make lease payments in future years unless money is appropriated for such purpose on a yearly basis. Although "non-appropriation" lease/purchase obligations are secured by the leased property, disposition of the leased property in the event of foreclosure might prove difficult. In evaluating the credit quality of a municipal lease/purchase obligation that is unrated, the Investment Adviser will consider, on an ongoing basis, a number of factors including the likelihood that the issuing municipality will discontinue appropriating funding for the leased property.
 Among other securities, the Municipal Bond Funds may purchase short-term Tax Anticipation Notes, Bond Anticipation Notes, Revenue Anticipation Notes and other forms of short-term loans. Such notes are issued with a short-term maturity in anticipation of the receipt of tax or other funds, the proceeds of bonds or other revenues.
 Opinions relating to the validity of Municipal Obligations and to the exemption of interest thereon from federal income tax are rendered by bond counsel to the respective issues at the time of issuance. Neither the Funds nor the Investment Adviser will review the proceedings relating to the issuance of Municipal Obligations or the bases for such opinions.

CUSTODIAL RECEIPTS AND CERTIFICATES OF PARTICIPATION
The Asset Allocation, Bond and Municipal Bond Funds and the Money Market Fund may purchase participations in trusts that hold U.S. Treasury securities (such as TIGRs and CATS) where the trust participations evidence ownership in either the future interest payments or the future principal payments on the U.S. Treasury obligations. These participations are normally issued at a discount to their "face value," and may exhibit greater price volatility than ordinary debt securities because of the manner in which their principal and interest are returned to investors.
 Securities acquired by the Municipal Bond Funds may be in the form of custodial receipts evidencing rights to receive a specific future interest payment, principal payment or both on certain Municipal Obligations. Such securities are held in custody by a bank on behalf of holders of the receipts. These custodial receipts are known by various names, including "Municipal Receipts," "Municipal Certificates of Accrual on Tax-Exempt Securities" ("M-CATS") and "Municipal Zero-Coupon Receipts." The Municipal Bond Funds may also purchase from time to time certificates of participation that, in the opinion of counsel to the issuer, are exempt from federal income tax. A certificate of participation gives a Fund an undivided interest in a pool of Municipal Obligations. Certificates of participation may have fixed, floating or variable rates of interest. If a certificate of participation is unrated, the Investment Adviser will have determined that the instrument is of comparable quality to those instruments in which the Investment Adviser may invest pursuant to guidelines approved by the Board of Trustees.

TENDER OPTION BONDS
The Municipal Bond Funds may hold tender option bonds, which are Municipal Obligations (generally held pursuant to a custodial arrangement) having a relatively long maturity and bearing interest at a fixed rate substantially higher than prevailing short-term tax exempt rates, that have been coupled with the agreement of a third party, such as a bank, broker-dealer or other financial institution, pursuant to which such institution grants the security holders the option, at periodic intervals, to tender their securities to the institution and receive the face value thereof. As consideration for providing the option, the financial institution receives periodic fees equal to the difference between the Municipal Obligation's fixed coupon rate and the rate, as determined by a remarketing or similar agent at or near the commencement of such period, that would cause the securities, coupled with the tender option, to trade at par on the date of such determination. Thus, after payment of this fee, the security holder effectively holds a demand obligation that bears interest at the prevailing short-term tax exempt rate. The Investment Adviser, on behalf of a Fund, will consider on an ongoing basis the assets of the issuer of the underlying Municipal Obligation, of any custodian and of the third party provider of the tender option. In certain instances and for certain tender option bonds, the option may be terminable in

                                                              Pegasus Funds  A-7
the event of a default in payment of principal or interest on the underlying Municipal Obligations and for other reasons.

STAND-BY COMMITMENTS
The Asset Allocation, Bond and Municipal Bond Funds may acquire "stand-by commitments" with respect to Municipal Obligations held in their portfolios. Under a stand-by commitment, a Fund obligates a broker, dealer or bank to repurchase, at the Fund's option, specified securities at a specified price and, in this respect, stand-by commitments are comparable to put options. The exercise of a stand-by commitment therefore is subject to the ability of the seller to make payment on demand. A Fund will acquire stand-by commitments solely to facilitate portfolio liquidity and does not intend to exercise its rights thereunder for trading purposes. A Fund may pay for stand-by commitments if such action is deemed necessary, thus increasing to a degree the cost of the underlying Municipal Obligation and similarly decreasing such securities yield to investors.

OPTIONS TRANSACTIONS
Each Fund is permitted to invest up to 5% of its assets, represented by the premium paid, in the purchase of call and put options. Options transactions are a form of derivative security.
 Each Fund is permitted to purchase call and put options in respect of specific securities (or groups or "baskets" of specific securities) in which the Fund may invest. A Fund may write (i.e., sell) covered call option contracts on securities owned by the Fund not exceeding 25% of the market value of its net assets at the time such option contracts are written. Each Fund also may purchase call options to enter into closing purchase transactions. The Funds also may write covered put option contracts to the extent of 25% of the value of their net assets at the time such option contracts are written. A call option gives the purchaser of the option the right to buy, and obligates the writer to sell, the underlying security at the exercise price at any time during the option period. Conversely, a put option gives the purchaser of the option the right to sell, and obligates the writer to buy, the underlying security at the exercise price at any time during the option period. A covered put option sold by a Fund exposes it during the term of the option to a decline in price of the underlying security or securities. A put option sold by a Fund is covered when, among other things, cash or liquid securities are placed in a segregated account with the Fund's custodian to fulfill the obligation undertaken.
 The Asset Allocation Funds, the International Equity Fund and the International Bond Fund may also purchase and sell call and put options on foreign currency for the purpose of hedging against changes in future currency exchange rates. Call options convey the right to buy the underlying currency at a price which is expected to be lower than the spot price of the currency at the time the option expires. Put options convey the right to sell the underlying currency at a price which is anticipated to be higher than the spot price of the currency at the time the option expires.
 Each Fund also may purchase cash-settled options on interest rate swaps, interest rate swaps denominated in foreign currency and equity index swaps. See "Interest Rate and Equity Index Swaps" below. A cash-settled option on a swap gives the purchaser the right, but not the obligation, in return for the premium paid, to receive an amount of cash equal to the value of the underlying swap as of the exercise date. These options typically are purchased in privately negotiated transactions from financial institutions, including securities brokerage firms.
 Each Fund may purchase and sell call and put options on stock indexes listed on U.S. securities exchanges or traded in the over-the-counter market. A stock index fluctuates with changes in the market values of the stocks included in the index. Because the value of an index option depends upon movements in the level of the index rather than the price of a particular stock, whether a Fund will realize a gain or loss from the purchase or writing of options on an index depends upon movements in the level of stock prices in the stock market generally or, in the case of certain indices, in an industry or market segment, rather than movements in the price of a particular stock.

FUTURES CONTRACTS AND OPTIONS ON FUTURES CONTRACTS
Each Fund may enter into futures contracts and options on future contracts. The Equity Funds may enter into stock index futures contracts and all Funds may enter into interest rate futures contracts and currency futures contracts, and options with respect thereto. See "Options Transactions" above. These transactions will be entered into as a substitute for comparable market positions in the underlying securities or for hedging purposes. A Fund may not engage in such transactions if the sum of the amount of initial margin deposits and premiums paid for unexpired commodity options, other than for bona fide hedging transactions, would exceed 5% of the liquidation value of the Fund's assets, after taking into account unrealized profits and unrealized losses on such contracts it has entered into; provided, however, that in the case of an option that is in-the-money at the time of purchase, the in-the-money amount may be excluded in calculating the 5%. To the extent a Fund engages in the use of futures and options on futures for other than bona fide hedging purposes, the Fund may be subject to additional risk. Although none of these Funds would be a commodity pool, each would be subject to rules of the CFTC limiting the extent to which it could engage in these transactions.

A-8  Pegasus Funds

Futures and options transactions are a form of derivative security. In addition, in such situations, if the Fund has insufficient cash, it may have to sell securities to meet daily variation margin requirements. Such sales of securities may, but will not necessarily, be at increased prices which reflect the rising market. A Fund may have to sell securities at a time when it may be disadvantageous to do so.

FOREIGN CURRENCY TRANSACTIONS
The Asset Allocation, International Equity and International Bond Funds may engage in currency exchange transactions either on a spot (i.e., cash) basis at the rate prevailing in the currency exchange market, or through entering into forward contracts to purchase or sell currencies. A forward currency exchange contract involves an obligation to purchase or sell a specific currency at a future date, which must be more than two days from the date of the contract, at a price set at the time of the contract. These contracts are entered into in the interbank market conducted directly between currency traders (typically commercial banks or other financial institutions) and their customers. They may be used to reduce the level of volatility caused by changes in foreign currency exchange rates or when such transactions are economically appropriate for the reduction of risks in the ongoing management of the Funds. Although forward currency exchange contracts may be used to minimize the risk of loss due to a decline in the value of the hedged currency, at the same time they tend to limit any potential gain that might be realized should the value of such currency increase. The Funds also may combine forward currency exchange contracts with investments in securities denominated in other currencies.
 Each of these Funds also may maintain short positions in forward currency exchange transactions, which would involve it agreeing to exchange an amount of a currency it did not currently own for another currency at a future date in anticipation of a decline in the value of the currency sold relative to the currency the Fund contracted to receive in the exchange.

OPTIONS ON FOREIGN CURRENCY
The Asset Allocation Funds, the International Equity Fund and the International Bond Fund may purchase and sell call and put options on foreign currency for the purpose of hedging against changes in future currency exchange rates. Call options convey the right to buy the underlying currency at a price which is expected to be lower than the spot price of the currency at the time the option expires. Put options convey the right to sell the underlying currency at a price which is anticipated to be higher than the spot price of the currency at the time the option expires. The Funds may use foreign currency options for the same purposes as forward currency exchange and futures transactions, as described herein. See also "Options" and "Currency Futures and Options on Currency Futures" below.

RISKS ASSOCIATED WITH FUTURES, OPTIONS AND FOREIGN CURRENCY TRANSACTIONS AND OPTIONS
To the extent a Fund is engaging in a futures or option transaction as a hedging device, due to the risk of an imperfect correlation between securities in its portfolio that are the subject of a hedging transaction and the futures contract or option used as a hedging device, it is possible that the hedge will not be fully effective. In futures contracts and options based on indices, the risk of imperfect correlation increases as the composition of the Fund varies from the composition of the index. In an effort to compensate for the imperfect correlation of movements in the price of the securities being hedged and movements in the price of contracts, the Fund may buy or sell futures contracts and options in a greater or lesser dollar amount than the dollar amount of the securities being hedged if the historical volatility of the futures contract has been less or greater than that of the securities. Such "over hedging" or "under hedging" may adversely affect the Fund's net investment results if market movements are not as anticipated when the hedge is established.
 Successful use of futures and options by a Fund also is subject to the Investment Adviser's or Sub-Adviser's ability to predict correctly movements in the direction of securities prices, interest rates, currency exchange rates and other economic factors. In addition, in such situations, if the Fund has insufficient cash, it may have to sell securities to meet daily variation margin requirements. Such sales of securities may, but will not necessarily, be at increased prices which reflect the rising market. The Fund may have to sell securities at a time when it may be disadvantageous to do so.
 Although a Fund intends to enter into futures contracts and options transactions only if there is an active market for such contracts, no assurance can be given that a liquid market will exist for any particular contract at any particular time. See "Illiquid Securities" above. Many futures exchanges and boards of trade limit the amount of fluctuation permitted in futures contract prices during a single trading day. Once the daily limit has been reached in a particular contract, no trades may be made that day at a price beyond that limit or trading may be suspended for specified periods during the trading day. Futures contracts prices could move to the limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of futures positions and potentially subjecting the Fund to substantial losses. If it is not possible, or the Fund determines not, to close a futures position in anticipation of adverse price movements, the Fund will be required to make daily cash payments of variation margin. In such circumstances, an increase in the value of the portion of the portfolio being

                                                              Pegasus Funds  A-9
hedged, if any, may offset partially or completely losses on the futures contract.
 Currency exchange rates may fluctuate significantly over short periods of time. They generally are determined by the forces of supply and demand in the foreign exchange markets and the relative merits of investments in different countries, actual or perceived changes in interest rates and other complex factors as seen from an international perspective. Currency exchange rates also can be affected unpredictably by intervention by U.S. or foreign governments or central banks, or the failure to intervene, or by currency controls or political developments in the United States or abroad. The foreign currency market offers less protection against defaults in the forward trading of currencies than is available when trading in currencies occurs on an exchange. Since a forward currency contract is not guaranteed by an exchange or clearinghouse, a default on the contract would deprive the Fund of unrealized profits or force the Fund to cover its commitments for purchase or resale, if any, at the current market price.
 Unlike trading on domestic commodity exchanges, trading on foreign commodity exchanges is not regulated by the CFTC and may be subject to greater risks than trading on domestic exchanges. For example, some foreign exchanges are principal markets so that no common clearing facility exists and a trader may look only to the broker for performance on the contract. In addition, unless the Fund hedges against fluctuations in the exchange rate between the U.S. dollar and the currencies in which trading is done on foreign exchanges, any profits that the Fund might realize in trading could be eliminated by adverse changes in the exchange rate, or the Fund could incur losses as a result of those changes. Transactions on foreign exchanges may include both commodities which are traded on domestic exchanges and those which are not.

INTEREST RATE AND EQUITY INDEX SWAPS
Each Fund may enter into interest rate swaps and equity index swaps, to the extent described under "Description of the Funds--Management Policies," in pursuit of their respective investment objectives. Interest rate swaps involve the exchange by a Fund with another party of their respective commitments to pay or receive interest (for example, an exchange of floating-rate payments for fixed-rate payments). Equity index swaps involve the exchange by a Fund with another party of cash flows based upon the performance of an index or a portion of an index which usually includes dividends. In each case, the exchange commitments can involve payments to be made in the same currency or in different currencies. Swaps are a form of derivative security.
 Each Fund usually will enter into swaps on a net basis. In so doing, the two payment streams are netted out, with the Fund receiving or paying, as the case may be, only the net amount of the two payments. If a Fund enters into a swap, it would maintain a segregated account in the full amount accrued on a daily basis of the Fund's obligations with respect to the swap. The Funds will enter into swap transactions with counterparties only if: (1) for transactions with maturities under one year, such counterparty has outstanding short-term paper rated at least A-1 by S&P, Prime-1 by Moody's, F-1 by Fitch or Duff-1 by Duff, or (2) for transactions with maturities greater than one year, the counterparty has outstanding debt securities rated at least Aa by Moody's or AA by S&P, Fitch or Duff.
 The use of swaps is a highly specialized activity which involves investment techniques and risks different from those associated with ordinary portfolio security transactions. There is no limit on the amount of swap transactions that may be entered into by a Fund. These transactions do not involve the delivery of securities or other underlying assets or principal. Accordingly, the risk of loss with respect to swaps is limited to the net amount of payments that a Fund is contractually obligated to make. If the other party to a swap defaults, the relevant Fund's risk of loss consists of the net amount of payments that such Fund contractually is entitled to receive.

RESTRICTED AND ILLIQUID SECURITIES
Each Fund and the Money Market Fund will not invest more than 15% (10% for the Money Market Fund) of the value of their respective total net assets in securities that are illiquid. Securities having legal or contractual restrictions on resale and with no readily available market, and instruments (including repurchase agreements, variable and floating rate instruments and time deposits) that do not provide for payment to the Funds within seven days after notice are subject to this limitation. Securities that have legal or contractual restrictions on resale but have a readily available market are not deemed to be illiquid for purposes of this limitation.
 The Funds and the Money Market Fund may purchase securities which are not registered under the Securities Act of 1933, as amended (the "1933 Act"), but which can be sold to "qualified institutional buyers" in accordance with Rule 144A under the 1933 Act. Any such security will not be considered to be illiquid so long as it is determined by the Board of Trustees or the Investment Adviser, acting under guidelines approved and monitored by the Board, that an adequate trading market exists for that security. This investment practice could have the effect of increasing the level of illiquidity in a Fund and the Money Market Fund during any period that qualified institutional buyers become uninterested in purchasing these restricted securities. The ability to sell to qualified

A-10  Pegasus Funds
institutional buyers under Rule 144A is a recent development, and it is not possible to predict how this market will develop. The Board of Trustees will carefully monitor any investments by a fund in these securities.

PORTFOLIO TURNOVER
Generally, the Funds will purchase securities for capital appreciation or investment income, or both, and not for short-term trading profits. However, a Fund may sell a portfolio investment soon after its acquisition if the Investment Adviser or Sub-Adviser believes that such a disposition is consistent with or in furtherance of the Fund's investment objective. Fund investments may be sold for a variety of reasons, such as more favorable investment opportunities or other circumstances. As a result, such Funds are likely to have correspondingly greater brokerage commissions and other transaction costs which are borne indirectly by shareholders. Portfolio turnover may also result in the realization of substantial net capital gains.

 Asset reallocation decisions for the Asset Allocation Funds typically will occur on a monthly basis. However, if market conditions warrant, the Investment Adviser may make more frequent reallocation decisions which will result in a higher portfolio turnover rate. The Asset Allocation Funds will purchase or sell shares of the Underlying Funds: (a) to accommodate purchases and redemptions of each Asset Allocation Fund's shares; (b) in response to market or other economic conditions; and (c) to maintain or modify the allocation of each Asset Allocation Fund's assets among the Underlying Funds within its target asset allocation ranges. See "Taxes--Federal" in the Prospectus and "Additional Information Concerning Taxes" in the Statement of Additional Information. While it is not possible to accurately predict portfolio turnover rates, the annual turnover rates for the Market Expansion Index Fund and Short Municipal Bond Fund are not expected to exceed 100% and 100%, respectively.

                                                              Pegasus Funds A-11

Debt Ratings

CORPORATE BOND RATINGS
Excerpts from Moody's description of its corporate bond ratings: Aaa--judged to be the best quality, carry the smallest degree of investment risk and are generally referred to as "gilt edged"; Aa--judged to be of high quality by all standards; A--deemed to have many favorable investment attributes and considered as upper medium grade obligations; Baa--considered as medium grade obligations, i.e. they are neither highly protected nor poorly secured; Ba, B, Caa, Ca, C--protection of interest and principal payments is questionable (Ba indicates some speculative elements, B represents bonds that generally lack characteristics of the desirable investment, Caa represents bonds which are in poor standing, Ca represents a high degree of speculation and C represents the lowest rated class of bonds); Caa, Ca and C bonds may be in default. Moody's applies numerical modifiers 1, 2 and 3 in each generic classification from Aa to B in its bond rating systems. The modifier 1 indicates that the security ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issue ranks at the lower end of its generic rating category.

 An S&P corporate debt rating is a current assessment of the creditworthiness of an obligor with respect to a specific obligation. Debt rated "AAA" has the highest rating assigned by S&P. The obligor's capacity to meet its financial commitment on the obligation is extremely strong. Debt rated "AA" is considered to have a very strong capacity to pay interest and to repay principal and differs from the highest rated issues only in small degree. Debt rated "A" is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rated categories. The obligor's capacity to meet its financial commitment on the obligation is still strong. Debt rated "BBB" exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation. Debt rated "BB," "B," "CCC," "CC" or "C" is regarded as having significant speculative characteristics. "BB" indicates the least degree of speculation and "C" the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major risk exposures to adverse conditions. Debt rated "D" is in payment default. This rating is used when payments on an obligation are not made on the date due, even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. The "D" rating is also used upon the filing of a bankruptcy petition or the taking of similar action if payments on an obligation are jeopardized. The ratings from "AA" to "CCC" may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

 Excerpts from Fitch's description of its corporate bond ratings: "AAA"-- considered to be investment grade and of the highest credit quality. The obligor has an exceptionally strong ability to pay interest and repay principal, which is unlikely to be affected by reasonably forseeable events; "AA"--judged to be investment grade and of very high credit quality. Although the obligor's ability to pay interest and repay principal is very strong, it is not quite as strong as bonds rated "AAA"; "A"--considered investment grade and of high credit quality. Although the obligor's ability to pay interest and repay principal is considered to be strong, it may be somewhat more vulnerable to adverse changes in economic conditions and circumstances than bonds with higher ratings; "BBB" is considered to be investment grade and of satisfactory credit quality with an adequate obligors ability to pay interest and repay principal although adverse changes in economic conditions and circumstances are more likely to have an adverse impact and impair timely payment than for higher rated categories; "BB," "B," "CCC," "CC," "C," " DDD," "DD," and "D"--regarded as speculative investments. The ratings "BB" to "C" represent the likelihood of timely payment of principal and interest in accordance with the terms of obligation for bond issues not in default. For defaulted bonds, the rating "DDD" to "D" is an assessment of the ultimate recovery value through reorganization or liquidation of the obligor. The ratings from "AA" to "C" may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.
 The following summarizes the ratings used by Duff for corporate debt. Debt rated "AAA" is of the highest credit quality. The risk factors are negligible, being only slightly more than for risk-free U.S. Treasury debt. Debt rated "AA" is of high credit quality. Protection factors are strong. Risk is modest but may vary slightly from time to time because of economic conditions. Debt rated "A" has protection factors which are average but adequate. However, risk factors are more variable and greater in periods of economic stress. Debt rated "BBB" possess below average protection factors but such protection factors are still considered sufficient for prudent investment. Considerable variability in risk is present during economic cycles. Debt rated below "BBB" is considered to be below investment grade. Although below investment grade, debt rated "BB" is deemed likely to meet obligations when due. Debt rated "B" possesses the risk that obligations will not be met when due. Debt rated "CCC" is well below investment grade and has considerable uncertainty as to timely

                                                              Pegasus Funds  B-1
payment of principal, interest or preferred dividends. Debt rated "DD" represents defaulted obligations. To provide more detailed indications of credit quality, the "AA," "A," "BBB," "BB" and "B" ratings may be modified by the addition of a plus or minus sign to show relative standing within these major categories.

COMMERCIAL PAPER RATINGS

A S&P commercial paper rating is a current assessment of the likelihood of timely payment of debt having an original maturity of no more than 365 days. The designation "A-1" indicates the degree of safety regarding timely payment is considered to be strong. Those issues determined to possess extremely strong safety characteristics are denoted with a plus (+) sign designation. The designation "A-2" indicates the capacity for timely payment is satisfactory, however, the relative degree of safety is very strong it is not as high as for issues designated "A-1." The designation "A-3" indicates the capacity for timely payment; however, they are more vulnerable to the adverse effects of changes in circumstances than obligations carrying the higher designations. The designation "B" indicates that the issue has only a speculative capacity for timely payment. The designation "C" indicates that the issue has a doubtful capacity for payment. Commercial paper rated "D" indicates that the issue is in payment default. The "D" rating category is used when interest payments of principal payments are not made on the date due, even if the applicable grace period has not expired, unless S&P believes such payments will be made during such grace period. Moody's commercial paper ratings are opinions of the ability of issuers to repay punctually senior debt obligations not having an original maturity in excess of one year, unless explicitly noted. The rating "Prime-1" is the highest commercial paper rating assigned by Moody's. Issuers (or related supporting institutions) rated "Prime-1" are considered to have a superior ability for repayment of senior short-term debt obligations. Issuers (or related supporting institutions) rated "Prime-2" are considered to have a strong ability for repayment of senior short-term debt obligations. Issuers (or related supporting institutions) rated "Prime 3" are considered to have an acceptable ability for repayment of senior short-term debt obligations. Moody's uses the designation "Not Prime" for issuers that do not fall within any of the Prime rating categories.

 Fitch short-term ratings apply to debt obligations that are payable on demand or have original maturities of up to three years. The designation "F-1" indicates that the securities possess very strong credit quality. Those securities determined to possess exceptionally strong credit quality are denoted with a plus (+) sign designation. Securities rated "F-2" are considered to possess good credit quality. Issues assigned this rating have a satisfactory degree of assurance for timely payment. Securities rated "F-3" possess fair credit quality. Issues assigned this rating have characteristics suggesting that the degree of assurance for timely payment is adequate; however, near term adverse changes could cause these securities to be rated below investment grade. Securities rated "F-S" possess weak credit quality. Securities rated "D" are in actual or imminent payment default.

 The three highest rating categories of Duff for short-term debt are "D-1," "D-2" and "D-3." Duff employs three designations, "D-1+," "D-1" and "D-1-," within the highest rating category. "D-1+" indicates highest certainty of timely payment. Short-term liquidity, including internal operating factors and/or access to alternative sources of funds, is outstanding, and safety is just below risk-free U.S. Treasury short-term obligations. "D-1" indicates very high certainty of timely payment. Liquidity factors are excellent and supported by good fundamental protection factors. Risk factors are minor. "D-1-" indicates high certainty of timely payment. Liquidity factors are strong and supported by good fundamental protection factors. Risk factors are very small. "D-2" indicates good certainty of timely payment. Liquidity factors and company fundamentals are sound. Although ongoing funding needs may enlarge total financing requirements, access to capital markets is good. Risk factors are small. "D-3" indicates satisfactory liquidity and other protection factors qualify issues as investment grade. Risk factors are larger and subject to more variation. Nevertheless, timely payment is expected. D&P may also rate short-term municipal debt as "D-4" or "D-5." "D-4" indicates speculative investment characteristics. "D-5" indicates that the issuer has failed to meet scheduled principal and/or interest payments.

UNRATED SECURITIES
Unrated securities are securities which have not been rated by a nationally recognized statistical rating organization.

B-2  Pegasus Funds

                      STATEMENT OF ADDITIONAL INFORMATION


                              _______, 1997

                                      for

                      CLASS A, CLASS B AND CLASS I SHARES

                                     OF THE

                        MANAGED ASSETS CONSERVATIVE FUND
                          MANAGED ASSETS BALANCED FUND
                           MANAGED ASSETS GROWTH FUND
                               EQUITY INCOME FUND
                                  GROWTH FUND
                            MID-CAP OPPORTUNITY FUND
                           SMALL-CAP OPPORTUNITY FUND
                              INTRINSIC VALUE FUND
                             GROWTH AND VALUE FUND
                               EQUITY INDEX FUND

                          MARKET EXPANSION INDEX FUND
                           INTERNATIONAL EQUITY FUND
                             INTERMEDIATE BOND FUND
                                   BOND FUND
                                SHORT BOND FUND

                            MULTI SECTOR BOND FUND
                                  INCOME FUND
                            INTERNATIONAL BOND FUND
                              HIGH YIELD BOND FUND
                              MUNICIPAL BOND FUND

                           SHORT MUNICIPAL BOND
                        INTERMEDIATE MUNICIPAL BOND FUND
                          MICHIGAN MUNICIPAL BOND FUND

                                       of

                                 PEGASUS FUNDS

                                 P.O. Box 5142
                        Westborough, Massachusetts 01581
                                 (800) 688-3350


          This Statement of Additional Information ("Additional Statement") is meant to be read in conjunction with Pegasus Funds' Prospectuses dated June 30, 1997 and ____ __,

1997 pertaining to all or some of the classes of shares of the Funds listed above (each, a "Prospectus" and together, the "Prospectuses") (each, a "Fund" and collectively, the "Funds"), as it may be revised from time to time, and is incorporated by reference in its entirety into such Prospectuses. Because this Additional Statement is not itself a prospectus, no investment in shares of the Funds should be made solely upon the information contained herein. Copies of the Funds' Prospectuses may be obtained from any office of the Distributor by writing or calling the Distributor or the Trust at the address or telephone number listed above. Capitalized terms used but not defined herein have the same meanings as in the Prospectuses.

                               TABLE OF CONTENTS
                               -----------------

                                                                           Page
                                                                           ----
The Trust...............................................................     1

Investment Objectives, Policies and Risk Factors........................     1

Additional Purchase and Redemption Information..........................    25

Description of Shares...................................................    30

Additional Information Concerning Taxes.................................    39

Management..............................................................    43

Independent Auditors....................................................    58

Counsel.................................................................    58

Additional Information on Performance...................................    58

Appendix A..............................................................   A-1

Appendix B..............................................................   B-1

                                   THE TRUST


          The Pegasus Funds (the "Trust"), formerly "The Woodward Funds," was organized as a Massachusetts business trust on April 21, 1987. As of the date of this Additional Statement, the Trust consisted of thirty-one separate funds, of which twenty-two Funds are covered by this Additional Statement.

          During the period August 23, 1996 through September 23, 1996, various funds of the Trust, The Prairie Funds, Prairie Intermediate Bond Fund and Prairie Municipal Bond Fund, Inc. reorganized pursuant to an agreement and plan of reorganization (the "Reorganization"). Certain of the information contained in this Additional Statement includes information about a Fund's predecessor Prairie Fund, Prairie Intermediate Bond Fund or the Prairie Municipal Bond Fund, Inc.

          In connection with the Reorganization, the Balanced Fund changed its name to the "Managed Assets Balanced Fund," the Capital Growth Fund changed its name to the "Growth Fund," the Opportunity Fund changed its name to the "Mid-Cap Opportunity Fund" and the Growth/Value Fund changed its name to the "Growth and Value Fund." References in this Additional Statement are to a Fund's current name.

                INVESTMENT OBJECTIVES, POLICIES AND RISK FACTORS

          The following policies supplement the Funds' respective investment objectives and policies as set forth in the Prospectus.

Additional Information on Fund Instruments
------------------------------------------

Ratings Information
-------------------

          Attached to this Additional Statement is Appendix A which contains descriptions of the rating symbols used by Rating Agencies for securities in which the Funds and the Money Market Fund may invest.

Portfolio Transactions
----------------------

          Subject to the general supervision of the Trust's Board of Trustees, the Investment Adviser is responsible for, making decisions with respect to, and placing orders for all purchases and sales of portfolio securities for each Fund and the Money Market Fund. Federated Investment Counseling ("Federated" or the "Sub-Adviser") is the sub-adviser to the High Yield Bond Fund and, subject to the general supervision of the Investment Adviser, is responsible for, making decisions with respect to, and placing orders for all purchases and sales of portfolio securities for this Fund.

          The annualized portfolio turnover rate for each Fund and the Money Market Fund is calculated by dividing the lesser of purchases or sales of portfolio securities for the reporting period by the monthly average value of the portfolio securities owned during the reporting period. The calculation excludes all securities, including options, whose maturities or expiration dates at the time of acquisition are one year or less. Portfolio turnover may vary greatly from year to year as well as within a particular year, and may be affected by cash requirements for redemption of shares and by requirements which enable the Funds and the Money Market Fund to receive favorable tax treatment. Portfolio turnover will not be a limiting factor in making portfolio decisions, and the Funds and the Money Market Fund may engage in short term trading to achieve their respective investment objectives.

          For the fiscal years or periods indicated, the portfolio turnover rates for the Funds were as follows:



Year or Period Ended

                                             December 31,   December 31,
                                                 1996           1995
                                             ------------   ------------

Managed Assets Conservative Fund/(1)/           63.41%          8.23%
Managed Assets Balanced Fund                    50.50%         31.76%
Managed Assets Growth Fund                       0.00%            --
Equity Income Fund                              61.41%         44.07%
Growth Fund/(2)/                                61.95%        106.02%
Mid-Cap Opportunity Fund                        34.87%         53.55%
Small-Cap Opportunity Fund                      93.82%         38.89%
Intrinsic Value Fund                            34.24%         45.55%
Growth and Value Fund/(3)/                      43.21%         26.80%
Equity Index Fund                               12.25%         10.66%
International Equity Fund                        6.37%          2.09%
Intermediate Bond Fund                          31.62%         36.47%
Bond Fund                                       24.92%         41.91%
Short Bond Fund/(3)/                           109.58%         30.94%
Multi Sector Bond Fund/(4)/                    103.93%        173.26%
International Bond Fund                         97.82%         48.03%
Municipal Bond Fund                             64.51%         69.31%
Intermediate Municipal Bond Fund                52.95%         44.75%
Michigan Municipal Bond Fund                    24.49%         26.97%


___________________________________

(1) Increase in portfolio turnover is due to the realignment of the Fund into a fund-of-funds structure.

(2) Increase in portfolio turnover is due to a realignment of the portfolio in connection with the Reorganization.

(3) Increase in portfolio turnover reflects the efforts to take advantage of increased market opportunities.

(4)  Decrease in portfolio turnover is due to fewer market opportunities.

          Purchases of money market instruments are made from dealers, underwriters and issuers. The Funds and the Money Market Fund currently do not expect to incur any brokerage commission expense on such transactions because money market instruments are generally traded on a "net" basis acting as principal for their own accounts without a stated commission. The price of the security, however, usually includes a profit to the dealer. Securities purchased in underwritten offerings include a fixed amount of compensation to the underwriter, generally referred to as the underwriter's concession or discount. When securities are purchased directly from or sold directly to an issuer, no commissions or discounts are paid.

     Transactions on U.S. stock exchanges involve the payment of negotiated brokerage commissions. On exchanges on which commissions are negotiated, the cost of transactions may vary among different brokers. Transactions in the over-the-counter market are generally on a net basis (i.e., without commission) through dealers, or otherwise involve transactions directly with the issuer of an instrument.

     The Funds and the Money Market Fund may participate, if and when practicable, in bidding for the purchase of portfolio securities directly from an issuer in order to take advantage of the lower purchase price available to members of a bidding group. A Fund and the Money Market Fund will engage in this practice, however, only when the Investment Adviser or Sub-Adviser, in its sole discretion, believes such practice to be otherwise in the fund's interests.

     Total brokerage commissions paid by the Funds for the fiscal years or periods ended December 31, 1996, 1995 and 1994 were as follows:

                                    December 31,   December 31,   December 31,
                                        1996           1995           1994
                                    ------------   ------------   ------------
Managed Assets Conservative Fund      $ 19,830       $ 13,601       $ 47,110
Managed Assets Balanced Fund          $126,292       $ 81,178       $123,890
Managed Assets Growth Fund            $      0          N/A            N/A
Equity Income Fund                    $ 93,874       $379,012          N/A
Growth Fund                           $113,467       $929,747          N/A
Mid-Cap Opportunity Fund              $621,056       $866,286       $683,613
Small-Cap Opportunity Fund            $114,320       $178,632          N/A
Intrinsic Value Fund                  $214,355       $209,816       $325,912
Growth and Value Fund                 $729,368       $504,214       $519,412
Equity Index Fund                     $282,069       $137,443       $169,830
International Equity Fund             $358,776       $ 72,856       $  4,492


     The Bond Funds and Municipal Bond Funds as well as the Money Market Fund incurred no brokerage commissions for the fiscal years or periods ended December 31, 1996, 1995 and 1994. Prior to November 20, 1996, the Managed Assets Conservative and Managed

Assets Balanced Funds invested directly in portfolio securities. After such date, the Asset Allocation Funds began investing in shares of the Underlying Funds.

     The Advisory and Sub-Advisory Agreements provide that, in executing portfolio transactions and selecting brokers or dealers, the Investment Adviser or Sub-Adviser will seek to obtain the best overall terms available for each Fund and the Money Market Fund. In assessing the best overall terms available for any transaction, the Investment Adviser or Sub-Adviser shall consider factors it deems relevant, including the breadth of the market in the security, the price of the security, the financial condition and execution capability of the broker or dealer, and the reasonableness of the commission, if any, both for the specific transaction and on a continuing basis. In addition, the Agreement authorizes the Investment Adviser or Sub-Adviser to cause a Fund and the Money Market Fund to pay a broker-dealer which furnishes brokerage and research services a higher commission than that which might be charged by another broker-dealer for effecting the same transaction, provided that the Investment Adviser or Sub-Adviser determines in good faith that such commission is reasonable in relation to the value of the brokerage and research services provided by such broker-dealer, viewed in terms of either the particular transaction or the overall responsibilities of the Investment Adviser or Sub-Adviser to the Funds and the Money Market Fund. Such brokerage and research services might consist of reports and statistics relating to specific companies or industries, general summaries of groups of stocks or bonds and their comparative earnings and yields, or broad overviews of the stock, bond and government securities markets and the economy.

     For the fiscal year or period ended December 31, 1996, the Investment Adviser, on behalf of the Funds and the Money Market Fund, directed brokerage transactions to broker-dealers in return for the provision of investment information or services as stated above as follows:

                                                         Aggregate
                         Fund                           Commissions
                         ----                           -----------
         Managed Assets Conservative Fund/(1)/            $  6,019
         Managed Assets Balanced Fund                     $ 73,565
         Managed Assets Growth Fund                             --
         Equity Income Fund/(1)/                          $ 11,243
         Growth Fund/(1)/                                 $  6,980
         Mid-Cap Opportunity Fund                         $ 86,401
         Small-Cap Opportunity Fund/(1)/                  $ 23,195
         Intrinsic Value Fund                             $ 30,772
         Growth and Value Fund                            $158,428
         Equity Index Fund                                      --
         International Equity Fund                              --
         International Equity Fund                              --


         Bond Fund                                              --
         Short Bond Fund                                        --
         Multi Sector Bond Fund                                 --
         International Bond Fund                                --
         Municipal Bond Fund                                    --
         Intermediate Municipal Bond Fund                       --
         Michigan Municipal Bond Fund                           --
         Money Market Fund                                      --



---------------------------

(1) Commissions paid after the Reorganization with respect to such Fund (see "The Trust").


     Supplementary research information so received is in addition to, and not in lieu of, services required to be performed by the Investment Adviser or Sub-Adviser and does not reduce the advisory fees payable by the Funds and the Money Market Fund. The Trustees will periodically review any commissions paid to consider whether the commissions paid over representative periods of time appear to be reasonable in relation to the benefits. It is possible that certain of the supplementary research or other services received will primarily benefit one or more other investment companies or other accounts for which investment discretion is exercised by the Investment Adviser or Sub-Adviser. Conversely, a Fund, or the Money Market Fund, may be the primary beneficiary of the research or services received as a result of portfolio transactions effected for such other account or investment company.

     The Trust will not execute portfolio transactions through, acquire portfolio securities issued by, make savings deposits in or enter into repurchase or reverse repurchase agreements with the Investment Adviser, the Sub-Adviser, the Distributor or an affiliated person of any of them (as such term is defined in the 1940 Act) acting as principal, except to the extent permitted under the 1940 Act by the SEC or its staff. In addition, a Fund or the Money Market Fund, will not purchase securities during the existence of any underwriting or selling group relating thereto of which the Distributor, the Investment Adviser or the Sub-Adviser, or an affiliated person of any of them, is a member, except to the extent permitted under the 1940 Act. Under certain circumstances, the Funds and the Money Market Fund may be at a disadvantage because of these limitations in comparison with other investment companies which have similar investment objectives but are not subject to such limitations.

     Investment decisions for each Fund and the Money Market Fund are made independently from those for the other Funds and for any other investment companies and accounts advised or managed by the Investment Adviser or Sub-Adviser. Such other investment companies and accounts may also invest in the same securities as the Funds and the Money Market Fund. To the extent permitted by law, the Investment Adviser or Sub-Adviser may aggregate the securities to be sold or purchased for the Funds and the Money Market Fund with those to be sold or purchased for other investment companies or accounts in executing transactions. When a purchase or sale of the same security is made at substantially the same time on behalf of one or more of the Funds and another investment company or account, the transaction will be averaged as to price and available investments allocated as to amount, in a manner which the Investment Adviser or Sub-Adviser believes to be equitable to each Fund, the Money Market Fund and such other investment company or account. In some instances, this investment procedure may adversely affect the price paid or received or the size of the position obtained or sold.


Investment Techniques
---------------------

Asset Allocation Funds
----------------------

     In order to achieve its investment objective, each Asset Allocation Fund will typically invest its assets in the Underlying Funds, within a predetermined target asset allocation range, as set forth in the Prospectus under "Description of the Fund - Investment Objectives and Policies - Asset Allocation Funds." Substantially all of the assets of the Managed Assets Balanced Fund are currently generally invested directly in the same types of underlying securities as are permissible investments for the Underlying Funds. Except as set forth in the Prospectus, the Asset Allocation Funds will no longer continue to purchase these securities and will limit their investments to the Underlying Funds. The Investment Adviser currently expects that the transition of the Managed Assets Balanced Fund to having substantially all of its assets invested in the Underlying Funds will be gradual.


Equity Securities
-----------------

     Equity Securities are generally selected by the Equity Funds in a "bottom-up" manner. "Bottom-up" refers to an analytical approach to securities selection which first focuses on the company and company-related matters as contrasted to a "top-down" analysis which first focuses on the industry or the economy. In the Investment Adviser's opinion, this procedure may generally be expected to result in a portfolio characterized by lower price/earnings ratios, above average growth prospects and average market risk.


Index Funds
-----------


     The Investment Adviser believes that a sampling methodology allows the Index Funds to maintain a close correlation to the performance of their respective index or combined indices while at the same time controlling the portfolio turnover and transaction costs of the Funds.


     Under normal market conditions, each Fund invests substantially all of its total assets in the common stocks that comprise its respective index or conbined indices in accordance with its relative capitalization and sector weightings as described in the Prospectus. It is possible, that if an issuer drops in ranking, or is eliminated entirely from an index, the Investment Adviser may be required to sell some or all of the common stock of such issuer then held by the affected Fund. Sales of portfolio securities may be made at times when, if the Investment Adviser is not required to effect purchases and sales of portfolio securities in accordance with the indices, such securities might not be sold. Such sales may result in lower prices for such securities than may have been realized or in losses that may not have been incurred if the Investment Adviser is not required to effect the purchases and sales. The failure of an issuer to declare or pay dividends, the institution against an issuer of materially adverse legal proceedings, the existence or threat of defaults materially and adversely affecting an issuer's future declaration and payment of dividends, or the existence of other materially adverse credit factors will not necessarily be the basis for the disposition of portfolio securities, unless such event causes the issuer to be eliminated entirely from such index. The Funds may receive from time to time as part of a "spin-off" or corporate restructuring of an issuer included in the indices, securities that are themselves outside of the indices. Such securities will be disposed of by the affected Fund in due course consistent with such Fund's investment objective.


Debt Securities
---------------

     The Investment Adviser selects Debt Securities based on anticipated interest rate changes and the use of active management strategies which may include sector rotation, intra-sector adjustments and yield curve and convexity considerations. Sector rotation involves the Investment Adviser selecting among different economic or industry sectors based upon apparent or relative attractiveness. Thus at times a sector offers yield advantages relative to other sectors. An intra-sector adjustment occurs when the Investment Adviser determines to select a particular issue within a sector. Yield curve considerations involve the Investment Adviser attempting to compare the relationship between time to maturity and yield to maturity in order to identify the relative value in the relationship. Convexity considerations consist of the Investment Adviser seeking securities that rise in price more quickly, or decline in price less quickly, than the typical security of that price risk level and therefore enable the Investment Adviser to obtain an additional return when interest rates change dramatically.

     In acquiring particular Debt Securities, the Investment Adviser may consider, among other things, historical yield relationships between private and governmental debt securities, intermarket yield relationships among various industry sectors, current economic cycles and the attractiveness and creditworthiness of particular issuers. Depending upon the Investment Adviser's analysis of these and other factors, a Fund's or the Money Market Fund's holdings of issues in particular industry sectors may be overweighted or underweighted when compared to the relative industry weightings in recognized indices. The value of the portfolio holdings can be expected to vary inversely with changes in prevailing interest rates.

          In selecting Debt Securities for the High Yield Bond Fund, the professional portfolio management techniques used by the Sub-Adviser includes:

          Credit Research. The High Yield Bond Fund's Sub-Adviser will perform its own credit analysis in addition to using Rating Agencies and other sources, including discussions with the issuer's management, the judgment of other investment analysis, and its own informed judgment. The Sub-Adviser's credit analysis will consider the issuer's financial soundness, its responsiveness to changes in interest rates and business conditions, and its anticipated cash flow, interest or dividend coverage and earnings. In evaluating an issuer, the Sub-Adviser places special emphasis on the estimated current value of the issuer's assets rather than historical costs.

          Diversification. The High Yield Bond Fund invests in securities of many different issuers, industries, and economic sectors.

          Economic Analysis. The Sub-Adviser will analyze current developments and trends in the economy and in the financial markets. When investing in lower-rated securities, timing and selection are critical, and analysis of the business cycle can be important.

Money Market Fund
-----------------

          The net asset value of the Money Market Fund is determined as of 3:00 P.M., Eastern Time, on each of its Business Days. The Money Market Fund intends to value its portfolio securities based upon their amortized cost in accordance with Rule 2a-7 under the 1940 Act. Where it is not appropriate to value a security by the amortized cost method, the security will be valued either by market quotations, or by fair value as determined by the Board of Trustees. While this method provides certainty in valuation, it may result in periods during which value, as determined by amortized cost, is higher or lower than the price the Fund would receive if it sold the securities.

          Pursuant to Rule 2a-7, the Money Market Fund is required to maintain a dollar-weighted average portfolio maturity of 90 days or less, to purchase securities having remaining deemed maturities of 397 days or less, and to invest only in securities determined by the Board of Trustees to be of high quality with minimal credit risks. The Board of Trustees has established procedures designed to stabilize, to the extent reasonably possible, the Money Market Fund's price per share as computed for the purpose of sales and redemptions at $1.00. These procedures include review of the investment holdings by the Board of Trustees, at such intervals as it may deem appropriate, to determine whether the Money Market Fund's net asset value calculated by using available market quotations deviates from $1.00 per share based on amortized cost. The extent of any deviation will be examined by the Board of Trustees. If the deviation exceeds 1/2 of 1%, the Board of Trustees will promptly consider what action, if any, will be initiated. In the event the Board of Trustees determines that a deviation exists which may result in material dilution or other unfair results to investors or existing shareholders, it may take such corrective actions as it deems necessary and appropriate to eliminate or reduce, to the extent reasonably practicable, any such dilution or unfair results. These actions may include selling portfolio securities prior to maturity to realize capital gains or losses or to shorten a Fund's average maturity, withholding or reducing dividends, redeeming shares in kind, splitting, combining or otherwise recapitalizing outstanding shares or establishing a net asset value per share by using available market quotations.

          The Money Market Fund calculates its dividends based on daily net investment income. Expenses of the Money Market Fund are accrued daily. As the Money Market Fund's portfolio securities are normally valued at amortized cost, unrealized gains or losses on such securities based on their market values will not normally be recognized. However, should the net asset value deviate significantly from market value, the Trustees could decide to value the securities at market value and then unrealized gains and losses would be included in net investment income.

          The Money Market Fund will purchase only "eligible securities" that present minimal credit risks as determined by the Investment Adviser pursuant to guidelines established by the Trust's Board of Trustees. Eligible securities generally include: (1) securities that are rated by two or more Rating Agencies (or the only Rating Agency which has issued a rating) in one of the two highest rating categories for short term debt securities; (2) securities that have no short term rating, if the issuer has other outstanding short term obligations that are comparable in priority and security as determined by the Investment Adviser ("Comparable Obligations") and that have been rated in accordance with
(1) above; (3) securities that have no short term rating, but are determined to be of comparable quality to a security satisfying (1) or (2) above, and the issuer does not have Comparable Obligations rated by a Rating Agency; and (4) obligations that carry certain types of guarantees. Obligations that carry certain types of conditional demand features also may be purchased pursuant to similar standards.

Other Investments
-----------------

Stripped U.S. Government Obligations
------------------------------------

          Within the past several years, the Treasury Department has facilitated transfers of ownership of zero coupon securities by accounting separately for the beneficial ownership of particular interest coupon and principal payments on Treasury securities through the Federal Reserve book-entry record-keeping system. The Federal Reserve program as established by the Treasury Department is known as "STRIPS" or "Separate Trading of Registered Interest and Principal of Securities." To the extent consistent with their respective investment objectives, the Bond and Municipal Bond Funds and the Money Market Fund may purchase securities registered in the STRIPS program. Under the STRIPS program, these Funds will be able to have their beneficial ownership of zero coupon securities recorded directly in the book-entry record-keeping system in lieu of having to hold certificates or other evidences of ownership of the underlying U.S. Treasury securities.

          In addition, the Bond and Municipal Bond Funds may acquire U.S. Government obligations and their unmatured interest coupons that have been separated ("stripped") by their holder, typically a custodian bank or investment brokerage firm. Having separated the interest coupons from the underlying principal of the U.S. Government obligations, the holder will resell the stripped securities in custodial receipt programs with a number of different names, including "Treasury Income Growth Receipts" ("TIGRs") and "Certificate of Accrual on Treasury Securities" ("CATS"). The stripped coupons are sold separately from the underlying principal, which is usually sold at a deep discount because the buyer receives only the right to receive a future fixed payment on the security and does not receive any rights to periodic interest
(cash) payments. The underlying U.S. Treasury bonds and notes themselves are held in book-entry form at the Federal Reserve Bank or, in the case of bearer securities (i.e., unregistered securities which are ostensibly owned by the bearer or holder), in trust on behalf of the owners. Counsel to the underwriters of these certificates or other evidences of ownership of U.S. Treasury securities have stated that, in their opinion, purchasers of the stripped securities most likely will be deemed the beneficial holders of the underlying U.S. Government obligations for federal tax purposes. The Trust is not aware of any binding legislative, judicial or administrative authority on this issue.

          As described in the Prospectus, such Funds may also purchase stripped mortgage-backed securities ("SMBS"). SMBS that are interest only or principal only and not issued by the U.S. Government may be considered illiquid securities if they can not be disposed of promptly in the ordinary course of business at a value reasonably close to that used in the calculation of net asset value per share.

Custodial Receipts and Certificates of Participation
----------------------------------------------------

          For certain certificates of participation, the Funds and the Money Market Fund will have the right to demand payment, on not more than 30 days' notice, for all or any part of such Fund's or the Money Market Fund's participation interest, plus accrued interest. As to these instruments, the Funds and the Money Market Fund intend to exercise their rights to demand payment as needed to provide liquidity, to maintain or improve the quality of their investment portfolio or upon a default (if permitted under the terms of the instrument).

Bank Obligations
----------------

          In accordance with their respective investment objectives, each Fund and the Money Market Fund may purchase bank obligations, which include bankers' acceptances, negotiable certificates of deposit and non-negotiable time deposits, including U.S. dollar-denominated instruments issued or supported by the credit of U.S. or foreign banks or savings institutions. Although the Funds invest in obligations of foreign banks or foreign branches of U.S. banks only where the Investment Adviser or Sub-Adviser deems the instrument to present minimal credit risks, such investments may nevertheless entail risks that are different from those of investments in domestic obligations of U.S. banks due to differences in political, regulatory and economic systems and conditions. All investments in bank obligations are limited to the obligations of financial institutions having more than $1.0 billion in total assets at the time of purchase.

Commercial Paper
----------------

          Except for the High Yield Bond Fund, commercial paper, including variable and floating rate notes and other short term corporate obligations, must be rated in one of the two highest categories by at least two Rating Agencies, or if not rated, for the Money Market Fund must have been independently determined by the Investment Adviser to be of comparable quality, and for the other Funds must have been issued by a corporation having an outstanding bond issue rated A or higher by a Rating Agency. The High Yield Bond Fund may invest in lower-rated commercial paper. Except as provided in the Prospectus for the International Bond and High Yield Bond Funds, bonds and other short term obligations (if not rated as commercial paper) purchased by the Funds must be rated BBB or Baa, or higher, by a Rating Agency, respectively, or if unrated, be of comparable investment quality in the judgment of the Investment Adviser.

Lower-Rated Securities
----------------------

          The Asset Allocation, Equity, International Bond and High Yield Bond Funds may each invest in lower-rated securities. There is no minimal acceptable rating for a security to be purchased or held in the High Yield Bond Fund's portfolio and the Fund may, from time to time, purchase or hold securities rated in the lowest rating category or securities in default. In general, investments in lower-rated fixed-income securities are subject to a significant risk of a change in the credit rating or financial condition of the issuing entity. Investments in lower-rated fixed-income securities of medium or lower quality are also likely to be subject to greater market fluctuation and to greater risk of loss of income and principal due to default than investments of higher-rated fixed-income securities. Such lower-rated securities generally tend to reflect short-term corporate and market developments to a greater extent than higher-rated securities, which react more to fluctuations in the general level of interest rates. Each Equity Fund is permitted to invest up to 5% of its net assets in lower-rated convertible securities.

          In seeking to attain the investment objective of the Funds, the Investment Adviser or Sub-Adviser may consider both the relative risks and potential returns of higher-rated and lower-rated securities. As a result, a Fund may hold higher-rated fixed-income securities when the differential in return between lower-rated and higher-rated securities narrows and the Investment Adviser or Sub-Adviser believes that the risk of loss of income and principal may be substantially reduced with only a relatively small reduction in potential capital appreciation and yield. The relative proportions of the types of securities in a Fund may vary from time to time according to the prevailing and projected market and economic conditions and other factors.

Variable and Floating Rate Instruments
--------------------------------------

          With respect to variable and floating rate obligations that may be acquired by each Fund and the Money Market Fund, the Investment Adviser or Sub-Adviser will consider the earning power, cash flows and other liquidity ratios of the issuers and guarantors of such notes and will continuously monitor their financial status to meet payment on demand. The absence of an active secondary market with respect to particular variable and floating rate instruments could make it difficult to dispose of instruments if the issuer defaulted on its payment obligation or during periods that the Fund or the Money Market Fund is not entitled to exercise its demand rights, and the Fund or the Money Market Fund could, for these or other reasons, suffer a loss with respect to such instruments.

Lending Securities
------------------

          When a Fund or the Money Market Fund lends its securities, it continues to receive interest or dividends on the securities loaned and may simultaneously earn interest on the investment of the cash collateral. Although voting rights, or rights to consent, attendant to securities on loan pass to the borrower, such loans will be called so that the securities may be voted by a Fund or the Money Market Fund if a material event affecting the investment is to occur.

Repurchase Agreements and Reverse Repurchase Agreements
-------------------------------------------------------

          The repurchase price under the repurchase agreements described in the Prospectus generally equals the price paid by a Fund or the Money Market Fund plus interest negotiated on the basis of current short term rates (which may be more or less than the rate on the securities underlying the repurchase agreement). Securities subject to repurchase agreements are held by the Trust's Custodian, in the Federal Reserve/Treasury book-entry system or by another authorized securities depository. Repurchase agreements are considered to be loans under the 1940 Act.

          Reverse repurchase agreements are considered to be borrowings by a Fund and by the Money Market Fund under the 1940 Act. At the time a Fund or the Money Market Fund enters into a reverse repurchase agreement, it will place in a segregated custodial account liquid assets such as U.S. Government securities or other liquid high-grade debt securities having a value equal to or greater than the repurchase price (including accrued interest) and will subsequently monitor the account to ensure that such value is maintained. Reverse repurchase agreements involve the risk that the market value of the securities sold by the Fund or the Money Market Fund may decline below the price of the securities it is obligated to repurchase.

American Depository Receipts ("ADRs")
-------------------------------------

          The Asset Allocation and Equity Funds may invest in ADRs, which are receipts issued by an American bank or trust company evidencing ownership of underlying securities issued by a foreign issuer. ADRs may be listed on a national securities exchange or may trade in the over-the-counter market. Although ADR prices are denominated in U.S. dollars, the underlying security may be denominated in a foreign currency. The underlying security may be subject to foreign government taxes which would reduce the yield on such securities.

When-Issued Purchases and Forward Commitments
---------------------------------------------

          A Fund or the Money Market Fund will purchase securities on a when-issued basis or purchase or sell securities on a forward commitment basis only with the intention of completing the transaction and actually purchasing or selling the securities. If deemed advisable as a matter of investment strategy, however, a Fund or the Money Market Fund may dispose of or renegotiate a commitment after it is entered into, and may sell securities it has committed to purchase before those securities are delivered on the settlement date. In these cases the Fund or the Money Market Fund may realize a capital gain or loss.

          When a Fund or the Money Market Fund engages in when-issued and forward commitment transactions, it relies on the other party to consummate the trade. Failure of such party to do so may result in the Fund or the Money Market Fund incurring a loss or missing an opportunity to obtain a price considered to be advantageous.

Mortgage Backed Securities
--------------------------

          Mortgage Backed Securities Generally. Mortgage backed securities held by the Asset Allocation, Equity and Bond Funds represent an ownership interest in a pool of residential mortgage loans. These securities are designed to provide monthly payments of interest and principal to the investor. The mortgagor's monthly payments to his lending institution are "passed-through" to an investor such as the Funds. Most issuers or poolers provide guarantees of payments, regardless of whether or not the mortgagor actually makes the payment. The guarantees made by issuers or poolers are supported by various forms of credit, collateral, guarantees or insurance, including individual loan, title, pool and hazard insurance purchased by the issuers or poolers so that they can meet their obligations under the policies. Mortgage backed securities issued by private issuers or poolers, whether or not such securities are subject to guarantees, may entail greater risk than securities directly or indirectly guaranteed by the U.S. Government.

          Interests in pools of mortgage backed securities differ from other forms of debt securities, which normally provide for periodic payment of interest in fixed amounts with principal payments at maturity or specified call dates. Instead, these securities provide a monthly payment which consists of both interest and principal payments. In effect, these payments are a "pass-through" of the monthly payments made by the individual borrowers on their residential mortgage loans, net of any fees paid. Additional payments are caused by repayments resulting from the sale of the underlying residential property, refinancing or foreclosure net of fees or costs which may be incurred. Some mortgage backed securities are described as "modified pass-through". These securities entitle the holders to receive all interest and principal payments owed on the mortgages in the pool, net of certain fees, regardless of whether or not the mortgagors actually make the payments.

          Residential mortgage loans are pooled by the Federal Home Loan Mortgage Corporation ("FHLMC"). FHLMC is a corporate instrumentality of the U.S. Government and was created by Congress in 1970 for the purpose of increasing the availability of mortgage credit for residential housing. Its stock is owned by the twelve Federal Home Loan Banks. FHLMC issues Participation Certificates ("Pcs"), which represent interests in mortgages from FHLMC's national portfolio. FHLMC guarantees the timely payment of interest and ultimate collection of principal.

          The Federal National Mortgage Association ("FNMA") is a U.S. Government sponsored corporation owned entirely by private stockholders. It is subject to general regulation by the Secretary of Housing and Urban Development. FNMA purchases residential mortgages from a list of approved seller/servicers which include state and federally-chartered savings and loan credit unions and mortgage bankers. Pass-through securities issued by FNMA are guaranteed as to timely payment of principal and interest by FNMA.

          The principal guarantor of mortgage-backed securities is the Government National Mortgage Association ("GNMA"). GNMA is a wholly-owned U.S. Government corporation within the Department of Housing and Urban Development. GNMA is authorized to guarantee, with the full faith and credit of the U.S Government, the timely payment of principal and interest on securities issued by approved institutions and backed by pools of FHA-insured or VA-guaranteed mortgages.

          Commercial banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers and other secondary market issuers also create pass-through pools of conventional residential mortgage loans. Pools created by such non-governmental issuers generally offer a higher rate of interest than government and government-related pools because there are no direct or indirect government guarantees of payments in the former pools. Timely payment of interest and principal of some of these pools is supported by various forms of insurance or guarantees, including individual loan, title, pool and hazard insurance purchased by the issuer. The insurance and guarantees are issued by governmental entities, private insurers and the mortgage poolers. There can be no assurance that the private insurers or mortgage poolers can meet their obligations under the policies.

          The Trust expects that governmental or private entities may create mortgage loan pools offering pass-through investments in addition to those described above. The mortgages underlying these securities may be alternative mortgage instruments, that is, mortgage instruments whose principal or interest payment may vary or whose terms to maturity may be shorter than previously customary. As new types of mortgage backed securities are developed and offered in the market, the Trust may consider making investments in such new types of securities.

          Underlying Mortgages. Pools consist of whole mortgage loans or participations in loans. The majority of these loans are made to purchasers of one to four family homes. The terms and characteristics of the mortgage instruments are generally uniform within a pool but may vary among pools. For example, in addition to fixed-rate, fixed-term mortgages, the Bond Funds may purchase pools of variable rate mortgages ("VRM"), growing equity mortgages ("GEM"), graduated payment mortgages ("GPM") and other types where the principal and interest payment procedures vary. VRMs are mortgages which reset their interest rate periodically with changes in open market interest rates. To the extent that a Fund is actually invested in VRMs, its interest income will vary with changes in the applicable interest rate on pools of VRMs. GPM and GEM pools maintain constant interest rates, with varying levels of principal repayment over the life of the mortgage.

          All poolers apply standards for qualification to local lending institutions which originate mortgages for the pools. Poolers also establish credit standards and underwriting criteria for individual mortgages included in the pools. In addition, some mortgages included in pools are insured through private mortgage insurance companies.

          Average Life. The average life of pass-through pools varies with the maturities of the underlying mortgage instruments. In addition, a pool's term may be shortened by unscheduled or early payments of principal and interest on the underlying mortgages. The occurrence of mortgage prepayments is affected by factors including the level of interest rates, general economic conditions, the location and age of the mortgage and other social and demographic conditions.

          Returns on Mortgage Backed Securities. Yields on mortgage backed pass-through securities are typically quoted based on the maturity of the underlying instruments and the associated average life assumption.

          Reinvestment of prepayments may occur at higher or lower interest rates than the original investment, thus affecting the yields of a Fund. The compounding effect from reinvestments of monthly payments received by a Fund will increase its yield to shareholders, compared to bonds that pay interest semi-annually.

Foreign Currency Transactions
-----------------------------

          When the Asset Allocation Funds, the International Equity, International Bond and High Yield Bond Funds enter into a currency transaction, it will deposit, if so required by applicable regulations, with its custodian cash or readily marketable securities in a segregated account of a Fund in an amount at least equal to the value of the Fund's total assets committed to the consummation of the forward contract.

          At or before the maturity of a forward contract, a Fund either may sell a security and make delivery of the currency, or retain the security and offset its contractual obligation to deliver the currency by purchasing a second contract pursuant to which the Fund will obtain, on the same maturity date, the same amount of the currency which it is obligated to deliver. If the Fund retains the security and engages in an offsetting transaction, at the time of execution of the offsetting transaction, the Fund will incur a gain or loss to the extent movement has occurred in forward contract prices. Should forward prices decline during the period between the Fund entering into a forward contract for the sale of a currency and the date it enters into an offsetting contract for the purchase of the currency, it will realize a gain to the extent the price of the currency it has agreed to sell exceeds the price of the currency it has agreed to purchase. Should forward prices increase, the Fund will suffer a loss to the extent the price of the currency it has agreed to purchase exceeds the price of the currency it has agreed to sell.

          The cost of currency transactions varies with factors such as the currency involved, the length of the contract period and the market conditions then prevailing. Because transactions in currency exchange usually are conducted on a principal basis, no fees or commissions are involved. The use of forward currency exchange contracts does not eliminate fluctuations in the underlying prices of the securities, but it does establish a rate of exchange that can be achieved in the future. If a devaluation generally is anticipated, a Fund may not be able to contract to sell the currency at a price above the devaluation level it anticipates. The requirements for qualification as a regulated investment company under the Internal Revenue Code of 1986, as amended (the "Code"), may cause the Fund to restrict the degree to which it engages in currency transactions. See "Additional Information Concerning Taxes."

Futures Contracts and Related Options
-------------------------------------

          See Appendix B to this Additional Statement for a discussion of futures contracts and related options.

Options Trading
---------------

          As stated in the Prospectus, each Fund may purchase and sell put and call options listed on a national securities exchange and issued by the Options Clearing Corporation. Such transactions may be effected on a principal basis with primary reporting dealers in U.S. Government securities in an amount not exceeding 5% of a Fund's net assets. This is a highly specialized activity which entails greater than ordinary investment risks. Regardless of how much the market price of the underlying security increases or decreases, the option buyer's risk is limited to the amount of the original investment for the purchase of the option. However, options may be more volatile than the underlying securities, and therefore, on a percentage basis, an investment in options may be subject to greater fluctuation than an investment in the underlying securities. A listed call option gives the purchaser of the option the right to buy from a clearing corporation, and a writer has the obligation to sell to the clearing corporation, the underlying security at the stated exercise price at any time prior to the expiration of the option, regardless of the market price of the security. The premium paid to the writer is in consideration for undertaking the obligations under the option contract. A listed put option gives the purchaser the right to sell to a clearing corporation the underlying security at the stated exercise price at any time prior to the expiration date of the option, regardless of the market price of the security. Put and call options purchased by a Fund will be valued at the last sale price or, in the absence of such a price, at the mean between bid and asked prices.

          A Fund's obligation to sell a security subject to a covered call option written by it, or to purchase a security subject to a secured put option written by it, may be terminated prior to the expiration date of the option by the Fund executing a closing purchase transaction, which is effected by purchasing on an exchange an option of the same series (i.e., same underlying security, exercise price and expiration date) as the option previously written. Such a purchase does not result in the ownership of an option. A closing purchase transaction will ordinarily be effected to realize a profit on an outstanding option, to prevent an underlying security from being called, to permit the sale of the underlying security or to permit the writing of a new option containing different terms on such underlying security. The cost of such a liquidation purchase plus transaction costs may be greater than the premium received upon the original option, in which event the Fund will have incurred a loss in the transaction. An option position may be closed out only on an exchange which provides a secondary market for an option of the same series. There is no assurance that a liquid secondary market on an exchange will exist for any particular option. A covered call option writer, unable to effect a closing purchase transaction, will not be able to sell the underlying security until the option expires or the underlying security is delivered upon exercise with the result that the writer in such circumstances will be subject to the risk of market decline in the underlying security during such period. A Fund will write an option on a particular security only if the Investment Adviser or Sub-Adviser believes that a liquid secondary market will exist on an exchange for options of the same series which will permit the Fund to make a closing purchase transaction in order to close out its position.

          When a Fund writes a covered call option, an amount equal to the net premium (the premium less the commission) received by the Fund is included in the liability section of the Fund's statement of assets and liabilities as a deferred credit. The amount of the deferred credit will be subsequently marked-to-market to reflect the current value of the option written.

The current value of the traded option is the last sale price or, in the absence of a sale, the average of the closing bid and asked prices. If an option expires on the stipulated expiration date or if the Fund enters into a closing purchase transaction, it will realize a gain (or loss if the cost of a closing purchase transaction exceeds the net premium received when the option is sold) and the deferred credit related to such option will be eliminated. Any gain on a covered call option may be offset by a decline in the market price of the underlying security during the option period. If a covered call option is exercised, the Fund may deliver the underlying security held by it or purchase the underlying security in the open market. In either event, the proceeds of the sale will be increased by the net premium originally received and the Fund will realize a gain or loss. If a secured put option is exercised, the amount paid by the Fund involved for the underlying security will be partially offset by the amount of the premium previously paid to the Fund. Premiums from expired options written by a Fund and net gains from closing purchase transactions are treated as short-term capital gains for federal income tax purposes, and losses on closing purchase transactions are short-term capital losses.

Stock Index Options
-------------------

          The Asset Allocation and Equity Funds may purchase and write put and call options on stock indices listed on U.S. securities exchanges or traded in the over-the-counter market. The International Equity Fund may also purchase and write put and call options on stock indices listed on a foreign securities exchange. A stock index fluctuates with changes in the market values of the stocks included in the index.

          Options on stock indices are similar to options on stock except that
(a) the expiration cycles of stock index options are generally monthly, while those of stock options are currently quarterly, and (b) the delivery requirements are different. Instead of giving the right to take or make delivery of a stock at a specified price, an option on a stock index gives the holder the right to receive a cash "exercise settlement amount" equal to (i) the amount, if any, by which the fixed exercise price of the option exceeds (in the case of a put) or is less than (in the case of a call) the closing value of the underlying index on the date of exercise, multiplied by (ii) a fixed "index multiplier." Receipt of this cash amount will depend upon the closing level of the stock index upon which the option is based being greater than, in the case of a call, or less than, in the case of a put, the exercise price of the option. The amount of cash received will be equal to such difference between the closing price of the index and the exercise price of the option expressed in dollars times a specified multiple. The writer of the option is obligated, in return for the premium received, to make delivery of this amount. The writer may offset its position in stock index options prior to expiration by entering into a closing transaction on an exchange or it may let the option expire unexercised.

Convertible Securities
----------------------

          In general, the market value of a convertible security is the higher of its "investment value" (i.e., its value as a fixed-income security) or its "conversion value" (i.e., the value of the underlying shares of common stock if the security is converted). As a fixed-income security, the market value of a convertible security generally increases when interest rates decline and generally decreases when interest rates rise. However, the price of a convertible security also is influenced by the market value of the security's underlying common stock. Thus, the price of a convertible security generally increases as the market value of the underlying stock increases, and generally decreases as the market value of the underlying stock declines.

Warrants
--------

          Each Asset Allocation and Equity Fund may invest up to 5% of their respective assets at the time of purchase in warrants and similar rights (other than those that have been acquired in units or attached to other securities). Certain fixed rate obligations in which the High Yield Bond Fund invests may involve equity characteristics. The High Yield Bond Fund may, for example, invest in unit offerings that combine fixed rate securities and common stock or common stock equivalents such as warrants, rights, and options. Warrants represent rights to purchase securities at a specified price valid for a specified period of time. The prices of warrants do not necessarily correlate with the prices of underlying securities.

Municipal and Related Obligations
---------------------------------

          To the extent consistent with its investment objective, the Asset Allocation, Bond and Municipal Bond Funds may invest in Municipal Obligations. There are, of course, variations in the quality of Municipal Obligations, both within a particular classification and between classifications, and the yields on Municipal Obligations depend in part on a variety of factors, including general market conditions, the financial condition of the issuer, general conditions of the municipal bond market, the size of a particular offering, the maturity of the obligation and the rating of the issue. The ratings of Municipal Obligations by Rating Agencies represent their opinions as to the quality of Municipal Obligations. It should be emphasized, however, that ratings are general and are not absolute standards of quality, and Municipal Obligations with the same maturity, interest rate and rating may have different yields while Municipal Obligations with the same maturity and interest rate with different ratings may have the same yield. Subsequent to its purchase by a Fund, a Municipal Obligation may cease to be rated or its rating may be reduced below the minimum rating required for purchase by the Fund. The Investment Adviser or Sub-Adviser may consider such an event in determining whether the Fund should continue to hold the obligation.

          The payment of principal and interest on most Municipal Obligations purchased by a Fund will depend upon the ability of the issuers to meet their obligations. For the purpose of diversification under the 1940 Act, the identification of the issuer of Municipal Obligations depends on the terms and conditions of the security. When the assets and revenues of an agency, authority, instrumentality or other political subdivision are separate from those of the government creating the subdivision and the security is backed only by the assets and revenues of the subdivision, such subdivision would be deemed to be the sole issuer. Similarly, in the case of an industrial development bond, if that bond is backed only by the assets and revenues of the non-governmental user, then such non-governmental user would be deemed to be the sole issuer. If, however, in either case, the creating government or some other entity guarantees a security, such a guaranty would be considered a separate security and will be treated as an issue of such government or other entity.

          An issuer's obligations under its Municipal Obligations are subject to the provisions of bankruptcy, insolvency, and other laws affecting the rights or remedies of creditors, such as the Federal Bankruptcy Code, and any laws, that may be enacted by federal or state legislatures extending the time for payment of principal or interest, or both, or imposing other constraints upon enforcement of such obligations or upon the ability of municipalities to levy taxes. The power or ability of an issuer to meet its obligations for the payment of interest or principal of its Municipal Obligations may be materially adversely affected by litigation or other conditions.

          Certain Municipal Obligations are subject to redemption at a date earlier than their stated maturity pursuant to call options, which may be separated from the related Municipal Obligation and purchased and sold separately.

          Certain of the Municipal Obligations held by the Funds may be insured at the time of issuance as to the timely payment of principal and interest. The insurance policies will usually be obtained by the issuer of the Municipal Obligations at the time of original issuance. There is, however, no guarantee that the insurer will meet its obligations. In addition, such insurance will not protect against market fluctuations caused by changes in interest rates and other factors.

          The Municipal Bond Funds will purchase tender option bonds only when the Investment Adviser is satisfied that the custodial and tender option arrangements, including the fee payment arrangements, will not adversely affect the tax exempt status of the underlying Municipal Obligations and that payment of any tender fees will not have the effect of creating taxable income for the Fund. Based on the tender option bond agreement, that Fund expects to be able to value the tender option bond at par; however, the value of the instrument will be monitored by the Investment Adviser to assure that it is valued at fair value.

          From time to time proposals have been introduced before Congress for the purpose of restricting or eliminating the federal income tax exemption for interest on Municipal Obligations. For example, pursuant to federal tax legislation passed in 1986 interest on certain private activity bonds must be included in an investor's federal alternative minimum taxable income, and corporate investors must include all tax-exempt interest in their federal alternative minimum taxable income. The Trust cannot predict what legislation, if any, may be proposed in Congress in the future as regards the federal income tax status of interest on Municipal Obligations in general, or which proposals, if any, might be enacted. Such proposals, if enacted, might materially adversely affect the availability of Municipal Obligations for investments by the Funds and their liquidity and value. In such event, the Board of Trustees would re-evaluate the Funds' investment objectives and policies and consider changes in their structure or possible dissolution.

Stand-By Commitments
--------------------

          The Asset Allocation, Bond, Municipal Bond and Money Market Funds may acquire "stand-by commitments" with respect to Municipal Obligations they hold. Under a stand-by commitment, a dealer agrees to purchase at such Fund's option specified Municipal Obligations at a specified price. Stand-by commitments may be exercisable at any time before the maturity of the underlying Municipal Obligations and may be sold, transferred or assigned only with the instruments involved.

          Such Funds expect that stand-by commitments will generally be available without the payment of any direct or indirect consideration. However, if necessary or advisable, they may pay for a stand-by commitment either separately in cash or by paying a higher price for Municipal Obligations which are acquired subject to the commitment (thus reducing the yield to maturity otherwise available for the same securities). Such Funds may acquire a stand-by commitment unless immediately after the acquisition, with respect to 75% of its assets not more than 5% of its total assets will be invested in instruments subject to a demand feature, including stand-by commitments, with the same institution.

          Such Funds intend to enter into stand-by commitments only with dealers, banks and broker-dealers which, in the Investment Adviser's or Sub-Adviser's opinion, present minimal credit risks. The credit of these dealers, banks and broker-dealers will be secured by the value of the underlying Municipal Obligations that are subject to the commitment. Thus, the risk of loss in connection with a "stand-by commitment" will not be qualitatively different from the risk of loss faced by a person that is holding securities pending settlement after having agreed to sell the securities in the ordinary course of business.

          Stand-by commitments will be acquired solely to facilitate portfolio liquidity and not to exercise their rights thereunder for trading purposes. The acquisition of a stand-by commitment will not affect the valuation or assumed maturity of the underlying Municipal Obligations which will continue to be valued in accordance with the amortized cost method. The actual stand-by commitment will be valued at zero in determining net asset value. Where a stated Fund pays directly or indirectly for a stand-by commitment, its cost will be reflected as an unrealized loss for the period during which the commitment is held by the Fund and will be reflected in realized gain or loss when the commitment is exercised or expires.

Special Investment Considerations Relating To Investing In The Michigan
-----------------------------------------------------------------------
Municipal Bond Fund
-------------------

          The following information is drawn from various Michigan governmental publications and from official statements relating to securities offerings of the State and its political subdivisions. While the Trust has not independently verified such information, it has no reason to believe that it is not correct in all material respects.

          The State of Michigan's economy is principally dependent on manufacturing (particularly automobiles, office equipment and other durable goods), tourism and agriculture, and historically has been highly cyclical.

          Total State wage and salary employment is estimated to have grown by 1.6% in 1996. The rate of unemployment is estimated to have been 4.7% in 1996, below the national average for the third consecutive year. Personal income grew at an estimated 4.2% annual rate in 1996, down from the 6.5% growth reported for 1995. Michigan employment is expected to grow by a moderate 1.5% in 1997. The unemployment rate in 1997 is expected to increase to 5.0% but personal income is also expected to increase by 5.0% in 1997. The inflation rate, as measured by the Detroit Consumer Price Index, is expected to be at approximately 2.5% in 1997. As a result, inflation adjusted purchasing power is expected to grow 2.5% in 1997.

          During the past five years, improvements in the Michigan economy have resulted in increased revenue collections which, together with restraints on the expenditure side of the budget, have resulted in State General Fund budget surpluses, most of which were transferred to the State's Counter-Cyclical Budget and Economic Stabilization Fund. The balance of that Fund as of September 30, 1996 is estimated to have been in excess of $1.1 billion.

          The Michigan Constitution limits the amount of total State revenues that can be raised from taxes and certain other sources. State revenues (excluding federal aid and revenues for payment of principal and interest on general obligation bonds) in any fiscal year are limited to a fixed percentage of State personal income in the prior calendar year or the average of the prior three calendar years, whichever is greater, and this fixed percentage equals the percentage of the 1978-79 fiscal year state government revenues to total calendar 1977 State personal income (which was 9.49%).

          The Michigan Constitution also provides that the proportion of State spending paid to all units of local government to total State spending may not be reduced below the proportion in effect in the 1978-79 fiscal year. The State originally determined that portion to be 41.6%. If such spending does not meet the required level in a given year, an additional appropriation for local governmental units is required by the following fiscal year; which means the year following the determinations of the shortfall, according to an opinion issued by the State's Attorney General. Spending for local units met this requirement for fiscal years 1986-87 through 1991-92. As the result of litigation, the State agreed to reclassify certain expenditures, beginning with fiscal year 1992-93, and has recalculated the required percentage of spending paid to local government units to be 48.97%.

          The State has issued and has outstanding general obligation full faith and credit bonds for Water Resources, Environmental Protection Program, Recreation Program and School Loan purposes. As of September 30, 1996, the State had approximately $685 million of general obligations bonds outstanding.

          The State may issue notes or bonds without voter approval for the purposes of making loans to school districts. The proceeds of such notes or bonds are deposited in the School Bond Loan Fund maintained by the State Treasurer and used to make loans to school districts for payment of debt on qualified general obligations bonds issued by local school districts. As of December 31, 1996, approximately $6,270 million in principal amount of "qualified" bonds of local school districts was outstanding.

          The State is a party to various legal proceedings seeking damages or injunctive or other relief. In addition to routine litigation, certain of these proceedings could, if unfavorably resolved from the point of view of the State, substantially affect State programs or finances. As of early 1997, these lawsuits involved programs generally in the areas of corrections, tax collection, commerce, and proceedings by school districts claiming failure of the State to fund certain mandated services, other budgetary reductions to school districts and governmental units, and court funding.

          The State Constitution limits the extent to which municipalities or political subdivisions may levy taxes upon real and personal property through a process that regulates assessments.

          On March 15, 1994, Michigan voters approved a property tax and school finance reform measure commonly known as Proposal A. Under Proposal A, as approved, effective May 1, 1994, the State sales and use tax increased from 4% to 6%, the State income tax decreased from 4.6% to 4.4%, the cigarette tax increased from $.25 to $.75 per pack and an additional tax of 16% of the wholesale price began to be imposed on certain other tobacco products. A .75% real estate transfer tax became effective January 1, 1995. Beginning in 1994, a state property tax of 6 mills began to be imposed on all real and personal property currently subject to the general property tax. All local school boards are authorized, with voter approval, to levy up to the lesser of 18 mills or the number of mills levied in 1993 for school operating purposes on nonhomestead property and nonqualified agricultural property. Proposal A contains additional provisions regarding the ability of local school districts to levy taxes, as well as a limit on assessment increases for each parcel of property, beginning in 1995. Such increases for each parcel of property are limited to the lesser of 5% or the rate of inflation. When property is subsequently sold, its assessed value will revert to the current assessment level of 50% of true cash value. Under Proposal A, much of the additional revenue generated by the new taxes will be dedicated to the State School Aid Fund.

          Proposal A and its implementing legislation shifted significant portions of the cost of local school operations from local school districts to the State and raised additional State revenues to fund these additional State expenses. These additional revenues will be included within the State's constitutional revenue limitations and may impact the State's ability to raise additional revenues in the future.

Derivative Securities
---------------------

          The Investment Adviser or Sub-Adviser will evaluate the risks presented by the derivative instruments purchased by the Funds and the Money Market Fund, and will determine, in connection with its day-to-day management of the Funds and the Money Market Fund, how they will be used in furtherance of the Funds' and the Money Market Fund's investment objectives. It is possible, however, that the Investment Adviser's or Sub-Adviser's evaluations will prove to be inaccurate or incomplete and, even when accurate and complete, it is possible that the Funds and the Money Market Fund will, because of the risks discussed above, incur loss as a result of their investments in derivative instruments.

Additional Investment Limitations
---------------------------------

          In addition to the investment limitations disclosed in the Prospectus, the Funds and the Money Market Fund are subject to the following investment limitations which may not be changed without approval of the holders of the majority of the outstanding shares of the affected Fund or the Money Market Fund (as defined under "Description of Shares" below).

          Each Fund and the Money Market Fund may not:

          1. Purchase or sell real estate, except that each may purchase securities of issuers which deal in real estate and may purchase securities which are secured by interests in real estate.

          2. Invest in commodities, except that as consistent with a Fund's investment objective and policies: (a) each Fund and the Money Market Fund, other than the Intermediate Bond Fund, may purchase and sell options, forward contracts, futures contracts, including without limitation those relating to indices, and options on futures contracts or indices; (b) each Fund and the Money Market Fund may purchase publicly traded securities of companies engaging in whole or in part in such activities; and (c) the Intermediate Bond Fund will not purchase or sell commodity contracts, or invest in oil, gas or mineral exploration or development programs, except that it may, to the extent appropriate to its investment objective, purchase publicly traded securities of companies engaging in whole or in part in such activities and may enter into futures contracts and related options.

          3. Act as an underwriter of securities within the meaning of the Securities Act of 1933 except insofar as it might be deemed to be an underwriter upon the disposition of portfolio securities acquired within the limitation on purchases of restricted securities and except to the extent that the purchase of obligations directly from the issuer thereof in accordance with its investment objective, policies and limitations may be deemed to be underwriting.

          In addition to the above fundamental limitations, the Funds and the Money Market Fund are subject to the following non-fundamental limitations, which may be changed without a shareholder vote:

          Each Fund and the Money Market Fund may not:

          1. Acquire any other investment company or investment company security except in connection with a merger, consolidation, reorganization or acquisition of assets or where otherwise permitted under the 1940 Act.

          2. Write or sell put options, call options, straddles, spreads, or any combination thereof, except as consistent with a Fund's investment objective and policies, for transactions in options on securities or indices of securities, futures contracts and options on futures contracts and in similar investments.

          3. Purchase securities on margin, make short sales of securities or maintain a short position, except that (a) this investment limitation shall not apply to its transactions in futures contracts and related options and in options on securities or indices of securities and similar instruments, and (b) it may obtain short-term credit as may be necessary for the clearance of purchases and sales of portfolio securities.

          4. Purchase securities of companies for the purpose of exercising control.

          5. Invest more than 15% (10% for the Money Market Fund) of its net assets in illiquid securities.

          No Fund intends to purchase securities while its outstanding borrowings (including reverse repurchase agreements) are in excess of 5% of its assets. Securities held in escrow or separate accounts in connection with its investment practices are not deemed to be pledging for purposes of this limitation.


                ADDITIONAL PURCHASE AND REDEMPTION INFORMATION

          Shares of the Funds are offered and sold on a continuous basis by the Trust's distributor, BISYS Fund Services ("BISYS"), acting as agent.

          As of the date of this Statement of Additional Information, no shares of the Short Muncipal Bond Fund or Market Expansion Index Fund were issued or outstanding. An illustration of the computation of the public offering price per share of the Funds, based on the value of each class of the Fund's total net assets and total number of shares of each class outstanding on June 30, 1997 is as follows:



                                                                Net Asset               Offering
                                                  Outstanding   Value Per    Sales      Price to
Fund                                 Net Assets     Shares        Share      Charge      Public
----                                ------------  -----------   ---------  ----------   --------

Managed Assets Conservative Fund
    Class A Shares                  $ 78,001,148    4,859,016      $16.05  $0.84/(1)/     $16.15
    Class B Shares                  $  8,408,990      523,202      $16.07     --          $16.07
    Class I Shares                  $  5,420,041      336,512      $16.11     --          $16.11

Managed Assets Balanced Fund
    Class A Shares                  $ 88,009,650    7,056,570      $12.47  $0.66/(1)/     $13.13
    Class B Shares                  $  4,097,209      297,967      $13.75     --          $13.75
    Class I Shares                  $142,097,3499  11,407,686      $12.46     --          $12.46

Managed Assets Growth Fund
    Class A Shares                  $  1,679,967      151,523      $11.09  $0.58/(1)/     $11.67
    Class B Shares                  $  2,063,668      188,571      $10.94     --          $10.94
    Class I Shares                  $    726,561       65,262      $11.13     --          $11.13

Equity Income Fund
    Class A Shares                  $ 11,714,419      812,396      $14.42  $0.76/(1)/     $15.18
    Class B Shares                  $  2,180,809      151,289      $14.41     --          $14.41
    Class I Shares                  $301,608,715   20,972,148      $14.38     --          $14.38

Growth Fund
    Class A Shares                  $ 36,843,012    2,509,386      $14.68  $0.77/(1)/     $15.45
    Class B Shares                  $  1,176,408       80,855      $14.55     --          $14.55
    Class I Shares                  $576,225,740   39,261,984      $14.68     --          $14.68

Mid-Cap Opportunity Fund
    Class A Shares                  $125,492,030    6,250,792      $20.08  $1.06/(1)/     $18.54
    Class B Shares                  $  1,524,309      140,149      $10.88     --          $10.88

                                                               Net Asset                Offering
                                                  Outstanding  Value Per     Sales      Price to
Fund                                 Net Assets     Shares       Share       Charge      Public
----                                ------------  -----------  ---------   ----------   --------
    Class I Shares                  $765,704,397  38,092,445       $20.10          --     $20.10

Small-Cap Opportunity Fund
    Class A Shares                  $  9,564,303      606,567      $15.77  $0.83/(1)/     $16.60
    Class B Shares                  $    461,533       29,654      $15.56                 $15.56
    Class I Shares                  $166,248,179   10,453,191      $15.90                 $15.90

Intrinsic Value Fund
    Class A Shares                  $ 44,498,955    2,886,846      $15.41  $0.81/(1)/     $16.22
    Class B Shares                  $  1,364,892      119,661      $11.41          --     $11.41
    Class I Shares                  $450,062,827   29,191,142      $15.42          --     $15.42

Growth and Value Fund
    Class A Shares                  $ 97,437,525    5,940,045      $16.40  $0.86/(1)/     $17.26
    Class B Shares                  $  2,030,045      188,474      $10.77          --     $10.77
    Class I Shares                  $866,101,815   52,778,087      $16.41          --     $16.41

Equity Index Fund
    Class A Shares                  $ 70,272,235    3,515,563      $19.99  $0.62/(3)/     $20.61
    Class B Shares                  $    813,676       65,423      $12.44          --     $12.44
    Class I Shares                                 34,099,129      $19.99          --     $19.99
                                    $681,619,288

International Equity Fund
    Class A Shares                  $ 19,053,037    1,479,048      $12.88  $0.68/(1)/     $13.56
    Class B Shares                  $  1,413,445      116,725      $12.11          --     $12.11
    Class I Shares                  $461,228,785   35,744,414      $12.90          --     $12.90

International Bond Fund
    Class A Shares                  $ 21,759,403    2,115,707      $10.28  $0.32/(3)/     $10.60
    Class B Shares                  $    228,424       22,404      $10.20          --     $10.20
    Class I Shares                  $441,856,468   42,950,934      $10.29          --     $10.29

Bond Fund
    Class A Shares                  $ 68,509,357    6,681,136      $10.25  $0.48/(2)/     $10.73
    Class B Shares                  $  1,130,761      110,234      $10.26          --     $10.26

                                                               Net Asset                Offering
                                                  Outstanding  Value Per     Sales      Price to
Fund                                 Net Assets     Shares       Share       Charge      Public
----                                ------------  -----------  ---------   ----------   --------
    Class I Shares                  $968,909,796   94,476,511      $10.26          --     $10.26

Short Bond Fund
    Class A Shares                  $  1,474,535      145,970      $10.10  $0.10/(4)/     $10.20
    Class B Shares                  $     68,581        6,850      $10.01          --     $10.01
    Class I Shares                  $193,121,483   19,119,174      $10.10          --     $10.10

Multi Sector Bond Fund
    Class A Shares                  $  7,175,410      920,189      $ 7.80  $0.24/(3)/     $ 8.04
    Class B Shares                  $    409,140       52,425      $ 7.80          --     $ 7.80
    Class I Shares                  $134,588,559   17,237,177      $ 7.81          --     $ 7.81

International Bond Fund
    Class A Shares                  $  4,081,146      401,019      $10.18  $0.48/(2)/     $10.66
    Class B Shares                  $     72,439        7,060      $10.26          --     $10.26
    Class I Shares                  $ 70,650,593    6,901,479      $10.24          --     $10.24

Municipal Bond Fund
    Class A Shares                  $ 30,817,584    2,477,600      $12.44  $0.59/(2)/     $13.03
    Class B Shares                  $    830,413       66,816      $12.43          --     $12.43
    Class I Shares                  $341,314,681   27,458,324      $12.43          --     $12.43

Intermediate Municipal Bond Fund
    Class A Shares                  $ 19,421,055    1,588,746      $12.11  $0.37/(3)/     $12.48
    Class B Shares                  $    628,542       51,931      $12.10          --     $12.10
    Class I Shares                  $377,747,863   31,176,724      $12.12          --     $12.12

Michigan Municipal Bond Fund
    Class A Shares                  $ 17,507,535    1,657,070      $10.57  $0.50/(2)/     $11.07
    Class B Shares                  $    246,598       24,072      $10.24          --     $10.24
    Class I Shares                  $ 49,218,416    4,658,809      $10.56          --     $10.56



-------------------------

1. The applicable sales charge for this Fund is 5.00% of offering price (5.26% of net asset value per share).

2. The applicable sales charge for this Fund is 4.50% of offering price (4.69% of net asset value per share).

3. The applicable sales charge for this Fund is 3.00% of offering price (3.01% of net asset value per share).

4. The applicable sales charge for this Fund is 1.00% of offering price (1.01% of net asset value per share).


          Under the 1940 Act, the Trust may suspend the right of redemption or postpone the date of payment for shares during any period when: (a) trading on the New York Stock Exchange is restricted by applicable rules and regulations of the SEC; (b) the Exchange is closed for other than customary weekend and holiday closings; (c) the SEC has by order permitted such suspension; or (d) an emergency exists as determined by the SEC. (The Trust may also suspend or postpone the recordation of the transfer of shares upon the occurrence of any of the foregoing conditions.)

          In addition to the situations described in the Prospectus under "Redemption of Shares," the Trust may redeem shares involuntarily to reimburse the Funds for any loss sustained by reason of the failure of a shareholder to make full payment for shares purchased by the shareholder or to collect any charge relating to a transaction effected for the benefit of a shareholder which is applicable to Fund shares as provided in the Prospectus from time to time.

          The Trust normally redeems shares for cash. However, the Board of Trustees can determine that conditions exist making cash payments undesirable. If they should so determine, redemption payments could be made in securities valued at the value used in determining net asset value. There may be brokerage and other costs incurred by the redeeming shareholder in selling such securities. The Trust has elected to be covered by Rule 18f-1 under the 1940 Act, pursuant to which the Trust is obligated to redeem shares solely in cash up to the lesser of $250,000 or 1% of net asset value during any 90-day period for any one shareholder.

          Total sales charges paid by shareholders of the Funds for the fiscal years or periods ended December 31, 1996, 1995 and 1994 were as follows:

                                      December 31,  December 31,   December 31,
                                       1996/(1)/       1995            1994
                                      ------------  ------------   ------------
Managed Assets Conservative Fund        $13,529       $ 79,374           *

Managed Assets Balanced Fund            $ 7,750       $ 37,984       $286,056

Managed Assets Growth Fund              $ 1,156          N/A            N/A

Equity Income Fund                      $ 1,355       $ 11,393          N/A

Growth Fund                             $ 6,351       $  5,937          N/A

Mid-Cap Opportunity Fund                $ 8,203       $122,061       $544,053

                                     December 31,     December  31,     December 31,
                                       1996(1)            1995              1994

Small-Cap Opportunity Fund             $ 2,068          $  1,857            N/A
Intrinsic Value Fund                   $ 3,337          $ 17,964          $ 87,757
Growth and Value Fund                  $ 9,325          $ 92,788          $431,841
Equity Index Fund                      $ 1,042             N/A              N/A
International Equity Fund              $ 5,354          $ 13,659          $      0
Intermediate Bond Fund                 $ 2,389          $  7,877          $ 41,775
Bond Fund                              $ 5,548          $ 30,433          $203,760
Short Bond Fund                        $ 1,247          $  2,848          $      0
Multi Sector Bond Fund                 $ 2,411          $  7,948             *
International Bond Fund                $ 1,053          $  1,551            N/A
Municipal Bond Fund                    $ 3,698          $  8,055             *
Intermediate Municipal Bond Fund       $ 1,561          $ 15,797             *
Michigan Municipal Bond Fund           $ 3,358          $105,322          $151,042



(1) Includes the Contingent Deferred Sales Charge imposed on Class B Shares and certain redemptions of Class A Shares.

*Not available


          Payment for shares of a Fund may, in the discretion of FCNIMCO, be made in the form of securities that are permissible investments for the Fund as described in the Prospectus. For further information about this form of payment, contact FCNIMCO. In connection with an in-kind securities payment, a Fund will require, among other things, that the securities be valued on the day of purchase in accordance with the pricing methods used by the Fund and that the Fund receive satisfactory assurances that it will have good and marketable title to the securities received by it; that the securities be in proper form for transfer to the Fund; and that adequate information be provided concerning the basis and other tax matters relating to the securities.


          The transaction fee described in the Prospectus with respect to the Market Expansion Index Fund does not apply to in-kind purchases of shares that are structured to minimize the related brokerage, market impact costs and other transaction costs as described in the Prospectus.

                             DESCRIPTION OF SHARES

          The Trust is an unincorporated business trust organized under Massachusetts law on April 21, 1987. The Trust's Declaration of Trust authorizes the Board of Trustees to divide shares into two or more series, each series relating to a separate portfolio of investments, and divide the shares of any series into two or more classes. The number of shares of each series and/or of a class within each series shall be unlimited. The Trust does not intend to issue share certificates.

          In the event of a liquidation or dissolution of the Trust or an individual fund, shareholders of a particular fund would be entitled to receive the assets available for distribution belonging to such fund. If there are any assets, income, earnings, proceeds, or payments, which are not readily identifiable as belonging to any particular Fund, the Trustees shall allocate them among any one or more of the Funds as they, in their sole discretion, deem fair and equitable.

          Rule 18f-2 under the 1940 Act provides that any matter required to be submitted to the holders of the outstanding voting securities of an investment company such as the Trust shall not be deemed to have been effectively acted upon unless approved by the holders of a majority of the outstanding shares of each fund affected by the matter. A fund is affected by a matter unless it is clear that the interests of each fund in the matter are substantially identical or that the matter does not affect any interest of the fund. Under the Rule, the approval of an investment advisory agreement or any change in a fundamental investment policy would be effectively acted upon with respect to a fund only if approved by a majority of the outstanding shares of such fund. However, the Rule also provides that the ratification of the appointment of independent accountants, the approval of principal underwriting contracts and the election of Trustees may be effectively acted upon by shareholders of the Trust voting together in the aggregate without regard to particular funds.

          When used in the Prospectus or in this Additional Statement, a "majority" of shareholders means, with respect to the approval of an investment advisory agreement, a distribution plan or a change in a fundamental investment policy, the vote of the lesser of (1) 67% of the shares of the Trust, or the applicable fund, present at a meeting if the holders of more than 50% of the outstanding shares are present in person or by proxy, or (2) more than 50% of the outstanding shares of the Trust or the applicable fund.


          As of November 7, 1997, the name and address, number and percentage of class ownership of each person who owned of record 5% or more of any class of shares is set forth below.


                                                                                       Percentage of
                                                                Number of               Outstanding
Fund                    Name and Address                         Shares                   Shares
----                    ----------------                        ---------              -------------
Managed Assets          First Chicago NBD TTEE                  473,985.599                84.62%
Conservative Fund-      First Chicago NBD Svgs & Invsmt
Class I                 Plan
                        c/o Putnam Investments
                        P.O. Box 9740
                        Providence, RI 02940-9740

Managed Assets          Corelink Financial, Inc.              4,876,857.139                45.76%
Balanced Fund-          P.O. Box 4054
Class A                 Concord, CA 94524-4054

                        First Chicago NBD TTEE                1,333,555.529                12.51%
                        Clarian Health Partners Inc.
                        Defined Contribution Plan c/o
                        Putnam Investments
                        P.O. Box 9740
                        Providence, RI 02940-9740

                                                                                 Percentage of
                                                              Number of          Outstanding
Fund                   Name and Address                        Shares               Shares
----                   ----------------                    ---------------       -------------

Managed Assets         Corelink Financial Inc.                  57,205.398           9.27%
Balanced Fund-         P.O. Box 4054
Class B                Concord, CA 94524-4054

Managed Assets         First Chicago NBD TTEE                3,226,030.095          40.59%
Balanced Fund-         First Chicago NBD Svgs & Invsmt
Class I                P1n
                       c/o Putnam Investments
                       P.O. Box 9740
                       Providence, RI 02940-9740

Managed Assets         NBD Bank As TTEE                         21,179.818           5.70%
Growth Fund-           Flint Mfg Co EE Savings and Ret
Class A                Plan
                       107 N. Cross Street
                       Suite 2092
                       Wheaton, IL 60187

                       Donald, Lufkin & Jenrette                21,937.993           5.90%
                       Securities Corporation Inc.
                       P.O. Box 2052
                       Jersey City, NJ  07303-2052

Managed Assets         R. Hugh Elliot                           58,537.383          54.52%
Growth Fund            4888 Sider Hill Drive
Class I                Rochester, MI 46306

Growth Fund-           Corelink Financial, Inc.                732,077.289          20.32%
Class A                FBO 26052652
                       P.O. Box 4054
                       Concord, CA 94524-4054

Growth Fund-           Donaldson, Lufkin & Jenrette              8,073.745           7.34%
Class B                Securities Corp. Inc.
                       P.O. Box 2052
                       Jersey City, NJ 07303-2052

Mid-Cap                Corelink Financial Services           1,976,060.988          19.51%
Opportunity Fund-      P.O. Box 4054
Class A                Concord, CA 94524-4054

                                                                                        Percentage of
                                                                    Number of            Outstanding
Fund                       Name and Address                          Shares                 Shares
----                       ----------------                      ---------------        --------------
                           Mac and Company                           744,255.092            7.35%
                           Mutual Funds Operations
                           P.O. Box 3198
                           Pittsburgh, PA 15230

                           NBD Bank TTEE                             809,510.303            7.99%
                           American Axle and Mfg., Inc.
                           Personal S/P Hourly Rate
                           Associates
                           900 Tower DR
                           Troy, MI 48098

Mid-Cap                    Donaldson, Lufkin & Jenrette               32,827.834            12.60%
Opportunity Fund-          Securities Corporation Inc.
Class B                    P.O. Box 2052
                           Jersey City, NJ 07303-2052

Mid-Cap                    First Chicago NBD TTEE                  4,864,538.256            13.45%
Opportunity Fund-          First Chicago NBD Svgs & Invsmt
Class I                    Pln
                           c/o Putnam Investments
                           P.O. Box 9740
                           Providence, RI 02940-9740

Small-Cap                  Corelink Financial, Inc.                   84,643.113             7.20%
Opportunity Fund-          P.O. Box 4054
Class A                    Concord, CA  94524-4054

                           NBD As Trustee                            277,365.312            23.61%
                           Bankers Systems, Inc.
                           Employess Profits Sharing Plan
                           107 N. Cross St., Ste. 2092
                           Wheaton, IL 60187

Small-Cap                  Corelink Financial, Inc.                    4,400.312             5.67%
Opportunity Fund-          P.O. Box 4054
Class B                    Concord, CA  94524-4054


Intrinsic Value            NBD As Trustee                            313,108.069             6.78%
Fund-Class A               Bankers Systems, Inc.
                           Employee Profit Sharing Plan
                           107 N. Cross Street
                           Suite 2092
                           Wheaton, IL 60187

                           Corelink Financial, Inc.                  649,095.832            14.07%
                           P.O. Box 4054
                           Concord, CA 94524-4054

Growth and Value           Corelink Financial, Inc.                1,400,323.920            16.40%
Fund - Class A             P.O. Box 4054
                           Concord, CA 94524-4054


                                                                                Percentage of
                                                              Number of          Outstanding
Fund                   Name and Address                        Shares              Shares
----                   ----------------                       ---------         -------------
Growth and Value       Donaldson, Lufkin & Jenrette             18,785.905           5.12%
Fund-Class B           Securities Corporation Inc.
                       P.O. Box 2052
                       Jersey City, NJ 07303-2052

Growth and Value       First Chicago NBD TTEE                6,129,906.011          12.02%
Fund-Class I           First Chicago NBD Svgs & Invsmt
                       Plan
                       c/o Putnam Investments
                       P.O. Box 9740
                       Providence, RI 02940-9740

Equity Income Fund-    Corelink Financial, Inc                  72,300.157           8.44%
Class A                P.O. Box 4054
                       Concord, CA 94524-4054

Equity Index Fund-     NBD Bank TTEE FBO                       532,989.568           6.38%
Class A                Reilly Industries, Inc. 401(k)
                       Deferral Savings Plan U/A DTD
                       07/24/87
                       107 N. Cross, Suite 2092
                       Wheaton, IL 60187

                       NBD TTEE                               752,287.146            9.01%
                       American Axle & Mfg., Inc.
                       Personal S/P Hourly Rate
                       Associates
                       900 Tower Drive
                       Troy, MI 46098

                       First Chicago NBD TTEE                  533,937.118           6.39%
                       Honigman Miller Shwartz & Cohn
                       Income Deferral Plan and
                        Profit Sharing Plan
                       C/P Putnam Investments
                       P.O. Box 9740
                       Providence, RI 02940-9740

                       Corelink Financial, Inc.              2,649,238.004          31.77%
                       P.O. Box 4054
                       Concord, CA  94524-9740

Equity Index Fund-     Donaldson, Lufkin & Jenrette              7,090.643           6.77%
Class B                Securities Corp. Inc.
                       P.O. Box 2052
                       Jersey City, NJ 07303-2052

International          Corelink Financial, Services            154,939.154           7.82%
Equity Fund-           P.O. Box 4054
Class A                Concord, CA 94524-4054


                                                                                   Percentage of
                                                              Number of             Outstanding
Fund                   Name and Address                        Shares                 Shares
----                   ----------------                       --------              -----------
International Equity   Corelink Financial, Inc.                  9,115.116             6.32%
Fund-Class B           FBD 28052652
                       P.O. Box 4054
                       Concord, CA 945424-4054

Intermediate Bond      NBD Bank as TTEE                        318,705.792              9.91%
Fund-Class A           Reilly Industries Inc. 401 (k)
                       Deferred Savings Plan
                       U/A DTD 7/24/97 Active
                       Account
                       107 N. Cross St. Ste. 2092
                       Wheaton, IL 60187

                       FCNBD TTEE                              561,088.929            26.72%
                       Barton Brands Employee Profit
                       Shrg & Retirement Plan & Trust
                       107 N. Cross Street
                       Suite 2092
                       Wheaton, IL 60187

                       Corelink Financial Service              620,577.961            19.30%
                       P.O. Box 4054
                       Concord, CA 94524-4054

Intermediate Bond      Donaldson, Lufkin & Jenrette             16,304.103            59.38%
 Fund-Class B          Securities Corp. Inc.
                       P.O. Box 2052
                       Jersey City, NJ 07303-9998

                       Corelink Financial Services               6,586.473            23.99%
                       P.O. Box 4054
                       Concord, CA 94524-4054

Bond Fund-Class A      First Chicago NBD TTEE                  620,071.693             6.99%
                       Honigman Miller Shwartz & Cohn
                       Profit Sharing Plan
                       C/P Putnam Investments
                       P.O. Box 9740
                       Providence, RI 02940-9740

                       Corelink Financial Services             592,631.907             6.68%
                       P.O. Box 4054
                       Concord, CA 94524-4054

Bond Fund-Class B      Donaldson, Lufkin & Jenrette             22,687.196             9.54%
                       Securities Corp. Inc.
                       P.O. Box 2052
                       Jersey City, NJ 07303-9998

                                                                                 Percentage of
                                                                Number of         Outstanding
Fund                   Name and Address                          Shares             Shares
----                   -----------------                       -----------       -------------
Short Bond Fund-       Donaldson, Lufkin & Jenrette             22,280,314           9.07%
Class A                Securities Corp. Inc.
                       P.O. Box 2052
                       Jersey City, NJ 07303-9998

                       Robert W. Baird & Co., Inc.              19,924.138           8.11%
                       777 East Wisconsin Avenue
                       Milwaukee, WI 53202-5391

                       FCNBD As Custodian                       60,797.035          24.74%
                       LMG Family Doctors S.O. P/S
                       V/A DTD 10/01/91 Active Account
                       107 N. Cross Street, Suite 2092
                       Wheaton, IL. 60187-5317

                       FCNBD TTEE                               37,696.713          15.34%
                       FBO Active Tool & Manufacturing
                       Money Purchase Pension Plan
                       Active Account
                       32901 Grahot
                       Roseville, MI 48066

                       Richard L. Foersterling                  19,104.335           7.77%
                       1256 Penniman
                       Plymouth, MI 48170

Short Bond Fund-       Donaldson, Lufkin & Jenrette             14,530.413          91.23%
Class B                Securities Corp. Inc.
                       P.O. Box 2052
                       Jersey City, NJ 07303-9998

Multi Sector Bond      First Chicago As Trustee                 81,390.872           8.50%
Fund- Class A          FBO Soft Sheen Products Inc.
                       Retirement and Incentive Savings
                       Trust
                       U/A DTD 8/1/96
                       107 N. Cross
                       Suite 2092
                       Wheaton, IL 60187

                       First Chicago As TTEE                    91,609.284           9.56%
                       McDonough Assoc.
                       218 E. Wesley Street
                       Suite 2030
                       Wheaton, IL 60187-5323

                       Corelink Financial, Inc.                137,989.879          14.41%
                       P.O. Box 4054
                       Concord, CA 94524-4054

                                                                               Percentage of
                                                                 Number of      Outstanding
Fund                   Name and Address                           Shares          Shares
----                   ----------------                         ----------     -------------
                       First Chicago                            76,648.420           8.00%
                       Brambles USA Inc. Pro & Sal Plan
                       DTD 7/1/96
                       107 N. Cross
                       Suite 2092
                       Wheaton, IL 60187

Multi Sector Bond      Donaldson, Lufkin & Jenrette             24,033.357          44.72%
Fund-Class B           Securities Corp. Inc.
                       P.O. Box 2052
                       Jersey City, NJ 07399

International Bond     Employees Retirement Plan of          3,619,112.233          45.20%
Fund-Class I           NBD BanCorp
                       Trust Administration
                       611 Woodward Avenue
                       Detroit, MI  48232

International Bond     Donaldson, Lufkin & Jenrette              3,513.662          32.57%
Fund-Class B           Securities Corp. Inc.
                       P.O. Box 2052
                       Jersey City, NJ 07303-9998


High Yield Bond        Donaldson, Lufkin & Jenrette              3,490.623          66.82%
Fund - Class A         Securities Corp. Inc.

High Yield Bond        Donaldson, Lufkin & Jenrette              3,045.769          99.97%
Fund - Class B         P.O. Box 2052
                       Jersey City, NJ 07303-9998

High Yield Bond        Employees Retirement Plan of          1,574,491.176          36.89%
Fund - Class I         NBD Bancorp
                       Trust Administration
                       611 Woodward Ave.
                       Detroit, MI 48232

                       Pegasus Managed Assets Balanced       1,407,777.130          32.98%
                       Fund
                       NBD Bank
                       Trust Administration
                       611 Woodward Ave.
                       Detroit, MI 48232

Municipal Bond         Donaldson, Lufkin & Jenrette            644,964.120          24.32%
Fund-Class A           Securities Corp. Inc.
                       One Pershing Plaza
                       Jersey City, NJ 07303-9998

Municipal Bond         Donaldson, Lufkin & Jenrette             43,030.926          48.89%
Fund-Class B           Securities Corp. Inc.
                       One Pershing Plaza
                       Jersey City, NJ 07303-9998

                                                                                 Percentage of
                                                                Number of         Outstanding
Fund                   Name and Address                           Shares            Shares
----                   ----------------                        ------------      -------------
Intermediate Municipal Donaldson, Lufkin & Jenrette            188,664.820          12.28%
Bond Fund-             Securities Corp. Inc.
Class A                P.O. Box 2052
                       Jersey City, NJ 07399

                       Leonard Nieder &                         77,231.515           5.02%
                       Mary Nieder JT TEN
                       6405 N. Kilbourn Ave
                       Lincolnwood, Il. 60646-3434

Intermediate           Donaldson, Lufkin & Jenrette             31,986.264          56.05%
Municipal Bond         Securities Corp. Inc.
Fund-Class B           P.O. Box 2052
                       Jersey City, NJ 07303

Michigan               James J. Donahey                        107,062.962           6.27%
Municipal Bond         Pat J. Donahey JT TEN
Fund-Class A           421 Highland
                       Ann Arbor, MI 48104

Michigan               Donaldson, Lufkin & Jenrette             38,282.526          76.43%
Municipal Bond         Securities Corp. Inc.
Fund-Class B           P.O. Box 2052
                       Jersey City, NJ 07303-9998

Money Market           Corelink Financial Services             222,022.310          97.75%
Fund-                  P.O. Box 4054
Class B                Concord, CA 94524-4054

Money Market           First National Bank of Chicago       86,067,504.040           6.65%
Fund-                  Corporate Trust Administration
Class I                1 F&B Playa
                       Suite 0216
                       Chicago, Il. 60670-0001

                       First Chicago NBD TTEE              154,178,470.480          11.92%
                       First Chicago NBD Svgs & Invsmt
                       Plan
                       c/o Putnam Investments
                       P.O. Box 9740
                       Providence, RI 02940-9740



          As of November 7, 1997, Trussal & Co., a nominee of NBD's Trust Division, 900 Tower Drive, 10th Floor, Troy, Michigan 48098, held of record 17.04%, 16.40%, 46.84%, 62.80%, 30.28%, 77.20%, 70.03%, 76.50%, 61.91%, 72.18%,
69.54%, 94.18%, 71.14%, 94.55%, 25.12%, 69.31% and 33.45%, respectively, of the outstanding shares of the Managed Assets Balanced, Managed Assets Growth, Growth, Mid-Cap Opportunity, Small-Cap Opportunity,

Intrinsic Value, Growth and Value, Equity Index, International Equity, Intermediate Bond, Bond, Short Bond, International Bond, High Yield Bond, Municipal Bond, Michigan Municipal Bond and Money Market Funds, respectively. As of November 7, 1997, Eagle & Co., a nominee of American National Bank and Trust Company, 1 North LaSalle Street, 3rd Floor, Chicago, Illinois 60602, held of record 91.31%, 44.98%, 58.23%, 31.00%, 7.88%, 89.36%, 16.52% 17.87%, 21.19%,
65.43% and 89.07% respectively, of the outstanding shares of the Equity Income, Growth, Small-Cap Opportunity, International Equity, Intrinsic Value, Multi Sector Bond, Bond, Intermediate Bond, Intermediate Bond, Municipal Bond and Intermediate Municipal Bond Funds, respectively.

          When issued for payment as described in the Funds' Prospectus and this Additional Statement, shares of the Funds will be fully paid and non-assessable by the Trust.

          The Declaration of Trust provides that the Trustees, officers, employees and agents of the Trust will not be liable to the Trust or to a shareholder, nor will any such person be liable to any third party in connection with the affairs of the Trust, except as such liability may arise from his or its own bad faith, willful misfeasance, gross negligence, or reckless disregard of duties. It also provides that all third parties shall look solely to the Trust property for satisfaction of claims arising in connection with the affairs of the Trust. With the exceptions stated, the Declaration of Trust provides that a Trustee, officer, employee or agent is entitled to be indemnified against all liability in connection with the affairs of the Trust.

                    ADDITIONAL INFORMATION CONCERNING TAXES

Taxes In General
----------------

          The following summarizes certain additional tax considerations generally affecting the Funds and their shareholders that are not described in the Prospectus. No attempt is made to present a detailed explanation of the tax treatment of the Funds or their shareholders, and the discussion here and in the Prospectus is not intended as a substitute for careful tax planning and is based on tax laws and regulations which are in effect on the date hereof; such laws and regulations may be changed by legislative or administrative action. Investors are advised to consult their tax advisers with specific reference to their own tax situations.

          Each Fund is treated as a separate corporate entity under the Code and intends to qualify as a regulated investment company. As a regulated investment company, each Fund is exempt from Federal income tax on its net investment income and realized capital gains which it distributes to shareholders, provided that it distributes an amount equal to at least the sum of (a) 90% of its investment company taxable income (net investment income and the excess of net short-term capital gain over net long-term capital loss, if any, for the year) and (b) 90% of its net tax-exempt interest income, if any, for the year (the "Distribution Requirement") and satisfies certain other requirements of the Code that are described below. Distributions of investment company taxable income and net tax-exempt interest income made during taxable year or, under specified circumstances, within twelve months after the close of the taxable year will satisfy the Distribution Requirement.

          In addition to satisfaction of the Distribution Requirement, each Fund must satisfy certain requirements with respect to the source of its income for a taxable year. At least 90% of the gross income of each Fund must be derived from dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of stocks, securities or foreign currencies, and other income (including but not limited to gains from options, futures, or forward contracts) derived with respect to the Fund's business of investing in such stock, securities or currencies. The Treasury Department may by regulation exclude from qualifying income foreign currency gains which are not directly related to the Fund's principal business of investing in stock or securities, or options and futures with respect to stock or securities. Any income derived by a Fund from a partnership or trust is treated as derived with respect to the Fund's business of investing in stock, securities or currencies only to the extent that such income is attributable to items of income which would have been qualifying income if realized by the Fund in the same manner as by the partnership or trust.

          Another requirement for qualification as a regulated investment company under the Code is that less than 30% of a Fund's gross income for a taxable year must be derived from gains realized on the sale or other disposition of the following investments held for less than three months: (1) stock and securities (as defined in Section 2(a)(36) of the 1940 Act); (2) options, futures and forward contracts other than those on foreign currencies; and (3) foreign currencies (and options, futures and forward contracts on foreign currencies) that are not directly related to a Fund's principal business of investing in stock and securities (and options and futures with respect to stocks and securities). Interest (including original issue discount and accrued market discount) received by a Fund upon maturity or disposition of a security held for less than three months will not be treated as gross income derived from the sale or other disposition of such security within the meaning of this requirement. However, any other income which is attributable to realized market appreciation will be treated as gross income from the sale or other disposition of securities for this purpose.

          Each Fund will designate any distribution of long term capital gains as a capital gain dividend in a written notice mailed to shareholders within 60 days after the close of the Fund's taxable year. Upon the sale or exchange of Fund shares, if a shareholder has not held such shares for at least six months, any loss on the sale or exchange of those shares will be treated as long term capital loss to the extent of the capital gain dividends received with respect to the shares.

          A 4% nondeductible excise tax is imposed on regulated investment companies that fail to currently distribute an amount equal to specified percentages of their ordinary taxable income and capital gain net income (excess of capital gains over capital losses). Each Fund intends to make sufficient distributions or deemed distributions of its ordinary taxable income and any capital gain net income prior to the end of each calendar year to avoid liability for this excise tax.

          If for any taxable year a Fund does not qualify for the special federal income tax treatment afforded regulated investment companies, all of its taxable income will be subject to federal income tax at regular corporate rates (without any deduction for distributions to its shareholders). In such event, dividend distributions (whether or not derived from interest on Municipal Obligations) would be taxable as ordinary income to shareholders to the extent of the Fund's current and accumulated earnings and profits and would be eligible for the dividends received deduction for corporations.

          Each Fund may be required in certain cases to withhold and remit to the U.S. Treasury 31% of taxable dividends or gross proceeds realized upon sale paid to shareholders who have failed to provide a correct tax identification number in the manner required, who are subject to withholding by the Internal Revenue Service for failure properly to include on their return payments of taxable interest or dividends, or who have failed to certify to the Fund that they are not subject to backup withholding when required to do so or that they are "exempt recipients."

          As of December 31, 1996, the following Funds had capital loss carryforwards and related expiration dates as follows:




  Fund                             2002         2003        2004        Total
--------                           ----         ----        ----        -----
International Equity Fund      $        --  $   97,147  $1,083,369  $ 1,180,516
Intermediate Bond Fund           3,916,956   2,190,497     168,406    6,275,859
Bond Fund                       15,659,343   1,041,792          --   16,701,135
Multi Sector Bond Fund                  --          --      30,819       30,819
Municipal Bond Fund                 96,878     333,098   1,928,844    2,358,820
Michigan Municipal Bond Fund        29,400          --      94,571      123,971



          Depending upon the extent of the Funds' activities in states and localities in which their offices are maintained, in which their agents or independent contractors are located or in which they are otherwise deemed to be conducting business, the Funds may be subject to the tax laws of such states or localities. In addition, in those states and localities which have income tax laws, the treatment of the Funds and their shareholders under such laws may differ from their treatment under federal income tax laws.

          As described above and in the Prospectus, the Municipal Bond Funds are designed to provide investors with current tax-exempt interest income. The Funds are not intended to constitute a balanced investment program and are not designed for investors seeking capital appreciation or maximum tax-exempt income irrespective of fluctuations in principal. Shares of the Funds would not be suitable for tax-exempt institutions and may not be suitable for retirement plans qualified under Section 401 of the Code, H.R. 10 plans and IRAs since such plans and accounts are generally tax-exempt and, therefore, would not only fail to gain any additional benefit from the Fund's dividends being tax-exempt, but such dividends would be ultimately taxable to the beneficiaries when distributed to them. In addition, the Funds may not be appropriate investments for entities which are "substantial users" of facilities financed by private activity bonds or "related persons" thereof. "Substantial user" is defined under U.S. Treasury Regulations to include a non-exempt person who regularly uses a part of such facilities in his trade or business and (a) whose gross revenues derived with respect to the facilities financed by the issuance of bonds are more than 5% of the total revenues derived by all users of such facilities, (b) who occupies more than 5% of the usable area of such facilities, or (c) for whom such facilities or a part thereof were specifically constructed, reconstructed or acquired. "Related persons" include certain related natural persons, affiliated corporations, a partnership and its partners and an S corporation and its shareholders.

          Each Municipal Bond Fund's policy is to pay each year as federal exempt-interest dividends substantially all of its Municipal Obligations interest income net of certain deductions. In order for the Fund to pay exempt-interest dividends with respect to any taxable year, at the close of each quarter of its taxable year at least 50% of the aggregate value of the Fund's assets must consist of exempt-interest obligations. After the close of its taxable year, the Fund will notify its shareholders of the portion of the dividends paid by it which constitutes an exempt-interest dividend with respect to such taxable year. However, the aggregate amount of dividends so designated by the Fund cannot exceed the excess of the amount of interest exempt from tax under Section 103 of the Code received by the Fund during the taxable year over any amounts disallowed as deductions under Sections 265 and 171(a)(2) of the Code. The percentage of total dividends paid by the Fund with respect to any taxable year which qualify as federal exempt-interest dividends will be the same for all shareholders receiving dividends for such year.

          A percentage of the interest on indebtedness incurred by a shareholder to purchase or carry a Municipal Bond Fund's shares, equal to the percentage of the total non-capital gain dividends distributed during the shareholder's taxable year that are exempt-interest dividends, is not deductible for federal income tax purposes.

Michigan Taxes
--------------

          As stated in the Prospectuses, dividends paid by a Fund that are derived from interest attributable to tax-exempt Michigan Municipal Obligations will be exempt from

Michigan income tax, Michigan intangibles tax and Michigan single business tax. Conversely, to the extent that a Fund's dividends are derived from interest on obligations other than Michigan Municipal Obligations or certain U.S. Government obligations (or are derived from short-term or long-term gains), such dividends will be subject to Michigan income tax, Michigan intangibles tax and Michigan single business tax, even though the dividends may be exempt for federal income tax purposes.

          In particular, gross interest income and dividends derived from obligations or securities of the State of Michigan and its political subdivisions, exempt from federal income tax, are exempt from Michigan income tax under Act No. 281, Public Acts of Michigan, 1967, as amended ("Michigan Income Tax Act"), from Michigan intangibles tax under Act No. 301, Public Acts of Michigan, 1939, as amended ("Michigan Intangibles Tax Act") and from Michigan single business tax under Act. No. 228, Public Acts of Michigan, 1975, as amended ("Michigan Single Business Tax Act"). The Michigan Income Tax Act levies a flat rate income tax on individuals, estates and trusts. The Michigan Intangibles Tax Act levies a tax on the ownership of intangible personal property of individuals, estates, trusts and certain corporations. The Single Business Tax Act levies a tax of 2.30% upon the "adjusted tax base" of most individuals, financial institutions, partnerships, joint ventures, corporations, estates and trusts engaged in "business activity" as defined in the Act.

          The transfer of Fund shares by a shareholder is subject to Michigan taxes measured by gain on the sale, payment or other disposition thereof. In addition, the transfer of Fund shares by a shareholder may be subject to Michigan estate or inheritance tax under Act No. 188, Public Acts of Michigan, 1899, as amended ("Michigan Estate Tax").

          The foregoing is only a summary of some of the important Michigan state tax considerations generally affecting the Michigan Municipal Bond Fund and its shareholders. No attempt has been made to present a detailed explanation of the Michigan state tax treatment of the Fund or its shareholders, and this discussion is not intended as a substitute for careful planning. Accordingly, potential investors in this Fund should consult their tax advisers with respect to the application of such taxes to the receipt of Fund dividends and as to their own Michigan state tax situation, in general.

                                   MANAGEMENT

Trustees and Officers of the Trust
----------------------------------

          The Trustees and executive officers of the Trust, their ages and their principal occupations for the last five years are set forth below. Each Trustee has an address at Pegasus Funds, c/o NBD Bank, 900 Tower Drive, Troy, Michigan 48098. Each Trustee also serves as a trustee of Pegasus Variable Annuity Fund, a registered investment Company advised by the Investment Adviser.

Nicholas J. De Grazia, Trustee

Business Consultant (1997); Consultant, Lionel L.L.C. (1995-1996); President, Chief Operating Officer and Director, Lionel Trains, Inc. (1990-1995); Vice President-Finance and Treasurer, University of Detroit (1981-1990); President (1981-1990) and Director (1986-1995), Polymer Technologies, Inc.; President, Florence Development Company (1987-1990); Chairman (since 1994) and Director (1992-1995), Central Macomb County Chamber of Commerce; Vice Chairman, Michigan Higher Education Facilities Authority (since 1991); Trustee, Pegasus Variable Annuity Fund. He is 54 years old.


John P. Gould, Trustee, Chairman of the Board

Executive Vice President of Lexecon Inc. (since 1995); Steven G. Rothmeier Professor (since January, 1996); Distinguished Service Professor of Economics of the University of Chicago Graduate School of Business (since 1984); Dean of the University of Chicago Graduate School of Business (1983-1993); Member of Economic Club of Chicago and Commercial Club of Chicago; Director of Harbor Capital Advisors and Dimensional Fund Advisors; Trustee, Pegasus Variable Annuity Fund. He is 58 years old.


Marilyn McCoy, Trustee


Vice President of Administration and Planning of Northwestern University (since
1985); Director of Planning and Policy Development for the University of Colorado (1981-1985); Member of the Board of Directors of Evanston Hospital, Mather Foundation and Metropolitan Family Services; Member of Economic Club of Chicago and Chicago Network; Trustee, Pegasus Variable Annuity Fund. She is 49 years old.


Julius L. Pallone, Trustee

President, J.L. Pallone Associates, Consultants (since 1994); Chairman of the Board (1974-1993), Maccabees Life Insurance Company; President and Chief Executive Officer, Royal Financial Services (1991-1993); Director, American Council of Life Insurance of Washington, D.C. (life insurance industry association) (1988-1993); Director, Crowley, Milner and Company (department store) (since 1988); Trustee, Lawrence Technological University (since

1982); Director, Oakland Commerce Bank (since 1984) and Michigan Opera Theater (since 1981); Trustee, Pegasus Variable Annuity Fund. He is 67 years old.


*Donald G. Sutherland, Trustee and President

Partner of the law firm Ice, Miller, Donadio & Ryan, Indianapolis, Indiana; Trustee, Pegasus Variable Annuity Fund. He is 68 years old.


Donald L. Tuttle, Trustee


Vice President (since 1995), Senior Vice President (1992-1995), Association for Investment Management and Research; Professor of Finance, Indiana University (1970-1991); Vice President, Trust & Investment Advisers, Inc. (1990-1991); Director, Federal Home Loan Bank of Indianapolis (1981-1985); Trustee, Pegasus Variable Annuity Fund. He is 63 years old.




Alaina Metz, Vice President

An employee of the Distributor since June 1995. Prior to joining the Distributor Ms. Metz was a supervisor at Alliance Capital Management L.P. in New York. She is 30 years old and her address is 3435 Stelzer Road, Columbus, Ohio 43219-3035.


D'Ray Moore, Treasurer

An employee of the Distributor. She is 38 years old and her address is 3435 Stelzer Road, Columbus, Ohio 43219-3035.


W. Bruce McConnel, III, Secretary

Partner of the law firm Drinker Biddle & Reath LLP, Philadelphia, Pennsylvania. He is 54 years old, and his address is 1345 Chestnut Street, Philadelphia, Pennsylvania 19107

* Denotes Interested Trustee

____________________________

          For so long as the plan described in the section captioned "Distribution and Shareholder Services Plans" remains in effect, the Trustees of the Trust who are not "interested persons" of the Trust, as defined in the 1940 Act, will be selected and nominated by the Trustees who are not "interested persons" of the Trust.

          Each Trustee receives from the Trust and Pegasus Variable Annuity Fund a total annual fee of $17,000 and a fee of $2,000 for each Board of Trustees meeting attended. The Chairman is entitled to additional compensation of $4,250 per year for his services to the Trusts in that capacity. These fees are allocated among the investment portfolios of the Trust and Pegasus Variable Annuity Fund based on their relative net assets. All Trustees are reimbursed for out of pocket expenses incurred in connection with attendance at meetings. Drinker Biddle & Reath LLP, of which Mr. McConnel is a partner, receives legal fees as counsel to the Trust.

          The following table summarizes the compensation for each of the Trustees for the Trust's fiscal year ended December 31, 1996:

                                                                                (3)
                                                                               Total
                                                                            Compensation
                                                       (2)                 From Trust and
                                                    Aggregate              Fund Complex**
                   (1)                            Compensation              Paid to Board
          Name of Board Member                     from Trust*                 Member
          --------------------                     -----------                 ------

Will M. Caldwell, Trustee +++                        $31,000                  $31,000(2)+

Nicholas J. DeGrazia, Trustee                        $24,750                  $24,750(2)+

John P. Gould, Trustee and                           $25,813                  $41,313(4)+
 Chairman of the Board

Earl I. Heenan, Jr., +++                             $26,625                  $26,625(2)+
 Trustee

Marilyn McCoy, Trustee                               $22,750                  $37,250(4)+

Julius L. Pallone, Trustee ++                        $31,000                  $31,000(2)+

Donald G. Sutherland, ++                             $35,000                  $35,000(2)+
 Trustee and President

Donald L. Tuttle, Trustee ++                         $29,000                  $29,000(2)+

Eugene C. Yehle, Trustee +++                         $18,500                  $18,500(2)+

______________________

*  Amount does not include reimbursed expenses for attending Board meetings.

** The Fund Complex for the fiscal year ended December 31, 1996, consisted of the Trust, Pegasus Variable Annuity Fund, Prairie Funds, Prairie Institutional Funds, Prairie Intermediate Bond Fund and Prairie Municipal Bond Fund, Inc.

+ Total number of investment companies in the Fund Complex from which the Trustee received compensation for serving as a trustee.

+ Deferred compensation in the amounts of $7,313, $24,750, $31,000 and $35,000 accrued during Pegasus Funds' fiscal year ended December 31, 1996 for Messrs. Heenan, DeGrazia, Pallone and Sutherland, respectively.


+++ Messrs. Heenan and Yehle resigned as Trustees of the Trust and the Pegasus Variable Annuity Fund as of July 13, 1996. Mr. Caldwell resigned as Trustee of the Trust and Pegasus Variable Annuity Fund as of December 31, 1997. In addition, Mr. Heenan had been the Chairman of the Board and President and Mr. Yehle had been the Treasurer.

______________________


           The Trustees and Officers of the Trust, as a group, owned less than 1% of the outstanding shares of each Fund as of November 7, 1997.


Investment Adviser
------------------

           Information about the Investment Adviser and its duties and compensation as investment adviser is contained in the Prospectus. In addition, the Investment Adviser is entitled to 4/10ths of the gross income earned by a Fund on each loan of securities (excluding capital gains and losses, if any). The Investment Adviser has informed the Trust's Board of

Trustees that since the inception of the Trust neither it nor any of its affiliates has engaged in and received compensation for any transactions involving lending of portfolio securities. Furthermore, neither the Investment Adviser nor any of its affiliates will do so unless permitted by the SEC or SEC staff.

          The Investment Adviser's own investment portfolios may include bank certificates of deposit, bankers' acceptances, corporate debt obligations, equity securities and other investments any of which may also be purchased by the Trust. Joint purchase of investments for the Trust and for the Investment Adviser's own investment portfolios will not be made. The Investment Adviser's and its affiliates' respective commercial banking departments may have deposit, loan and other commercial banking relationships with issuers of securities purchased by the Trust, including outstanding loans to such issuers which may be repaid in whole or in part with the proceeds of securities purchased by the Trust.

          From the date of the Reorganization of each Fund and the Money Market Fund, or September 23, 1996 if the Fund was not involved in a Reorganization, or December 17, 1996 (commencement of investment operations) in the case of the Managed Assets Growth Fund, through December 31, 1996, the Trust paid the Investment Adviser fees for advisory services on behalf of each Fund and the Money Market Fund, and the Investment Adviser reimbursed each Fund for certain operating expenses, as follows:


                                    Advisory Fees Paid  Expenses Reimbursed
                                    ------------------  -------------------

Managed Assets Conservative Fund            $  189,293             $ 38,616
Managed Assets Balanced Fund                $  294,755             $ 56,597
Managed Assets Growth Fund                  $      357             $    280
Equity Income Fund                          $  794,924             $ 66,325
Growth Fund                                 $1,423,281             $ 67,208
Mid-Cap Opportunity Fund                    $1,467,224                   --
Small-Cap Opportunity Fund                  $  405,651             $ 56,427
Intrinsic Value Fund                        $  691,537                   --
Growth and Value Fund                       $1,531,967                   --
Equity Index Fund                           $  280,393             $ 26,973
International Equity Fund                   $1,206,664             $ 26,973
Intermediate Bond Fund                      $  675,868             $ 49,186
Bond Fund                                   $1,142,259             $ 49,503
Short Bond Fund                             $  200,474             $ 29,453
Multi Sector Bond Fund                      $  282,194             $ 16,303
International Bond Fund                     $  160,317             $121,072
Municipal Bond Fund                         $  640,639             $108,706
Intermediate Municipal Bond Fund            $  784,244             $ 69,264
Michigan Municipal Bond Fund                $   77,238             $ 11,150
Money Market Fund                           $2,613,801             $180,817


           For the period from January 1, 1996 through the date of each Fund's Reorganization, or September 23, 1996 in the case of those Funds not involved in a Reorganization, and for the fiscal years or periods ended December 31, 1995 and 1994, the Trust paid NBD fees for advisory and administrative services under the previous investment advisory agreement with NBD on behalf of the following funds:

                                 January 1, 1996
                                   through the
                                 Reorganization/       December 31,      December 31,
                                September 23, 1996         1995              1994
                                ------------------     ------------      ------------

Managed Assets Balanced Fund        $  521,060          $  570,525        $  260,903
Mid-Cap Opportunity Fund            $3,397,900          $4,490,930        $3,670,337
Intrinsic Value Fund                $1,382,039          $1,817,833        $1,615,375
Growth and Value Fund               $3,718,231          $4,951,664        $4,032,266
Equity Index Fund                   $  444,727          $  411,792        $  329,438
International Equity Fund           $  594,989          $  529,312        $   20,568
Intermediate Bond Fund              $1,539,059          $2,650,418        $2,718,286
Bond Fund                           $2,021,339          $3,121,267        $3,200,907
Short Bond Fund                     $  708,692          $  650,298        $  112,091
Michigan Municipal Bond Fund        $  231,258          $  327,020        $  286,599
Money Market Fund                   $5,373,325          $7,225,557        $5,926,507



          For the period from January 1, 1996 through September 23, 1996, and for the fiscal years ended December 31, 1995 and 1994, NBD reimbursed the Trust for certain expenses on behalf of the Michigan Municipal Bond Fund as follows:

                                 January 1, 1996
                                   through the
                                 Reorganization/       December 31,     December 31,
                                September 23, 1996       1995             1994
                                ------------------     ---------        ------------
Michigan Municipal Bond Fund         $34,535            $119,481          $120,000

For the period from January 1, 1996 through September 23, 1996, and for the fiscal years ended December 31, 1995 and 1994, NBD voluntarily waived advisory fees on behalf of the Michigan Municipal Bond Fund as follows:


                                  January 1, 1996
                                    through the         December 31,    December 31,
                                 September 23, 1996         1995            1994
                                 ------------------     ------------    ------------
Michigan Municipal Bond Fund            N/A                 N/A           $108,612



          Prior to the Managed Assets Conservative, Equity Income, Growth, Small-Cap Opportunity, Multi Sector Bond, International Bond, Municipal Bond and Intermediate Municipal Bond Funds' current advisory agreement, FCNIMCO provided advisory services to such Funds. For the period from January 1, 1996 through the date of each Fund's Reorganization, and for the fiscal period from January 17, 1995 (effective date of the following Funds' investment advisory agreement with FCNIMCO) through December 31, 1995, the Funds paid FCNIMCO fees for advisory services and FCNIMCO voluntarily waived advisory fees as follows:

                                                               Advisory                             Advisory
                                                              Fees Paid                            Fees Paid
                                        Annual Fee            January 1,                          January 17,
                                      Payable As a %             1996           Advisory Fees     1995 through     Advisory Fees
                                        of Average           through the           Waived         December 31,        Waived
                                     Daily Net Assets       Reorganization          1996              1995             1995
                                     ----------------       --------------      -------------     ------------     -------------

Managed Assets Conservative Fund           .65%              $  222,625           $ 95,432         $  142,517        $178,658
Equity Income Fund                         .50%              $  748,110           $233,127         $  829,039        $277,716
Growth Fund                                .65%              $1,001,270           $245,346         $1,399,749        $314,740
Small-Cap Opportunity Fund                 .70%              $  346,745           $147,469         $  318,920        $168,733
Multi Sector Bond Fund                     .40%              $  538,380           $183,139         $  426,638        $185,678
International Bond Fund                    .70%              $   58,049           $160,438         $   10,617        $ 68,517
Municipal Bond Fund                        .40%              $  460,817           $273,829         $  565,821        $304,953
Intermediate Municipal Bond Fund           .40%              $  776,919           $267,210         $  938,654        $429,888




          Prior to January 17, 1995, FNBC provided management services to the Managed Assets Conservative, Multi Sector Bond, Municipal Bond and Intermediate Municipal Bond Funds pursuant to a management agreement (the "Prior Management Agreement"). Under the terms of the Prior Management Agreement, the Funds agreed to pay FNBC a monthly fee at the annual rate of .65%, .60%, .40% and .40% of the value of each respective Fund's average daily net assets. For the fiscal year ended January 31, 1994 and the period from February 1, 1994 through January 17, 1995, no fees were paid by the Funds to FNBC pursuant to various undertakings by FNBC.

          Investment decisions for the Trust and other fiduciary accounts are made by FCNIMCO solely from the standpoint of the independent interest of the Trust and such other fiduciary accounts. FCNIMCO performs independent analyses of publicly available information, the results of which are not made publicly available. In making investment decisions for the Trust, FCNIMCO does not obtain information from any other division or department of the Investment Adviser or otherwise, which is not publicly available. FCNIMCO executes transactions for the Trust only with unaffiliated dealers but such dealers may be customers of the Investment Adviser's affiliates. The Investment Adviser may make bulk purchases of securities for the Trust and for other customer accounts (but not for its own investment portfolio), in which case the Trust will be charged a pro rata share of the transaction costs incurred in making the bulk purchase. See "Investment Objectives, Policies and Risk Factors - Portfolio Transactions" above.

          FCNIMCO has agreed as Investment Adviser that it will reimburse the Trust such portions of its fees as may be required to satisfy any expense limitations imposed by state securities laws or other applicable laws.

          Under the terms of the Advisory Agreement, the Investment Adviser is obligated to manage the investment of each Fund's and the Money Market Fund's assets in accordance with applicable laws and regulations, including, to the extent applicable, the regulations and rulings of the various regulatory governmental bank agencies.

          The Investment Adviser will not accept Trust shares as collateral for a loan which is for the purpose of purchasing Trust shares, and will not make loans to the Trust. Inadvertent overdrafts of the Trust's account with the Custodian occasioned by clerical error or by failure of a shareholder to provide available funds in connection with the purchase of shares will not be deemed to be the making of a loan to the Trust by the Investment Adviser.

          Under the Advisory Agreement, the Investment Adviser is not liable for any error of judgment or mistake of law or for any loss suffered by the Trust in connection with the performance of such Agreement, except a loss resulting from a breach of fiduciary duty with respect to the receipt of compensation for services or a loss resulting from willful misfeasance, bad faith or gross negligence on the part of the Investment Adviser in the performance of its duties or from its reckless disregard of its duties and obligations under the Agreement.

          FCNIMCO is authorized by the Advisory Agreement to employ a sub-adviser(s) to assist it in the performance of its duties under the Advisory Agreement. Any such sub-adviser(s) are to be paid by FCNIMCO, not by the Funds, and FCNIMCO shall be fully responsible to the Trust for the acts and omissions of any such sub-advisers. FCNIMCO has entered into a sub-advisory agreement with Federated on behalf of the High Yield Bond Fund.

The Sub-Adviser
---------------

          Information about the Sub-Adviser and its duties and compensation is contained in the Prospectus. Federated, under the supervision of FCNIMCO, is obligated to manage the investment of the High Yield Bond Fund's assets in accordance with applicable laws and regulations, including, to the extent applicable, the regulations and rulings of the various regulatory governmental bank agencies.

          Under the Sub-Advisory Agreement, the Sub-Adviser is not liable for any error of judgment or mistake of law or for any loss suffered by the High Yield Bond Fund in connection with the performance of the Sub-Advisory Agreement, except a loss resulting from a breach of fiduciary duty with respect to the receipt of compensation for services or a loss resulting from willful misfeasance, bad faith or gross negligence on the part of the Sub-Adviser in the performance of its duties or from its reckless disregard of its duties and obligations under the Sub-Advisory Agreement.

Administrators
--------------

          Pursuant to an Administration Agreement dated as of April 12, 1996 with the Trust, FCNIMCO and BISYS assist in all aspects of the Trust's operations, other than providing investment advice, subject to the overall authority of the Trust's Board in accordance with Massachusetts law. Under the terms of the Administration Agreement,

FCNIMCO and BISYS are entitled jointly to a monthly administration fee at the annual rate of .15% of each Fund's and the Money Market Funds average daily net assets.

          From the date of the Reorganization of each Fund and the Money Market Fund, or September 23, 1996 if the Fund was not involved in a Reorganization, or December 17, 1996 (commencement of investment operations) in the case of the Managed Assets Growth Fund, through December 31, 1996, FCNIMCO received from the Trust, as agent for the co-administrators, administration fees as follows:


Fund                                      Fee
----                                   ----------
Managed Assets Conservative Fund       $   43,683
Managed Assets Balanced Fund           $   68,020
Managed Assets Growth Fund             $       82
Equity Income Fund                     $  238,477
Growth Fund                            $  382,992
Mid-Cap Opportunity Fund               $  366,806
Small-Cap Opportunity Fund             $   86,925
Intrinsic Value Fund                   $  172,884
Growth and Value Fund                  $  382,992
Equity Index Fund                      $  420,590
International Equity Fund              $  226,250
Intermediate Bond Fund                 $   34,354
Bond Fund                              $  416,965
Short Bond Fund                        $   85,917
Multi Sector Bond Fund                 $  105,823
International Bond Fund                $   34,354
Municipal Bond Fund                    $  233,974
Intermediate Municipal Bond Fund       $  294,091
Michigan Municipal Bond Fund           $   28,964
Money Market Fund                      $1,161,735




          Prior to January 17, 1995, the Dreyfus Corporation ("Dreyfus") provided administrative services to the Managed Assets Conservative, Equity Income, Growth, Small-Cap Opportunity, Multi Sector Bond, International Bond, Municipal Bond and Intermediate Municipal Bond Funds pursuant to an administration agreement between FNBC and Dreyfus. FNBC and not the Funds paid Dreyfus for Dreyfus' services. On January 17, 1995, FCNIMCO began providing administrative services to the Managed Assets Conservative, Equity Income, Growth, Small-Cap Opportunity, Multi Sector Bond, International Bond, Municipal Bond and Intermediate Municipal Bond Funds. Under the terms of this prior administration agreement, FCNIMCO was entitled to a fee, paid monthly, at an annual rate of .15% of each Fund's average daily net assets. For the period January 17, 1995 through December 31, 1995, each of the Managed Assets Conservative, Equity Income, Growth, Small-Cap Opportunity, Multi Sector Bond, International Bond, Municipal Bond and Intermediate Municipal Bond Funds paid FCNIMCO fees for administrative services, under the Funds' prior administration agreement, as follows:

                                    Administration     Administration
                                      Fees Paid         Fees Waived
                                    --------------     --------------
Managed Assets Conservative Fund       $ 70,857            $    0
Equity Income Fund                     $332,027            $    0
Growth Fund                            $395,652            $    0
Small-Cap Opportunity Fund             $104,497            $    0
Multi Sector Bond Fund                 $229,619            $    0
International Bond Fund                $ 12,551            $4,407
Municipal Bond Fund                    $310,972            $    0
Intermediate Municipal Bond Fund       $475,635            $    0


          The Trust has agreed that neither FCNIMCO nor BISYS will be liable for any error of judgment or mistake of law or for any loss suffered by the Trust in connection with the matters to which the agreement with FCNIMCO or BISYS relates, except for a loss resulting from willful misfeasance, bad faith or gross negligence on the part of FCNIMCO, or BISYS in the performance of their obligations or from reckless disregard by any of them of their obligations and duties under the Administration Agreement.

          In addition, the Administration Agreement provides that if, in any fiscal year, the aggregate expenses of a Fund exceed the expense limitation of any state having jurisdiction over the Fund, FCNIMCO and BISYS will bear such excess expense to the extent required by state law.

          The aggregate of the fees payable to FCNIMCO and BISYS is not subject to reduction as the value of the Fund's net assets increases.

Distribution and Shareholder Servicing Plans
--------------------------------------------

          As stated in the Prospectus, the Trust may enter into Servicing Agreements with Service Agents which may include the Investment Adviser and its affiliates. The Servicing Agreements provide that the Service Agents will render shareholder administrative support services to their customers who are the beneficial owners of Fund shares in consideration for the Funds' payment of up to .25% (on an annualized basis) of the average daily net asset value of the shares beneficially owned by such customers and held by the Service Agents and, at the Trust's option, it may reimburse the Service Agents' out-of-pocket expenses. Such services may include: (i) processing dividend and distribution payments from a Fund; (ii) providing information periodically to customers showing their share positions; (iii) arranging for bank wires; (iv) responding to customer inquiries; (v) providing subaccounting with respect to shares beneficially owned by customers or the information necessary for such subaccounting; (vi) forwarding shareholder communications; (vii) processing share exchange and redemption requests from customers; (viii) assisting customers in changing dividend options, account designations and addresses; and
(ix) other similar services requested by the Trust. Banks acting as Service Agents are prohibited from engaging in any activity primarily intended to result in the sale of Fund shares. However, Service Agents other than banks may be requested to provide marketing assistance (e.g., forwarding sales literature and advertising to their customers) in connection with the distribution of Fund shares.

          Rule 12b-1 (the "Rule") adopted by the Securities and Exchange Commission under the 1940 Act provides, among other things, that an investment company may bear expenses of distributing its shares only pursuant to a plan adopted in accordance with the Rule. The Trust's Board of Trustees has adopted such a plan (the "Plan") with respect to each Fund's Class B Shares, pursuant to which each Fund pays the Distributor a fee of up to 0.75% of the average daily net asset value attributable to such Shares for advertising, marketing and distributing such Shares and for the provision of certain services to the holders of such Shares. Under the Plan, the Distributor may make payments to certain financial institutions, securities dealers and other financial industry professionals (collectively, "Service Agents") in respect of these services. The Board of Trustees believes that there is a reasonable likelihood that the Plan will benefit each Fund and the holders of such Shares.

          The Board of Trustees reviews, at least quarterly, a written report of the amounts expended under the Plan and in connection with the Trust's arrangements with Service Agents and the purposes for which the expenditures were made. In addition, such arrangements are approved annually by a majority of the Trustees, including a majority of the Trustees who are not "interested persons" of the Trust as defined in the 1940 Act and have no direct or indirect financial interest in such arrangements (the "Disinterested Trustees").

          Any material amendment to the Plan and the Trust's arrangements with Service Agents under the Shareholder Servicing Agreements must be approved by a majority of the Board of Trustees (including a majority of the Disinterested Trustees).

          As stated in the Prospectus for the Funds, the Trust has implemented the Servicing Plan described above with respect to Class A and Class B shares of the Funds only and the Plan with respect to Class B shares of the Funds only. The Trust will enter into shareholder servicing agreements with Service Agents pursuant to which services to their customers who beneficially own Class A and Class B shares of the Funds in consideration for the payment of up to .25% (on an annualized basis) of the average daily net asset value of such shares. The Trust has allocated the Servicing Fees which are attributable to the Class A and Class B shares exclusively to such shares and the Distribution Fees which are attributable to the Class B shares exclusively to such shares.

Distributor
-----------

          The shares of the Funds are offered on a continuous basis through BISYS, which acts under the Distribution Agreement as Distributor for the Trust. As stated in the Prospectus, the Trust will allocate distribution fees which are attributable to the Class B shares in a Fund exclusively to such shares.

     The following table shows all sales loads, commissions and other compensation received by BISYS directly or indirectly from each of the Funds, and the Money Market Fund, during each Fund's fiscal year or period ended December 31, 1996.



                                                                                 Brokerage
                                                                                 Commis-
                                        Net Under-                               sions in
                                        writing Dis-        Compensation         connection      Other
                                        counts and          on Redemption        with Fund       Compen-
                                        Commissions/(1)/    and Repurchase/(2)/  Transactions    sation/(3)/
                                        -----------         --------------       ------------    ------
Managed Assets Conservative Fund*         $17,318               $ 6,913               $0         $31,043
Managed Assets Balanced Fund              $ 3,351               $11,950               $0         $ 3,720
Managed Assets Growth Fund                $     1               $  --                 $0         $     4
Equity Income Fund*                       $ 5,450               $ 2,246               $0         $ 9,855
Growth Fund*                              $ 2,921               $    21               $0         $ 5,631
Mid-Cap Opportunity Fund                  $ 3,191               $    59               $0         $   129
Small-Cap Opportunity Fund*               $ 1,566               $  --                 $0         $   363
Intrinsic Value Fund                      $ 1,184               $     1               $0         $   147
Growth and Value Fund                     $ 1,981               $    39               $0         $   160
Equity Index Fund                         $   535               $  --                 $0         $   102
International Equity Fund                 $ 4,109               $   491               $0         $ 4,944
Intermediate Bond Fund                    $   610               $  --                 $0         $ 1,542
Bond Fund                                 $ 1,349               $ 1,561               $0         $   756
Short Bond Fund                           $    52               $  --                 $0         $    51
Multi Sector Bond Fund*                   $   294               $ 1,405               $0         $ 1,811
International Bond Fund*                  $    29               $  --                 $0         $    82
Municipal Bond Fund*                      $ 2,307               $  --                 $0         $ 3,531
Intermediate Municipal Bond Fund*         $   499               $  --                 $0         $ 4,204
Michigan Municipal Bond Fund              $   721               $  --                 $0         $   118
Money Market Fund                         $     0               $  --                 $0         $ 1,274



______________________

(1) Represents amounts received from front-end sales charge on A Shares.

(2) Represents amounts received from contingent deferred sales charges on B Shares and certain redemptions of A Shares. The basis on which such sales charges are paid is described in the Prospectus.

(3) Represents the payments made under the Shareholder Servicing Plans and the Plan (see "Management -- Distribution and Shareholder Servicing Plans") and retained by BISYS. In addition, BISYS received $1,825,233 in administration fees.

* Includes front end sales charges, contingent deferred sales charges, Shareholder Servicing fees and Distribution fees received by Concord Financial Group, Inc. an indirect affiliate of BISYS and the distributor of Prairie Funds, Prairie Intermediate Bond Fund and Prairie Municipal Bond Fund, Inc.

          Prior to August 26, 1996 (September 16, 1996 for the Money Market
Fund), the Funds' shares were offered on a continuous basis through First of Michigan Corporation ("FoM") and Essex National Securities, Inc. ("Essex") as co-distributors of the Trust. For the period January 1, 1996 through August 25, 1996 (September 15, 1996 for the Money Market Fund), the Managed Assets Balanced, Mid-Cap Opportunity, Intrinsic Value, Growth and Value, Equity Index, International Equity, Intermediate Bond, Bond, Short Bond, Michigan Municipal Bond and Money Market Funds paid FoM and Essex for their services the following fees:

                                    Fees to FoM     Fees to Essex
                                    -----------     -------------

Managed Assets Balanced Fund            $ 2,762           $ 6,489
Mid-Cap Opportunity Fund                $18,360           $41,964
Intrinsic Value Fund                    $ 8,248           $11,101
Growth and Value Fund                   $21,865           $31,051
Equity Index Fund                       $22,759           $ 2,561
International Equity Fund               $ 4,800           $   935
Intermediate Bond Fund                  $12,528           $ 7,070
Bond Fund                               $18,850           $19,632
Short Bond Fund                         $ 5,632           $   487
Michigan Municipal Bond Fund            $   160           $12,967
Money Market Fund                       $76,683           $60,486


 _________________

          For the period January 1, 1996 through August 26, 1996 (September 16, 1996 for the Money Market Fund) and for the fiscal years ended December 31, 1995 and 1994, neither FoM nor Essex incurred any expenses with respect to each of the Funds for the printing and mailing of prospectuses to other than current shareholders.


          Prior to the date of the Reorganization of each of the Managed Assets Conservative, Equity Income, Growth, Small-Cap Opportunity, Multi Sector Bond, International Bond, Intermediate Municipal Bond, Growth and Municipal Bond Funds, were distributed by Concord Financial Group, Inc., an indirect affiliate of BISYS.


          For the fiscal year or period ended December 31, 1996, the Funds made the following payments under the Plan with respect to Class B shares of the indicated Fund, all of which was retained by BISYS or Concord:


                                        Amount of      Amount of
                                        12b-1 Fees     12b-1 Fees
                                         Paid to        Paid to
                                          BISYS         Concord
                                        ----------     ----------

Managed Assets Conservative Fund           $18,370        $12,104
Managed Assets Balanced Fund               $ 3,706        $ 3,903
Managed Assets Growth Fund                 $     4            --
Equity Income Fund                         $ 6,285        $ 3,545
Growth Fund                                $ 3,447        $ 2,153
Mid-Cap Opportunity Fund                       --             --
Small-Cap Opportunity Fund                 $   248        $    98
Intrinsic Value Fund                       $   140            --
Growth and Value Fund                      $   138            --
Equity Index Fund                          $    87            --
International Equity Fund                  $ 2,035        $ 2,128
Intermediate Bond Fund                     $   123        $ 1,413
Bond Fund                                  $   516        $   211
Short Bond Fund                            $    51            --
Multi Sector Bond Fund                     $ 1,800            --
International Bond Fund                    $    53        $    16
Municipal Bond Fund                        $ 1,985        $ 1,382
Intermediate Municipal Bond Fund           $ 2,114        $ 1,519
Michigan Municipal Bond Fund               $   113            --
Money Market Fund                          $   238        $   457

          These amounts were used by BISYS and Concord to finance sales commissions to brokers selling Class B Shares.

          For the fiscal year or period ended December 31, 1996, the fee paid under the Shareholder Services Plan with respect to Class A and Class B Shares of the indicated Fund was as follows:


                                     Amount of Fee Paid
                                     ------------------
                                                Class A    Class B
                                                -------    -------
Managed Assets Conservative Fund                $145,108   $10,476
Managed Assets Balanced Fund                    $ 25,472   $ 1,520
Managed Assets Growth Fund                      $     10   $     5
Equity Income Fund                              $ 14,428   $ 3,283
Growth Fund                                     $ 23,830   $ 1,869
Mid-Cap Opportunity Fund                        $ 91,946   $    31
Small-Cap Opportunity Fund                      $  5,663   $   116
Intrinsic Value Fund                            $ 22,327   $    47
Growth and Value Fund                           $ 62,159   $    46
Equity Index Fund                               $ 18,760   $    29
International Equity Fund                       $  9,300   $ 1,253
Intermediate Bond Fund                          $ 14,337   $    40
Bond Fund                                       $ 41,642   $   194
Short Bond Fund                                 $    951   $    17
Multi Sector Bond Fund                          $ 17,824   $ 1,074
International Bond Fund                         $  2,168   $    25
Municipal Bond Fund                             $ 66,864   $ 1,124
Intermediate Municipal Bond Fund                $ 45,383   $ 1,213
Michigan Municipal Bond Fund                    $ 21,030   $    38
Money Market Fund                               $851,719   $   154


Custodian
---------

          As Custodian for the Trust, NBD (i) maintains a separate account or accounts in the name of each Fund, (ii) collects and makes disbursements of money on behalf of each Fund, (iii) collects and receives all income and other payments and distributions on account of the portfolio securities of each Fund, and (iv) makes periodic reports to the Trust's Board of Trustees concerning the Trust's operations.

          For its services as Custodian, NBD is entitled to receive from the Funds at the following annual rates based on the aggregate market value of such Funds' portfolio securities, held as Custodian: .03% of the first $20 million;
 .025% of the next $20 million; .02% of the next $20 million; .015% of the next $40 million; .0125% of the next $200 million; and .01% of the balance over $300,000,000. NBD will receive an annual account fee of $1,000 and $1.54 per month per asset held in each of these Funds. In addition, NBD, as Custodian, is entitled to receive $50 for each cash statement and inventory statement and $13 for each pass-through certificate payment, $35 for each option transaction requiring escrow receipts and $20 for all other security transactions.

                             INDEPENDENT AUDITORS


          Arthur Andersen LLP, independent public accountants, 500 Woodward Avenue, Detroit, Michigan 48226-3424, serves as auditors for the Trust. Ernst & Young LLP served as independent auditors for the Prairie Funds, Prairie Intermediate Bond Fund and Prairie Municipal Bond Fund, Inc. The audited financial statements and notes thereto for each Fund for the fiscal year or period ended December 31, 1996 are contained in the Trust's Annual Report to Shareholders dated December 31, 1996 and the unaudited financial statements and notes thereto for each Fund for the six-month period ended June 30, 1997 are contained in the Trust's Semi-Annual Report to Shareholders dated June 30, 1997 and such statements and notes are incorporated by reference into this Statement of Additional Information. The December 31, 1996 financial statements and notes thereto have been audited by Arthur Andersen LLP, whose report thereon also appears in such Annual Report and is also incorporated herein by reference. The financial statements for periods or years ended December 31, 1995 and prior with respect to the Managed Assets Conservative, Equity Income, Growth, Small-Cap Opportunity, Multi Sector Bond, International Bond, Municipal Bond and Intermediate Municipal Bond Funds were audited by Ernst & Young LLP, such Funds' prior independent auditors, whose report dated February 23, 1996 expressed an unqualified opinion on such financial statements. The financial statements for periods or years prior to December 31, 1995 with respect to the Managed Assets Balanced, Mid-Cap Opportunity, Intrinsic Value, Growth and Value, Equity Index, International Equity, Intermediate Bond, Bond, Short Bond and Michigan Municipal Bond Funds were audited by Arthur Andersen LLP. No other parts of the Annual Report are incorporated by reference herein. Such financial statements have been incorporated herein in reliance on the reports of Arthur Andersen LLP and Ernst & Young LLP, independent auditors, given on the authority of said firms as experts in auditing and accounting.




                                    COUNSEL

          Drinker Biddle & Reath LLP (of which Mr. McConnel, Secretary of the Trust, is a partner), 1345 Chestnut Street, Philadelphia, Pennsylvania 19107-3496, is counsel to the Trust.

                     ADDITIONAL INFORMATION ON PERFORMANCE

          From time to time, the total return of each class of shares of each Fund and the yield of each class of shares of the Asset Allocation, Bond and Municipal Bond Funds for various periods may be quoted in advertisements, shareholder reports or other communications to shareholders. Performance information is generally available by calling (800) 688-3350.

          Yield Calculations. A Fund's yield is calculated by dividing the Fund's net investment income per share (as described below) earned during a 30-day period by the maximum offering price per share on the last day of the period and annualizing the result on a semi-annual basis by adding one to the quotient, raising the sum to the power of six, subtracting one from the result and then doubling the difference. A Fund's net investment income per share earned during the period is based on the average daily number of shares outstanding during the period entitled to receive dividends and includes dividends and interest earned during the period minus expenses accrued for the period, net of reimbursements. This calculation can be expressed as follows:

                                              a-b
                                 Yield = 2 [(----- + 1)/6/ - 1]
                                               cd

          Where:     a = dividends and interest earned during the period.

                     b = expenses accrued for the period (net of
                         reimbursements).

                     c = the average daily number of shares outstanding during
                         the period that were entitled to receive dividends.

                     d = maximum offering price per share on the last day of the period.

          For the purpose of determining net investment income earned during the period (variable "a" in the formula), dividend income on equity securities held by a Fund is recognized by accruing 1/360 of the stated dividend rate of the security each day that the security is in the portfolio. Each Fund calculates interest earned on any debt obligations held in its portfolio by computing the yield to maturity of each obligation held by it based on the market value of the obligation (including actual accrued interest) at the close of business on the last business day of each month, or, with respect to obligations purchased during the month, the purchase price (plus actual accrued interest), and dividing the result by 360 and multiplying the quotient by the market value of the obligation (including actual accrued interest) in order to determine the interest income on the obligation for each day of the subsequent month that the obligation is in the portfolio. For purposes of this calculation, it is assumed that each month contains 30 days. The maturity of an obligation with a call provision is the next call date on which the obligation reasonably may be expected to be called or, if none, the maturity date. With respect to debt obligations purchased at a discount or premium, the formula generally calls for amortization of the discount or premium. The amortization schedule will be adjusted monthly to reflect changes in the market values of such debt obligations.

          Undeclared earned income may be subtracted from the maximum offering price per share (variable "d" in the formula). Undeclared earned income is the net investment income which, at the end of the 30-day base period, has not been declared as a dividend, but is reasonably expected to be and is declared as a dividend shortly thereafter.

          For the 30-day period ended June 30, 1997, the yields, calculated as set forth above, for the Funds were as follows:


                                        Class A
                                        -------
                                    With Sales Load  Class B   Class I
                                    ---------------  -------   -------
Intermediate Bond Fund                    5.89%       5.37%     6.32%
Bond Fund                                 6.05%       5.52%     6.58%
Short Bond Fund                           5.36%       4.69%     5.64%
Multi Sector Bond Fund                    5.63%       5.13%     6.13%
Municipal Bond Fund                       4.37%       3.87%     4.82%
Intermediate Municipal Bond Fund          3.93%       3.30%     4.30%
Michigan Municipal Bond Fund              4.27%       3.74%     4.73%



* During the periods noted, these Asset Allocation Funds invested substantially all of their assets directly in portfolio securities rather than mutual fund shares. Investing in the Underlying Funds through the Asset Allocation Funds involves certain additional expenses and tax results that would not be present in a direct investment in the Underlying Funds. Had these additional expenses and tax results been reflected, performance would be reduced.

          In addition, the Municipal Bond Funds may advertise their standardized "tax-equivalent yield," which is computed by: (a) dividing the portion of the yield (as calculated above) that is exempt from income tax by one minus a stated income tax rate; and (b) adding the figure resulting from (a) above to that portion, if any, of the yield that is not tax-exempt.


          The tax-equivalent yields for the Municipal Bond Funds for the 30-day period ended June 30, 1997 (assuming a 39.6% federal tax rate for each Fund and a 4.4% Michigan income tax rate for the Michigan Municipal Bond Fund) were as follows:



                                        Class A
                                        -------
                                    With Sales Load   Class B   Class I
                                    ---------------   -------   -------

Municipal Bond Fund                       7.24%        6.41%     7.98%

Intermediate Municipal Bond Fund          6.51%        5.46%     7.12%
Michigan Municipal Bond Fund              7.63%        6.68%     8.45%



          Total Return Calculations. Each Fund computes its "average annual total return" for a class by determining the average annual compounded rates of return during specified periods that equate the initial amount invested to the ending redeemable value of such investment. This is done by dividing the ending redeemable value of a hypothetical $1,000 initial payment by $1,000 and raising the quotient to a power equal to one divided by the number of years (or fractional portion thereof) covered by the computation and subtracting one from the result. This calculation can be expressed as follows:



                    T =   [(ERV 1/N) - 1]
                            -------
                            P

          Where:    T = average annual total return.

                 ERV = ending redeemable value at the end of the period covered by the computation of a hypothetical $1,000 payment made at the beginning of the period.

                  P =   hypothetical initial payment of $1,000.

                  n = period covered by the computation, expressed in terms of years.

          The Funds compute their aggregate total returns for each class by determining the aggregate rates of return during specified periods that likewise equate the initial amount invested to the ending redeemable value of such investment. The formula for calculating aggregate total return is as follows:


                            ERV
                    T =  [(------) - 1]
                            P

          The calculations of average annual total return and aggregate total return assume the reinvestment of all dividends and capital gain distributions on the reinvestment dates during the period, and include all recurring fees charged to all shareholder accounts, assuming an account size equal to a Fund's mean (or median) account size for any fees that vary with the size of the account. The ending redeemable value (variable "ERV" in each formula) is determined by assuming complete redemption of the hypothetical investment and the deduction of all nonrecurring charges at the end of the period covered by the computation. Each Fund's average annual total return may reflect the deduction of the maximum sales load imposed on purchases.


          The aggregate total returns for the Funds or predecessor funds, as the case may be, for the period since commencement of operations through the period ended June 30, 1997 (unaudited) are shown below:

                                          Aggregate Total    Aggregate Total
                                          Return From        Return From
                                          Inception          Inception
                                          Through            Through
                                          12/31/96 (with     12/31/96 (with-
                                          Deduction of       out Deduction
                                          Maximum Sales      for Any Sales
                                          Charge)            Charge)          Inception Date
                                          -------------      ---------------  --------------
Managed Assets Conservative Fund*/(1)/
  Class A                                          233.05%            250.56%        01/23/86
  Class B                                           38.45%             41.45%        03/03/95
  Class I                                           44.75%                           03/03/95

Managed Assets Balanced Fund*
  Class A                                           40.84%             48.25%        01/01/94
  Class B                                           38.48%             41.48%        01/01/94
  Class I                                           48.78%                           01/01/94

Equity Income Fund/(1)/
  Class A                                         1707.41%           1802.48%        03/31/67
  Class B                                         1768.41%           1768.41%        03/31/67
  Class I                                         2120.29%                           03/31/67

Growth Fund/(2)/
  Class A                                          883.19%            934.90%        05/31/68
  Class B                                          916.15%            916.15%        05/31/68
  Class I                                         1099.38%                           05/31/68

Mid-Cap Opportunity Fund
  Class A                                          524.00%            556.82%        12/31/83
  Class B                                          554.62%            554.62%        12/31/83
  Class I                                          558.73%                           12/31/83

Small-Cap Opportunity Fund/(1)/
  Class A                                          889.91%            941.98%        06/30/72
  Class B                                          927.51%            927.51%        06/30/72
  Class I                                         1087.98%                           06/30/72

Intrinsic Value Fund
  Class A                                          388.12%            413.79%        12/31/85
  Class B                                          410.23%            410.23%        12/31/85
  Class I                                          414.92%                           12/31/85

Growth and Value Fund
  Class A                                          473.96%            504.15%        12/31/83
  Class B                                          494.46%            494.46%        12/31/83
  Class I                                          505.58%                           12/31/83

Equity Index Fund
  Class A                                          521.31%            540.53%        06/30/85
  Class B                                          526.62%            526.62%        06/30/85
  Class I                                          541.42%                           06/30/85

International Equity Fund
  Class A                                          167.52%            181.60%        04/30/86
  Class B                                          177.48%            177.48%        04/30/86
  Class I                                          182.76%                           04/30/86

Intermediate Bond Fund
  Class A                                          203.22%            212.59%        12/31/83
  Class B                                          211.36%            211.36%        12/31/83
  Class I                                          213.52%                           12/31/83

Bond Fund
  Class A                                          245.20%            261.46%        12/31/83
  Class B                                          260.46%            260.46%        12/31/83
  Class I                                          262.38%                           12/31/83

                                          Aggregate Total   Aggregate Total
                                          Return From       Return From
                                          Inception         Inception
                                          Through           Through
                                          12/31/96 (with    12/31/96 (with-
                                          Deduction of      out Deduction
                                          Maximum Sales     for Any Sales
                                          Charge)           Charge)            Inception Date
                                          --------------    ---------------    --------------
Short Bond Fund
  Class A                                    174.59%           177.36%            12/31/83
  Class B                                    175.28%           175.28%            12/31/83
  Class I                                    178.04%                              12/31/83

Multi Sector Bond Fund/(1)/
  Class A                                    22.86%            26.66%             01/15/93
  Class B                                    23.81%            24.81%             01/15/93
  Class I                                    27.66%                               01/15/93

International Bond Fund/(1)/
  Class A                                    97.71%            107.02%            01/27/95
  Class B                                   101.88%            101.88%            01/27/95
  Class I                                   116.09%                               01/27/95

Municipal Bond Fund/(3)/
  Class A                                    98.98%            108.35%            03/01/88
  Class B                                    10.28%             14.28%            04/04/95
  Class C                                   113.40%                               03/01/88

Intermediate Municipal Bond Fund/(1)/
  Class A                                    86.56%             92.33%            03/01/88
  Class B                                    88.64%             88.64%            03/01/88
  Class I                                    97.58%                               03/01/88

Michigan Municipal Bond Fund
  Class A                                    23.94%             29.78%            02/01/93
  Class B                                    25.71%             28.71%            02/01/93
  Class I                                    30.09%                               02/01/93



* During the periods noted, these Asset Allocation Funds invested substantially all of their assets directly in portfolio securities rather than mutual fund shares. Investing in the Underlying Funds through the Asset Allocation Funds involves certain additional expenses and tax results that would not be present in a direct investment in the Underlying Funds. Had these additional expenses and tax results been reflected, performance would be reduced.


/1/ Prior to September 21, 1996, the Managed Assets Conservative, Equity Income, Small-Cap Opportunity, Multi Sector Bond, International Bond and Intermediate Municipal Bond Funds had no prior operating history. Except as noted below, performance for periods prior to such date is represented by the Performance of the Prairie Managed Assets Income, Prairie Equity Income, Prairie Special Opportunity, Prairie Intermediate Bond, Prairie International Bond and Prairie Intermediate Municipal Bond Funds, respectively. On September 21, 1996, the assets and liabilities of these Prairie Funds were transferred to the above stated respective Funds of the Trust. Performance of the Managed Assets Conservative Fund and Intermediate Municipal Bond Fund for periods prior to March 3, 1995 and March 1, 1988, respectively, is represented by the performance of the First Prairie Diversified Assets Fund and the Intermediate Series of the First Prairie Municipal Bond Fund, respectively. The Prairie Managed Assets Income Fund and Prairie Intermediate Municipal Bond Fund commenced operations through a transfer of assets from the First Prairie Diversified Assets Fund and the Intermediate Series of the First Prairie Municipal Bond Fund, respectively.


/2/ Performance for periods from January 27, 1995 to August 24, 1996 is represented by the performance of the Prairie Growth Fund. On such date, the assets and liabilities of the Prairie Growth Fund were transferred to the Growth Fund.

/3/ Performance for periods prior to September 14, 1996 is represented by the performance of the Prairie Municipal Bond Fund. On such date, the assets and liabilities of the Prairie Municipal Bond Fund were transferred to the Municipal Bond Fund.


          The Funds may also from time to time include in advertisements, sales literature, communications to shareholders and other materials ("Literature") total return figures that are not calculated according to the formulas set forth above in order to compare more accurately a Fund's performance with other measures of investment return. For example, in comparing the Funds' total returns with data published by Lipper Analytical Services, Inc., Morningstar, CDA Investment Technologies, Inc. or Weisenberger Investment Company Service, or with the performance of an index, the Funds may calculate their returns for the period of time specified in the advertisement or communication by assuming the investment of $10,000 in shares and assuming the reinvestment date. Percentage increases are determined by subtracting the initial value of the investment from the ending value and by dividing the remainder by the beginning value. The Funds do not, for these purposes, deduct from the initial value invested any amount representing sales charges. The Funds will, however, disclose the maximum sales charge and will also disclose that the performance data does not reflect sales charges and that inclusion of sales charges would reduce the performance quoted.


HISTORICAL PERFORMANCE INFORMATION
----------------------------------


          Composite performance is set forth below for the Funds or predecessor funds, as the case may be, for various periods ended June 30, 1997, except as noted (unaudited). Total returns for Class A and Class B shares are set forth at net asset value ("NAV") and the Fund's public offering price or maximum CDSC, as applicable.


                                                            Average Annual Total Return
                                                            ---------------------------
                                                                                                     Since Inception
                                                                                                     ---------------
                                               1 Year              5 Years         10 Years          (Inception Date)
                                               ------              -------         --------          ----------------

----------------------------------------------------------------------------------------------------------------------------
ASSET ALLOCATION FUNDS:
-----------------------
Managed Assets Conservative Fund/*(1)/
--------------------------------------
 Class A shares (NAV/public offering price)  13.30%/ 7.63%   10.98%/ 9.85%   11.20%/10.63%   11.59%/11.09% (1/23/86)
 Class B shares (NAV/CDSC)                   12.46%/ 8.46%      N/A             N/A          16.05%/14.99% (3/3/95)
 Class I shares                                  13.47%         N/A             N/A              17.20% (3/3/95)
----------------------------------------------------------------------------------------------------------------------------
Managed Assets Balanced Fund/*/
-------------------------------
 Class A shares (NAV/public offering price)  17.78%/11.89%      N/A             N/A          11.92%/10.29% (1/1/94)
 Class B shares (NAV/CDSC)                   12.40%/ 8.40%      N/A             N/A          10.43%/ 9.75% (1/1/94)
 Class I shares                                  18.20%         N/A             N/A              12.03% (1/1/94)
----------------------------------------------------------------------------------------------------------------------------
Managed Assets Growth Fund
--------------------------
 Class A shares (NAV/public offering price)     N/A             N/A             N/A          11.58%/6.01% (12/18/96)
 Class B shares (NAV/CDSC)                      N/A             N/A             N/A          10.00%/5.00% (12/18/96)
 Class I shares                                 N/A             N/A             N/A             12.11% (12/18/96)
----------------------------------------------------------------------------------------------------------------------------
EQUITY FUNDS:
-------------
Equity Income Fund/(1)(2)/
-------------------------
 Class A shares (NAV/public offering price)  23.97%/17.77%   15.11%/13.94%   11.27%/10.70%   10.23%/10.04% (3/31/67)
 Class B shares (NAV/CDSC)                   23.00%/19.00%   14.70%/14.58%   11.07%/11.07%   10.16%/10.16% (3/31/67)
 Class I shares                                 24.20%          15.61%          11.81%          10.79% (3/31/67)
----------------------------------------------------------------------------------------------------------------------------
Growth Fund/(2)(3)/
-----------------
 Class A shares (NAV/public offering price)  28.37%/21.96%   16.90%/15.71%   13.30%/12.72%    8.37%/8.18% (5/31/68)
 Class B shares (NAV/CDSC)                   27.45%/23.45%   16.48%/16.37%   13.09%/13.09%    8.30%/8.30% (5/31/68)
 Class I shares                                 28.60%          17.38%          13.83%          8.92% (5/31/68)
----------------------------------------------------------------------------------------------------------------------------
Mid-Cap Opportunity Fund/(2)/
----------------------------
 Class A shares (NAV/public offering price)  28.63%/22.20%   19.96%/18.73%   14.23%/13.64%   14.96%/14.53% (12/31/83)
 Class B shares (NAV/CDSC)                   28.20%/24.20%   19.88%/19.78%   14.19%/14.19%   14.94%/14.94% (12/31/83)
 Class I shares                                 29.00%          20.03%          14.26%          14.99% (12/31/83)
----------------------------------------------------------------------------------------------------------------------------
Small-Cap Opportunity Fund/(1)(2)/
--------------------------------
 Class A shares (NAV/public offering price)  33.34%/26.67%   16.49%/15.30%   14.60%/14.01%    9.83%/ 9.60% (6/30/72)
 Class B shares (NAV/CDSC)                   32.94%/28.94%   16.16%/16.05%   14.44%/14.44%    9.77%/ 9.77% (6/30/72)
 Class I shares                                 34.30%          17.09%          15.19           10.41% (6/30/72)
----------------------------------------------------------------------------------------------------------------------------
Intrinsic Value Fund/(2)/
------------------------
 Class A shares (NAV/public offering price)  26.93%/20.59%   16.55%/15.37%   13.04%/12.46%   15.30%/14.79% (12/31/85)
 Class B shares (NAV/CDSC)                   26.05%/22.05%   16.39%/16.28%   12.96%/12.96%   15.23%/15.23% (12/31/85)
 Class I shares                                 27.21%          16.61%          13.06%          15.23% (12/31/85)
----------------------------------------------------------------------------------------------------------------------------
Growth and Value Fund/(2)/
--------------------------
 Class A shares (NAV/public offering price)  28.12%/21.72%   16.88%/15.69%   12.13%/11.56%   14.25%/13.82% (12/31/83)
 Class B shares (NAV/CDSC)                   26.06%/22.06%   16.50%/16.39%   11.95%/11.95%   14.17%/14.17% (12/31/83)
 Class I shares                                 28.42%          16.94%          12.16%          14.26% (12/31/83)
----------------------------------------------------------------------------------------------------------------------------
Equity Index Fund/(2)/
----------------------
 Class A shares (NAV/public offering price)  33.85%/29.84%   19.40%/18.67%   14.27%/13.92%   16.74%/16.44% (6/30/85)
 Class B shares (NAV/CDSC)                   30.94%/27.94%   18.87%/18.87%   14.01%/14.01%   16.52%/16.52% (6/30/85)
 Class I shares                                 34.06%          19.43%          14.28%          16.75% (6/30/85)
----------------------------------------------------------------------------------------------------------------------------
International Equity Fund/(2)/
-----------------------------
 Class A shares (NAV/public offering price)  12.81%/ 7.17%   10.19%/ 9.07%    7.02%/ 6.48%    9.70%/ 9.20% (4/30/86)
 Class B shares (NAV/CDSC)                   11.16%/ 7.16%    9.87%/ 9.73%    6.87%/ 6.87%    9.62%/ 9.62% (4/30/86)
 Class I shares                                 13.27%          10.28%           7.07%           9.74% (4/30/86)
----------------------------------------------------------------------------------------------------------------------------
BOND FUNDS:
-----------
Intermediate Bond Fund/(2)/
---------------------------
 Class A shares (NAV/public offering price)   8.68%/ 5.42%    6.38%/ 5.74%    7.98%/ 7.65%    8.80%/ 8.56% (12/31/83)
 Class B shares (NAV/CDSC)                    8.26%/ 5.26%    6.30%/ 6.30%    7.94%/ 7.94%    8.81%/ 8.81% (12/31/83)
 Class I shares                                  9.01%           6.45%           8.01%           8.83% (12/31/83)
----------------------------------------------------------------------------------------------------------------------------
Bond Fund/(2)/
--------------
 Class A shares (NAV/public offering price)   9.33%/ 4.41%    7.62%/ 6.63%    8.86%/ 8.36%    9.99%/ 9.61% (12/31/83)
 Class B shares (NAV/CDSC)                    9.03%/ 5.03%    7.56%/ 7.41%    8.83%/ 8.83%    9.97%/ 9.97% (12/31/83)
 Class I shares                                  9.61%           7.68%           8.89%          10.01% (12/31/83)
----------------------------------------------------------------------------------------------------------------------------
Short Bond Fund/(2)/
--------------------
 Class A shares (NAV/public offering price)   5.84%/ 4.78%    5.05%/ 4.84%    6.93%/ 6.82%    7.85%/ 7.77% (12/31/83)
 Class B shares (NAV/CDSC)                    5.04%/ 4.05%    4.90%/ 4.90%    6.85%/ 6.85%    7.79%/ 7.79% (12/31/83)
 Class I shares                                  6.10%           5.11%           6.96%           7.87% (12/31/83)
----------------------------------------------------------------------------------------------------------------------------
Multi Sector Bond Fund/(1)/
---------------------------
 Class A shares (NAV/public offering price)  7.07%/(3.86)%       N/A             N/A          5.62%/ 4.87% (3/5//93)
 Class B shares (NAV/CDSC)                   6.30%/(3.31)%       N/A             N/A          5.01%/ 4.10% (5/31/95)
 Class I shares                                 7.33%            N/A             N/A             5.81% (3/5/93)
----------------------------------------------------------------------------------------------------------------------------
International Bond Fund/(1)(2)/
-------------------------------
 Class A shares (NAV/public offering price)  1.96%/(2.63)%    8.56%/ 7.57%       N/A          9.84%/ 9.19% (9/30/89)
 Class B shares (NAV/CDSC)                   1.49%/(2.40)%    8.02%/ 7.87%       N/A          9.48%/ 9.48% (9/30/89)
 Class I shares                                 2.15%            9.18%           N/A             10.44% (9/30/89)
----------------------------------------------------------------------------------------------------------------------------
MUNICIPAL BOND FUNDS:
---------------------
Municipal Bond Fund/(4)/
------------------------
 Class A shares (NAV/public offering price)  7.74%/(2.90)%    7.26%/ 6.28%       N/A          8.18%/ 7.64% (3/1/88)
 Class B shares (NAV/CDSC)                   6.87%/(2.87)%       N/A             N/A          6.11%/ 4.45% (4/4/95)
 Class I shares                                 7.94%            N/A             N/A             8.45% (3/1/88)
----------------------------------------------------------------------------------------------------------------------------
Short Municipal Bond Fund/(2)/
------------------------------
 Class A shares (NAV/public offering price)   4.69%/ 3.64%    4.33%/ 4.12%    5.13%/ 5.02%    5.83%/ 5.75% (12/31/83)
 Class B shares (NAV/CDSC)                    4.69%/ 3.69%    4.33%/ 4.33%    5.13%/ 5.13%    5.83%/ 5.83% (12/31/83)
 Class I shares                                  4.95%           4.59%           5.39%           6.09% (12/31/83)
----------------------------------------------------------------------------------------------------------------------------
Intermediate Municipal Bond Fund/(1)/
------------------------------------
 Class A shares (NAV/public offering price)   6.32%/ 3.14%    5.93%/ 5.29%       N/A          7.26%/ 6.91% (3/1/88)
 Class B shares (NAV/CDSC)                    5.51%/(2.51)%      N/A             N/A          7.03%/ 7.03% (3/1/88)
 Class I shares                                  6.64%           N/A             N/A             7.63% (3/1/88)
----------------------------------------------------------------------------------------------------------------------------
Michigan Municipal Bond Fund
----------------------------
 Class A shares (NAV/public offering price)   7.72%/(2.88)%      N/A             N/A          6.12%/ 5.02% (2/1/93)
 Class B shares (NAV/CDSC)                    6.84%/(2.84)%      N/A             N/A          5.90%/ 5.34% (2/1/93)
 Class I shares                                  7.98%           N/A             N/A             6.15% (2/1/93)
----------------------------------------------------------------------------------------------------------------------------



/*/ During the periods noted, these Asset Allocation Funds invested substantially all of their assets directly in portfolio securities rather than mutual fund shares. Investing in the Underlying Funds through the Asset Allocation Funds involves certain additional expenses and tax results that would not be present in a direct investment in the Underlying Funds. Had these additional expenses and tax results been reflected, performance would be reduced.

/(1)/ Prior to September 21, 1996, the Managed Assets Conservative, Equity Income, Small-Cap Opportunity, Multi Sector Bond, International Bond and Intermediate Municipal Bond Funds had no prior operating history. Except as noted below, performance for periods prior to such date is represented by the performance of the Prairie Managed Assets Income, Prairie Equity Income, Prairie Special Opportunity, Prairie Intermediate Bond, Prairie International Bond and Prairie Intermediate Municipal Bond Funds, respectively. On September 21, 1996, the assets and liabilities of these Prairie Funds were transferred to the above stated respective Funds of the Trust. Performance of the Managed Assets Conservative Fund and Intermediate Municipal Bond Fund for periods prior to March 3, 1995 and March 1, 1998, respectively, is represented by the performance of the First Prairie Diversified Assets Fund and the Intermediate Series of the First Prairie Municipal Bond Fund, respectively. The Prairie Managed Assets Income Fund and Prairie Intermediate Municipal Bond Fund and Prairie Intermediate Municipal Bond Fund commenced operations through a transfer of assets from the First Prairie Diversified Assets Fund and Intermediate Series of the First Prairie Municipal Bond Fund, respectively.

/(2)/ Performance of the Equity Income, Growth, Small-Cap Opportunity and International Bond Funds for periods prior to January 27, 1995 is represented by performance of certain common trust funds managed by FNBC before the effective date of the registration statement of these Funds. Performance of the Mid-Cap Opportunity (6/1/91), Intrinsic Value (6/1/91), Growth and Value (6/1/91), Equity Index (7/10/92),
       International Equity (12/3/94), Intermediate Bond (6/1/91), Bond (6/1/91), Short Bond (9/17/94) and Short Municipal Bond (3/13/98) Funds for periods prior to the inception dates shown is represented by performance of certain common trust funds managed by NBD before the effective date of the registration statement of these Funds. The common trust funds were not registered under the 1940 Act and were not subject to certain restrictions that are imposed by the 1940 Act. If the common trust funds had been registered under the 1940 Act, performance may have been adversely affected. The common trust funds did not charge any expenses. Performance of the common trust funds has been restated to reflect the maximum operating expenses charged by the predecessor
       Prairie Funds upon their inception on January 27, 1995 in the case of the Equity Income, Growth, Small-cap Opportunity and International Bond Funds or by the other Fund's upon their inception, as the case may be.

/(3)/ Performance for periods from January 27, 1995 to August 24, 1996 is represented by the performance of the Prairie Growth Fund. On such date, the assets and liabilities of the Prairie Growth Fund were transferred to the Growth Fund.

/(4)/ Performance for periods to September 14, 1996 is represented by the performance of the Prairie Municipal Bond Fund. On such date, the assets and liabilities of the Prairie Municipal Bond Fund were transferred to the Municipal Bond Fund.


          From time to time, references to the Funds may appear in advertisements and sales literature for certain products or services, offered by the Investment Adviser, its affiliates or others, through which it is possible to invest in one or more of the Funds, such as the Pegasus Architect wrap account, the Pathmaker variable annuity, and First Choice, First Choice Pegasus and First Choice Select 401(k) products.

          The Funds may also from time to time include discussions or illustrations of the effects of compounding in advertisements. "Compounding" refers to the fact that, if dividends or other distributions on a Fund investment are reinvested by being paid in additional Fund shares, any future income or capital appreciation of a Fund would increase the value, not only of the original Fund investment, but also of the additional Fund shares received through reinvestment. As a result, the value of the Fund investment would increase more quickly than if dividends or other distributions had been paid in cash.

          The Funds may also include discussions or illustrations of the potential investment goals of a prospective investor, investment management strategies, techniques, policies or investment suitability of a Fund (such as value investing, market timing, dollar cost averaging, asset allocation, constant ratio transfer, automatic accounting rebalancing, the advantages and disadvantages of investing in tax-deferred and taxable instruments), economic conditions, risk and volatility assessments, the relationship between sectors of the economy and the economy as a whole, various securities markets, the effects of inflation and historical performance of various asset classes, including but not limited to, stocks, bonds and Treasury bills. From time to time, advertisements for each Asset Allocation Fund may include a discussion of the target asset allocation ranges and of the Underlying Funds and the expected ranges of investment in each of the Underlying Funds and may include a discussion of the current and foreseeable investment ranges of the target asset allocation and the Underlying Funds. From time to time advertisements or communications to shareholders may summarize the substance of information contained in shareholder reports (including the investment composition of a Fund), as well as the view of the Trust as to current market, economy, trade and interest rate trends, legislative, regulatory and monetary developments, investment strategies and related matters believed to be of relevance to a Fund. The Funds may also include in advertisements charts, graphs or drawings which compare the investment objective, return potential, relative stability and/or growth possibilities of the Fund and/or other mutual funds, or illustrate the potential risks and rewards of investment in various investment vehicles, including but not limited to, stocks, bonds, treasury bills and shares of a Fund. In addition, advertisements or shareholder communications may include a discussion of certain attributes or benefits to be derived by an investment in a Fund and/or other mutual funds, shareholder profiles and hypothetical investor scenarios, timely information on financial management, tax and retirement planning and investment alternatives to certificates of deposit and other financial instruments. Such advertisements or communicators may include symbols, headlines or other material which highlight or summarize the information discussed in more detail therein.

                                  APPENDIX A
                                  ----------


Commercial Paper Ratings
------------------------


          A Standard & Poor's ("S&P") commercial paper rating is a current assessment of the likelihood of timely payment of debt having an original maturity of no more than 365 days. The following summarizes the rating categories used by Standard and Poor's for commercial paper:

          "A-1" - The highest category indicates that the degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics are denoted with a plus sign (+) designation.

          "A-2" - Capacity for timely payment on issues with this designation is satisfactory. However, the relative degree of safety is not as high as for issues designated "A-1."

          "A-3" - Issues carrying this designation have adequate capacity for timely payment. They are, however, more vulnerable to the adverse effects of changes in circumstances than obligations carrying the higher designations.

          "B" - Issues are regarded as having only a speculative capacity for timely payment.

          "C" - This rating is assigned to short-term debt obligations with a doubtful capacity for payment.

          "D" - Issues are in payment default. The "D" rating category is used when interest payments of principal payments are not made on the date due, even if the applicable grace period has not expired, unless S&P believes such payments will be made during such grace period.



          Moody's commercial paper ratings are opinions of the ability of issuers to repay punctually senior debt obligations not having an original maturity in excess of one year, unless explicitly noted. The following summarizes the rating categories used by Moody's for commercial paper:


          "Prime-1" - Issuers (or supporting institutions) have a superior ability for repayment of senior short-term debt obligations. Prime-1 repayment ability will often be evidenced by many of the following characteristics: leading market positions in well established industries; high rates of return on funds employed; conservative capitalization structure with moderate reliance on debt and ample asset protection; broad margins in earnings coverage of fixed financial charges and high internal cash generation; and well established access to a range of financial markets and assured sources of alternate liquidity.


          "Prime-2" - Issuers or (supporting institutions) have a strong ability for repayment of senior short-term debt obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.


          "Prime-3" - Issuers (or supporting institutions) have an acceptable ability for repayment of senior short-term debt obligations. The effects of industry characteristics and market compositions may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and may require relatively high financial leverage. Adequate alternate liquidity is maintained.

          "Not Prime" - Issuers do not fall within any of the Prime rating categories.


          The three rating categories of Duff & Phelps for investment grade commercial paper and short-term debt are "D-1," "D-2" and "D-3." Duff & Phelps employs three designations, "D-1+," "D-1" and "D-1-," within the highest rating category. The following summarizes the rating categories used by Duff & Phelps for commercial paper:

          "D-1+" - Debt possesses highest certainty of timely payment. Short-term liquidity, including internal operating factors and/or access to alternative sources of funds, is outstanding, and safety is just below risk-free U.S. Treasury short-term obligations.

          "D-1" - Debt possesses very high certainty of timely payment. Liquidity factors are excellent and supported by good fundamental protection factors. Risk factors are minor.

          "D-1-" - Debt possesses high certainty of timely payment. Liquidity factors are strong and supported by good fundamental protection factors. Risk factors are very small.

          "D-2" - Debt possesses good certainty of timely payment. Liquidity factors and company fundamentals are sound. Although ongoing funding needs may enlarge total financing requirements, access to capital markets is good. Risk factors are small.


          "D-3" - Debt possesses satisfactory liquidity and other protection factors qualify issues as investment grade. Risk factors are larger and subject to more variation. Nevertheless, timely payment is expected.

          "D-4" - Debt possesses speculative investment characteristics. Liquidity is not sufficient to ensure against disruption in debt service. Operating factors and market access may be subject to a high degree of variation.

          "D-5" - Issuer has failed to meet scheduled principal and/or interest payments.

          Fitch short-term ratings apply to debt obligations that are payable on demand or have original maturities of generally up to three years. The following summarizes the rating categories used by Fitch for short-term obligations:

          "F-1+" - Securities possess exceptionally strong credit quality. Issues assigned this rating are regarded as having the strongest degree of assurance for timely payment.

          "F-1" - Securities possess very strong credit quality. Issues assigned this rating reflect an assurance of timely payment only slightly less in degree than issues rated "F-1+."

          "F-2" - Securities possess good credit quality. Issues assigned this rating have a satisfactory degree of assurance for timely payment, but the margin of safety is not as great as the "F-1+" and "F-1" ratings.

          "F-3" - Securities possess fair credit quality. Issues assigned this rating have characteristics suggesting that the degree of assurance for timely payment is adequate; however, near-term adverse changes could cause these securities to be rated below investment grade.

          "F-S" - Securities possess weak credit quality. Issues assigned this rating have characteristics suggesting a minimal degree of assurance for timely payment and are vulnerable to near-term adverse changes in financial and economic conditions.

          "D" - Securities are in actual or imminent payment default.


          "LOC" - The symbol "LOC" indicates that the rating is based on a letter of credit issued by a commercial bank.

          Thomson BankWatch short-term ratings assess the likelihood of an untimely or incomplete payment of principal and interest of debt instruments with original maturities of one year or less. The following summarizes the ratings used by Thomson BankWatch:

          "TBW-1" - This designation represents Thomson BankWatch's highest rating category and indicates a very high degree of likelihood that principal and interest will be paid on a timely basis.


          "TBW-2" - This designation represents Thomson BankWatch's second highest category and indicates that while the degree of safety regarding timely repayment of principal and interest is strong, the relative degree of safety is not as high as for issues rated "TBW-1."


          "TBW-3" - This designation represents Thomson BankWatch's lowest investment-grade category and indicates that while the obligation is more susceptible to adverse developments (both internal and external) than those with higher ratings, the capacity to service principal and interest in a timely fashion is considered adequate.


          "TBW-4" - This designation represents Thomson BankWatch's lowest rating category and indicates that the obligation is regarded as non-investment grade and therefore speculative.

          IBCA assesses the investment quality of unsecured debt with an original maturity of less than one year which is issued by bank holding companies and their principal bank subsidiaries. The following summarizes the rating categories used by IBCA for short-term debt ratings:





          "A1" - Obligations are supported by the highest capacity for timely repayment. Where issues process a particularly strong credit feature, a rating of "A1+" is assigned.


          "A2" - Obligations are supported by a good capacity for timely repayment although such capacity may be susceptible to adverse changes in business, economic or financial conditions.


          "A3" - Obligations are supported by an adequate capacity for timely repayment such capacity is more susceptible to adverse changes in business, economic, or financial conditions than for obligations in higher categories.


          "B" - Obligations for which the capacity for timely repayment is susceptible to adverse changes in business, economic, or financial conditions.

          "C" - Obligations for which there is a high risk of default or which are currently in default.

Corporate and Municipal Long-Term Debt Ratings
----------------------------------------------

          The following summarizes the ratings used by Standard & Poor's for corporate and municipal debt:


          "AAA" - This designation represents the highest rating assigned by Standard & Poor's. The obligor's capacity to meet its financial commitment on the obligation is extremely strong.


          "AA" - Debt is considered to have a very strong capacity to pay interest and repay principal and differs from AAA issues. An obligation rated "AA" differs from the highest rated obligation only in small degree. The obligor's capacity to meet its financial commitment on the obligation is very strong.


          "A" - An obligation rated "A" is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor's capacity to meet its financial commitment on the obligation is still strong.


          "BBB" - An obligation rated "BBB" exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.


          "BB," "B," "CCC," "CC" and "C" - Debt is regarded as having significant speculative characteristics. "BB" indicates the least degree of speculation and "C" the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major risk exposures to adverse conditions.


          "BB" - Debt is less vulnerable to non-payment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial or economic conditions which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.


          "B" - Debt is more vulnerable to non-payment than obligations rated "BB," but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial or economic conditions will likely impair the obligor's capacity or willingness for the obligor to meet its financial commitment on the obligation.


          "CCC" - Debt is vulnerable to non-payment, and is dependent upon favorable business, financial and economic conditions for the obligor to meet its financial commitment on the obligation.

          "CC" - An obligation rated "CCC" is currently highly vulnerable to non-payment.


          "C" - The "C" rating may be used to cover a situation where a bankruptcy petition has been filed or similar action has been taken, but payments on this obligation are being continued.


          "D" - An obligation rated "D" is in payment default. This rating is used when payments on an obligation are not made on the date due, even if the applicable grace period has not expired, unless S & P believes that such payments will be made during such grace period. "D" rating is also used upon the filing of a bankruptcy petition or the taking of similar action if payments on an obligation are jeopardized.

          PLUS (+) OR MINUS (-) - The ratings from "AA" through "CCC" may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

          "r" - This rating is attached to highlight derivative, hybrid, and certain other obligations that S & P believes may experience high volatility or high variability in expected returns due to non-credit risks. Examples of such obligations are: securities whose principal or interest return is indexed to equities, commodities, or currencies; certain swaps and options; and interest only and principal only mortgage securities. The absence of an "r" symbol should not be taken as an indication that an obligation will exhibit no volatility or variability in total return.

  The following summarizes the ratings used by Moody's for corporate and municipal long-term debt:

          "Aaa" - Bonds are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

          "Aa" - Bonds are judged to be of high quality by all standards. Together with the "Aaa" group they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in "Aaa" securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in "Aaa" securities.

          "A" - Bonds possess many favorable investment attributes and are to be considered as upper medium-grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.


          "Baa" - Bonds are considered as medium-grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.


          "Ba," "B," "Caa," "Ca," and "C" - Bonds that possess one of these ratings provide questionable protection of interest and principal ("Ba" indicates some speculative elements; "B" indicates a general lack of characteristics of desirable investment; "Caa" are of poor standing; "Ca" represents obligations which are speculative in a high degree; and "C" represents the lowest rated class of bonds). "Caa," "Ca" and "C" bonds may be in default.

          Con. (---) - Bonds for which the security depends upon the completion of some act or the fulfillment of some condition are rated conditionally. These are bonds secured by (a) earnings of projects under construction, (b) earnings of projects unseasoned in operation experience, (c) rentals which begin when facilities are completed, or (d) payments to which some other limiting condition attaches. Parenthetical rating denotes probable credit stature upon completion of construction or elimination of basis of condition.

          (P)... - When applied to forward delivery bonds, indicates that the rating is provisional pending delivery of the bonds. The rating may be revised prior to delivery if changes occur in the legal documents or the underlying credit quality of the bonds.

          Note: Those bonds in the Aa, A, Baa, Ba and B groups which Moody's believes possess the strongest investment attributes are designated by the symbols, Aa1, A1, Baa1, Ba1 and B1.

          The following summarizes the long-term debt ratings used by Duff & Phelps for corporate and municipal long-term debt:

          "AAA" - Debt is considered to be of the highest credit quality. The risk factors are negligible, being only slightly more than for risk-free U.S. Treasury debt.

          "AA" - Debt is considered of high credit quality. Protection factors are strong. Risk is modest but may vary slightly from time to time because of economic conditions.

          "A" - Debt possesses protection factors which are average but adequate. However, risk factors are more variable and greater in periods of economic stress.

          "BBB" - Debt possesses below average protection factors but such protection factors are still considered sufficient for prudent investment. Considerable variability in risk is present during economic cycles.

          "BB," "B," "CCC," "DD," and "DP" - Debt that possesses one of these ratings is considered to be below investment grade. Although below investment grade, debt rated "BB" is deemed likely to meet obligations when due. Debt rated "B" possesses the risk that obligations will not be met when due. Debt rated "CCC" is well below investment grade and has considerable uncertainty as to timely payment of principal, interest or preferred dividends. Debt rated "DD" is a defaulted debt obligation, and the rating "DP" represents preferred stock with dividend arrearages.

          To provide more detailed indications of credit quality, the "AA," "A," "BBB," "BB" and "B" ratings may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within these major categories.

          The following summarizes the highest four ratings used by Fitch for corporate and municipal bonds:

          "AAA" - Bonds considered to be investment grade and of the highest credit quality. The obligor has an exceptionally strong ability to pay interest and repay principal, which is unlikely to be affected by reasonably foreseeable events.

          "AA" - Bonds considered to be investment grade and of very high credit quality. The obligor's ability to pay interest and repay principal is very strong, although not quite as strong as bonds rated "AAA." Because bonds rated in the "AAA" and "AA" categories are not significantly vulnerable to foreseeable future developments, short-term debt of these issuers is generally rated "F-1+."

          "A" - Bonds considered to be investment grade and of high credit quality. The obligor's ability to pay interest and repay principal is considered to be strong, but may be more vulnerable to adverse changes in economic conditions and circumstances than bonds with higher ratings.

          "BBB" - Bonds considered to be investment grade and of satisfactory credit quality. The obligor's ability to pay interest and repay principal is considered to be adequate. Adverse changes in economic conditions and circumstances, however, are more likely to have an adverse impact on these bonds, and therefore, impair timely payment. The likelihood that the ratings of these bonds will fall below investment grade is higher than for bonds with higher ratings.


          "BB" - Bonds considered to be speculative. The obligor's ability to pay interest and repay principal may be affected over time by adverse economic changes. However, business and financial alternatives can be indentified, which could assist the obligor in satisfying its debt service requirements.


          "B" - Bonds are considered highly speculative. While securities in this class are currently meeting debt service requirements, the probability of continued timely payment of principal and interest reflects the obligor's limited margin of safety and the need for reasonable business and economic activity throughout the life of the issue.


          "CCC" - Bonds have certain indentifiable characteristics that, if not remedied, may lead to default. The ability to meet obligations requires an advantageous business and economic environment.


          "CC" - Bonds are minimally protected. Default in payments of interest and/or principal seems probable over time.


          "C" - Bonds are in imminent default in payment of interest or principal.


          "DDD," "DD" and "D" - Bonds are in default on interest and /or principal payments. Such securities are extremely speculative and should be valued on the basis of their ultimate recovery value in liquidation or reorganization of the obligor. "DDD" represents the highest potential for recovery on these securities, and "D" represents the lowest potential for recovery.

          To provide more detailed indications of credit quality, the Fitch ratings from and including "AA" to "C" may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within these major rating categories.

          IBCA assesses the investment quality of unsecured debt with an original maturity of more than one year which is issued by bank holding companies and their principal bank subsidiaries. The following summarizes the rating categories used by IBCA for long-term debt ratings:

          "AAA" - Obligations for which there is the lowest expectation of investment risk. Capacity for timely repayment of principal and interest is substantial, such that adverse changes in business, economic or financial conditions are unlikely to increase investment risk substantially.

          "AA" - Obligations for which there is a very low expectation of investment risk. Capacity for timely repayment of principal and interest is substantial, such that adverse changes in business, economic or financial conditions may increase investment risk, albeit not very significantly.

          "A" - Obligations for which there is a low expectation of investment risk. Capacity for timely repayment of principal and interest is strong, although adverse changes in business, economic or financial conditions may lead to increased investment risk.

          "BBB" - Obligations for which there is currently a low expectation of investment risk. Capacity for timely repayment of principal and interest is adequate, although adverse changes in business, economic or financial conditions are more likely to lead to increased investment risk than for obligations in other categories.

          "BB," "B," "CCC," "CC," and "C" - Obligations are assigned one of these ratings where it is considered that speculative characteristics are present. "BB" represents the lowest degree of speculation and indicates a possibility of investment risk developing. "C" represents the highest degree of speculation and indicates that the obligations are currently in default.

          IBCA may append a rating of plus (+) or minus (-) to a rating below "AAA" to denote relative status within major rating categories.

          Thomson BankWatch assesses the likelihood of an untimely repayment of principal or interest over the term to maturity of long term debt and preferred stock which are issued by United States commercial banks, thrifts and non-bank banks; non-United States banks; and broker-dealers. The following summarizes the rating categories used by Thomson BankWatch for long-term debt ratings:

          "AAA" - This designation represents the highest category assigned by Thomson BankWatch to long-term debt and indicates that the ability to repay principal and interest on a timely basis is extremely high.

          "AA" - This designation indicates a very strong ability to repay principal and interest on a timely basis with limited incremental risk compared to issues rated in the highest category.

          "A" - This designation indicates that the ability to repay principal and interest is strong. Issues rated "A" could be more vulnerable to adverse developments (both internal and external) than obligations with higher ratings.

          "BBB" - This designation represents Thomson BankWatch's lowest investment grade category and indicates an acceptable capacity to repay principal and interest. Issues rated "BBB" are, however, more vulnerable to adverse developments (both internal and external) than obligations with higher ratings.

          "BB," "B," "CCC," and "CC," - These designations are assigned by Thomson BankWatch to non-investment grade long-term debt. Such issues are regarded as having speculative characteristics regarding the likelihood of timely payment of principal and interest. "BB" indicates the lowest degree of speculation and "CC" the highest degree of speculation.

          "D" - This designation indicates that the long-term debt is in default.

          PLUS (+) OR MINUS (-) - The ratings from "AAA" through "CC" may include a plus or minus sign designation which indicates where within the respective category the issue is placed.


Municipal Note Ratings
----------------------

          A Standard and Poor's rating reflects the liquidity concerns and market access risks unique to notes due in three years or less. The following summarizes the ratings used by Standard & Poor's Ratings Group for municipal notes:

          "SP-1" - The issuers of these municipal notes exhibit very strong or strong capacity to pay principal and interest. Those issues determined to possess overwhelming safety characteristics are given a plus (+) designation.


          "SP-2" - The issuers of these municipal notes exhibit satisfactory capacity to pay principal and interest, with some vulnerability to adverse financial and economic changes over the term of the notes.

          "SP-3" - The issuers of these municipal notes exhibit speculative capacity to pay principal and interest.

          Moody's ratings for state and municipal notes and other short-term loans are designated Moody's Investment Grade ("MIG") and variable rate demand obligations are designated Variable Moody's Investment Grade ("VMIG"). Such ratings recognize the differences between short-term credit risk and long-term risk. The following summarizes the ratings by Moody's Investors Service, Inc. for short-term notes:


          "MIG-1"/"VMIG-1" - This designation denotes best quality, enjoying strong protection by established cash flows, superior liquidity support or demonstrated broad-based access to the market for refinancing.


          "MIG-2"/"VMIG-2" - This designation denotes high quality with margins of protection ample although not so large as in the preceding group.


          "MIG-3"/"VMIG-3" - This designation denotes favorable quality, with all security elements accounted for but lacking the undeniable strength of the preceding grades. Liquidity and cash flow protection may be narrow and market access for refinancing is likely to be less well established.


          "MIG-4"/"VMIG-4" - This designation denotes adequate quality, carrying specific risk but having protection commonly regarded as required of an investment security and not distinctly or predominantly speculative.


          "SG" - This designation denotes speculative quality and lack of margins of protection.

          Fitch and Duff & Phelps use the short-term ratings described under Commercial Paper Ratings for municipal notes.

                                  APPENDIX B
                                  ----------

          As stated in their Prospectus, each of the Funds may enter into futures contracts and related options for hedging purposes.

I.  Interest Rate Futures Contracts
    -------------------------------

          Use of Interest Rate Futures Contracts. Bond prices are established in both the cash market and the futures market. In the cash market, bonds are purchased and sold with payment for the full purchase price of the bond being made in cash, generally within five business days after the trade. In the futures market, only a contract is made to purchase or sell a bond in the future for a set price on a certain date. Historically, the prices for bonds established in the futures markets have tended to move generally in the aggregate in concert with the cash market prices and have maintained fairly predictable relationships. Accordingly, a Fund may use interest rate futures as a defense, or hedge, against anticipated interest rate changes and not for speculation. As described below, this would include the use of futures contract sales to hedge against expected increases in interest rates and futures contract purchases to offset the impact of interest rate declines.

          Description of Interest Rate Futures Contracts. An interest rate futures contract sale would create an obligation by a Fund, as seller, to deliver the specific type of financial instrument called for in the contract at a specific future time for a specified price. A futures contract purchase would create an obligation by a Fund, as purchaser, to take delivery of the specific type of financial instrument at a specific future time at a specific price. The specific securities delivered or taken, respectively, at settlement date, would not be determined until at or near that date. The determination would be in accordance with the rules of the exchange on which the futures contract sale or purchase was made.

          Although interest rate futures contracts by their terms call for actual delivery or acceptance of securities, in most cases the contracts are closed out before the settlement date without the making or taking of delivery of securities. Closing out a futures contract sale is effected by a Fund's entering into a futures contract purchase for the same aggregate amount of the specific type of financial instrument and the same delivery date. If the price in the sale exceeds the price in the offsetting purchase, the Fund is paid the difference and thus realizes a gain. If the offsetting purchase price exceeds the sale price, the Fund pays the difference and realizes a loss. Similarly, the closing out of a futures contract purchase is effected by the Fund's entering into a futures contract sale. If the offsetting sale price exceeds the purchase price, the Fund realizes a gain, and if the purchase price exceeds the offsetting sale price, the Fund realizes a loss.

          Interest rate futures contracts are traded in an auction environment on the floors of several exchanges - principally, the Chicago Board of Trade, the Chicago Mercantile Exchange and the New York Futures Exchange. The Fund would deal only in standardized contracts on recognized exchanges. Each exchange guarantees performance under contract provisions through a clearing corporation, a nonprofit organization managed by the exchange membership.

          A public market now exists in futures contracts covering various financial instruments including long-term United States Treasury Bonds and Notes; three-month United States Treasury Bills; and ninety-day commercial paper. A Fund may trade in any futures contract for which there exists a public market, including, without limitation, the foregoing instruments.

          Examples of Futures Contract Sale. A Fund would engage in an interest rate futures contract sale to maintain the income advantage from continued holding of a long-term bond while endeavoring to avoid part or all of the loss in market value that would otherwise accompany a decline in long-term securities prices. Assume that the market value of a certain security in a Fund tends to move in concert with the futures market prices of long-term United States Treasury bonds ("Treasury bonds"). The Investment Adviser wishes to hedge the current market value of this portfolio security until some point in the future. Assume the portfolio security has a market value of 100, and the Investment Adviser believes that, because of an anticipated rise in interest rates, the value will decline to 95. The Fund might enter into futures contract sales of Treasury bonds for an equivalent of 98. If the market value of the portfolio security does indeed decline from 100 to 95, the equivalent futures market price for the Treasury bonds might also decline from 98 to 93.

          In that case, the five-point loss in the market value of the portfolio security would be offset by the five-point gain realized by closing out the futures contract sale. Of course, the futures market price of Treasury bonds might well decline to more than 93 or to less than 93 because of the imperfect correlation between cash and futures prices mentioned below.

          The Investment Adviser could be wrong in its forecast of interest rates and the equivalent futures market price could rise above 98. In this case, the market value of the portfolio securities, including the portfolio security being hedged, would increase. The benefit of this increase would be reduced by the loss realized on closing out the futures contract sale.

          If interest rate levels did not change, the Fund in the above example might incur a loss of 2 points (which might be reduced by an offsetting transaction prior to the settlement date). In each transaction, transaction expenses would also be incurred.

          Examples of Futures Contract Purchase. A Fund might engage in an interest rate futures contract purchase when it is not fully invested in long-term bonds but wishes to defer for a time the purchase of long-term bonds in light of the availability of advantageous interim investments, e.g., shorter-term securities whose yields are greater than those available on long-term bonds. A Fund's basic motivation would be to maintain for a time the income advantage from investing in the short-term securities; the Fund would be endeavoring at the same time to hedge the effect of all or part of an expected increase in market price of the long-term bonds that the Fund may purchase.

          For example, assume that the market price of a long-term bond that the Fund may purchase, currently yielding 10%, tends to move in concert with futures market prices of Treasury bonds. The Investment Adviser wishes to hedge the current market price (and thus 10% yield) of the long-term bond until the time (four months away in this example) when it may purchase the bond. Assume the long-term bond has a market price of 100, and the Investment Adviser believes that, because of an anticipated fall in interest rates, the price will have risen to 105 (and the yield will have dropped to about 9 1/2%) in four months. A Fund might enter into futures contracts purchases of Treasury bonds for an equivalent price of 98. At the same time, the Fund could, for example, assign a pool of investments in short-term securities that are either maturing in four months or earmarked for sale in four months, for purchase of the long-term bond at an assumed market price of 100. Assume these short-term securities are yielding 15%. If the market price of the long-term bond does indeed rise from 100 to 105, the equivalent futures market price for Treasury bonds might also rise from 98 to 103. In that case, the 5-point increase in the price that the Fund pays for the long-term bond would be offset by the 5-point gain realized by closing out the futures contract purchase.

          The Investment Adviser could be wrong in its forecast of interest rates; long-term interest rates might rise to above 10%; and the equivalent futures market price could fall below 98. If short-term rates at the same time fall to 10% or below, it is possible that a Fund would continue with its purchase program for long-term bonds. The market price of available long-term bonds would have decreased. The benefit of this price decrease, and thus yield increase, will be reduced by the loss realized on closing out the futures contract purchase.

          If, however, short-term rates remained above available long-term rates, it is possible that a Fund would discontinue its purchase program for long-term bonds. The yield on short-term securities in the portfolio, including those originally in the pool assigned to the particular long-term bond, would remain higher than yields on long-term bonds. The benefit of this continued incremental income will be reduced by the loss realized on closing out the futures contract purchase.

          In each transaction, expenses would also be incurred.

II.  Index Futures Contracts
     -----------------------

          A stock or bond index assigns relative values to the stocks or bonds included in the index and the index fluctuates with changes in the market values of the stocks or bonds included. Some stock index futures contracts are based on broad market indices, such as the Standard & Poor's 500 or the New York Stock Exchange Composite Index. In contrast, certain exchanges offer futures contracts on narrower market indices, such as the Standard &

Poor's 100 or indices based on an industry or market segment, such as oil and gas stocks. Futures contracts are traded on organized exchanges regulated by the Commodity Futures Trading Commission. Transactions on such exchanges are cleared through a clearing corporation, which guarantees the performance of the parties to each contract.

          The Equity Funds may sell index futures contracts in order to hedge against a decrease in market value of its portfolio securities that might otherwise result from a market decline. A Fund may do so either to hedge the value of its portfolio as a whole, or to hedge against declines, occurring prior to sales of securities, in the value of the securities to be sold. Conversely, the Funds may purchase index futures contracts in anticipation of purchases of securities. In a substantial majority of these transactions, the Funds may purchase such securities upon termination of the long futures position, but a long futures position may be terminated without a corresponding purchase of securities.

          In addition, the Funds may utilize index futures contracts in anticipation of changes in the composition of their portfolio holdings. For example, in the event that a Fund expects to narrow the range of industry groups represented in its holdings it may, prior to making purchases of the actual securities, establish a long futures position based on a more restricted index, such as an index comprised of securities of a particular industry group. The Fund may also sell futures contracts in connection with this strategy, in order to hedge against the possibility that the value of the securities to be sold as part of the restructuring of the portfolio will decline prior to the time of sale.

          The following are examples of transactions in stock index futures (net of commissions and premiums, if any).

                  ANTICIPATORY PURCHASE HEDGE:  Buy the Future
               Hedge Objective:  Protect Against Increasing Price

              Portfolio                      Futures
              ---------                      -------

                                     -Day Hedge is Placed-

Anticipate Buying $62,500             Buying 1 Index Futures
Equity Fund                           at 125
                                      Value of Futures =
                                      $62,500/Contract

                                     -Day Hedge is Lifted-

Buy Equity Fund with                  Sell 1 Index Futures at 130
Actual Cost = $65,000                 Value of Futures = $65,000/
Increase in Purchase Price =          Contract
$2,500                                Gain on Futures = $2,500

                  HEDGING A STOCK PORTFOLIO:  Sell the Future
                  Hedge Objective:  Protect Against Declining
                            Value of the Portfolio

Factors:

Value of Stock Portfolio = $1,000,000
Value of Futures Contract = 125 x $500 = $62,500
Portfolio Beta Relative to the Index = 1.0


Portfolio                                        Futures
---------                                        -------

                                         -Day Hedge is Placed-

Anticipate Selling $1,000,000         Sell 16 Index Futures at 125
Equity Portfolio                      Value of Futures = $1,000,000

                                         -Day Hedge is Lifted-

Equity Portfolio-Own                  Buy 16 Index Futures at 120
Stock with Value = $960,000           Value of Futures = $960,000
Loss in Portfolio Value = $40,000     Gain on Futures = $40,000


          If, however, the market moved in the opposite direction, that is, market value decreased and the Fund had entered into an anticipatory purchase hedge, or market value increased and the Fund had hedged its stock portfolio, the results of the Fund's transactions in stock index futures would be as set forth below.

                 ANTICIPATORY PURCHASE HEDGE:  Buy the Future
              Hedge Objective:  Protect Against Increasing Price


        Portfolio                                 Futures
        ---------                                 -------

                                          -Day Hedge is Placed-

Anticipate Buying $62,500                 Buying 1 Index Futures at 125
Equity Portfolio                          Value of Futures = $62,500/
                                          Contract

                                          -Day Hedge is Lifted-

Buy Equity Portfolio with                 Sell 1 Index Futures at 120
Actual Cost = $60,000                     Value of Futures = $60,000/
Decrease in Purchase Price = $2,500       Contract
                                          Loss on Futures = $2,500

                  HEDGING A STOCK PORTFOLIO:  Sell the Future
                  Hedge Objective:  Protect Against Declining
                             Value of the Portfolio

Factors:

Value of Stock Portfolio = $1,000,000
Value of Futures Contract = 125 x $500 = $62,500
Portfolio Beta Relative to the Index = 1.0

Portfolio                                    Futures
---------                                    -------

                                      -Day Hedge is Placed-

Anticipate Selling $1,000,000     Sell 16 Index Futures at 125
Equity Portfolio                  Value of Futures = $1,000,000

                                      -Day Hedge is Lifted-

Equity Portfolio-Own              Buy 16 Index Futures at 130

Stock with Value = $1,040,000    Value of Futures = $1,040,000
Gain in Portfolio = $40,000      Loss of Futures = $40,000

III.  Margin Payments
      ---------------

          Unlike when a Fund purchases or sells a security, no price is paid or received by the Fund upon the purchase or sale of a futures contract. Initially, the Fund will be required to deposit with the broker or in a segregated account with the Fund's Custodian an amount of cash or cash equivalents, the value of which may vary but is generally equal to 10% or less of the value of the contract. This amount is known as initial margin. The nature of initial margin in futures transactions is different from that of margin in security transactions in that futures contract margin does not involve the borrowing of funds by the customer to finance the transactions. Rather, the initial margin is in the nature of a performance bond or good faith deposit on the contract which is returned to the Fund upon termination of the futures contract assuming all contractual obligations have been satisfied. Subsequent payments, called variation margin, to and from the broker, will be made on a daily basis as the price of the underlying security or index fluctuates making the long and short positions in the futures contract more or less valuable, a process known as marking to the market. For example, when a Fund has purchased a futures contract and the price of the contract has risen in response to a rise in the underlying instruments, that position will have increased in value and the Fund will be entitled to receive from the broker a variation margin payment equal to that increase in value. Conversely, where a Fund has purchased a futures contract and the price of the future contract has declined in response to a decrease in the underlying instruments, the position would be less valuable and the Fund would be required to make a variation margin payment to the broker. At any time prior to expiration of the futures contract, the Investment Adviser may elect to close the position by taking an opposite position, subject to the availability of a secondary market, which will operate to terminate the Fund's position in the futures contract. A final determination of variation margin is then made, additional cash is required to be paid by or released to the Fund, and the Fund realizes a loss or gain.

IV.  Risks of Transactions in Futures Contracts
     ------------------------------------------

          There are several risks in connection with the use of futures by a Fund as a hedging device. One risk arises because of the imperfect correlation between movements in the price of the future and movements in the price of the securities which are the subject of the hedge. The price of the future may move more than or less than the price of the securities being hedged. If the price of the future moves less than the price of the securities which are the subject of the hedge, the hedge will not be fully effective but, if the price of the securities being hedged has moved in an unfavorable direction, the Fund would be in a better position than if it had not hedged at all. If the price of the securities being hedged has moved in a favorable direction, this advantage will be partially offset by the loss on the future. If the price of the future moves more than the price of the hedged securities, the Fund involved will experience either a loss or gain on the future which will not be completely offset by movements in the price of the securities which are the subject of the hedge. To compensate for the imperfect correlation of movements in the price of securities being hedged and movements in the price of futures contracts, a Fund may buy or sell futures contracts in a greater dollar amount than the dollar amount of securities being hedged if the volatility over a particular time period of the prices of such securities has been greater than the volatility over such time period of the future, or if otherwise deemed to be appropriate by the Investment Adviser. Conversely, a Fund may buy or sell fewer futures contracts if the volatility over a particular time period of the prices of the securities being hedged is less than the volatility over such time period of the futures contract being used, or if otherwise deemed to be appropriate by the Investment Adviser. It is also possible that, where a Fund has sold futures to hedge its portfolio against a decline in the market, the market may advance and the value of securities held by the Fund may decline. If this occurred, the Fund would lose money on the future and also experience a decline in value in its portfolio securities.

          Where futures are purchased to hedge against a possible increase in the price of securities before a Fund is able to invest its cash (or cash equivalents) in securities (or options) in an orderly fashion, it is possible that the market may decline instead; if the Fund then concludes not to invest in securities or options at that time because of concern as to possible further market decline or for other reasons, the Fund will realize a loss on the futures contract that is not offset by a reduction in the price of securities purchased.

          In instances involving the purchase of futures contracts by a Fund, an amount of cash and cash equivalents, equal to the market value of the futures contracts (or options), will be deposited in a segregated account with the Fund's Custodian and/or in a margin account with a broker to collateralize the position and thereby ensure that the use of such futures is unleveraged.

          In addition to the possibility that there may be an imperfect correlation, or no correlation at all, between movements in the futures and the securities being hedged, the price of futures may not correlate perfectly with movement in the cash market due to certain market distortions. Rather than meeting additional margin deposit requirements, investors may close futures contracts through offsetting transactions which could distort the normal relationship between the cash and futures markets. With respect to financial futures contracts, the liquidity of the futures market depends on participants entering into off-setting transactions rather than making or taking delivery. To the extent participants decide to make or take delivery, liquidity in the futures market could be reduced thus producing distortions. From the point of view of speculators, the deposit requirements in the futures market are less onerous than margin requirements in the securities market. Therefore, increased participation by speculators in the futures market may also cause temporary price distortions. Due to the possibility of price distortion in the futures market, and because of the imperfect correlation between the movements in the cash market and movements in the price of futures, a correct forecast of general market trends or interest rate movements by the Investment Adviser may still not result in a successful hedging transaction over a short time frame.

          Positions in futures may be closed out only on an exchange or board of trade which provides a secondary market for such futures. Although a Fund intends to purchase or sell futures only on exchanges or boards of trade where there appear to be active secondary markets, there is no assurance that a liquid secondary market on any exchange or board of trade will exist for any particular contract or at any particular time. In such event, it may not be possible to close a futures investment position, and in the event of adverse price movements, a Fund would continue to be required to make daily cash payments of variation margin. However, in the event futures contracts have been used to hedge portfolio securities, such securities will not be sold until the futures contract can be terminated. In such circumstances, an increase in the price of the securities, if any, may partially or completely offset losses on the futures contract. However, as described above, there is no guarantee that the price of the securities will in fact correlate with the price movements in the futures contract and thus provide an offset on a futures contract.

          Further, it should be noted that the liquidity of a secondary market in a futures contract may be adversely affected by "daily price fluctuation limits" established by commodity exchanges which limit the amount of fluctuation in a futures contract price during a single trading day. Once the daily limit has been reached in the contract, no trades may be entered into at a price beyond the limit, thus preventing the liquidation of open futures positions.

          Successful use of futures by a Fund is also subject to the Investment Adviser's ability to predict correctly movements in the direction of the market. For example, if a Fund has hedged against the possibility of a decline in the market adversely affecting securities held in its portfolio and securities prices increase instead, the Fund will lose part or all of the benefit to the increased value of its securities which it has hedged because it will have offsetting losses in its futures positions. In addition, in such situations, if the Fund has insufficient cash, it may have to sell securities to meet daily variation margin requirements. Such sales of securities may be, but will not necessarily be, at increased prices which reflect the rising market. A Fund may have to sell securities at a time when it may be disadvantageous to do so.

V.  Options on Futures Contracts
    ----------------------------

          Each Fund may purchase options on the futures contracts described above. A futures option gives the holder, in return for the premium paid, the right to buy (call) from or sell (put) to the writer of the option a futures contract at a specified price at any time during the period of the option. Upon exercise, the writer of the option is obligated to pay the difference between the cash value of the futures contract and the exercise price. Like the buyer or seller of a futures contract, the holder, or writer, of an option has the right to terminate its position prior to the scheduled expiration of the option by selling, or purchasing, an option of the same series, at which time the person entering into the closing transaction will realize a gain or loss.

          Investments in futures options involve some of the same considerations that are involved in connection with investments in futures contracts (for example, the existence of a liquid secondary market). In addition, the purchase of an option also entails the risk that changes in the value of the underlying futures contract will not be fully reflected in the value of the option purchased. Depending on the pricing of the option compared to either the futures contract upon which it is based, or upon the price of the securities being hedged, an option may or may not be less risky than ownership of the futures contract or such securities. In general, the market prices of options can be expected to be more volatile than the market prices on the underlying futures contract. Compared to the purchase or sale of futures contracts, however, the purchase of call or put options on futures contracts may frequently involve less potential risk to a Fund because the maximum amount at risk is the premium paid for the options (plus transaction costs). Although permitted by their investment policies, the Funds do not currently intend to write futures options, and will not do so in the future absent any necessary regulatory approvals.

VI.  Accounting and Tax Treatment
     ----------------------------

          Accounting for futures contracts and options will be in accordance with generally accepted accounting principles.

          Generally, futures contracts held by a Fund at the close of the Fund's taxable year will be treated for federal income tax purposes as sold for their fair market value on the last business day of such year, a process known as "marking-to-market." Forty percent of any gain or loss resulting from such constructive sale will be treated as short-term capital gain or loss and 60% of such gain or loss will be treated as long-term capital gain or loss without regard to the length of time the Fund holds the futures contract ("the 40-60 rule"). The amount of any capital gain or loss actually realized by a Fund in a subsequent sale or other disposition of those futures contracts will be adjusted to reflect any capital gain or loss taken into account by the Fund in a prior year as a result of the constructive sale of the contracts. With respect to futures contracts to sell, which will be regarded as parts of a "mixed straddle" because their values fluctuate inversely to the values of specific securities held by the Fund, losses as to such contracts to sell will be subject to certain loss deferral rules which limit the amount of loss currently deductible on either part of the straddle to the amount thereof which exceeds the unrecognized gain, if any, with respect to the other part of the straddle, and to certain wash sales regulations. Under short sales rules, which will also be applicable, the holding period of the securities forming part of the straddle will (if they have not been held for the long-term holding period) be deemed not to begin prior to termination of the straddle. With respect to certain futures contracts, deductions for interest and carrying charges will not be allowed. Notwithstanding the rules described above, with respect to futures contracts to sell which are properly identified as such, a Fund may make an election which will exempt (in whole or in part) those identified futures contracts from being treated for federal income tax purposes as sold on the last business day of the Fund's taxable year, but gains and losses will be subject to such short sales, wash sales, loss deferral rules and the requirement to capitalize interest and carrying charges. Under temporary regulations, a Fund would be allowed (in lieu of the foregoing) to elect either (1) to offset gains or losses from portions which are part of a mixed straddle by separately identifying each mixed straddle to which such treatment applies, or (2) to establish a mixed straddle account for which gains and losses would be recognized and offset on a periodic basis during the taxable year. Under either election, the 40-60 rule will apply to the net gain or loss attributable to the futures contracts, but in the case of a mixed straddle account election, not more than 50% of any net gain may be treated as long-term and no more than 40% of any net loss may be treated as short-term. Options on futures generally receive federal tax treatment similar to that described above.

          Certain foreign currency contracts entered into by a Fund may be subject to the "marking-to-market" process and the 40%-60% rule in a manner similar to that described in the preceding paragraph for futures contracts. To receive such federal income tax treatment, a foreign currency contract must meet the following conditions: (1) the contract must require delivery of a foreign currency of a type in which regulated futures contracts are traded or upon which the settlement value of the contract depends; (2) the contract must be entered into at arm's length at a price determined by reference to the price in the interbank market; and (3) the contract must be traded in the interbank market. The Treasury Department has broad authority to issue regulations under the provisions respecting foreign currency contracts. As of the date of this Additional Statement, the Treasury Department has not issued any such regulations. Other foreign currency contracts entered into by a Fund may result in the creation of one or more straddles for federal income tax purposes, in which case certain loss deferral, short sales, and wash sales rules and the requirement to capitalize interest and carrying charges may apply.

          Some of the Funds' investments may be subject to special rules which govern the federal income tax treatment of certain transactions denominated in terms of a currency other than the U.S. dollar or determined by reference to the value of one or more currencies other than the U.S. dollar. The types of transactions covered by the special rules include the following: (1) the acquisition of, or becoming the obligor under, a bond or other debt instrument (including, to the extent provided in Treasury regulations, preferred stock);
(2) the accruing of certain trade receivables and payables; and (3) the entering into or acquisition of any forward contract, futures contract, option or similar financial instrument. The disposition of a currency other than the U.S. dollar by a U.S. taxpayer is also treated as a transaction subject to the special currency rules. However, foreign currency-related regulated futures contracts and nonequity options are generally not subject to the special currency rules if they are or would be treated as sold for their fair market value at year-end under the marking-to-market rules, unless an election is made to have such currency rules apply. With respect to transactions covered by the special rules, foreign currency gain or loss is calculated separately from any gain or loss on the underlying transaction and is normally taxable as ordinary gain or loss. A taxpayer may elect to treat as capital gain or loss foreign currency gain or loss arising from certain identified forward contracts, futures contracts and options that are capital assets in the hands of the taxpayer and which are not a part of a straddle. In accordance with Treasury regulations, certain transactions that are part of a "section 988 hedging transaction" (as defined in the Code and the Treasury regulations) may be integrated and treated as a single transaction or otherwise treated consistently for purposes of the Code. "Section 988 hedging transactions" are not subject to the mark-to-market or loss deferral rules under the Code. Gain or loss attributable to the foreign currency component of transactions engaged in by a Fund which are not subject to the special currency rules (such as foreign equity investments other than certain preferred stocks) will be treated as capital gain or loss and will not be segregated from the gain or loss on the underlying transaction.

          As described more fully in "Additional Information Concerning Taxes," a regulated investment company must derive less than 30% of its gross income from gains realized on the sale or other disposition of securities and certain other investments held for less than three months. With respect to futures contracts and other financial instruments subject to the marking-to-market rules, the Internal Revenue Service has ruled in private letter rulings that a gain realized from such a futures contract or financial instrument will be treated as being derived from a security held for three months or more (regardless of the actual period for which the contract or instrument is held) if the gain arises as a result of a constructive sale under the marking-to-market rules, and will be treated as being derived from a security held for less than three months only if the contract or instrument is terminated (or transferred) during the taxable year (other than by reason of marking-to-market) and less than three months have elapsed between the date the contract or instrument is acquired and the termination date. In determining whether the 30% test is met for a taxable year, increases and decreases in the value of each Fund's futures contracts and other investments that qualify as part of a "designated hedge," as defined in the Code, may be netted.

                                    PART C

                               OTHER INFORMATION


ITEM 24.  FINANCIAL STATEMENTS AND EXHIBITS
          ---------------------------------

     (a)  Financial Statements:

       (1)  Included in Part A hereof:
            Financial Highlights for:

              - Managed Assets Conservative Fund
              - Managed Assets Balanced Fund
              - Managed Assets Growth Fund
              - Equity Income Fund
              - Growth Fund
              - Mid-Cap Opportunity Fund
              - Small-Cap Opportunity Fund
              - Intrinsic Value Fund
              - Growth and Value Fund
              - Equity Index Fund
              - International Equity Fund
              - Intermediate Bond Fund
              - Bond Fund
              - Short Bond Fund
              - Multi Sector Bond Fund
              - International Bond Fund
              - Municipal Bond Fund
              - Intermediate Municipal Bond Fund
              - Michigan Municipal Bond Fund

       (2)    Incorporated by reference in Part B hereof:

              The audited financial statements and related notes thereto as well as the auditor's reports thereon included as a part of the Annual Report to Shareholders for the year or period ended December 31, 1996 with respect to each of the Managed Assets Conservative
              Fund, Managed Assets Balanced Fund, Managed Assets Growth Fund, Equity Income Fund, Growth Fund, Mid-Cap Opportunity Fund, Small-Cap Opportunity Fund, Intrinsic Value Fund, Growth and Value Fund, Equity Index Fund, International Equity Fund, Intermediate Bond Fund, Bond Fund, Short Bond Fund, Multi Sector Bond Fund, International Bond Fund, Municipal Bond Fund, Intermediate Municipal Bond Fund and Michigan Municipal Bond Fund are incorporated herein by reference to such Annual Report as filed with the Securities and Exchange Commission on March

     7, 1997 pursuant to Rule 30b2-1 of the Investment Company Act of 1940 (Nos. 33-13990/811-5148).

     The unaudited financial statements and related notes thereto included as a part of the Semi-Annual Report to Shareholders for the year or period ended June 30, 1997 with respect to each of the Managed Assets Conservative Fund, Managed Assets Balanced Fund, Managed Assets Growth Fund, Equity Income Fund, Growth Fund, Mid-Cap Opportunity Fund, Small-Cap Opportunity Fund, Intrinsic Value Fund, Growth and Value Fund, Equity Index Fund, International Equity Fund, Bond Fund, Intermediate Bond Fund, Short Bond Fund, Multi Sector Bond Fund, International Bond Fund, Municipal Bond Fund, Intermediate Municipal Bond Fund and Michigan Municipal Bond Fund are incorporated herein by reference to such Semi-Annual Report as filed with the Securities and Exchange Commission on August 28, 1997 pursuant to Rule 30b2-1 of the Investment Company Act of 1940 (Nos. 33-13990/811-5148).

(b)  Exhibits:

   (1)  (a)    Amended and Restated Declaration of Trust dated as of May 1, 1992 is incorporated herein by reference to exhibit (1)(b) of Post-
               Effective Amendment No. 10 to Registrant's Registration Statement on Form N-1A filed with the Commission on September 8, 1992.

        (b) Amendment No. 1 to the Amended and Restated Declaration of Trust dated as of September 12, 1996 is incorporated herein by reference to exhibit 1(b) of Post-Effective Amendment No. 39 to Registrant's Registration Statement on Form N-1A filed with the Commission on December 30, 1996.

   (2) Bylaws of Registrant is incorporated herein by reference to exhibit (2) of Pre-Effective Amendment No. 1 to the Registrant's Registration Statement on Form N-1A filed with the Commission on July 24, 1987.

   (3)         None.

   (4)         None.

   (5)  (a)    Co-Advisory Agreement among Registrant, NBD Bank ("NBD") and
               First Chicago Investment Management Company ("FCIMCO") dated as of April 12, 1996 is incorporated herein by reference to exhibit 5(a) of Post-Effective Amendment No. 39 to Registrant's Registration Statement on Form N-1A filed with the Commission on December 30, 1996.

            (b) Addendum No. 1 dated June 27, 1997, to Advisory Agreement between Registrant and First Chicago NBD Investment Management Company ("FCNIMCO") relating to the Pegasus Treasury Cash Management and High Yield Bond Funds (Series CC and DD) is incorporated herein by reference to exhibit 5(b) of Post-Effective Amendment No. 43 to Registrant's Registration Statement or Form N-1A filed with the Commission on June 30, 1997.

            (c) Sub-Advisory Agreement dated June 30, 1997, between FCNIMCO and Federated Investment Counseling relating to Pegasus High Yield Bond Fund is incorporated herein by reference to exhibit 5(c) of Post-Effective Amendment No. 43 to Registrant's Registration Statement on Form N-1A filed with the Commission on June 30, 1997.

            (d) Addendum No. 2 dated July 30, 1997, to Advisory Agreement between Registrant and FCNIMCO relating to the Pegasus Municipal Cash Management Fund (Series EE).

            (e) Form of Addendum No. 3 to Advisory Agreement between Registrant and FCNIMCO relating to the modification of language regarding new portfolios.

       (6)  (a)     Distribution Agreement between Registrant and BISYS Fund
                    Services ("BISYS") dated as of June 11, 1996 is incorporated herein by reference to exhibit 6(a) of Post-Effective
                    Amendment No. 39 to Registrant's Registration Statement on
                    Form N-1A filed with the Commission on December 30, 1996.

            (b) Addendum No. 1 dated June 27, 1997, to Distribution Agreement between Registrant and BISYS relating to the Pegasus Treasury Cash Management and High Yield Bond Funds (Series CC and DD) is incorporated herein by reference to exhibit 6(b) of Post-Effective Amendment No. 43 to Registrant's Registration Statement on Form N-1A filed with the Commission on June 30, 1997.

          (c) Addendum No. 2 dated July 30, 1997, to Distribution Agreement between Registrant and BISYS relating to the Pegasus Municipal Cash Management Fund (Series EE).

          (d) Form of Addendum No. 3 to Distribution Agreement between Registrant and BISYS relating to the Pegasus Short Municipal Bond and Market Expansion Index Funds (Series FF and GG).

     (7) Deferred Compensation Plan is incorporated herein by reference to exhibit (7) of Post-Effective Amendment No. 30 to the Registrant's Registration Statement on Form N-1A filed with the Commission on April 15, 1996.

     (8) (a) Amended and Restated Custodian Agreement dated May 16, 1989 between Registrant and National Bank of Detroit for Series A, B, C, H, I, J, K and L of the Registrant is incorporated herein by reference to exhibit (8)(b) of Post-Effective Amendment No. 3 to the Registrant's Registration Statement on Form N-1A filed with the Commission on April 30, 1990.

          (b) Addendum No. 1 dated January 23, 1991 to the Amended and Restated Custodian Agreement between Registrant and NBD relating to the Woodward Michigan Tax-Exempt Money Market Fund (Series M) is incorporated herein by reference to exhibit (8)(c) of Post-Effective Amendment No. 5 to the Registrant's Registration Statement on Form N-1A filed with the Commission on February 28, 1991.

          (c) Addendum No. 2 dated April 28, 1992 to the Amended and Restated Custodian Agreement between Registrant and NBD relating to the Woodward Equity Index Fund (Series N) is incorporated herein by reference to exhibit (8)(d) of Post-Effective Amendment No. 10 to the Registrant's Registration Statement on Form N-1A filed with the Commission on September 8, 1992.

          (d) Addendum No. 3 dated January 1, 1993 to the Amended and Restated Custodian Agreement between Registrant and NBD relating to the Woodward Treasury Money Market Fund (Series O) is incorporated herein by reference to exhibit (8)(e) of Post-Effective Amendment No. 14 to the Registrant's Registration Statement on Form N-1A filed with the Commission on April 29, 1993.

          (e)  Addendum No. 4 dated February 1, 1993 to the Amended and
               Restated Custodian Agreement between Registrant and NBD relating to the Woodward Municipal Bond Fund (Series P) and the Woodward Michigan Municipal Bond Fund (Series Q) is incorporated herein by reference to exhibit (8)(f) of Post-Effective Amendment No. 14 to the Registrant's Registration Statement on Form N-1A filed with the Commission on April 29, 1993.

          (f) Addendum No. 5 dated January 1, 1994 to the Amended and Restated Custodian Agreement between Registrant and NBD relating to the Woodward Balanced Fund (Series R) is incorporated herein by reference to exhibit (8)(g) of Post-Effective Amendment No. 22 to the Registrant's Registration Statement on Form N-1A filed with the Commission on July 29, 1994.

          (g) Addendum No. 6 dated July 1, 1994 to the Amended and Restated Custodian Agreement between Registrant and NBD relating to the Woodward Capital Growth and Short Bond Funds (Series S and U) is incorporated herein by reference to exhibit (8)(h) of Post-Effective Amendment No. 23 to the Registrant's Registration Statement on Form N-1A filed with the Commission on January 27, 1995.

          (h) Addendum No. 7 dated November 30, 1994 to the Amended and Restated Custodian Agreement between Registrant and NBD relating to the Woodward International Equity Fund (Series T) is incorporated herein by reference to exhibit (8)(i) of Post-Effective Amendment No. 25 to the Registrant's Registration Statement on Form N-1A filed with the Commission on July 28, 1995.

          (i) Addendum No. 8 to the Amended and Restated Custodian Agreement between Registrant and NBD relating to the Woodward Cash Management, U.S. Government Securities Cash Management, Treasury Prime Cash Management, Equity Income, Small Cap Opportunity, Intermediate Municipal Bond, Multi Sector Bond, International Bond,

               Managed Assets Conservative and Managed Assets Growth Funds is incorporated herein by reference to exhibit (8)(i) of Post-Effective Amendment No. 28 to the Registrant's Registration Statement on Form N-1A filed with the Commission on April 5, 1996.

          (j) Addendum No. 9 dated June 27, 1997, to the Amended and Restated Custodian Agreement between Registrant and NBD relating to the Pegasus Treasury Cash Management and High Yield Bond Funds (Series CC and DD) is incorporated herein by reference to exhibit 8(j) of Post-Effective Amendment No. 43 to the Registrant's Registration Statement on Form N-1A filed with the Commission on June 30, 1997.

          (k) Addendum No. 10 dated July 30, 1997, to Amended and Restated Custodian Agreement between Registrant and NBD relating to the Pegasus Municipal Cash Management Fund (Series EE).

          (l) Form of Addendum No. 11 to Amended and Restated Custodian Agreement between Registrant and NBD relating to the Pegasus Short Municipal Bond and Market Expansion Index Funds (Series FF and GG).

     (9) (a) Co-Administration Agreement among the Registrant, NBD, FCIMCO and BISYS dated as of June 11, 1996 is incorporated herein by reference to exhibit 9(a) of Post-Effective Amendment No. 39 to the Registrant's Registration Statement on Form N-1A filed with the Commission on December 30, 1996.

          (b) Addendum No. 1 dated June 27, 1997 to the Co-Administration Agreement among Registrant, FCNIMCO and BISYS relating to the Pegasus Treasury Cash Management and High Yield Bond Funds (Series CC and DD) is incorporated herein by reference to exhibit 9(b) of Post-Effective Amendment No. 43 to the Registrant's Registration Statement on Form N-1A filed with the Commission on June 30, 1997.

          (c) Addendum No. 2 dated July 30, 1997, to the Co-Administration Agreement among Registrant, FCNIMCO and BISYS relating to the Pegasus Municipal Cash Management Fund (Series EE).

            (d) Form of Addendum No. 3 to the Co-Administration Agreement among Registrant, FCNIMCO and BISYS.

            (e) Transfer Agency and Services Agreement between the Registrant and First Data Investor Services Group, Inc. ("FDISG") dated August 5, 1996 is incorporated herein by reference to exhibit (9)(a) of Post-Effective Amendment No. 39 to the Registrant's Registration Statement on Form N-1A filed with the Commission on December 30, 1996.

            (f) Addendum No. 1 dated June 27, 1997 to the Transfer Agency and Services Agreement between Registrant and FDISG relating to the Pegasus Treasury Cash Management and High Yield Bond Funds (Series CC and DD) is incorporated herein by reference to exhibit 9(d) of Post-Effective Amendment No. 43 to the Registrant's Registration Statement on Form N-1A filed with the Commission on June 30, 1997.

            (g) Addendum No. 2 dated July 30, 1997, to Transfer Agency and Services Agreement between Registrant and FDISG relating to Pegasus Municipal Cash Management Fund (Series EE).

            (h) Form of Addendum No. 3 to Transfer Agency and Services Agreement between Registrant and FDISG relating to the Pegasus Short Municipal Bond and Market Expansion Index Funds (Series FF and GG).

            (i) Shareholder Services Plan including form of Service Agreement with respect to Class A Shares is incorporated herein by reference to exhibit (9)(p) of Post-Effective Amendment No. 30 to the Registrant's Registration Statement on Form N-1A filed with the Commission on April 15, 1996.

            (j) Shareholder Administrative Services Plan including form of Service Agreement is incorporated herein by reference to Exhibit (9)(f) of Post-Effective Amendment No. 42 to the Registrant's Registration Statement on Form N-1A filed with the Commission on May 28, 1997.

            (k) Agency Agreement between Registrant and NBD dated March 11, 1996 is incorporated herein by reference to exhibit 9(e) of Post-Effective Amendment No. 40 to the Registrant's Registration Statement on Form N-1A filed with the Commission on April 30, 1997.

            (l) Agency Agreement between Registrant and Putnam Fiduciary Trust Company dated November 11, 1996 is incorporated herein by reference to exhibit 9(h) of Post-Effective Amendment No. 41 to Registrant's Registration Statement on Form N-1A filed with the Commission on May 16, 1997.

            (m) Agency Agreement between Registrant and BISYS dated March 18, 1997 is incorporated herein by reference to exhibit 9(i) of Post-Effective Amendment No. 41 to Registrant's Registration Statement on Form N-1A filed with the Commission on May 16, 1997.

       (10)/*/      Opinion of Drinker Biddle & Reath LLP, counsel for the
                    Registrant.

       (11) (a)     Consent of Arthur Andersen LLP.

            (b)     Consent of Ernst & Young LLP.

            (c)     Consent of Drinker Biddle & Reath LLP.

       (12)         None.

       (13)         None.

       (14)         None.

       (15) (a) Distribution Plan for Class B Shares is incorporated herein by reference to exhibit 15(a) of Post-Effective Amendment No. 42 to the Registrant's Registration Statement on Form N-1A filed with the Commission on May 28, 1997.

            (b) Distribution and Services Plan including form of Agreement (relating to the Cash Management Funds) is incorporated herein by reference to exhibit 15(b) of Post-Effective Amendment No. 42 to the Registrant's Registration Statement


----------------------
/*/ Filed with the Commission on March 3, 1997 under Rule 24f-2 as part of Registrant's 24f-2 Notice.

                    on Form N-1A filed with the Commission on May 28, 1997.

       (16) (a) Schedules of Performance Computations with regard to the Money Market, Government and Municipal Money Market Funds are incorporated herein by reference to exhibit (16) of Post-Effective Amendment No. 5 to the Registrant's Registration Statement on Form N-1A filed with the Commission on February 28, 1991.

            (b) Schedules of Performance Computations with respect to the Michigan Municipal Money Market, Growth and Value, Mid-
                    Cap Opportunity, Intrinsic Value, Intermediate Bond and Bond Funds are incorporated herein by reference to Exhibit (16)(b) of Post-Effective Amendment No. 7 to the Registrant's Registration Statement on Form N-1A filed with the Commission on December 3, 1991.

            (c) Schedules of Performance Computations with respect to the Equity Index and Treasury Money Market Funds are incorporated herein by reference to Exhibit 16(c) of Post-Effective Amendment No. 14 to the Registrant's Registration Statement on Form N-1A filed with the Commission on April 29, 1993.

            (d) Schedules of Performance Computations with respect to the Municipal Bond and Michigan Municipal Bond Funds are incorporated herein by reference to Exhibit 16(d) of Post-Effective Amendment No. 15 to the Registrant's Registration Statement on Form N-1A filed with the Commission on July 30, 1993.

            (e) Schedules of Performance Computations with respect to the Managed Assets Balanced Fund are incorporated herein by reference to Exhibit 16(e) of Post-Effective Amendment No. 22 to the Registrant's Registration Statement on Form N-1A filed with the Commission on July 29, 1994.

            (f) Schedules of Performance Computations with respect to the Growth and Short Bond Funds are incorporated herein by reference to exhibit (16)(f) of Post-Effective Amendment No. 23 to the Registrant's Registration Statement on Form N-1A filed with the Commission on January 27, 1995.

            (g) Schedules of Performance Computations with respect to the International Equity Fund is incorporated herein by reference to exhibit (16)(g) of Post-Effective Amendment No. 25 to the Registrant's Registration Statement on Form N-1A filed with the Commission on July 28, 1995.

            (h) Schedules of Performance Computations with respect to the Cash Management, Treasury Prime Cash Management and U.S. Government Securities Cash Management Funds are incorporated herein by reference to exhibit (16)(h) of Post-Effective Amendment No. 34 to the Registrant's Registration Statement on Form N-1A filed with the Commission on July 24, 1996.

            (i) Schedules of Performance Calculations with respect to Managed Assets Growth Fund are incorporated herein by reference to exhibit (16)(i) of Post-Effective Amendment No. 42 to the Registrant's Registration Statement on Form N-1A filed with the Commission on May 28, 1997.

             (j) Schedules of Performance Calculations with respect to Equity Income, Short Bond, Small-Cap Opportunity, Intermediate Municipal Bond, Managed Assets Conservative, Multi Sector Bond, Treasury Cash Management, Municipal Cash Management and High Yield Bond Funds.
       (17)         None.

       (18) Amended and Restated Rule 18f-3 Plan is incorporated herein by reference to exhibit 18 of Post-Effective Amendment No. 42 to the Registrant's Registration Statement on Form N-1A filed with the Commission on May 28, 1997.

       (27)         Financial Data Schedules.

ITEM 25.  PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH REGISTRANT
          -------------------------------------------------------------

          Registrant is controlled by its Board of Trustees. However, under the Investment Company Act of 1940, NBD Bank may be deemed a controlling person of the Registrant because such entity possesses or shares investment or voting power with respect to more than 25% of the outstanding shares of the Registrant.


ITEM 26.  NUMBER OF HOLDERS OF SECURITIES
          -------------------------------

          The following table sets forth information as to all record holders of Registrant's securities as of September 30, 1997:

                                                                  Number
                                                                    of
                                                                  Record
      Title of Class                                             Holders
      --------------                                             -------
Growth and Value Fund -- Class A                                   5,695
Growth and Value Fund -- Class B                                     266
Growth and Value Fund -- Class I                                      10
Small-Cap Opportunity Fund -- Class A                              1,632
Small-Cap Opportunity Fund -- Class B                                139
Small-Cap Opportunity Fund -- Class I                                  9
Mid-Cap Opportunity Fund -- Class A                                8,591
Mid-Cap Opportunity Fund -- Class B                                  241
Mid-Cap Opportunity Fund -- Class I                                   12
Intrinsic Value Fund -- Class A                                    3,226
Intrinsic Value Fund -- Class B                                      235
Intrinsic Value Fund -- Class I                                        9
Equity Index Fund -- Class A                                         833
Equity Index Fund -- Class B                                         111
Equity Index Fund -- Class I                                           9
Equity Income Fund -- Class A                                        512
Equity Income Fund -- Class B                                        176
Equity Income Fund -- Class I                                         10
Growth Fund -- Class A                                             2,287
Growth Fund -- Class B                                               170
Growth Fund -- Class I                                                 9
International Equity Fund -- Class A                               1,844
International Equity Fund -- Class B                                 204
International Equity Fund -- Class I                                  10
Managed Assets Conservative Fund -- Class A                        2,453
Managed Assets Conservative Fund -- Class B                          488
Managed Assets Conservative Fund -- Class I                            6
Managed Assets Balanced Fund -- Class A                            1,266
Managed Assets Balanced Fund -- Class B                              391
Managed Assets Balanced Fund -- Class I                                5
Managed Assets Growth Fund -- Class A                                203


                                                Number
                                                  of
                                                Record
   Title of Class                               Holders
   --------------                               -------

Managed Assets Growth Fund -- Class B              210
Managed Assets Growth Fund -- Class I                2
Bond Fund -- Class A                             2,746
Bond Fund -- Class B                                98
Bond Fund -- Class I                                 9
Intermediate Bond Fund -- Class A                  761
Intermediate Bond Fund -- Class B                   18
Intermediate Bond Fund -- Class I                    8
Multi Sector Bond Fund -- Class A                  157
Multi Sector Bond Fund -- Class B                   38
Multi Sector Bond Fund -- Class I                    7
Short Bond Fund -- Class A                          48
Short Bond Fund -- Class B                           8
Short Bond Fund -- Class I                           8
Municipal Bond Fund -- Class A                     722
Municipal Bond Fund -- Class B                      34
Municipal Bond Fund -- Class I                       8
Michigan Municipal Bond Fund -- Class A            560
Michigan Municipal Bond Fund -- Class B             16
Michigan Municipal Bond Fund -- Class I              6
Intermediate Municipal Bond Fund -- Class A        307
Intermediate Municipal Bond Fund -- Class B         24
Intermediate Municipal Bond Fund -- Class I          7
International Bond Fund -- Class A               1,213
International Bond Fund -- Class B                  26
International Bond Fund -- Class I                   5
High Yield Bond Fund -- Class A                      2
High Yield Bond Fund -- Class B                      1
High Yield Bond Fund -- Class I                      3

ITEM 27.  INDEMNIFICATION

Indemnification of Registrant's Distributor against certain losses is provided for in Section 10 of the Distribution Agreement incorporated herein by reference as Exhibit (6)(a). Indemnification of Registrant's Custodian is provided for in
Article XII of the Amended and Restated Custodian Agreement incorporated herein by reference as Exhibit (8)(a). Indemnification of Registrant's Transfer Agent and Dividend Disbursing Agent is provided for in Article 10 of the Transfer Agency and Services Agreement incorporated herein by reference as Exhibit
(9)(b).

Registrant has obtained from a major insurance carrier a trustees' and officers' liability policy covering certain types of errors and omissions.

Section 5.1 of the Registrant's Amended and Restated Declaration of Trust, incorporated herein by reference as Exhibit (1)(a), provides for the indemnification of the Registrant's shareholders.

Section 5.4 of the Registrant's Amended and Restated Declaration of Trust, incorporated herein by reference as Exhibit (1)(a), provides for the indemnification of the Registrant's trustees and officers:

Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to trustees, officers and controlling persons of Registrant pursuant to the foregoing provisions, or otherwise, Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by Registrant of expenses incurred or paid by a trustee, officer or controlling person of Registrant in the successful defense of any action, suit or proceeding) is asserted by such trustee, officer or controlling person in connection with the securities being registered, Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

ITEM 28.  BUSINESS AND OTHER CONNECTIONS OF INVESTMENT ADVISERS

          The Registrant's investment adviser, First Chicago NBD Investment Management Company ("FCNIMCO"), is a registered investment adviser and wholly-owned subsidiary of The First National Bank of Chicago ("FNBC"), which in turn is a wholly-owned subsidiary of First Chicago NBD Corporation, a registered bank holding company.

          Registrant is fulfilling the requirement of this Item 28 to provide a list of the officers and directors of FCNIMCO, together with information as to any other business, profession, vocation or employment of a substantial nature engaged in by FCNIMCO or those of its officers and directors during the past two years, by incorporating by reference the information contained in the Form ADV filed with the SEC pursuant to the Investment Advisers Act of 1940 by FCNIMCO (SEC File No. 801-47947).

ITEM 29.  PRINCIPAL UNDERWRITER

     (a) BISYS Fund Services acts as distributor and co-administrator for the Registrant. BISYS Fund Services also distributes the securities of American Performance Funds, AmSouth Mutual Funds, The ARCH Fund, Inc., BB&T Mutual Funds Group, The Coventry Group, First Choice Funds Trust, Fountain Square Funds, Hirtle Callaghan Trust, HSBC Funds Trust, HSBC Mutual Funds Trust, The Infinity Mutual Funds, Inc., Intrust Funds, The Kent Funds, MarketWatch Funds, Meyers Sheppard Investment Trust, Minerva Funds, MMA Praxis Mutual Funds, The M.S.D & T Funds, Inc., Pacific Capital Funds, The Parkstone Advantage Funds, The Parkstone Group of Funds, Qualivest Funds, The Republic Advisors Funds Trust, The Republic Funds Trust, The Riverfront Funds, Inc., SBSF Funds, Inc. dba Key Mutual Funds, Sefton Funds, The Sessions Group Summit Investment Trust and The Victory Portfolios, each of which is an open-end management investment company.

     (b) The information required by this Item 29 with respect to each director, officer or partner of BISYS Fund Services is incorporated by reference to their Form BD (File No. 8-32480) filed by BISYS Fund Services with the Securities and Exchange Commission pursuant to the Securities Exchange Act of 1934.

     (c)  None.


ITEM 30.  LOCATION OF ACCOUNTS AND RECORDS

     (a) NBD Bank, 900 Tower Drive, Troy, Michigan 48098 (records relating to its function as former adviser, custodian and transfer and dividend disbursing agent).

     (b) First of Chicago NBD Investment Management Company, Three First National Plaza, 70 West Madison, Chicago, Illinois 60670 (records relating to its functions as advisor and co-administrator).

     (c) BISYS Fund Services, 3435 Stelzer Road, Columbus, Ohio 43219 (records relating to its functions as distributor and co-administrator).

     (d) Drinker Biddle & Reath LLP, 1345 Chestnut Street, Philadelphia, Pennsylvania 19107-3496 (Registrant's Declaration of Trust, By-Laws and Minute Books).

     (e) First Data Investor Services Group, Inc., 4400 Computer Drive, Westborough, Massachusetts 01581-5120 (records relating to its function as transfer agent and dividend disbursing agent).

ITEM 31.  MANAGEMENT SERVICES
          -------------------

          Inapplicable.


ITEM 32.  UNDERTAKINGS
          ------------

          Registrant undertakes to call a meeting of shareholders for the purpose of voting upon the question of removal of a trustee or trustees if requested to do so by the holders of at least 10% of Registrant's outstanding shares. Registrant will stand ready to assist shareholder communications in connection with any meeting of shareholders as prescribed in Section 16(c) of the Investment Company Act of 1940.

          Registrant undertakes to furnish each person to whom a prospectus is delivered a copy of the Registrant's most recent annual report to shareholders, upon request and without charge.

          Registrant undertakes to file a post-effective amendment with respect to the Short Municipal Bond and Market Expansion Index Funds, containing financial statements that need not be certified, within four to six months from the effective date of this Post-Effective Amendment.

                                   SIGNATURES

          Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant has duly caused this Amendment to its Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Detroit, State of Michigan, on the 25th day of November, 1997.

                                 PEGASUS FUNDS
                                  Registrant

                           /s/ Donald G. Sutherland
                           -------------------------
                              Donald G. Sutherland
                                   President

          Pursuant to the requirements of the Securities Act of 1933, this Amendment to the Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.

Signatures                       Title                    Date
----------                       -----                    ----

/s/ Donald G. Sutherland         President and     November 25, 1997
--------------------------       Trustee
Donald G. Sutherland

/s/ John P. Gould                Chairman and      November 25, 1997
--------------------------       Trustee
John P. Gould

/s/ D'Ray Moore                  Treasurer         November 25, 1997
--------------------------       (Chief
D'Ray Moore                      Financial
                                 Officer)


--------------------------       Trustee
Will M. Caldwell

/s/ Nicholas De Grazia           Trustee           November 25, 1997
--------------------------
Nicholas J. De Grazia

/s/ Marilyn McCoy                Trustee           November 25, 1997
--------------------------
Marilyn McCoy

/s/ Julius L. Pallone            Trustee           November 25, 1997
--------------------------
Julius L. Pallone

/s/ Donald L. Tuttle             Trustee           November 25, 1997
--------------------------
Donald L. Tuttle

                                 EXHIBIT INDEX
                                 -------------



     Exhibit No.         Exhibit
     -----------         -------

          (5) (d) Addendum No. 2 dated July 30, 1997 to the Advisory Agreement between Registrant and FCNIMCO relating to the Pegasus Municipal Cash Management Fund.

          (5) (e) Form of Addendum No. 3 to the Advisory Agreement between Registrant and FCNIMCO relating to the Pegasus Short Municipal Bond and Market Expansion Index Funds.

          (6) (c) Addendum No. 2 dated July 30, 1997 to the Distribution Agreement between Registrant and BISYS relating to the Pegasus Municipal Cash Management Fund.

          (6) (d) Form of Addendum No. 3 to the Distribution Agreement between Registrant and BISYS relating to the Pegasus Short Municipal Bond and Market Expansion Index Funds.

          (8) (k) Addendum No. 10 dated July 30, 1997 to the Amended and Restated Custodian Agreement between Registrant and NBD relating to the Pegasus Municipal Cash Management Fund.

          (8) (l) Form of Addendum No. 11 to the Amended and Restated Custodian Agreement between Registrant and NBD relating to the Pegasus Short Municipal Bond and Market Expansion Index Funds.

          (9) (c) Addendum No. 2 dated July 30, 1997 to the Co-Administration Agreement among Registrant, FCNIMCO and BISYS relating to the Pegasus Municipal Cash Management Fund.

          (9) (d) Form of Addendum No. 3 to the Co-Administration Agreement among Registrant, FCNIMCO and BISYS relating to the modification of language regarding new portfolios.

          (9) (g) Addendum No. 2 dated July 30, 1997 to the Transfer Agency and Services Agreement between Registrant and FDISG relating to the Pegasus Municipal Cash Management Fund.

          (9) (h) Form of Addendum No. 3 to the Transfer Agency and Services Agreement between Registrant and FDISG relating to the Pegasus Short Municipal Bond and Market Expansion Index Funds.

          (11)(a)  Consent of Arthur Andersen LLP.

          (11)(b)  Consent of Ernst & Young LLP.

          (11)(c)  Consent of Drinker Biddle & Reath LLP.

          (11)(j) Schedules of Performance Calculations for the Equity Income, Short Bond, Small-Cap Opportunity, Intermediate Municipal Bond, Managed Assets Conservative, Multi Sector Bond, Treasury Cash Management, Municipal Cash Management and High Yield Bond Funds.

          (27)     Financial Data Schedules